          As filed with the Securities and Exchange Commission on April 13, 2011

                                            1933 Act Registration No. 333-36304

                                            1940 Act Registration No. 811-08517
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 54 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             AMENDMENT NO. 269 /X/

                    Lincoln Life Variable Annuity Account N
                           (Exact Name of Registrant)

           Lincoln ChoicePlus Bonus, Lincoln ChoicePlus II Bonus, and
                      Lincoln ChoicePlus Assurance (Bonus)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                            Nicole S. Jones, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2011, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _______________________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

                              PROSPECTUS 1

Lincoln ChoicePlusSM Bonus
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If your purchase payments, bonus credits and persistency credits are in the fixed account, we promise to pay you your principal and minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, a market value adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.


We do offer variable annuity contracts that have lower fees. Expenses for contracts offering a bonus or persistency credit may be higher. Because of this, the amount of the bonus or persistency credits may, over time, be offset by additional fees and charges.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments , bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I):

     Invesco V.I. Capital Appreciation Fund
     Invesco V.I. Core Equity Fund
     Invesco V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth and Income Portfolio AllianceBernstein VPS International Value Portfolio AllianceBernstein VPS Large Cap Growth Portfolio AllianceBernstein VPS Small/Mid Cap Value Portfolio
American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund
Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series
     (formerly Delaware VIP (Reg. TM) Trend Series)
     Delaware VIP (Reg. TM) U.S. Growth Series

     Delaware VIP (Reg. TM) Value Series

DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio
     Janus Aspen Enterprise Portfolio
     Janus Aspen Worldwide Portfolio
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Social Awareness Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA S&P 500 Index Fund**
Lincoln Variable Insurance Products Trust (Service Class)
     LVIP Baron Growth Opportunities Fund

     LVIP BlackRock Inflation Protected Bond Fund

     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund

     LVIP Delaware Diversified Floating Rate Fund

     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund

     LVIP Dimensional Non-U.S. Equity Fund*
     LVIP Dimensional U.S. Equity Fund*

     LVIP Global Income Fund

     LVIP J.P. Morgan High Yield Fund

     LVIP Janus Capital Appreciation Fund
     LVIP MFS International Growth Fund
     (formerly LVIP Marsico International Growth Fund)

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP SSgA Bond Index Fund

     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund

     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation Fund
     (formerly LVIP Wilshire Aggressive Profile Fund)

     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund

     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund

     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund

     LVIP Total Bond Fund*

     LVIP Turner Mid-Cap Growth Fund

     LVIP Vanguard Domestic Equity ETF Fund*
     LVIP Vanguard International Equity ETF Fund*
     LVIP 2010 Profile Fund
     (formerly LVIP Wilshire 2010 Profile Fund)
     LVIP 2020 Profile Fund
     (formerly LVIP Wilshire 2020 Profile Fund)
     LVIP 2030 Profile Fund
     (formerly LVIP Wilshire 2030 Profile Fund)
     LVIP 2040 Profile Fund
     (formerly LVIP Wilshire 2040 Profile Fund)
     LVIP Conservative Profile Fund
     (formerly LVIP Wilshire Conservative Profile Fund)
     LVIP Moderate Profile Fund
     (formerly LVIP Wilshire Moderate Profile Fund)
     LVIP Moderately Aggressive Profile Fund
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund
     Putnam VT Growth & Income Fund


*Refer to Description of Funds for specific information regarding the availability of funds.


**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2011

Table of Contents




Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 7
Summary of Common Questions                                   10
The Lincoln National Life Insurance Company                   13
Variable Annuity Account (VAA)                                14
Investments of the Variable Annuity Account                   14
Charges and Other Deductions                                  20
The Contracts                                                 26
 Purchase Payments                                            27
 Bonus Credits                                                27
 Persistency Credits                                          28
 Transfers On or Before the Annuity Commencement Date         29
 Surrenders and Withdrawals                                   31
 Death Benefit                                                34
 Investment Requirements                                      39
Living Benefit Riders                                         44
 i4LIFE (Reg. TM) Advantage                                   45
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    49
Discontinued Living Benefit Riders                            53
 Lincoln Lifetime IncomeSM Advantage                          54
 Lincoln SmartSecurity (Reg. TM) Advantage                    62
 4LATER (Reg. TM) Advantage                                   68
 Annuity Payouts                                              72
 Fixed Side of the Contract                                   79
Distribution of the Contracts                                 82
Federal Tax Matters                                           83
Additional Information                                        88
 Voting Rights                                                88
 Return Privilege                                             88
 Other Information                                            89
 Legal Proceedings                                            89
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   90
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by regular income payments, Guaranteed Income Benefit payments, and withdrawals.


Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Bonus credit - The additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.


Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.


Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit - A general reference to certain riders that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you own a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. On or after October 13, 2009, the only available living benefit rider that you may elect is i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit.

Persistency credit - The additional amount credited to the contract after the fourteenth contract anniversary.

Purchase payments - Amounts paid into the contract other than bonus credits and persistency credits.

Selling group individuals - A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
 o Effective June 15, 2005, the version of this product offered to Selling Group Individuals is no longer available for new sales.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.




                      Contractowner Transaction Expenses:




Surrender charge (as a percentage of purchase payments surrendered/withdrawn):1           8.50%
We also may apply a market value adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed
period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal
amount under Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under
i4LIFE (Reg. TM) Advantage). See Fixed Side
of the Contract.



1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.






The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.




                    Periodic Charges for the Base Contract:





Annual Account Fee:1                                                                  $35
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):2
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge                                                   1.45%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.60%
5% step-up death benefit
  Mortality and Expense Risk Charge                                                   1.60%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.75%
EEB Rider (without 5% step-up)
  Mortality and Expense Risk Charge                                                   1.65%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.80%
EEB Rider (in combination with 5% step-up)
  Mortality and Expense Risk Charge                                                   1.70%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.85%



1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.







       Optional Living Benefit Riders are available as set forth below.





Optional Living Benefit Rider Charges - Other Than i4LIFE (Reg. TM) Advantage:
Only one Living Benefit rider may be elected from this grouping. These charges are added to the charges
for the base contract.                                                                     Single Life   Joint Life
Lincoln Lifetime IncomeSM Advantage:1, 4

Optional Living Benefit Rider Charges - Other Than i4LIFE (Reg. TM) Advantage:
Only one Living Benefit rider may be elected from this grouping. These charges are added to the charges
for the base contract.                                                                     Single Life  Joint Life
  Guaranteed Maximum Charge                                                                  1.50%        1.50%
  Current Charge                                                                             0.90%        0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Plus                                       0.15%        0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:2, 4
  Guaranteed Maximum Charge                                                                  1.50%        1.50%
  Current Charge                                                                             0.65%        0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:2
  Guaranteed Maximum Charge                                                                  0.95%         N/A
  Current Charge                                                                             0.65%         N/A
4LATER (Reg. TM) Advantage:3, 4
  Guaranteed Maximum Charge                                                                  1.50%         N/A
  Current Charge                                                                             0.65%



1 As an annualized percentage of the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information.

2 As an annualized percentage of the Guaranteed Amount (initial purchase payment and bonus credit or contract value at the time of election), as increased for subsequent purchase payments (any bonus credits) and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

3 As an annualized percentage of the Income Base (initial purchase payment and any bonus credit or contract value at the time of election), as increased for subsequent purchase payments, bonus credits, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Charge for further information.

4 As of June 30, 2009, this rider is no longer available for purchase.





Optional Living Benefit Rider Charges - i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage can be elected with or without one of the following Guaranteed Income Benefits. It cannot be elected with any other Living Benefit rider except as set forth below.





i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):*
Account Value Death Benefit                                                  1.85%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)                            2.05%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM)Advantage Charge for further information.





i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):*
                                                                           Single Life   Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge                                                  3.85%         3.85%
  Current Charge                                                             2.50%         2.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                  4.05%         4.05%
  Current Charge                                                             2.70%         2.90%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect at the time of an automatic step-up, not to exceed the guaranteed maximum charge percentage. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3)*:
Account Value Death Benefit
  Guaranteed Maximum Charge                                                         3.35%
  Current Charge                                                                    2.35%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                         3.55%
  Current Charge                                                                    2.55%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information.





i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who previously purchased 4LATER (Reg. TM) Advantage:*
Account Value Death Benefit
  Guaranteed Maximum Charge                                                                3.35
  Current Charge                                                                          2.50%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                               3.55%
  Current Charge                                                                          2.75%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. As of June 30, 2009, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.





The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the annuity commencement date:



          Periodic Charges on and after the Annuity Commencement Date





Mortality and expense risk charge and administrative charge    1.40%



The next table describes the maximum Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the annuity commencement date:





Maximum Lincoln SmartIncomeSMInflation Unscheduled Payment charge (as a percentage of the
  Unscheduled Payment)                                                                      7.0%



 The Unscheduled Payment charge percentage is reduced over time. The later the Unscheduled Payment occurs, the lower the charge with respect to that Unscheduled Payment. A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation. See The Contracts - Annuity Payouts for a detailed description of Lincoln SmartIncomeSMInflation.




The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2010. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         2.58%        0.30%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements):        2.14%        0.30%

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up death benefit and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:




   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,449    $2,607    $3,627    $6,131


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $599   $1,807    $3,027    $6,131


For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - Living Benefit Riders - i4LIFE (Reg.
TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, and The Contracts - Discontinued Living Benefit Riders - 4LATER (Reg. TM) Guaranteed Income Benefit, and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or market value adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.


What are Investment Requirements? If you have elected one of the following riders: Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments , bonus credits and persistency credits to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds. You may also allocate purchase payments to the fixed account.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.


What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value. See Charges and Other Deductions.


If you withdraw purchase payments, you pay a surrender charge from 0% to 8.50% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the market value adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? When purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

A persistency credit of 0.05% of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts - Persistency Credits.

We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. See also the Fixed Side of the Contract. Transfers from the fixed account may be subject to an interest adjustment.


What are Living Benefit Riders? Living Benefit riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders are the Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). On or after October 13, 2009, the only available living benefit rider you may elect is i4LIFE (Reg. TM)

Advantage with or without the Guaranteed Income Benefit. If you own a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you will be subject to Investment Requirements. Excess withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the living benefit rider. These riders are discussed in detail in The Contracts - Living Benefit Riders.


What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See the Contracts - Discontinued Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage. If you own this rider you will be subject to Investment Requirements. See the Contracts - Investment Requirements. This rider is no longer available for purchase on or after October 13, 2009.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. If you own a Living Benefit Rider, excess withdrawals will adversely affect the Guaranteed Amount and you will be subject to investment Requirements. See The Contracts - Discontinued Living Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage. This rider is no longer available for purchase on or after October 13, 2009.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg.
TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. If you own this benefit, you will be subject to Investment Requirements. See The Contracts
- Discontinued Living Benefit Riders - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase on or after October 13, 2009.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage and The Contracts - Discontinued Living Benefit Riders - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.


Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges Returns calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.25%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Invesco, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


  o Capital Appreciation Fund: Long-term growth of capital.

  o Core Equity Fund: Long-term growth of capital.

  o International Growth Fund: Long-term growth of capital.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Growth and income of capital.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.



American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund: Long-term growth.

  o Global Small Capitalization Fund: Long-term growth.

  o Growth Fund: Long-term growth.


  o Growth-Income Fund: Long-term growth and income.


  o International Fund: Long-term growth.

BlackRock Variable Series Fund, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund: High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Capital appreciation and secondarily high current income.

  o Limited-Term Diversified Income Series: Long-term total return.


  o REIT Series: Total return.

  o Small Cap Value Series: Capital appreciation.


  o Smid Cap Growth Series: Long-term capital appreciation.
     (formerly Trend Series)

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.



DWS Variable Series II, advised by Deutsche Asset Management Inc. and subadvised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation Plus VIP Portfolio: Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.

  o Growth Portfolio: Capital appreciation.


  o Mid Cap Portfolio: Long-term growth of capital.


  o Overseas Portfolio: Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund: Maximize income.


  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: Total return.

  o Templeton Growth Securities Fund: Long-term growth.
     (Subadvised by Templeton Asset Management Limited)


Janus Aspen Series, advised by Janus Capital Management LLC


  o Balanced Portfolio: Long-term growth balanced by current income.


  o Enterprise Portfolio Portfolio: Long-term growth.

  o Worldwide Portfolio: Long-term growth.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)


  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return. (Subadvised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total Return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund: Current income.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 23, 2011. Consult your financial advisor.


  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP J.P. Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management Inc.)


  o LVIP Janus Capital Appreciation Fund: Long-term growth.
     (Subadvised by Janus Capital Management LLC)


  o LVIP MFS International Growth Fund: Long-term capital appreciation. (formerly LVIP Marsico International Growth Fund)
     (Subadvised by Massachusetts Financial Services Company)


  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Preservation of capital.
     (Subadvised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Aggregate Bond Index. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (formerly LVIP Wilshire Aggressive Profile Fund)
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA International Index Fund: Replicate broad foreign index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderate Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.
     (Sub-advised by SSgA Funds Management, Inc

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 index.
     (Sub-advised by SSgA Funds Management, Inc

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)


  o LVIP Total Bond Fund: Total return consistent with capital appreciation. This fund will be available on or about May 23, 2011. Consult your financial advisor.


  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)


  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP 2010 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2010 Profile Fund)

  o LVIP 2020 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2020 Profile Fund)

  o LVIP 2030 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2030 Profile Fund)

  o LVIP 2040 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2040 Profile Fund)

  o LVIP Conservative Profile Fund: Current income; a fund of funds. (formerly LVIP Wilshire Conservative Profile Fund)

  o LVIP Moderate Profile Fund: Growth and income; a fund of funds. (formerly LVIP Wilshire Moderate Profile Fund)

  o LVIP Moderately Aggressive Profile Fund: Growth and income; a fund of funds.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Capital appreciation.

  o Regency Portfolio: Long-term growth.

PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC and subadvised by Putnam Investments Limited

  o Global Health Care Fund: Capital appreciation.

  o Growth & Income Fund: Capital growth and current income.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                           EEB Rider
                                           (in combination       EEB Rider                 5% step up
                                           with 5% step up)      (without 5% step up)      death benefit      EGMDB
                                           ------------------    ----------------------    ---------------    ------
o   Mortality and expense risk charge      1.70%                         1.65%                 1.60%          1.45%
o   Administrative charge                   .15%                         0.15%                 0.15%          0.15%
                                           ----                          ----                   ----          ----
o   Total annual charge for each
    subaccount                             1.85%                         1.80%                 1.75%          1.60%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:

                                                        Number of contract anniversaries since
                                                             purchase payment was invested
                                                    -----------------------------------------------
                                             0       1       2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th8.50%   8.50%   8%   7%   6%   5%   4%   3%   2%   0%
      surrendered or withdrawn purchase
      payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;
 o Purchase payments that have been invested in the contract for at least 12 months when used in the calculation of the initial benefit payment to be made under an annuity payout option, other than the i4LIFE (Reg. TM) Advantage option;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any purchase payments as a result of the admittance of the contractowner to an accredited nursing home or equivalent health care facility, if such purchase payments were received by us more than 12 months prior to the admittance, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender of the contract as a result of the death of the contractowner or annuitant;
 o A surrender or withdrawal of a purchase payment beyond the fifth anniversary since the purchase payment was invested for any contract issued to selling group individuals. For selling group individuals, a reduced schedule of surrender charges applies;
 o A surrender or annuitization of bonus credits and persistency credits;
 o Purchase payments when used in the calculation of the initial Account Value under the i4LIFE (Reg. TM) Advantage option;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;

 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.


For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from bonus credits.

3. On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and persistency credits until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to selling group individuals.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or
(b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Discontinued Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments and bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.


Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.


The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus Option riders are no longer available for purchase as of October 13, 2009.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for Riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Discontinued Living Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because bonus credits increase the Guaranteed Amount, bonus credits also increase the amount we deduct for the cost of the Rider. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments (and bonus credits) made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase as of October 13, 2009.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment and any bonus credit or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value.


Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value (initial purchase payment or contract value on the effective date of i4LIFE (Reg. TM) Advantage). The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.85% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.05% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Access Period and Periodic Income Commencement Date. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% (2.35% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.70% (2.55% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.90% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of the prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Account Value death benefit; and

2.70% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.


After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

The 4LATER (Reg. TM) Guaranteed Income Benefit is no longer available for purchase.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.35% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.55% for the i4LIFE (Reg. TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.


The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).



After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the market value adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge
(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

*A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home office, an initial purchase payment and its corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.



Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not equal or exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.



Bonus Credits

In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract. For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The amount of any bonus credit applied to the contract will be noted on the confirmation sent after each purchase payment. The bonus credit percentage is based on the owner's cumulative purchase payments at the time each purchase payment is made according to the following scale:


Cumulative Purchase Payments   Bonus Credit %
------------------------------ ---------------
  Less than $100,000  .             3.0%
  $100,000-$999,999  .              4.0%
  $1,000,000 or greater  .          5.0%

Your cumulative purchase payments at the time of a purchase payment are equal to the sum of (1) all prior purchase payments made to your contract; plus (2) the current purchase payment made to your contract; minus (3) all prior withdrawals of purchase payments from your contract.

Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with contract values for only nonqualified contracts.

During the first contract year if you make any purchase payment(s) after the initial purchase payment ("subsequent purchase payment"), we may add a bonus credit ("additional bonus credit") to the contract that is in addition to any bonus credit that was previously added to the contract and the bonus credit that is added due to the subsequent purchase payment. The additional bonus credit will be added to the contract if the subsequent purchase payment increases the owner's investment to a dollar level that qualifies for a higher bonus credit percentage than the bonus credit percentage that any prior purchase payments qualified for. The additional bonus credit will be added to your contract at the time the subsequent purchase payment is made. The bonus credit percentage for the additional bonus credit will be the difference between the higher bonus credit percentage that the subsequent purchase payment qualifies for and the bonus credit percentage that the prior purchase payments qualified for. We will then multiply the sum of all prior first year purchase payments by this bonus credit percentage to determine the amount of the additional bonus credit. You may receive more than one additional bonus credit during the first contract year as we will add an additional bonus credit anytime a subsequent purchase payment increases the amount of the total purchase payments to an amount that qualifies for a higher bonus credit percentage.

We offer a variety of variable annuity contracts. The amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


Persistency Credits

Contractowners will receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 14 years, by 0.05%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available. Corresponding bonus credits will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocated purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.


If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.


The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.


The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. Currently, there is no charge for a transfer. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.


A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.


Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable. For a description of the interest adjustment, see the Fixed Side of the Contract - Interest Adjustment.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.

Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.


As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the market value adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM)is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy or contract administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.


The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. Beginning May 1, 2010, this service will no longer be available unless the contractowner has enrolled in this service prior to this date. You specifiy the applicable subaccounts, the baseline amount and the interval period.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.



Asset Allocation Models


The asset allocation models discussed below are not available for contracts purchased on or after November 15, 2010.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements and The Contracts - Discontinued Living Benefit Riders..

At this time, the available models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in three equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in three equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in seven equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...                               AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     There is a surviving joint owner     The annuitant is living or deceased    joint owner
 contractowner     There is no surviving joint owner    The annuitant is living or deceased    designated beneficiary
contractowner     There is no surviving joint owner    The annuitant is living or deceased    contractowner's estate
                  and the beneficiary predeceases the
                  contractowner

 UPON DEATH OF:    AND...
annuitant         The contractowner is living
 annuitant         The contractowner is living
annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                DEATH BENEFIT PROCEEDS PASS TO:
annuitant         There is no contingent annuitant      The youngest contractowner
                                                        becomes the contingent annuitant
                                                        and the contract continues. The
                                                        contractowner may waive* this
                                                        continuation and receive the death
                                                        benefit proceeds.
 annuitant         The contingent annuitant is living    contingent annuitant becomes the
                                                        annuitant and the contract continues
annuitant**       No contingent annuitant allowed       designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.



If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.


You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.


Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments less the sum of all withdrawals, partial annuitizations and premium tax incurred; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) for ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and bonus credits and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest contract value is obtained.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments reduced by the sum of all withdrawals; or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments and bonus credits made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date on a dollar for dollar basis; or
 o (Only if this Rider is elected in combination with the 5% Step Up death benefit): The accumulation of all purchase payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB death benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or

 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the EEB and 5% Step-Up death benefit will be reduced to the Step-Up death benefit for an annual charge of 1.75%, and the EEB Rider death benefit will be reduced to the EGMDB for an annual charge of 1.60%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM)account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchased a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you are subject to Investment Requirements, which means you are limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchased and the date of purchase will determine which Investment Requirements Option applies to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchased i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you are not subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchased the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchased. If you have not elected a Living Benefit rider, the Investment Requirements will not apply to your contract.





                                                                                                       YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage                  Between February 19, 2008 and January 19, 2009   Option 2
                                                     On or after January 20, 2009                     Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                          N/A
                                                     April 10, 2006 through January 19, 2009          Option 1
                                                     On or after January 20, 2009                     Option 3
4LATER (Reg. TM) Advantage                           April 10, 2006 through January 19, 2009          Option 1
                                                     On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                          N/A
Benefit (v.1)                                        On or after April 10, 2006                       Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income    April 10, 2006 through January 19, 2009          Option 1
Benefit (v.2)                                        On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between October 6, 2008 and January 19, 2009     Option 2
Benefit (v.3)                                        On or after January 20, 2009                     Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    On or after November 15, 2010                    Option 3
Benefit (v.4)

Investment Requirements - Option 1

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):
o AllianceBernstein VPS Global Thematic Growth Portfolio
o AllianceBernstein VPS International Value Portfolio
o AllianceBernstein VPS Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund

o Delaware VIP (Reg. TM) Emerging Markets Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) REIT Series
o Delaware VIP (Reg. TM) Small Cap Value Series
o Delaware VIP (Reg. TM) Smid Cap Growth Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Mid-Cap Portfolio

o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Income Securities Fund
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Mutual Shares Securities Fund
o FTVIPT Templeton Growth Securities Fund
o Invesco V.I. International Growth Fund
o Janus Aspen Enterprise Portfolio
o Janus Aspen Worldwide Portfolio
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Columbia Value Opportunities Fund
o LVIP Delaware Foundation Aggressive Allocation Fund

o LVIP Delaware Special Opportunities Fund
o LVIP Dimensional Non-U.S. Equity Fund
o LVIP MFS International Growth Fund

o LVIP Mid-Cap Value Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o LVIP Turner Mid-Cap Growth Fund

o LVIP Vanguard International Equity ETF Fund
o LVIP 2040 Profile Fund

o MFS VIT Growth Series
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Neuberger Berman AMT Regency Portfolio
o Putnam VT Global Health Care Fund


All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation Plus VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.


You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Delaware VIP Limited-Term Diversified Income Series subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                     Group 2
Investments must be at least 25% of contract value          Investments cannot exceed 75% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other investment options except as discussed below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) High Yield Series
4. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP BlackRock Inflation Protected Bond Fund
7. LVIP Delaware Bond Fund
8. LVIP Delaware Diversified Floating Rate Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund
11. LVIP Total Bond Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                            -----------------------------------------------------------------
Account Value
-----------------------------------------------------------
1. Delaware VIP (Reg. TM) REIT Series
2. DWS Alternative Asset Allocation Plus VIP Portfolio
3. LVIP SSgA Emerging Markets 100 Fund



To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your contract value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) High Yield Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP 2030 Profile Fund oLVIP 2040 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series


To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                     Group 2
Investments must be at least 30% of contract value          Investments cannot exceed 70% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other funds except as described below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Global Income Fund
9. LVIP SSgA Bond Index Fund
10. LVIP Total Bond Fund

Group 3
Investments cannot exceed 10% of contract value or
Account Value
-------------------------------------------------------
1. Delaware VIP (Reg. TM) Emerging Markets Series
2. LVIP SSgA Emerging Markets 100 Fund
3. Delaware VIP (Reg. TM) REIT Series
4. LVIP Cohen & Steers Global Real Estate Fund
5. MFS VIT Utilities Series
6. AllianceBernstein VPS Global Thematic Growth
Portfolio
7. DWS Alternative Asset Allocation Plus VIP Portfolio


To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above. These models are not available for contracts purchased on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your Rider Continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.




Living Benefit Riders
The following Living Benefit Rider may be purchased for an additional charge: i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit. Upon election of i4LIFE (Reg. TM) Advantage, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. Terms and conditions may change after the contract is purchased.

i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts - Transfers on or before the annuity commencement date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected an EEB Death Benefit or a 5% Step-up Death Benefit, you must elect a new death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage death benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable market value adjustments. See Charges and other deductions. For information regarding income tax consequences of regular income payments, see Federal tax matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals, if any. Regular income payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the death benefit on a dollar for dollar basis.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and bonus credits and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on a dollar for dollar basis.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

We will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.


Contractowners may purchase the Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.


As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of Appendix C for a discussion of the 4LATER (Reg. TM)Guaranteed Income Benefit.


Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSMAdvantage rider.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages of the Account Value and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit




Age                     Percent of Account Value or Guaranteed Amount*
-------------------    -----------------------------------------------
  Under 40             2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%



*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the contract value) to calculate the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value.) This payment will be made from the variable subaccounts on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each periodic income commencement date anniversary starting on the first periodic income commencement date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the periodic income commencement date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated regular income payment. See The Contracts- i4LIFE (Reg. TM) Advantage-Regular income payments during the Access Period for a discussion of recalculation of the regular income payment.





8/1/2010 Amount of initial regular income payment:                                 $  5,051
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):       $100,000

8/1/2010 Initial Guaranteed Income Benefit (4% times $100,000 Account Value):       $4,000
8/1/2011 Recalculated regular income payment:                                       $6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                   $4,500



The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated regular income payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a living benefit rider) on contracts purchased prior to June 30, 2009. For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or secondary life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the contract value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.





         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $120,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial regular income payment:                          $  5,992    per year
         Initial Guaranteed Income Benefit (5% x $120,000                   $  6,000
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):



Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, the Guaranteed Amount will not be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or secondary life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 90 (age 85 versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.


If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your regular income payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the regular income payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSMAdvantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


Availability. The Guaranteed Income Benefit (version 4) will be available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts issued prior to June 30, 2009. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions. The market value adjustment may apply.


The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions. The market value adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the EGMDB option. Upon termination, we will stop assessing the charge for i4LIFE (Reg.
TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.



Discontinued Living Benefit Riders
The following Living Benefit riders are unavailable for purchase as of October 13, 2009. This section contains important information for contractowners who purchased their contract and one of the following Living Benefit riders prior to October 13, 2009. The riders described below, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, and 4LATER (Reg. TM) Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (4LATER (Reg.
TM) Advantage). You may not own more than one Living Benefit rider at a time. If you own a Living Benefit rider, you will be subject to Investment Requirements (see Investment Requirements). Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.

Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/

annuitant (Single Life Option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option under Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments plus applicable bonus credits made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. This option guarantees at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are: LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to Investment Requirements.


We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elected the Rider. If you elected the Rider at the time you purchased the contract, the initial Guaranteed Amount equaled your initial purchase payment plus the amount of any bonus credit. If you elected the Rider after we issued the contract, the initial Guaranteed Amount equaled the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the living benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives.


Additional purchase payments and any bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and any bonus credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:


         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, and applicable bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments and any applicable bonus credits received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments and any bonus credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment (and bonus credit). Any purchase payments and bonus credits made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000

Additional purchase payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600

Additional purchase payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000

On the first Benefit Year Anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 times 1.05% = $125,580 plus $10,400). The $10,000 purchase payment and $400 bonus credit on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contractowner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (Single Life) or 65 (Joint Life):


                                                                                                Potential for   Length of 5%
                                                                                   Guaranteed     Charge to     Enhancement
                                                                  Contract Value     Amount         Change         Period
                                                                 ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         No              10
         1st Benefit Year Anniversary...........................      $54,000        $54,075         No               9
         2nd Benefit Year Anniversary...........................      $53,900        $56,779         No               8
         3rd Benefit Year Anniversary...........................      $57,000        $59,618         No               7
         4th Benefit Year Anniversary...........................      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the contract value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. For contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments, including bonus credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,400 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election). Required minimum distributions
(RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Initial Maximum Annual Withdrawal amount = $10,400.

After 10 years, at age 65, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two withdrawals of $10,400) and the contract value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals times 200%), the Guaranteed Amount is increased to $374,400.

The 200% Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under the Joint Life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments and bonus credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):



                                                                                   Guaranteed    Maximum Annual
                                                                  Contract Value     Amount     Withdrawal Amount
                                                                 ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         $2,575
         1st Benefit Year Anniversary...........................      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary...........................      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary...........................      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary...........................      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)

After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:

Contract Value = $54,800
Guaranteed Amount = $79,800

The contract value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 contract value ($6,800 / $54,800)

Contract value = $48,000

Guaranteed Amount = $69,898 ($79,800 X 12.41% = $9,902; $79,800 - $9,902 =
$69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to purchase payments (and not bonus credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to bonus credits are not subject to surrender charges.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner, is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after the next Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary. (See the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment + $4,000 bonus credit
 o $104,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $93,600
 o $5,200 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $98,444 ($104,000 reduced by 5.34% ($5,000/
$93,600) and the new Maximum Annual Withdrawal amount is $4,922 (5% times $98,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charges.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial

Guaranteed Amount, (plus any purchase payments and applicable bonus credits made within 90 days of the rider effective date) over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000 with a 4% bonus credit of $4,000; Initial Guaranteed Amount of $104,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $14,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models:
Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Impact of Divorce on Joint Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.


Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:

 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage will provide a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln SmartSecurity (Reg. TM) Advantage

Lincoln SmartSecurity (Reg. TM) Advantage provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, any bonus credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

If you own this Rider, you are limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements in this prospectus.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elected the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equaled your initial purchase payment plus the amount of any bonus credit. If you elected the benefit after we issued the contract, the Guaranteed Amount equaled the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts of all Living Benefit riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant).



Additional purchase payments and bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and bonus credit (not to exceed the maximum); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit will increase the Guaranteed Amount by $10,300. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and any bonus credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including any surrender charges and other deductions), the Rider charge and account fee plus any purchase payments and any bonus credits made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):

                                          Contract Value      Guaranteed Amount
                                         ----------------    ------------------
o   Initial Purchase Payment $50,000
    (3% bonus credit)                    $51,500                   $51,500
o   1st Benefit Year Anniversary         $54,000                   $54,000
o   2nd Benefit Year Anniversary         $53,900                   $54,000
o   3rd Benefit Year Anniversary         $57,000                   $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments, any bonus credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments and any bonus credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the market value adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
       or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option,demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
 Initial Guaranteed Amount of $104,000 equals $100,000 purchase payment and 4% bonus credit

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400
- $7,000 = $75,400).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and a market value adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the market value adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:
1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed

Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a. the contractowner (and spouse if applicable) is age 65;
b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up i.e. all contractowners and the annuitant must be alive and under age 81); and
c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up with $100,000 (and received a bonus credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. You must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders will limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments and any bonus credits. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments and any bonus credits. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments, corresponding bonus credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit, plus 15% of that purchase payment and bonus credit.


Example:


         Initial Purchase Payment and corresponding bonus credit      $104,000
         Purchase Payment and corresponding bonus credit 60           $ 10,400
                                                                      --------
         days later
         Income Base                                                  $114,400
         Future Income Base (during the 1st Waiting Period)           $131,560   ($114,400 x 115%)
         Income Base (after 1st Waiting Period)                       $131,560
         New Future Income Base (during 2nd Waiting Period)           $151,294   ($131,560 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit plus 15% of that purchase payment and corresponding bonus credit on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:

         Income Base                                                $104,000
         Purchase Payment and corresponding bonus credit in         $ 10,400
                                                                    --------
         Year 2
         New Income Base                                            $114,400
         Future Income Base (during 1st Waiting Period-Year 2)      $130,520   ($104,000 x 115%) + ($10,400 x 100%) +
                                                                               (10,400 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $130,520
         New Future Income Base (during 2nd Waiting Period)         $150,098   (130,520 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments and corresponding bonus credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $104,000      Maximum Income Base                   $208,000
      Purchase Payment and                    $ 10,400      Increase to Maximum Income Base       $ 20,800
       corresponding bonus credit in
       Year 2
      New Income Base                         $114,400      New Maximum Income Base               $228,800
      Future Income Base after Purchase       $130,520      Maximum Income Base                   $228,800
       Payment

      Income Base (after 1st Waiting          $130,520
       Period)
      Future Income Base (during 2nd          $150,098      Maximum Income Base                   $228,800
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $117,468
      Future Income Base                      $135,088      Maximum Income Base                   $205,920

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg.
TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

NOTE: If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period occurred.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your Rider. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or, the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.


The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.


Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

1. The CPI is discontinued, delayed, or otherwise not available for this use;
or

2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the Rider per the terms of the termination provisions of Rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the Rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled

Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the Rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:

     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.

Continuing this example for the next year's adjustment:

     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the Rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the Rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the Rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700


The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the Rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:



     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 -($4,800 x             $    4,706
  .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the annuity commencement date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options - General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:
 a. the current Reserve Value as of the date due proof of death is received by us; or
b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:



  7/15/2009   Initial Reserve Value                                              $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10        $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value             $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment
              ($90,000 - $45,000 = $45,000)

  8/6/2010   Death of a contractowner
             Death benefit is greater of
              a) current Reserve Value ($45,000);or
              b) initial Reserve Value minus Scheduled Payment
               ($100,000 - $45,000 = $55,000)
  8/5/2010   Death benefit paid                                  $55,000


If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

 1. Terminate the contract and receive the death benefit, if any in a lump-sum;
or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination.

You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the Rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the Rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                                         $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10                   $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value                        $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
              $45,000 = $45,000)
  8/6/2010    Unscheduled Payment                                                           $ 45,000
              Reserve Value                                                                 $      0

     Reserve Value is reduced to zero which results in termination of the rider
     Initial Reserve Value is greater than payments received
     [$100,000 > ($45,000 + $45,000) = $90,000]
     Final payment made to holder of rights of ownership                          $10,000

General Information


Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less any surrender charges on purchase payments made within twelve months of annuitization and applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 4% annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments, bonus credits and persistency credits allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 3.00% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the market value adjustment (see Market Value Adjustment and Charges and Other Deductions). The market value adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3.00% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and its corresponding bonus credit allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the market value adjustment. Each guaranteed period purchase payment and its corresponding bonus credit will be treated separately for purposes of determining any applicable market value adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Market Value Adjustment


Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or regular income payments under i4LIFE (Reg.
TM) Advantage) will be subject to the market value adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the market value adjustment. The market value adjustment will be applied to the amount being surrendered, withdrawn or transferred. The market value adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the market value adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the market value adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the market value adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.



The market value adjustment is calculated by multiplying the transaction amount by:


   (1+A)n    -1
----------
  (1+B )n

     where:

   A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate is determined, no such percentage adjusted to "B" will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no market value adjustment.

     N = the number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

     See the SAI for examples of the application of the market value adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.


If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.10% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2010 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to

LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.




Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value or if your contract has Lincoln Lifetime IncomeSM Advantage 2.0 and your Income Base immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)

 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.



For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.



State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











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                    Lincoln Life Variable Annuity Account N










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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2001  .      10.000        12.866(1)         1*        10.000        11.547(2)         2
2002  .      12.866         7.353            3         11.547         6.599           19
2003  .       N/A          N/A             N/A          6.599         9.320            4
2004  .       N/A          N/A             N/A          9.320         9.620            4
2005  .      10.707        10.894            1*         9.620         9.793            2
2006  .      10.894        11.591            1*         9.793        10.424            2
2007  .      11.591        13.643            1*        10.424        12.276           10
2008  .      13.643         7.036            1*        12.276         6.334            2
2009  .       7.036        10.577            1*         6.334         9.526            2
2010  .      10.577        12.313            1*         9.526        11.095            2
---------    ------        --------        ---         ------        --------         --
AllianceBernstein VPS Growth and Income
2001  .      10.000        11.314(1)         1*        10.000        10.344(2)        14
2002  .      11.314         8.633           39         10.344         7.897           48
2003  .       8.633        11.202           10          7.897        10.253           29
2004  .      11.202        12.231            9         10.253        11.200           26
2005  .      12.231        12.558           11         11.200        11.506           27
2006  .      12.558        14.422           12         11.506        13.220           20
2007  .      14.422        14.846           12         13.220        13.615           20
2008  .      14.846         8.643           11         13.615         7.930           19
2009  .       8.643        10.211           10          7.930         9.374           19
2010  .      10.211        11.307            5          9.374        10.385           19
---------    ------        --------        ---         ------        --------         --
AllianceBernstein VPS International Value
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
AllianceBernstein VPS Large Cap Growth
2001  .      10.000        11.946(1)         1*        10.000        11.946(1)         6
2002  .      11.946         8.110            4         11.946         8.114           13
2003  .       N/A          N/A             N/A          8.114         9.832          N/A
2004  .       N/A          N/A             N/A          9.832        10.462            1*
2005  .       N/A          N/A             N/A         10.462        11.801            1*
2006  .      12.306        11.487            1*        11.801        11.516            1*
2007  .      11.487        12.812            1*        11.516        12.851            7
2008  .      12.812         7.568            1*         N/A          N/A             N/A
2009  .       7.568        10.186            1*         N/A          N/A             N/A
2010  .      10.186        10.983            1*         N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
AllianceBernstein VPS Small/Mid Cap Value
2003  .       N/A          N/A             N/A          N/A          N/A             N/A
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2001  .       6.641     4.864        93          6.554     4.808        643
2002  .       4.864     2.781       148          4.808     2.753        513
2003  .       2.781     3.930       142          2.753     3.896        490
2004  .       3.930     4.058       107          3.896     4.029        409
2005  .       4.058     4.133        65          4.029     4.110        361
2006  .       4.133     4.402        57          4.110     4.384        294
2007  .       4.402     5.187        84          4.384     5.173        278
2008  .       5.187     2.677        60          5.173     2.674        286
2009  .       2.677     4.029        49          2.674     4.030        213
2010  .       4.029     4.695        41          4.030     4.704        123
---------     -----     -----       ---          -----     -----        ---
AllianceBernstein VPS Growth and Income
2001  .      10.469    10.303       234         10.457    10.306        999
2002  .      10.303     7.870       304         10.306     7.884      1,741
2003  .       7.870    10.223       225          7.884    10.256      1,384
2004  .      10.223    11.173       203         10.256    11.226      1,156
2005  .      11.173    11.483       174         11.226    11.556        847
2006  .      11.483    13.201       144         11.556    13.304        685
2007  .      13.201    13.603       110         13.304    13.729        557
2008  .      13.603     7.927        93         13.729     8.013        462
2009  .       7.927     9.375        76          8.013     9.490        392
2010  .       9.375    10.391        60          9.490    10.535        313
---------    ------    ------       ---         ------    ------      -----
AllianceBernstein VPS International Value
2006  .      11.093    11.836         2         10.155    11.846         30
2007  .      11.836    12.279         9         11.846    12.309         58
2008  .      12.279     5.637        11         12.309     5.659         45
2009  .       5.637     7.442         8          5.659     7.482         34
2010  .       7.442     7.627         5          7.482     7.680         28
---------    ------    ------       ---         ------    ------      -----
AllianceBernstein VPS Large Cap Growth
2001  .       7.728     6.272       135          7.682     6.244      1,021
2002  .       6.272     4.262       166          6.244     4.250        867
2003  .       4.262     5.167       118          4.250     5.160        503
2004  .       5.167     5.501        89          5.160     5.502        460
2005  .       5.501     6.208        64          5.502     6.218        450
2006  .       6.208     6.062        61          6.218     6.080        311
2007  .       6.062     6.767        40          6.080     6.798        206
2008  .       6.767     4.002        33          6.798     4.026        179
2009  .       4.002     5.392        27          4.026     5.432        137
2010  .       5.392     5.819        18          5.432     5.872         79
---------    ------    ------       ---         ------    ------      -----
AllianceBernstein VPS Small/Mid Cap Value
2003  .       N/A        N/A        N/A         10.943    15.174          8
2004  .      15.122    17.694         1*        15.174    17.781         73
2005  .      17.694    18.540         1*        17.781    18.660          9
2006  .      18.540    20.806         3         18.660    20.971         16
2007  .      20.806    20.758         3         20.971    20.954         14
2008  .      20.758    13.106         5         20.954    13.250         18
2009  .      13.106    18.372         5         13.250    18.602         23
2010  .      18.372    22.854         4         18.602    23.174         13
---------    ------    ------       ---         ------    ------      -----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A         10.395        10.368            1*
2006  .      10.167        10.330            1*        10.368        10.344            1*
2007  .      10.330        11.105            1*        10.344        11.125            1*
2008  .      11.105        10.727            1*        11.125        10.752           46
2009  .      10.727        11.608            1*        10.752        11.641           46
2010  .      11.608        11.977            1*        11.641        12.016           46
---------    ------        ------          ---         ------        ------          ---
American Funds Global Growth Fund
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A         13.420        10.181            1*
2009  .       N/A          N/A             N/A         10.181        14.230            1*
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        ------          ---         ------        ------          ---
American Funds Global Small Capitalization Fund
2001  .      10.000        12.495(1)         1*        10.000        11.126(2)         1*
2002  .      12.495         9.929           15         11.126         8.845           10
2003  .       9.929        14.964            1*         8.845        13.338          N/A
2004  .      14.964        17.758            1*        13.338        15.836            1*
2005  .      17.758        21.852            2         15.836        19.496            1*
2006  .      21.852        26.611            3         19.496        23.755            1*
2007  .      26.611        31.721            2         23.755        28.330            1*
2008  .      31.721        14.473            2         28.330        12.932            1*
2009  .      14.473        22.916            2         12.932        20.487            1*
2010  .      22.916        27.539            2         20.487        24.632            1*
---------    ------        --------        ---         ------        --------        ---
American Funds Growth Fund
2001  .      10.000        12.307(1)         5         10.000        10.813(2)        18
2002  .      12.307         9.127          129         10.813         8.023          133
2003  .       9.127        12.258           20          8.023        10.780           60
2004  .      12.258        13.537           19         10.780        11.911           54
2005  .      13.537        15.441           23         11.911        13.593           54
2006  .      15.441        16.706           23         13.593        14.715           46
2007  .      16.706        18.425           19         14.715        16.237           60
2008  .      18.425        10.134           19         16.237         8.935           40
2009  .      10.134        13.869           14          8.935        12.234           39
2010  .      13.869        16.158           12         12.234        14.260           39
---------    ------        --------        ---         ------        --------        ---
American Funds Growth-Income Fund
2001  .      10.000        11.309(1)        11         10.000        10.528(2)        17
2002  .      11.309         9.065          158         10.528         8.443          112
2003  .       9.065        11.785           16          8.443        10.982           60
2004  .      11.785        12.769           16         10.982        11.905           56
2005  .      12.769        13.266           17         11.905        12.375           53
2006  .      13.266        15.003           19         12.375        14.002           51
2007  .      15.003        15.470           18         14.002        14.446           51
2008  .      15.470         9.439           18         14.446         8.818           44
2009  .       9.439        12.160           13          8.818        11.366           43
2010  .      12.160        13.302           11         11.366        12.439           42
---------    ------        --------        ---         ------        --------        ---
American Funds International Fund
2001  .      10.000        10.835(1)         1*        10.000        10.218(2)         8
2002  .      10.835         9.058           27         10.218         8.546           40
2003  .       9.058        11.991            9          8.546        11.319            9
2004  .      11.991        14.045            8         11.319        13.265            9
2005  .      14.045        16.753            9         13.265        15.830           10
2006  .      16.753        19.567            9         15.830        18.498           10
2007  .      19.567        23.054            9         18.498        21.806           24
2008  .      23.054        13.098            9         21.806        12.395           10
2009  .      13.098        18.396            8         12.395        17.418            9
2010  .      18.396        19.365            7         17.418        18.344            9
---------    ------        --------        ---         ------        --------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Century Investments VP Inflation Protection Fund
2004  .      10.048    10.398         8         10.000    10.407        169
2005  .      10.398    10.377        19         10.407    10.402         98
2006  .      10.377    10.357        24         10.402    10.398         92
2007  .      10.357    11.145        20         10.398    11.206        117
2008  .      11.145    10.776        25         11.206    10.851        190
2009  .      10.776    11.674        30         10.851    11.772        217
2010  .      11.674    12.056        31         11.772    12.176        171
---------    ------    ------        --         ------    ------        ---
American Funds Global Growth Fund
2004  .       N/A        N/A        N/A         10.000    11.269          7
2005  .      11.039    12.621         1*        11.269    12.652         18
2006  .      12.621    14.935        34         12.652    14.994         44
2007  .      14.935    16.856        34         14.994    16.947         67
2008  .      16.856    10.204        37         16.947    10.275         56
2009  .      10.204    14.270        37         10.275    14.390         57
2010  .      14.270    15.669        36         14.390    15.825         42
---------    ------    ------       ---         ------    ------        ---
American Funds Global Small Capitalization Fund
2001  .       8.240     7.056        41          8.295     7.114        432
2002  .       7.056     5.613        54          7.114     5.667        654
2003  .       5.613     8.468        37          5.667     8.562        551
2004  .       8.468    10.059        35          8.562    10.186        613
2005  .      10.059    12.390        47         10.186    12.566        294
2006  .      12.390    15.104        52         12.566    15.341        287
2007  .      15.104    18.022        48         15.341    18.333        243
2008  .      18.022     8.231        43         18.333     8.385        182
2009  .       8.231    13.046        34          8.385    13.311        137
2010  .      13.046    15.693        22         13.311    16.036        110
---------    ------    ------       ---         ------    ------        ---
American Funds Growth Fund
2001  .       8.970     7.214       360          8.887     7.158      2,621
2002  .       7.214     5.355       752          7.158     5.322      4,726
2003  .       5.355     7.199       750          5.322     7.165      4,195
2004  .       7.199     7.958       642          7.165     7.933      3,989
2005  .       7.958     9.087       578          7.933     9.071      3,443
2006  .       9.087     9.841       561          9.071     9.839      3,141
2007  .       9.841    10.865       485          9.839    10.878      2,727
2008  .      10.865     5.982       404         10.878     5.998      2,164
2009  .       5.982     8.195       320          5.998     8.229      1,827
2010  .       8.195     9.557       261          8.229     9.612       1377
---------    ------    ------       ---         ------    ------      -----
American Funds Growth-Income Fund
2001  .      10.432    10.514       379         10.429    10.526      1,082
2002  .      10.514     8.436       727         10.526     8.459      2,824
2003  .       8.436    10.978       622          8.459    11.024      2,585
2004  .      10.978    11.906       620         11.024    11.975      2,478
2005  .      11.906    12.382       556         11.975    12.472      2,059
2006  .      12.382    14.017       430         12.472    14.140      1,925
2007  .      14.017    14.469       357         14.140    14.617      1,671
2008  .      14.469     8.836       288         14.617     8.940      1,302
2009  .       8.836    11.396       237          8.940    11.547      1,062
2010  .      11.396    12.478       199         11.547    12.663        815
---------    ------    ------       ---         ------    ------      -----
American Funds International Fund
2001  .       7.825     6.160       232          7.865     6.200      1,003
2002  .       6.160     5.155       282          6.200     5.196      1,647
2003  .       5.155     6.831       303          5.196     6.896      1,448
2004  .       6.831     8.009       311          6.896     8.098      1,351
2005  .       8.009     9.563       296          8.098     9.683      1,178
2006  .       9.563    11.180       298          9.683    11.338      1,106
2007  .      11.180    13.186       271         11.338    13.392        927
2008  .      13.186     7.499       226         13.392     7.628        780
2009  .       7.499    10.543       191          7.628    10.740        647
2010  .      10.543    11.109       165         10.740    11.334        461
---------    ------    ------       ---         ------    ------      -----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- ----------------------------------------
            Accumulation unit value                  Accumulation unit value
          ---------------------------   Number of   --------------------------   Number of
           Beginning       End of      accumulation  Beginning      End of      accumulation
           of period       period         units      of period      period         units
          ----------- --------------- ------------- ----------- -------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Blackrock Global Allocation VI
2009  .   N/A         N/A                  N/A          N/A         N/A             N/A
2010  .   N/A         N/A                  N/A         11.558       12.460            1*
--------- ------      ---------            ---         ------       ------          ---
Delaware VIP (Reg. TM) Diversified Income Series
2004  .   N/A         N/A                  N/A          N/A         N/A             N/A
2005  .   10.858      10.597                 2          N/A         N/A             N/A
2006  .   10.597      11.190                 4          N/A         N/A             N/A
2007  .   11.190      11.799                 9         11.374       11.820            1*
2008  .   11.799      11.015                 8         11.820       11.041           46
2009  .   11.015      13.696                 6         11.041       13.735           44
2010  .   13.696      14.503                 4         13.735       14.551           44
--------- ------      ---------            ---         ------       ------          ---
Delaware VIP (Reg. TM) Emerging Markets Series(3)
2004  .   N/A         N/A                  N/A          N/A         N/A             N/A
2005  .   25.710      32.081                 1*        23.491       29.327            1*
2006  .   32.081      39.937                 1*        29.327       36.526            1*
2007  .   39.937      54.303                 1*        36.526       49.690            1*
2008  .   54.303      25.756                 1*        49.690       23.579            1*
2009  .   25.756      44.922                 1*        23.579       41.147            1*
2010  .   44.922      52.130                 1*        41.147       47.773            1*
--------- ------      ---------            ---         ------       ------          ---
Delaware VIP (Reg. TM) High Yield Series
2001  .   10.000       10.304(1)             1*        10.000        9.945(2)         2
2002  .   10.304      10.283                19          9.945        9.928           21
2003  .   10.283      12.982                 1*         9.928       12.541            5
2004  .   12.982      14.531                 1*        12.541       14.045            2
2005  .   14.531      14.742                 1*        14.045       14.256            2
2006  .   14.742      16.236                 2         14.256       15.708            2
2007  .   16.236      16.345                 2         15.708       15.821            7
2008  .   16.345      12.126                 2         15.821       11.743            1*
2009  .   12.126      17.695                 2         11.743       17.145            1*
2010  .   17.695      19.961                 1*        17.145       19.350            1*
--------- ------      ---------            ---         ------       --------        ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .   N/A         N/A                  N/A          N/A         N/A             N/A
2006  .   N/A         N/A                  N/A          N/A         N/A             N/A
2007  .   N/A         N/A                  N/A          N/A         N/A             N/A
2008  .   N/A         N/A                  N/A          N/A         N/A             N/A
2009  .   N/A         N/A                  N/A         11.132       11.220            1*
2010  .   11.196      11.462                 5         11.220       11.494            1*
--------- ------      ---------            ---         ------       --------        ---
Delaware VIP (Reg. TM) REIT Series
2001  .   10.000       10.698(1)             1*        10.000       10.380(2)         4
2002  .   10.698      10.961               101         10.380       10.641           20
2003  .   10.961      14.390                 3         10.641       13.976            7
2004  .   14.390      18.518                 3         13.976       17.994            6
2005  .   18.518      19.425                 5         17.994       18.885            6
2006  .   19.425      25.233                 4         18.885       24.544            6
2007  .   25.233      21.258                 5         24.544       20.688            6
2008  .   21.258      13.505                 4         20.688       13.149            6
2009  .   13.505      16.338                 3         13.149       15.915            5
2010  .   16.338      20.306                 3         15.915       19.791            5
--------- ------      ---------            ---         ------       --------        ---
Delaware VIP (Reg. TM) Small Cap Value Series
2001  .   10.000       11.790(1)             2         10.000       10.979(2)         5
2002  .   11.790      10.911                35         10.979       10.165           55
2003  .   10.911      15.175                13         10.165       14.144            7
2004  .   15.175      18.049                13         14.144       16.831            7
2005  .   18.049      19.339                15         16.831       18.043            6
2006  .   19.339      22.000                14         18.043       20.537            6
2007  .   22.000      20.120                14         20.537       18.791           12
2008  .   20.120      13.812                14         18.791       12.906            6
2009  .   13.812      17.838                13         12.906       16.677            5
2010  .   17.838      23.101                13         16.677       21.607            5
--------- ------      ---------            ---         ------       --------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Blackrock
Global
Allocatio
VI
2009  .      10.084    11.562         3         10.098    11.573         7
2010  .      11.562    12.470         5         11.573    12.501        28
---------    ------    ------         -         ------    ------        --
Delaware VIP (Reg. TM) Diversified Income Series
2004  .      10.253    10.865        10         10.000    10.875       122
2005  .      10.865    10.614        15         10.875    10.639       177
2006  .      10.614    11.219        24         10.639    11.263       199
2007  .      11.219    11.842        42         11.263    11.906       251
2008  .      11.842    11.066        37         11.906    11.143       333
2009  .      11.066    13.773        36         11.143    13.889       303
2010  .      13.773    14.599        30         13.889    14.744       240
---------    ------    ------        --         ------    ------       ---
Delaware VIP (Reg. TM) Emerging Markets Series(3)
2004  .      15.205    19.280         1*        14.430    19.378         9
2005  .      19.280    24.082         7         19.378    24.241        42
2006  .      24.082    30.010         7         24.241    30.253        43
2007  .      30.010    40.845        10         30.253    41.238        45
2008  .      40.845    19.392         6         41.238    19.608        37
2009  .      19.392    33.857         4         19.608    34.285        28
2010  .      33.857    39.329         4         34.285    39.886        21
---------    ------    ------        --         ------    ------       ---
Delaware VIP (Reg. TM) High Yield Series
2001  .       8.953     8.413        89          8.961     8.432       303
2002  .       8.413     8.403       197          8.432     8.435       472
2003  .       8.403    10.619       158          8.435    10.676       499
2004  .      10.619    11.899       114         10.676    11.980       457
2005  .      11.899    12.083        75         11.980    12.184       329
2006  .      12.083    13.321        62         12.184    13.453       305
2007  .      13.321    13.424        54         13.453    13.576       214
2008  .      13.424     9.968        57         13.576    10.097       160
2009  .       9.968    14.561        62         10.097    14.771       175
2010  .      14.561    16.442        51         14.771    16.705       107
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A        N/A        N/A         10.000     9.973         1*
2006  .       N/A        N/A        N/A          9.973    10.240         7
2007  .       N/A        N/A        N/A         10.240    10.504         5
2008  .      10.249    10.166         2         10.504    10.270        20
2009  .      10.166    11.247         7         10.270    11.379        70
2010  .      11.247    11.526        25         11.379    11.680        58
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) REIT Series
2001  .      10.700    11.427        33         10.676    11.418       267
2002  .      11.427    11.720       123         11.418    11.729       629
2003  .      11.720    15.401        86         11.729    15.436       380
2004  .      15.401    19.839        82         15.436    19.913       374
2005  .      19.839    20.832        72         19.913    20.941       310
2006  .      20.832    27.088        71         20.941    27.270       270
2007  .      27.088    22.844        61         27.270    23.032       197
2008  .      22.844    14.526        44         23.032    14.668       157
2009  .      14.526    17.591        38         14.668    17.790       121
2010  .      17.591    21.886        31         17.790    22.166        68
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Small Cap Value Series
2001  .      11.836    12.989        67         11.772    12.938       330
2002  .      12.989    12.033       143         12.938    12.004       756
2003  .      12.033    16.751       110         12.004    16.735       499
2004  .      16.751    19.944        96         16.735    19.955       481
2005  .      19.944    21.390        76         19.955    21.435       417
2006  .      21.390    24.358        77         21.435    24.445       347
2007  .      24.358    22.299        62         24.445    22.412       283
2008  .      22.299    15.323        45         22.412    15.424       213
2009  .      15.323    19.810        37         15.424    19.970       168
2010  .      19.810    25.679        33         19.970    25.926       113
---------    ------    ------       ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Smid Cap Growth Series(10)
2001  .      10.000        12.782(1)         2         10.000        11.337(2)         2
2002  .      12.782        10.030           13         11.337         8.900           48
2003  .      10.030        13.272            3          8.900        11.783            3
2004  .      13.272        14.633            3         11.783        12.998            3
2005  .      14.633        15.172            3         12.998        13.483            3
2006  .      15.172        15.986            4         13.483        14.214            3
2007  .      15.986        17.334            4         14.214        15.420            9
2008  .      17.334         9.042            4         15.420         8.048            3
2009  .       9.042        13.703            3          8.048        12.202            3
2010  .      16.263        18.387            3         14.487        16.382            3
---------    ------        --------         --         ------        --------         --
Delaware VIP (Reg. TM) US Growth Series
2003  .       N/A          N/A             N/A          N/A          N/A             N/A
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A          9.911        11.137            1*
2006  .       N/A          N/A             N/A         11.137        11.163            1*
2007  .       N/A          N/A             N/A         11.163        12.321            1*
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          6.984         9.708            1*
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
Delaware VIP (Reg. TM) Value Series
2001  .      10.000        11.091(1)         1*        10.000        10.314(2)         1*
2002  .      11.091         8.839           11         10.314         8.225           16
2003  .       N/A          N/A             N/A          8.225        10.348          N/A
2004  .       N/A          N/A             N/A         10.348        11.646            2
2005  .       N/A          N/A             N/A         11.646        12.101            2
2006  .       N/A          N/A             N/A         12.101        14.713            2
2007  .       N/A          N/A             N/A         14.713        14.018            2
2008  .       N/A          N/A             N/A         14.018         9.146            1*
2009  .       N/A          N/A             N/A          9.146        10.568            1*
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A         11.477        12.642            3
---------    ------        --------        ---         ------        --------        ---
DWS VIP Equity 500 Index
2001  .      10.000        11.273(1)         1*        10.000        10.485(2)         3
2002  .      11.273         8.596           15         10.485         7.999           24
2003  .       8.596        10.814            2          7.999        10.069            9
2004  .      10.814        11.741            2         10.069        10.937            9
2005  .      11.741        12.064            2         10.937        11.244            9
2006  .      12.064        13.681            2         11.244        12.758            4
2007  .      13.681        14.142            2         12.758        13.194            4
2008  .      14.142         8.725            1*        13.194         8.144            3
2009  .       8.725        10.819            1*         8.144        10.104            3
2010  .       N/A          N/A             N/A         10.104        11.383            3
---------    ------        --------        ---         ------        --------        ---
DWS VIP Small Cap Index
2003  .       N/A          N/A             N/A          N/A          N/A             N/A
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Smid Cap Growth Series(10)
2001  .       7.758     6.445       168          7.763     6.459      1,353
2002  .       6.445     5.062       291          6.459     5.081      1,961
2003  .       5.062     6.706       228          5.081     6.740      1,293
2004  .       6.706     7.401       192          6.740     7.450      1,202
2005  .       7.401     7.681       159          7.450     7.744        764
2006  .       7.681     8.101       133          7.744     8.180        621
2007  .       8.101     8.793       114          8.180     8.892        506
2008  .       8.793     4.591        94          8.892     4.650        447
2009  .       4.591     6.965        81          4.650     7.065        364
2010  .       8.272     9.355        68          8.401     9.503        254
---------     -----     -----       ---          -----     -----      -----
Delaware VIP (Reg. TM) US Growth Series
2003  .       8.089     9.806       N/A          8.106     9.841          7
2004  .       9.806     9.928         3          9.841     9.978         11
2005  .       9.928    11.161        11          9.978    11.235         16
2006  .      11.161    11.194         2         11.235    11.284         11
2007  .      11.194    12.360         4         11.284    12.479         16
2008  .      12.360     6.940         2         12.479     7.017         13
2009  .       6.940     9.749         1*         7.017     9.872          9
2010  .       9.749    10.877         1*         9.872    11.031          8
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) Value Series
2001  .      11.553    10.894        35         11.519    10.879        140
2002  .      10.894     8.692        98         10.879     8.692        286
2003  .       8.692    10.942        70          8.692    10.959        179
2004  .      10.942    12.320        46         10.959    12.358        162
2005  .      12.320    12.808        35         12.358    12.866        172
2006  .      12.808    15.580        38         12.866    15.675        200
2007  .      15.580    14.851        30         15.675    14.964        164
2008  .      14.851     9.694        20         14.964     9.783        108
2009  .       9.694    11.208        19          9.783    11.327        100
2010  .      11.208    12.701         8         11.327    12.855         66
---------    ------    ------       ---         ------    ------      -----
DWS VIP
Alternati
Asset
Allocatio
Plus
2009  .       N/A        N/A        N/A         11.272    11.491          1*
2010  .       N/A        N/A        N/A         11.491    12.683         16
---------    ------    ------       ---         ------    ------      -----
DWS VIP Equity 500 Index
2001  .       8.983     7.752       140          8.931     7.719        453
2002  .       7.752     5.917       259          7.719     5.901        725
2003  .       5.917     7.452       210          5.901     7.442        771
2004  .       7.452     8.099       107          7.442     8.100        647
2005  .       8.099     8.330        96          8.100     8.344        574
2006  .       8.330     9.456        81          8.344     9.486        425
2007  .       9.456     9.784        72          9.486     9.830        382
2008  .       9.784     6.043        69          9.830     6.080        307
2009  .       6.043     7.501        67          6.080     7.558        296
2010  .       7.501     8.454        55          7.558     8.532        211
---------    ------    ------       ---         ------    ------      -----
DWS VIP Small Cap Index
2003  .       9.452    13.600         3          9.469    13.646         16
2004  .      13.600    15.737         3         13.646    15.814         15
2005  .      15.737    16.123         4         15.814    16.226         15
2006  .      16.123    18.614         3         16.226    18.762         13
2007  .      18.614    17.944         3         18.762    18.113         11
2008  .      17.944    11.616         2         18.113    11.743          7
2009  .      11.616    14.447         2         11.743    14.627         11
2010  .      14.447    17.944         1*        14.627    18.195          4
---------    ------    ------       ---         ------    ------      -----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2003  .       N/A          N/A             N/A          N/A          N/A             N/A
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .      13.799        15.803            1*        13.826        15.841            1*
2006  .      15.803        17.287            1*        15.841        17.337            1*
2007  .      17.287        19.906            2         17.337        19.974            1*
2008  .      19.906        11.199            1*        19.974        11.242            1*
2009  .      11.199        14.892            1*        11.242        14.958            1*
2010  .      14.892        17.094            1*        14.958        17.178            2
---------    ------        ------          ---         ------        ------          ---
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2001  .      10.000        11.092(1)         1*        10.000        10.286(2)        13
2002  .      11.092         9.020           32         10.286         8.370           33
2003  .       9.020        11.514            5          8.370        10.689           10
2004  .      11.514        12.573            5         10.689        11.678           10
2005  .      12.573        13.030            1*        11.678        12.108            7
2006  .      13.030        15.340            1*        12.108        14.263            7
2007  .      15.340        15.251            1*        14.263        14.186            7
2008  .      15.251         8.561            1*        14.186         7.968            6
2009  .       8.561        10.916            1*         7.968        10.164            6
2010  .      10.916        12.314            1*        10.164        11.472            6
---------    ------        --------        ---         ------        --------        ---
Fidelity (Reg. TM) VIP Growth Portfolio
2001  .      10.000        11.765(1)         1*        10.000        10.689(2)         5
2002  .      11.765         8.050            7         10.689         7.317           34
2003  .       N/A          N/A             N/A          7.317         9.526            6
2004  .       N/A          N/A             N/A          9.526         9.648            5
2005  .       N/A          N/A             N/A          9.648         9.997            2
2006  .      11.308        11.489            1*         9.997        10.464            2
2007  .      11.489        14.286            1*        10.464        13.017            2
2008  .      14.286         7.389            1*        13.017         6.736            2
2009  .       7.389         9.282            1*         6.736         8.467            3
2010  .       9.282        11.286            1*         8.467        10.300            2
---------    ------        --------        ---         ------        --------        ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .       N/A          N/A             N/A         10.095        11.554            1*
2006  .      13.126        12.746            1*        11.554        12.756            1*
2007  .      12.746        14.431            1*        12.756        14.450            1*
2008  .      14.431         8.556            1*        14.450         8.571            1*
2009  .       N/A          N/A             N/A          8.571        11.764            1*
2010  .       N/A          N/A             N/A         11.764        14.856            1*
---------    ------        --------        ---         ------        --------        ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2001  .      10.000        10.895(1)         1*        10.000        10.897(1)         1*
2002  .      10.895         8.507            4         10.897         8.513            1*
2003  .       8.507        11.945            1*         8.513        11.960            1*
2004  .      11.945        13.288            1*        11.960        13.311            1*
2005  .      13.288        15.494            1*        13.311        15.529            2
2006  .      15.494        17.913            1*        15.529        17.962            2
2007  .      17.913        20.584            1*        17.962        20.650            2
2008  .      20.584        11.324            1*        20.650        11.366            2
2009  .      11.324        14.031            1*        11.366        14.090            2
2010  .      14.031        15.541            1*        14.090        15.614            2
---------    ------        --------        ---         ------        --------        ---
FTVIPT Franklin Income Securities
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A         10.205         7.894            1*
2009  .       N/A          N/A             N/A          7.894        10.512            1*
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2003  .       9.715    12.239         1*         9.732    12.278        10
2004  .      12.239    13.849         3         12.278    13.915        71
2005  .      13.849    15.876        29         13.915    15.975       117
2006  .      15.876    17.384        35         15.975    17.519       152
2007  .      17.384    20.038        38         17.519    20.224       142
2008  .      20.038    11.284        28         20.224    11.406       184
2009  .      11.284    15.022        27         11.406    15.206       165
2010  .      15.022    17.259        20         15.206    17.498       112
---------    ------    ------        --         ------    ------       ---
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2001  .      10.857    10.111        96         10.862    10.131       214
2002  .      10.111     8.231       181         10.131     8.260       467
2003  .       8.231    10.517       116          8.260    10.570       306
2004  .      10.517    11.496       111         10.570    11.571       296
2005  .      11.496    11.926        90         11.571    12.022       252
2006  .      11.926    14.054        79         12.022    14.188       234
2007  .      14.054    13.986        65         14.188    14.141       219
2008  .      13.986     7.859        53         14.141     7.958       165
2009  .       7.859    10.031        48          7.958    10.172       136
2010  .      10.031    11.327        34         10.172    11.504        92
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2001  .       8.356     6.744       154          8.362     6.759       917
2002  .       6.744     4.619       154          6.759     4.636       714
2003  .       4.619     6.016       115          4.636     6.047       595
2004  .       6.016     6.096        95          6.047     6.137       482
2005  .       6.096     6.320        65          6.137     6.372       397
2006  .       6.320     6.619        39          6.372     6.683       335
2007  .       6.619     8.238        43          6.683     8.330       302
2008  .       8.238     4.265        45          8.330     4.320       208
2009  .       4.265     5.363        38          4.320     5.440       179
2010  .       5.363     6.528        36          5.440     6.631       126
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .       9.976    11.559        12         10.000    11.568        25
2006  .      11.559    12.767        18         11.568    12.796        53
2007  .      12.767    14.470        17         12.796    14.524        48
2008  .      14.470     8.587        30         14.524     8.632        52
2009  .       8.587    11.793        19          8.632    11.872        58
2010  .      11.793    14.899        13         11.872    15.022        38
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2001  .       8.597     6.660        16          8.603     6.675       404
2002  .       6.660     5.206        34          6.675     5.225       474
2003  .       5.206     7.317        14          5.225     7.355       427
2004  .       7.317     8.147        14          7.355     8.202       174
2005  .       8.147     9.510        25          8.202     9.588       214
2006  .       9.510    11.005        27          9.588    11.113       161
2007  .      11.005    12.659        28         11.113    12.801       100
2008  .      12.659     6.971        26         12.801     7.060        70
2009  .       6.971     8.646        12          7.060     8.770        56
2010  .       8.646     9.586        14          8.770     9.738        37
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .       N/A        N/A        N/A         10.539    11.225        15
2007  .      11.800    11.435        11         11.225    11.462       112
2008  .      11.435     7.904         6         11.462     7.935       124
2009  .       7.904    10.531         2          7.935    10.589       150
2010  .      10.531    11.660         2         10.589    11.741        82
---------    ------    ------       ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001  .      10.000        12.289(1)         1*        10.000        12.291(1)         1*
2002  .      12.289         8.603           26         12.291         8.611           10
2003  .       8.603        11.591            1*         8.611        11.607            2
2004  .      11.591        12.684            1*        11.607        12.708            2
2005  .      12.684        13.048            3         12.708        13.079            2
2006  .      13.048        13.922            4         13.079        13.962            2
2007  .      13.922        15.203            3         13.962        15.255            8
2008  .      15.203         8.582            3         15.255         8.616            1*
2009  .       8.582        12.096            2          8.616        12.149            1*
2010  .      12.096        15.155            1*        12.149        15.229            1*
---------    ------        --------         --         ------        --------         --
FTVIPT Mutual Shares Securities
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          9.615         7.066            1*
2009  .       N/A          N/A             N/A          7.066         8.748            1*
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A         12.165        12.425            1*
2009  .       N/A          N/A             N/A         12.425        14.484            1*
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
FTVIPT Templeton Growth Securities Fund
2001  .      10.000        11.165(1)         1*        10.000        10.388(2)         1*
2002  .      11.165         8.932            3         10.388         8.316           11
2003  .       N/A          N/A             N/A          8.316        10.793            1*
2004  .       N/A          N/A             N/A         10.793        12.299            1*
2005  .      13.197        14.103            2         12.299        13.151            2
2006  .      14.103        16.864            2         13.151        15.733            2
2007  .      16.864        16.944            2         15.733        15.815            2
2008  .      16.944         9.593            2         15.815         8.959            2
2009  .       9.593        12.346            1*         8.959        11.536            2
2010  .      12.346        13.016            1*        11.536        12.168            2
---------    ------        --------        ---         ------        --------        ---
Invesco V.I. Capital Appreciation
2006  .       N/A          N/A             N/A         11.639        11.466            1*
2007  .       N/A          N/A             N/A         11.466        12.615            1*
2008  .       N/A          N/A             N/A         12.615         7.125            1*
2009  .       N/A          N/A             N/A          7.125         8.473            1*
2010  .       N/A          N/A             N/A          8.473         9.611            1*
---------    ------        --------        ---         ------        --------        ---
Invesco V.I. Core Equity
2006  .      10.752        11.592            1*        10.057        10.846            2
2007  .      11.592        12.303            1*        10.846        11.518            2
2008  .      12.303         8.437            1*        11.518         7.902            1*
2009  .       N/A          N/A             N/A          7.902         9.958            1*
2010  .       N/A          N/A             N/A          9.958        10.715            1*
---------    ------        --------        ---         ------        --------        ---
Invesco V.I. International Growth Fund
2001  .      10.000        10.615(1)         1*        10.000         9.948(2)         1*
2002  .      10.615         8.787          N/A          9.948         8.239            2
2003  .       N/A          N/A             N/A          8.239        10.444            2
2004  .       N/A          N/A             N/A         10.444        12.720            2
2005  .       N/A          N/A             N/A         12.720        14.733            2
2006  .       N/A          N/A             N/A         14.733        18.556            2
2007  .       N/A          N/A             N/A         18.556        20.908            2
2008  .       N/A          N/A             N/A         20.908        12.243            1*
2009  .       N/A          N/A             N/A         12.243        16.262            1*
2010  .       N/A          N/A             N/A         16.262        18.027            1*
---------    ------        --------        ---         ------        --------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001  .       8.038     6.694        92          8.043     6.709        908
2002  .       6.694     4.691       103          6.709     4.708      1,223
2003  .       4.691     6.327        72          4.708     6.359        960
2004  .       6.327     6.930        75          6.359     6.977        860
2005  .       6.930     7.136        52          6.977     7.195        454
2006  .       7.136     7.622        45          7.195     7.696        388
2007  .       7.622     8.331        42          7.696     8.425        338
2008  .       8.331     4.708        33          8.425     4.768        275
2009  .       4.708     6.642        31          4.768     6.737        237
2010  .       6.642     8.330        24          6.737     8.461        132
---------     -----     -----       ---          -----     -----      -----
FTVIPT Mutual Shares Securities
2006  .      10.887    11.260         1*        10.418    11.270         32
2007  .      11.260    11.450        11         11.270    11.477         49
2008  .      11.450     7.076         6         11.477     7.104         54
2009  .       7.076     8.764         5          7.104     8.812         47
2010  .       8.764     9.576         3          8.812     9.643         52
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Global Bond Securities
2005  .       9.978     9.867         3          9.811     9.876          3
2006  .       9.867    10.934        10          9.876    10.960         15
2007  .      10.934    11.927        12         10.960    11.973         81
2008  .      11.927    12.447        24         11.973    12.514        128
2009  .      12.447    14.517        21         12.514    14.617        118
2010  .      14.517    16.326        15         14.617    16.463        102
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Growth Securities Fund
2001  .      10.200     9.891         8         10.206     9.913         60
2002  .       9.891     7.922        24          9.913     7.952        213
2003  .       7.922    10.287        17          7.952    10.340        108
2004  .      10.287    11.728        18         10.340    11.807        101
2005  .      11.728    12.547        14         11.807    12.649         88
2006  .      12.547    15.018        13         12.649    15.163         84
2007  .      15.018    15.104        14         15.163    15.273         86
2008  .      15.104     8.560        13         15.273     8.669         74
2009  .       8.560    11.028        11          8.669    11.185         50
2010  .      11.028    11.638         9         11.185    11.821         36
---------    ------    ------       ---         ------    ------      -----
Invesco V.I. Capital Appreciation
2006  .       5.009     4.936       101          5.003     4.936        173
2007  .       4.936     5.433        74          4.936     5.441        152
2008  .       5.433     3.070        39          5.441     3.079        120
2009  .       3.070     3.653        34          3.079     3.669         84
2010  .       3.653     4.145        32          3.669     4.170         61
---------    ------    ------       ---         ------    ------      -----
Invesco V.I. Core Equity
2006  .       6.953     7.502       100          6.936     7.491        383
2007  .       7.502     7.970        81          7.491     7.970        331
2008  .       7.970     5.471        69          7.970     5.479        306
2009  .       5.471     6.897        59          5.479     6.918        242
2010  .       6.897     7.425        45          6.918     7.459        173
---------    ------    ------       ---         ------    ------      -----
Invesco V.I. International Growth Fund
2001  .       8.039     6.040        48          8.088     6.086        215
2002  .       6.040     5.005        47          6.086     5.051        190
2003  .       5.005     6.347        37          5.051     6.415        162
2004  .       6.347     7.735        32          6.415     7.829        165
2005  .       7.735     8.963        30          7.829     9.086        144
2006  .       8.963    11.295        30          9.086    11.466        133
2007  .      11.295    12.732        27         11.466    12.945        100
2008  .      12.732     7.459        16         12.945     7.595         85
2009  .       7.459     9.913        14          7.595    10.109         60
2010  .       9.913    10.994        11         10.109    11.229         47
---------    ------    ------       ---         ------    ------      -----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Balanced Portfolio
2003  .       N/A          N/A             N/A         N/A      N/A                  N/A
2004  .       N/A          N/A             N/A         N/A      N/A                  N/A
2005  .       N/A          N/A             N/A         N/A      N/A                  N/A
2006  .       N/A          N/A             N/A         N/A      N/A                  N/A
2007  .       N/A          N/A             N/A         N/A      N/A                  N/A
2008  .       N/A          N/A             N/A         N/A      N/A                  N/A
2009  .       N/A          N/A             N/A         N/A      N/A                  N/A
2010  .       N/A          N/A             N/A         N/A      N/A                  N/A
---------     --           ---             ---        ------    --------
Janus Aspen Enterprise Portfolio
2003  .       N/A          N/A             N/A         N/A      N/A                  N/A
2004  .       N/A          N/A             N/A         N/A      N/A                  N/A
2005  .       N/A          N/A             N/A         N/A      N/A                  N/A
2006  .      14.636        15.367            1*        N/A      N/A                  N/A
2007  .      15.367        18.364            1*        N/A      N/A                  N/A
2008  .      18.364        10.121            1*        N/A      N/A                  N/A
2009  .      10.121        14.351            1*        N/A      N/A                  N/A
2010  .      14.351        17.684            1*        N/A      N/A                  N/A
---------    ------        ------          ---        ------    --------
Janus Aspen Worldwide
2003  .       N/A          N/A             N/A         N/A      N/A                  N/A
2004  .       N/A          N/A             N/A         N/A      N/A                  N/A
2005  .       N/A          N/A             N/A         N/A      N/A                  N/A
2006  .       N/A          N/A             N/A         N/A      N/A                  N/A
2007  .       N/A          N/A             N/A         N/A      N/A                  N/A
2008  .       N/A          N/A             N/A         N/A      N/A                  N/A
2009  .       N/A          N/A             N/A         N/A      N/A                  N/A
2010  .       N/A          N/A             N/A         N/A      N/A                  N/A
---------    ------        ------          ---        ------    --------
LVIP Baron Growth Opportunities(8)
2006  .       N/A          N/A             N/A         N/A      N/A                  N/A
2007  .       N/A          N/A             N/A         N/A      N/A                  N/A
2008  .       N/A          N/A             N/A         N/A      N/A                  N/A
2009  .       8.481         8.733            1*        N/A      N/A                  N/A
2010  .       8.733        10.835            1*        N/A      N/A                  N/A
---------    ------        ------          ---        ------    --------
LVIP BlackRock Inflation Protected Bond
2010  .       N/A          N/A             N/A         N/A      N/A                  N/A
---------    ------        ------          ---        ------    --------
LVIP Capital Growth
2007  .       N/A          N/A             N/A         N/A      N/A                  N/A
2008  .       N/A          N/A             N/A         N/A      N/A                  N/A
2009  .       N/A          N/A             N/A         N/A      N/A                  N/A
2010  .       N/A          N/A             N/A         N/A      N/A                  N/A
---------    ------        ------          ---        ------    --------
LVIP Cohen & Steers Global Real Estate
2007  .       N/A          N/A             N/A         N/A      N/A                  N/A
2008  .       N/A          N/A             N/A         N/A      N/A                  N/A
2009  .       6.133         6.288            1*        N/A      N/A                  N/A
2010  .       6.288         7.264            1*        N/A      N/A                  N/A
---------    ------        ------          ---        ------    --------
LVIP Columbia Value Opportunities
2007  .       N/A          N/A             N/A         N/A      N/A                  N/A
2008  .       N/A          N/A             N/A         N/A      N/A                  N/A
2009  .       N/A          N/A             N/A         N/A      N/A                  N/A
2010  .       N/A          N/A             N/A         N/A      N/A                  N/A
---------    ------        ------          ---        ------    --------
LVIP Delaware Bond
2001  .      10.000        10.114(1)         1*       10.000     10.095(2)            29
2002  .      10.114        10.937          453        10.095    10.922               131
2003  .      10.937        11.519           39        10.922    11.508                76
2004  .      11.519        11.907           31        11.508    11.902                65
2005  .      11.907        11.997           29        11.902    11.999                63
2006  .      11.997        12.333           27        11.999    12.340                59
2007  .      12.333        12.766           29        12.340    12.780                59
2008  .      12.766        12.165           28        12.780    12.185                53
2009  .      12.165        14.200           26        12.185    14.229                52
2010  .      14.200        15.123           17        14.229    15.162                51
---------    ------        --------        ---        ------    ---------            ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Janus Aspen Balanced Portfolio
2003  .       9.775    10.924         5          9.793    10.960          9
2004  .      10.924    11.625         5         10.960    11.680         29
2005  .      11.625    12.298         8         11.680    12.375         65
2006  .      12.298    13.343         8         12.375    13.447         58
2007  .      13.343    14.461        10         13.447    14.595         51
2008  .      14.461    11.928         2         14.595    12.057         41
2009  .      11.928    14.719         3         12.057    14.901         40
2010  .      14.719    15.639         3         14.901    15.855         24
---------    ------    ------        --         ------    ------         --
Janus Aspen Enterprise Portfolio
2003  .       N/A        N/A        N/A          8.052    10.680          8
2004  .      10.644    12.601         3         10.680    12.662         25
2005  .      12.601    13.871         9         12.662    13.960          7
2006  .      13.871    15.444         3         13.960    15.566         11
2007  .      15.444    18.476         3         15.566    18.650         11
2008  .      18.476    10.193         3         18.650    10.304         11
2009  .      10.193    14.467         2         10.304    14.647         12
2010  .      14.467    17.845         1*        14.647    18.094          4
---------    ------    ------       ---         ------    ------         --
Janus Aspen Worldwide
2003  .       N/A        N/A        N/A          8.417    10.245          7
2004  .      10.211    10.488         1*         N/A        N/A        N/A
2005  .      10.488    10.880         1*         N/A        N/A        N/A
2006  .      10.880    12.608         1*        11.021    12.708          2
2007  .      12.608    13.550         1*        12.708    13.677          2
2008  .      13.550     7.348         1*        13.677     7.429          1*
2009  .       7.348     9.922         1*         N/A        N/A        N/A
2010  .       9.922    11.263         1*        10.046    11.420          1*
---------    ------    ------       ---         ------    ------       ----
LVIP Baron Growth Opportunities(8)
2006  .       N/A        N/A        N/A         10.644    10.619          1*
2007  .       N/A        N/A        N/A         10.619    10.808         11
2008  .      10.120     6.448        12         10.808     6.474         42
2009  .       6.448     8.765         2          6.474     8.813         32
2010  .       N/A        N/A        N/A          8.813    10.961         27
---------    ------    ------       ---         ------    ------       ----
LVIP
BlackRock
Inflation
Protected
Bond
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP
Capital
Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       7.327     8.094         1*         N/A        N/A        N/A
2010  .       8.094     9.438         1*         8.126     9.490          1*
---------    ------    ------       ---         ------    ------       ----
LVIP
Cohen &
Steers
Global
Real
Estate
2007  .       9.198     8.213         1*         9.557     8.221         14
2008  .       8.213     4.667        10          8.221     4.678         34
2009  .       4.667     6.305         5          4.678     6.330         23
2010  .       6.305     7.290         4          6.330     7.329         23
---------    ------    ------       ---         ------    ------       ----
LVIP
Columbia
Value
Opportuni
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       5.765     6.051        16          6.003     6.067          2
2009  .       N/A        N/A        N/A          6.067     7.424          2
2010  .       N/A        N/A        N/A          7.424     9.093          3
---------    ------    ------       ---         ------    ------       ----
LVIP Delaware Bond
2001  .      10.603    11.372       292         10.609    11.396      1,399
2002  .      11.372    12.310       565         11.396    12.355      3,185
2003  .      12.310    12.978       393         12.355    13.044      1,897
2004  .      12.978    13.429       323         13.044    13.517      1,522
2005  .      13.429    13.544       274         13.517    13.654      1,384
2006  .      13.544    13.936       229         13.654    14.071      1,242
2007  .      13.936    14.440       262         14.071    14.601      1,086
2008  .      14.440    13.775       178         14.601    13.949        924
2009  .      13.775    16.094       146         13.949    16.323        772
2010  .      16.094    17.158       129         16.323    17.427        597
---------    ------    ------       ---         ------    ------      -----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Diversified Floating Rate
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------     --           ---             --------     --           ---             --------
LVIP Delaware Foundation Aggressive Allocation(9)
2003  .       N/A          N/A             N/A          N/A          N/A             N/A
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------     --           ---             --------     --           ---             --------
LVIP Delaware Growth and Income
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------     --           ---             --------     --           ---             --------
LVIP Delaware Social Awareness(4)
2001  .      10.000        11.529(1)         1*        10.000        11.531(1)         3
2002  .      11.529         8.715            1*        11.531         8.722            3
2003  .       8.792        11.381            1*         N/A          N/A             N/A
2004  .      11.381        12.592            1*         N/A          N/A             N/A
2005  .      12.592        13.848            1*        12.616        13.882            1*
2006  .      13.848        15.267            1*        13.882        15.312            1*
2007  .      15.267        15.432            1*        15.312        15.485            1*
2008  .      15.432         9.936            1*        15.485         9.975            1*
2009  .       9.936        12.680            1*         9.975        12.736            1*
2010  .      12.680        13.888            1*        12.736        13.957            1*
---------    ------        --------        ---         ------        --------        ---
LVIP Delaware Special Opportunities
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       6.966         7.220            1*         N/A          N/A             N/A
2010  .       7.220         9.227            1*         N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
LVIP Global Income
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
LVIP Growth Fund(6)
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
LVIP Growth Opportunities(7)
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
LVIP Janus Capital Appreciation
2003  .       N/A          N/A             N/A          N/A          N/A             N/A
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A         12.559        12.822            1*
2006  .       N/A          N/A             N/A         12.822        13.777            1*
2007  .       N/A          N/A             N/A         13.777        16.253            1*
2008  .       N/A          N/A             N/A         16.253         9.423            1*
2009  .       N/A          N/A             N/A          9.423        12.788            1*
2010  .       N/A          N/A             N/A         12.788        13.951            1*
---------    ------        --------        ---         ------        --------        ---
LVIP JPMorgan High Yield
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
LVIP MFS International Growth
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP
Delaware
Diversifi
Floating
Rate
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        ---          --         ---        ---
LVIP Delaware Foundation Aggressive Allocation(9)
2003  .      10.935    11.335         1*        10.612    11.346         1*
2004  .      11.335    12.617         1*        11.346    12.648        41
2005  .      12.617    13.208         4         12.648    13.260         6
2006  .      13.208    14.825         4         13.260    14.905        19
2007  .      14.825    15.458         3         14.905    15.566        11
2008  .      15.458    10.118         5         15.566    10.204        17
2009  .      10.118    13.090         4         10.204    13.221        11
2010  .      13.090    14.433         3         13.221    14.599         9
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.739    11.435         1*
2007  .       N/A        N/A        N/A         11.435    11.913         2
2008  .       N/A        N/A        N/A         11.913     7.504        14
2009  .       N/A        N/A        N/A          7.504     9.174         7
2010  .       N/A        N/A        N/A          9.174    10.161         9
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness(4)
2001  .       8.788     7.799        11          8.794     7.816        59
2002  .       7.799     5.902         8          7.816     5.924        62
2003  .       9.980    11.999         4          8.822    11.449        55
2004  .      11.999    13.289         6         11.449    12.698        56
2005  .      13.289    14.629        12         12.698    14.000        60
2006  .      14.629    16.145        10         14.000    15.473        47
2007  .      16.145    16.335        11         15.473    15.679        45
2008  .      16.335    10.528         7         15.679    10.120        30
2009  .      10.528    13.449         3         10.120    12.948        28
2010  .      13.449    14.745         2         12.948    14.217        21
---------    ------    ------       ---         ------    ------       ---
LVIP
Delaware
Special
Opportuni
2007  .       N/A        N/A        N/A          9.878     9.142         3
2008  .       7.848     5.667         3          9.142     5.681         4
2009  .       5.667     7.239         3          5.681     7.268         4
2010  .       7.239     9.261         3          7.268     9.311         8
---------    ------    ------       ---         ------    ------       ---
LVIP
Global
Income
2009  .      10.330    10.665         1*        10.166    10.673         1*
2010  .      10.665    11.467         2         10.673    11.492        10
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Fund(6)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         11.070    11.323         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(7)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         12.366    12.375         2
---------    ------    ------       ---         ------    ------       ---
LVIP Janus Capital Appreciation
2003  .       N/A        N/A        N/A         10.812    12.192         1*
2004  .       N/A        N/A        N/A         12.192    12.600         1*
2005  .      12.363    12.838         2         12.600    12.889         3
2006  .      12.838    13.802         2         12.889    13.877         4
2007  .      13.802    16.290         3         13.877    16.404         3
2008  .      16.290     9.449         3         16.404     9.530         3
2009  .       9.449    12.830         2          9.530    12.958         3
2010  .      12.830    14.004         2         12.958    14.165         3
---------    ------    ------       ---         ------    ------       ---
LVIP
JPMorgan
High
Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP MFS
Internati
Growth
2007  .       N/A        N/A        N/A         11.277    11.149         3
2008  .      10.630     5.575         1*        11.149     5.588        11
2009  .       5.575     7.423         1*         5.588     7.452        21
2010  .       7.423     8.230         1*         7.452     8.275        15
---------    ------    ------       ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS Value
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------     --           ---             ---          --           ---             ---
LVIP Mid-Cap Value
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------     --           ---             ---          --           ---             ---
LVIP Mondrian International Value
2003  .       N/A          N/A             N/A          N/A          N/A             N/A
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A         15.961        17.642            1*
2006  .      18.922        22.457            1*        17.642        22.527            1*
2007  .      22.457        24.578            1*        22.527        24.667            1*
2008  .      24.578        15.283            1*        24.667        15.346            1*
2009  .      15.283        18.189            1*        15.346        18.273            1*
2010  .      18.189        18.295            1*        18.273        18.389            1*
---------    ------        ------          ---         ------        ------          ---
LVIP Money Market Fund
2001  .      10.000        10.018(1)        19         10.000        10.021(2)         4
2002  .      10.018         9.973           52         10.021         9.981           56
2003  .       9.973         9.856            1*         9.981         9.870            4
2004  .       9.856         9.761            1*         9.870         9.779            4
2005  .       9.761         9.849            1*         9.779         9.873            3
2006  .       N/A          N/A             N/A          9.873        10.150            1*
2007  .       N/A          N/A             N/A         10.150        10.464            1*
2008  .       N/A          N/A             N/A         10.464        10.519           20
2009  .      10.465        10.317            2         10.519        10.362            1*
2010  .      10.317        10.133            2         10.362        10.182            1*
---------    ------        --------        ---         ------        --------        ---
LVIP SSgA Bond Index
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
LVIP SSgA Developed International 150
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
LVIP SSgA Emerging Markets 100
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
LVIP SSgA Global Tactical Allocation(11)
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
LVIP SSgA International Index
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP MFS
Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       8.999     6.438         19         9.223     6.454          9
2009  .       6.438     7.634         32         6.454     7.664         12
2010  .       7.634     8.351         29         7.664     8.396         15
---------     -----     -----       ----         -----     -----       ----
LVIP
Mid-Cap
Value
2007  .       N/A        N/A        N/A          9.947     8.638         11
2008  .       7.814     5.016          7         8.638     5.028          8
2009  .       5.016     7.003          7         5.028     7.031         11
2010  .       7.003     8.505          7         7.031     8.551          8
---------     -----     -----       ----         -----     -----       ----
LVIP Mondrian International Value
2003  .       9.665    13.451          3         9.678    13.488         10
2004  .      13.451    15.985          7        13.488    16.053         49
2005  .      15.985    17.678         17        16.053    17.780         78
2006  .      17.678    22.583         15        17.780    22.748         75
2007  .      22.583    24.741         14        22.748    24.959         50
2008  .      24.741    15.400         10        24.959    15.559         50
2009  .      15.400    18.346          5        15.559    18.564         43
2010  .      18.346    18.472          4        18.564    18.719         33
---------    ------    ------       ----        ------    ------       ----
LVIP Money Market Fund
2001  .      10.207    10.433      1,004        10.213    10.455      2,314
2002  .      10.433    10.396      1,017        10.455    10.434      4,473
2003  .      10.396    10.285        559        10.434    10.338      1,177
2004  .      10.285    10.196        577        10.338    10.263        896
2005  .      10.196    10.298        488        10.263    10.382        673
2006  .      10.298    10.593        373        10.382    10.696        716
2007  .      10.593    10.927        300        10.696    11.049        828
2008  .      10.927    10.989        333        11.049    11.128      1,165
2009  .      10.989    10.831        284        11.128    10.985        832
2010  .      10.831    10.648        162        10.985    10.815        467
---------    ------    ------      -----        ------    ------      -----
LVIP SSgA
Bond
Index
2008  .      10.032    10.451          5        10.002    10.459         17
2009  .      10.451    10.707         24        10.459    10.732         61
2010  .      10.707    11.122         18        10.732    11.164         85
---------    ------    ------      -----        ------    ------      -----
LVIP SSgA
Conservat
Index
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------      -----
LVIP SSgA
Conservat
Structure
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------      -----
LVIP SSgA
Developed
Internati
150
2008  .       N/A        N/A        N/A          8.593     6.260          1*
2009  .       6.279     8.871          4         6.260     8.892         18
2010  .       8.871     9.327          5         8.892     9.363         15
---------    ------    ------      -----        ------    ------      -----
LVIP SSgA
Emerging
Markets
100
2008  .       N/A        N/A        N/A          8.357     6.052          1*
2009  .       6.818    11.259          2         6.052    11.285         16
2010  .      11.259    14.100          2        11.285    14.154         20
---------    ------    ------      -----        ------    ------      -----
LVIP SSgA Global Tactical Allocation(11)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      11.456    12.424          1*       11.639    12.453          1*
2007  .      12.424    13.520          3        12.453    13.572          1*
2008  .      13.520     7.889         15         N/A        N/A        N/A
2009  .       7.889    10.114          4         N/A        N/A        N/A
2010  .      10.114    10.781          3        10.184    10.872          1*
---------    ------    ------      -----        ------    ------      -----
LVIP SSgA
Internati
Index
2008  .       N/A        N/A        N/A          9.676     6.397          1*
2009  .       5.189     8.010          2         6.397     8.028         16
2010  .       8.010     8.405          4         8.028     8.436         20
---------    ------    ------      -----        ------    ------      -----

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        --------
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        --------
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        --------
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        --------
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        --------
LVIP SSgA S&P 500 Index(5)
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A        6.641      7.001          1*
2009  .   N/A           N/A         N/A        7.001      8.672          1*
2010  .   N/A           N/A         N/A        8.672      9.772          1*
--------- ----------- -------- -------------   -----      -----        ---
LVIP SSgA Small Cap Index
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        ---
LVIP SSgA Small/Mid Cap 200
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        ---
LVIP T. Rowe Price Growth Stock
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .   N/A           N/A         N/A         N/A        N/A         N/A
2004  .   N/A           N/A         N/A         N/A        N/A         N/A
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        ---
LVIP Templeton Growth
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        ---
LVIP Turner Mid-Cap Growth
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        ---
LVIP Wilshire 2010 Profile
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   -----      -----        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA
Large Cap
100
2008  .       N/A        N/A        N/A          9.673     6.973         2
2009  .       6.752     9.240         5          6.973     9.261        24
2010  .       9.240    10.795         6          9.261    10.836        27
---------     -----    ------       ---          -----    ------        --
LVIP SSgA
Moderate
Index
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     -----    ------       ---          -----    ------       ---
LVIP SSgA
Moderate
Structure
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     -----    ------       ---          -----    ------       ---
LVIP SSgA
Moderatel
Aggressiv
Index
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     -----    ------       ---          -----    ------       ---
LVIP SSgA
Moderatel
Aggressiv
Structure
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     -----    ------       ---          -----    ------       ---
LVIP SSgA
S&P 500
Index(5)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.325    11.508         1*
2007  .       N/A        N/A        N/A         11.507    11.409         2
2008  .       N/A        N/A        N/A         11.409     7.051         9
2009  .       6.799     8.692         5          7.051     8.751        42
2010  .       8.692     9.799         7          8.751     9.881        36
---------     -----    ------       ---         ------    ------       ---
LVIP SSgA
Small Cap
Index
2007  .      10.056     9.139         1*         9.787     9.147         1*
2008  .       9.139     5.915         3          9.147     5.929         2
2009  .       5.915     7.306         4          5.929     7.335        11
2010  .       7.306     9.037         4          7.335     9.086        12
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Small/Mid
Cap 200
2008  .      10.777     7.217         1*        10.555     7.224         1*
2009  .       7.217    10.730         1*         7.224    10.755         5
2010  .      10.730    13.436         1*        10.755    13.488        10
---------    ------    ------       ---         ------    ------       ---
LVIP T.
Rowe
Price
Growth
Stock
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          8.963     5.665        12
2009  .       6.382     7.927         1*         5.665     7.958        55
2010  .       7.927     9.069         1*         7.958     9.119        35
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A         12.921    13.751         2
2005  .       N/A        N/A        N/A         13.751    14.824         2
2006  .      15.444    15.816         2         14.824    15.902         2
2007  .      15.816    17.608         1*        15.902    17.731         1*
2008  .      17.608     9.876         1*        17.731     9.960         1*
2009  .       9.876    14.166         2          9.960    14.308         1*
2010  .      14.166    17.827         4         14.308    18.032         2
---------    ------    ------       ---         ------    ------       ---
LVIP
Templeton
Growth
2007  .       N/A        N/A        N/A         10.232     9.795         5
2008  .       9.015     5.972         2          9.795     5.986         5
2009  .       N/A        N/A        N/A          5.986     7.529         5
2010  .       N/A        N/A        N/A          7.529     7.877         5
---------    ------    ------       ---         ------    ------       ---
LVIP
Turner
Mid-Cap
Growth
2007  .       N/A        N/A        N/A         10.542    10.839        12
2008  .      10.147     5.435         2         10.839     5.394        23
2009  .       5.435     7.907         2          5.394     7.859        22
2010  .       N/A        N/A        N/A          7.859     9.818        18
---------    ------    ------       ---         ------    ------       ---
LVIP
Wilshire
2010
Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          8.413     9.521         2
2010  .       N/A        N/A        N/A          9.521    10.418         2
---------    ------    ------       ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wilshire 2020 Profile
2007  .   N/A              N/A             N/A          N/A          N/A             N/A
2008  .   N/A              N/A             N/A          N/A          N/A             N/A
2009  .   N/A              N/A             N/A          N/A          N/A             N/A
2010  .   N/A              N/A             N/A          N/A          N/A             N/A
--------- ------           ---             --------     --           ---             --------
LVIP Wilshire 2030 Profile
2007  .   N/A              N/A             N/A          N/A          N/A             N/A
2008  .   N/A              N/A             N/A          N/A          N/A             N/A
2009  .   N/A              N/A             N/A          N/A          N/A             N/A
2010  .   N/A              N/A             N/A          N/A          N/A             N/A
--------- ------           ---             --------     --           ---             --------
LVIP Wilshire 2040 Profile
2007  .   N/A              N/A             N/A          N/A          N/A             N/A
2008  .   N/A              N/A             N/A          N/A          N/A             N/A
2009  .   N/A              N/A             N/A          N/A          N/A             N/A
2010  .   N/A              N/A             N/A          N/A          N/A             N/A
--------- ------           ---             --------     --           ---             --------
LVIP Wilshire Conservative Profile
2005  .   N/A              N/A             N/A          N/A          N/A             N/A
2006  .   N/A              N/A             N/A          N/A          N/A             N/A
2007  .   N/A              N/A             N/A          N/A          N/A             N/A
2008  .   N/A              N/A             N/A          N/A          N/A             N/A
2009  .   N/A              N/A             N/A          N/A          N/A             N/A
2010  .   11.297           12.225            3          N/A          N/A             N/A
--------- ------           ------          ---          --           ---             --------
LVIP Wilshire Moderate Profile
2005  .   N/A              N/A             N/A          N/A          N/A             N/A
2006  .   N/A              N/A             N/A          N/A          N/A             N/A
2007  .   N/A              N/A             N/A          N/A          N/A             N/A
2008  .   N/A              N/A             N/A          N/A          N/A             N/A
2009  .   N/A              N/A             N/A          N/A          N/A             N/A
2010  .   N/A              N/A             N/A          N/A          N/A             N/A
--------- ------           ------          ---          --           ---             --------
LVIP Wilshire Moderately Aggressive Profile
2005  .   N/A              N/A             N/A          N/A          N/A             N/A
2006  .   N/A              N/A             N/A          N/A          N/A             N/A
2007  .   N/A              N/A             N/A          N/A          N/A             N/A
2008  .   N/A              N/A             N/A          N/A          N/A             N/A
2009  .   N/A              N/A             N/A          N/A          N/A             N/A
2010  .   N/A              N/A             N/A          N/A          N/A             N/A
--------- ------           ------          ---          --           ---             --------
MFS VIT Core Equity
2003  .   N/A              N/A             N/A          N/A          N/A             N/A
2004  .   N/A              N/A             N/A          N/A          N/A             N/A
2005  .   N/A              N/A             N/A          N/A          N/A             N/A
2006  .   N/A              N/A             N/A          N/A          N/A             N/A
2007  .   N/A              N/A             N/A          N/A          N/A             N/A
2008  .   N/A              N/A             N/A          N/A          N/A             N/A
2009  .   N/A              N/A             N/A          N/A          N/A             N/A
2010  .   N/A              N/A             N/A          N/A          N/A             N/A
--------- ------           ------          ---          --           ---             --------
MFS VIT Growth Series
2001  .   10.000           12.126(1)         1*        10.000        12.128(1)         1*
2002  .   12.126            7.874            1*        12.128         7.878            7
2003  .   N/A              N/A             N/A          7.878        10.054            1*
2004  .   N/A              N/A             N/A         10.054        11.131            1*
2005  .   N/A              N/A             N/A         11.131        11.908            1*
2006  .   12.409           12.553            1*        11.908        12.586            1*
2007  .   12.553           14.895            1*        12.586        14.941            1*
2008  .   14.895            9.132            1*        14.941         9.165            1*
2009  .   N/A              N/A             N/A          9.165        12.361            1*
2010  .   N/A              N/A             N/A         12.361        13.965            1*
--------- ------           --------        ---         ------        --------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP
Wilshire
2020
Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       9.993     7.363         1*         N/A        N/A        N/A
2009  .       7.363     9.069         1*         N/A        N/A        N/A
2010  .       N/A        N/A        N/A          9.105    10.013         1*
---------     -----     -----       ---          -----    ------       ---
LVIP
Wilshire
2030
Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          7.440     8.869        12
2010  .       N/A        N/A        N/A          8.869     9.798         8
---------     -----     -----       ---          -----    ------       ---
LVIP
Wilshire
2040
Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     -----     -----       ---          -----    ------       ---
LVIP Wilshire Conservative Profile
2005  .       N/A        N/A        N/A         10.100    10.254         4
2006  .       N/A        N/A        N/A         10.254    11.007        21
2007  .      11.458    11.600         1*        11.007    11.645        53
2008  .       N/A        N/A        N/A         11.645     9.323        82
2009  .       9.647    11.349        19          9.323    11.427       137
2010  .       N/A        N/A        N/A         11.427    12.396        75
---------    ------    ------       ---         ------    ------       ---
LVIP Wilshire Moderate Profile
2005  .       N/A        N/A        N/A         10.031    10.472        15
2006  .      10.529    11.492        21         10.472    11.519       145
2007  .      11.492    12.308         1*        11.519    12.356       185
2008  .      12.308     8.852         1*        12.356     8.900       236
2009  .       8.852    11.111         1*         8.900    11.187        65
2010  .      11.111    12.193        14         11.187    12.296       144
---------    ------    ------       ---         ------    ------       ---
LVIP Wilshire Moderately Aggressive Profile
2005  .       9.993    10.640        12         10.050    10.649         3
2006  .      10.640    11.904        11         10.649    11.932        25
2007  .      11.904    12.814        18         11.932    12.863        31
2008  .      12.814     8.363        17         12.863     8.408        53
2009  .       8.363    10.577        16          8.408    10.650        52
2010  .      10.577    11.685        14         10.650    11.783        51
---------    ------    ------       ---         ------    ------       ---
MFS VIT Core Equity
2003  .       N/A        N/A        N/A          8.213    10.274         1*
2004  .       N/A        N/A        N/A         10.274    11.333         1*
2005  .       N/A        N/A        N/A         11.333    11.316         1*
2006  .       N/A        N/A        N/A         11.316    12.640         1*
2007  .       N/A        N/A        N/A         12.640    13.792         1*
2008  .       N/A        N/A        N/A         13.792     8.236         1*
2009  .       N/A        N/A        N/A          8.236    10.718         1*
2010  .       N/A        N/A        N/A         10.718    12.327         1*
---------    ------    ------       ---         ------    ------       ---
MFS VIT Growth Series
2001  .       8.166     5.327        97          8.172     5.338       565
2002  .       5.327     3.462        83          5.338     3.475       465
2003  .       3.462     4.420        39          3.475     4.443       355
2004  .       4.420     4.896        37          4.443     4.929       301
2005  .       4.896     5.241        40          4.929     5.284       262
2006  .       5.241     5.542        45          5.284     5.596       232
2007  .       5.542     6.582        46          5.596     6.656       210
2008  .       6.582     4.039        20          6.656     4.091       164
2009  .       4.039     5.451        17          4.091     5.529       143
2010  .       5.451     6.161        16          5.529     6.259        65
---------    ------    ------       ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Total Return Series
2001  .      10.000        10.632(1)         1*        10.000        10.278(1)        15
2002  .      10.632         9.878           68         10.278         9.554           61
2003  .       9.878        11.249           25          9.554        10.885           33
2004  .      11.249        12.261            5         10.885        11.870           33
2005  .      12.261        12.349            5         11.870        11.961           33
2006  .      12.349        13.532            6         11.961        13.114           33
2007  .      13.532        13.806            3         13.114        13.387           32
2008  .      13.806        10.528            3         13.387        10.213           29
2009  .      10.528        12.167            2         10.213        11.809           29
2010  .      12.167        13.094            2         11.809        12.715           28
---------    ------        --------         --         ------        --------         --
MFS VIT Utilities Series
2001  .      10.000         9.843(1)         1*        10.000         9.356(2)         6
2002  .       9.843         7.450           10          9.356         7.085           21
2003  .       7.450         9.915            6          7.085         9.434           10
2004  .       9.915        12.639            6          9.434        12.032           10
2005  .      12.639        14.463            6         12.032        13.775           10
2006  .      14.463        18.594            6         13.775        17.718           10
2007  .      18.594        23.283            4         17.718        22.198           10
2008  .      23.283        14.214            4         22.198        13.559           10
2009  .      14.214        18.540            4         13.559        17.694            8
2010  .      18.540        20.660            1*        17.694        19.726            8
---------    ------        --------         --         ------        --------         --
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .       N/A          N/A             N/A          N/A          N/A             N/A
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .      14.792        15.018            1*         N/A          N/A             N/A
2007  .      15.018        18.064            1*         N/A          N/A             N/A
2008  .      18.064        10.042            1*         N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---
Neuberger Berman AMT Regency Portfolio
2003  .       N/A          N/A             N/A          N/A          N/A             N/A
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A         15.700        17.270            1*
2006  .       N/A          N/A             N/A         17.270        18.856            1*
2007  .      21.064        19.074            1*        18.856        19.131            1*
2008  .      19.074        10.145            1*        19.131        10.180            1*
2009  .      10.145        14.595            1*        10.180        14.654            1*
2010  .      14.595        18.080            1*        14.654        18.161            1*
---------    ------        --------        ---         ------        --------        ---
PIMCO VIT Commodity Real Return
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A         12.487        15.239            4
---------    ------        --------        ---         ------        --------        ---
Putnam VT Global Health Care Fund
2003  .       N/A          N/A             N/A          8.266         9.612            1*
2004  .       N/A          N/A             N/A          9.612        10.113            1*
2005  .       N/A          N/A             N/A         10.113        11.243            1*
2006  .       N/A          N/A             N/A         11.243        11.351            1*
2007  .       N/A          N/A             N/A         11.351        11.082            1*
2008  .       N/A          N/A             N/A         11.082         9.026            1*
2009  .       N/A          N/A             N/A          9.026        11.170            1*
2010  .       N/A          N/A             N/A         11.170        11.241            1*
---------    ------        --------        ---         ------        --------        ---
Putnam VT Growth and Income Fund
2003  .       N/A          N/A             N/A          N/A          N/A             N/A
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A
---------    ------        --------        ---         ------        --------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Total Return Series
2001  .      11.124    10.934       158         11.130    10.956        767
2002  .      10.934    10.169       319         10.956    10.205      1,399
2003  .      10.169    11.592       227         10.205    11.651        982
2004  .      11.592    12.647       205         11.651    12.731        897
2005  .      12.647    12.751       174         12.731    12.854        781
2006  .      12.751    13.986       152         12.854    14.120        647
2007  .      13.986    14.284       123         14.120    14.443        567
2008  .      14.284    10.903        94         14.443    11.041        531
2009  .      10.903    12.613        80         11.041    12.792        456
2010  .      12.613    13.588        66         12.792    13.801        376
---------    ------    ------       ---         ------    ------      -----
MFS VIT Utilities Series
2001  .       9.894     7.345       283          9.901     7.362        704
2002  .       7.345     5.565       130          7.362     5.586        850
2003  .       5.565     7.414       179          5.586     7.453        779
2004  .       7.414     9.460        84          7.453     9.523        665
2005  .       9.460    10.836        84          9.523    10.925        676
2006  .      10.836    13.945       109         10.925    14.081        578
2007  .      13.945    17.479        67         14.081    17.676        497
2008  .      17.479    10.682        37         17.676    10.818        441
2009  .      10.682    13.947        27         10.818    14.146        350
2010  .      13.947    15.556        21         14.146    15.803        250
---------    ------    ------       ---         ------    ------      -----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .       8.331    10.485         4          8.348    10.522         24
2004  .      10.485    11.983         3         10.522    12.043         37
2005  .      11.983    13.394         9         12.043    13.481         46
2006  .      13.394    15.095        10         13.481    15.216         44
2007  .      15.095    18.175         9         15.216    18.348         46
2008  .      18.175    10.114         9         18.348    10.225         34
2009  .      10.114    13.079         3         10.225    13.243         26
2010  .      13.079    16.592         2         13.243    16.825         19
---------    ------    ------       ---         ------    ------      -----
Neuberger Berman AMT Regency Portfolio
2003  .       9.799    13.081         1*         9.816    13.123         10
2004  .      13.081    15.728         3         13.123    15.803         39
2005  .      15.728    17.310         9         15.803    17.419         46
2006  .      17.310    18.909         8         17.419    19.056         48
2007  .      18.909    19.194         7         19.056    19.373         35
2008  .      19.194    10.219         4         19.373    10.330         26
2009  .      10.219    14.717         1*        10.330    14.899         16
2010  .      14.717    18.249         1*        14.899    18.502         11
---------    ------    ------       ---         ------    ------      -----
PIMCO VIT
Commodity
Real
Return
2009  .       N/A        N/A        N/A          9.877    12.503          4
2010  .      12.491    15.251         6         12.503    15.288          8
---------    ------    ------       ---         ------    ------      -----
Putnam VT Global Health Care Fund
2003  .       N/A        N/A        N/A          8.285     9.653          3
2004  .       N/A        N/A        N/A          9.653    10.176         10
2005  .      10.128    11.266         6         10.176    11.337         24
2006  .      11.266    11.380         6         11.337    11.468         19
2007  .      11.380    11.115         6         11.468    11.219          7
2008  .      11.115     9.058         3         11.219     9.155          8
2009  .       9.058    11.215         1*         9.155    11.353          7
2010  .      11.215    11.292         1*        11.353    11.448          3
---------    ------    ------       ---         ------    ------      -----
Putnam VT Growth and Income Fund
2003  .       8.646    10.822         3          N/A        N/A        N/A
2004  .       N/A        N/A        N/A         10.857    11.872          2
2005  .       N/A        N/A        N/A         11.872    12.294          1*
2006  .      13.676    13.917         2         12.294    14.024          1*
2007  .      13.917    12.850         2         14.024    12.968          1*
2008  .      12.850     7.740         2         12.968     7.823          1*
2009  .       7.740     9.874         2          N/A        N/A        N/A
2010  .       9.874    11.097         2          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----



* All numbers less than 500 were rounded up to one.

(1) Commenced business on 9/19/01 with an initial unit value of $10.

(2) Commenced business on 9/10/01 with an initial unit value of $10.

(3) Effective following the close of business on May 19, 2003 shares of the American Funds International Fund were substituted for shares of the Delaware VIP Emerging Markets Series. In 2004, the Delaware VIP Emerging Markets Series subaccount was added to the product.

(4) Effective following the close of business on May 19, 2003, shares of the Lincoln VIP Social Awareness were substituted for shares of the Delaware VIP Social Awareness Series. The values in the table for periods prior to the substitution reflect investment in the Delaware VIP Social Awareness Series.

(5) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(6) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(7) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(8) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(9) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.


(10) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

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                                SAI 1

Lincoln ChoicePlusSM Bonus
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlusSM Bonus prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2011. You may obtain a copy of the Lincoln ChoicePlusSM Bonus prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.

The date of this SAI is May 1, 2011.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $220,940,772, $202,245,526 and $289,902,595 to LFA and Selling Firms in 2008, 2009 and 2010, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4.00% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94



A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).




Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.


Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.




Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life appear on the following pages.

                               PROSPECTUS 2

Lincoln ChoicePlus IISM Bonus
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments, bonus credits and persistency credits are in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.


We do offer variable annuity contracts that have lower fees. Expenses for contracts offering a bonus or persistency credit may be higher. Because of this, the amount of the bonus or persistency credits may, over time, be offset by additional fees and charges.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments , bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II):

     Invesco V.I. Capital Appreciation Fund*
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM)Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series
     (formerly Delaware VIP (Reg. TM) Trend Series)
     Delaware VIP (Reg. TM) U.S. Growth Series

     Delaware VIP (Reg. TM) Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Worldwide Portfolio*

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund
     LVIP Delaware Social Awareness Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund

     LVIP BlackRock Inflation Protected Bond Fund

     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund

     LVIP Delaware Diversified Floating Rate Fund

     LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund

     LVIP Dimensional Non-U.S. Equity Fund*
     LVIP Dimensional U.S. Equity Fund*

     LVIP Global Income Fund

     LVIP J.P. Morgan High Yield Fund
     LVIP MFS International Growth Fund
     (formerly LVIP Marsico International Growth Fund)

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP SSgA Bond Index Fund

     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund

     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation Fund
     (formerly LVIP Wilshire Aggressive Profile Fund)

     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund

     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund

     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP Templeton Growth Fund

     LVIP Total Bond Fund*

     LVIP Turner Mid-Cap Growth Fund

     LVIP Vanguard Domestic Equity ETF Fund*
     LVIP Vanguard International Equity ETF Fund*
     LVIP Wells Fargo Intrinsic Value Fund*
     LVIP 2010 Profile Fund
     (formerly LVIP Wilshire 2010 Profile Fund)
     LVIP 2020 Profile Fund
     (formerly LVIP Wilshire 2020 Profile Fund)
     LVIP 2030 Profile Fund
     (formerly LVIP Wilshire 2030 Profile Fund)
     LVIP 2040 Profile Fund
     (formerly LVIP Wilshire 2040 Profile Fund)
     LVIP Conservative Profile Fund
     (formerly LVIP Wilshire Conservative Profile Fund)
     LVIP Moderate Profile Fund
     (formerly LVIP Wilshire Moderate Profile Fund)
     LVIP Moderately Aggressive Profile Fund
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*

*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2011

Table of Contents




Item                                                          Page
Special Terms                                                  7
Expense Tables                                                 9
Summary of Common Questions                                   12
The Lincoln National Life Insurance Company                   15
Variable Annuity Account (VAA)                                16
Investments of the Variable Annuity Account                   16
Charges and Other Deductions                                  22
The Contracts                                                 29
 Purchase Payments                                            29
 Bonus Credits                                                30
 Persistency Credits                                          30
 Transfers On or Before the Annuity Commencement Date         31
 Surrenders and Withdrawals                                   34
 Death Benefit                                                37
 Investment Requirements                                      42
Living Benefit Riders                                         48
 i4LIFE (Reg. TM) Advantage                                   48
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    53
Discontinued Living Benefit Riders                            57
 Lincoln Lifetime IncomeSM Advantage                          57
 Lincoln SmartSecurity (Reg. TM) Advantage                    66
 4LATER (Reg. TM) Advantage                                   71
 Annuity Payouts                                              75
 Fixed Side of the Contract                                   83
Distribution of the Contracts                                 86
Federal Tax Matters                                           87
Additional Information                                        92
 Voting Rights                                                92
 Return Privilege                                             92
 Other Information                                            93
 Legal Proceedings                                            93
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   94
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by regular income payments, Guaranteed Income Benefit payments, and withdrawals.


Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Bonus credit - The additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.


Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.


Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit - A general reference to certain riders that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you own a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. On or after October 13, 2009, the only available living benefit rider that you may elect is i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit.

Persistency credit - The additional amount credited to the contract after the fourteenth contract anniversary.

Purchase payments - Amounts paid into the contract other than bonus credits and persistency credits.

Selling group individuals - A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
 o Effective June 15, 2005, the version of this product offered to Selling Group Individuals is no longer available for new sales.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.




                      Contractowner Transaction Expenses:




Surrender charge (as a percentage of purchase payments surrendered/withdrawn):1           8.50%
We also may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed
period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal
amount under Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under
i4LIFE (Reg. TM) Advantage). See Fixed Side
of the Contract.



1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.






The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.




                    Periodic Charges for the Base Contract:





Annual Account Fee:1                                                                  $35
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
Guaranteed of Principal death benefit (GOP)
  Mortality and Expense Risk Charge                                                   1.35%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.50%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge                                                   1.45%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.60%
5% Step-up death benefit
  Mortality and Expense Risk Charge                                                   1.60%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.75%
Estate Enhancement Benefit Rider (EEB) without 5% Step-up
  Mortality and Expense Risk Charge                                                   1.65%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.80%
Estate Enhancement Benefit Rider (EEB) in combination with 5% Step-up
  Mortality and Expense Risk Charge                                                   1.70%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.85%



1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.

                    Optional Living Benefit Riders are available as set forth below.





Optional Living Benefit Rider Charges - Other Than i4LIFE (Reg. TM) Advantage:
Only one Living Benefit rider may be elected from this grouping. These charges are added to the charges
for the base contract.                                                                     Single Life   Joint Life
Lincoln Lifetime IncomeSM Advantage:1, 4
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.90%         0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Plus                                       0.15%         0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:2, 4
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.65%         0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:2
  Guaranteed Maximum Charge                                                                  0.95%          N/A
  Current Charge                                                                             0.65%          N/A
4LATER (Reg. TM) Advantage:3, 4
  Guaranteed Maximum Charge                                                                  1.50%          N/A
  Current Charge                                                                             0.65%          N/A



1 As an annualized percentage of the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information.

2 As an annualized percentage of the Guaranteed Amount (initial purchase payment and bonus credit or contract value at the time of election), as increased for subsequent purchase payments (any bonus credits) and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

3 As an annualized percentage of the Income Base (initial purchase payment and any bonus credit or contract value at the time of election), as increased for subsequent purchase payments, bonus credits, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Charge for further information.

4 As of June 30, 2009, this rider is no longer available for purchase.





Optional Living Benefit Rider Charges - i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage can be elected with or without one of the following Guaranteed Income Benefits. It cannot be elected with any other Living Benefit rider except as set forth below.





i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):*
Account Value Death Benefit                                                  1.85%
Guarantee of Principal Death Benefit                                         1.90%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)                            2.05%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM)Advantage Charge for further information.





i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):*
                                                                           Single Life   Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge                                                  3.85%         3.85%
  Current Charge                                                             2.50%         2.70%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                  3.90%         3.90%
  Current Charge                                                             2.55%         2.75%

i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):*
                                                                           Single Life   Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                  4.05%         4.05%
  Current Charge                                                             2.70%         2.90%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect at the time of an automatic step-up, not to exceed the guaranteed maximum charge percentage. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.





i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3)*:
Account Value Death Benefit
  Guaranteed Maximum Charge                                                         3.35%
  Current Charge                                                                    2.35%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                         3.40%
  Current Charge                                                                    2.40%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                         3.55%
  Current Charge                                                                    2.55%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information.





i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who previously purchased 4LATER (Reg. TM) Advantage:*
Account Value Death Benefit
  Guaranteed Maximum Charge                                                               3.35%
  Current Charge                                                                          2.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                               3.40%
  Current Charge                                                                          2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                               3.55%
  Current Charge                                                                          2.70%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. As of June 30, 2009, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.





The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the annuity commencement date:



          Periodic Charges on and after the Annuity Commencement Date





Mortality and expense risk charge and administrative charge    1.40%



The next table describes the maximum Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the annuity commencement date:





Maximum Lincoln SmartIncomeSMInflation Unscheduled Payment charge (as a percentage of the
  Unscheduled Payment)                                                                      7.0%



 The Unscheduled Payment charge percentage is reduced over time. The later the Unscheduled Payment occurs, the lower the charge with respect to that Unscheduled Payment. A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See

Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation. See The Contracts - Annuity Payouts for a detailed description of Lincoln SmartIncomeSMInflation.




The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2010. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         2.58%        0.33%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements):        2.14%        0.33%


EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:




   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,448    $2,604    $3,622    $6,124


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $598   $1,804    $3,022    $6,124


For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - Living Benefit Riders - i4LIFE (Reg.
TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, and The Contracts - Discontinued Living Benefit Riders - 4LATER (Reg. TM) Guaranteed Income Benefit, and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.


What are Investment Requirements? If you have elected one of the following riders: Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments , bonus credits and persistency credits to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds. You may also allocate purchase payments to the fixed account.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.


What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value. See Charges and Other Deductions.


If you withdraw purchase payments, you pay a surrender charge from 0% to 8.50% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? When purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

A persistency credit of 0.05% of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts - Persistency Credits.

We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. See also the Fixed Side of the Contract. Transfers from the fixed account may be subject to an interest adjustment.

What are Living Benefit Riders? Living Benefit riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders are the Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). On or after October 13, 2009, the only available living benefit rider you may elect is i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit. If you own a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you will be subject to Investment Requirements. Excess withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the living benefit rider. These riders are discussed in detail in The Contracts - Living Benefit Riders.


What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See the Contracts - Discontinued Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage. If you own this rider you will be subject to Investment Requirements. See the Contracts - Investment Requirements. This rider is no longer available for purchase on or after October 13, 2009.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. If you own a Living Benefit Rider, excess withdrawals will adversely affect the Guaranteed Amount and you will be subject to investment Requirements. See The Contracts - Discontinued Living Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage. This rider is no longer available for purchase on or after October 13, 2009.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg.
TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. If you own this benefit, you will be subject to Investment Requirements. See The Contracts
- Discontinued Living Benefit Riders - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase on or after October 13, 2009.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage and The Contracts - Discontinued Living Benefit Riders - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.


Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.


Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account

You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.25%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Invesco, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by
    Invesco Advisers, Inc.


  o Capital Appreciation Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Core Equity Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.



American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund: Long-term growth.

  o Global Small Capitalization Fund: Long-term growth.

  o Growth Fund: Long-term growth.


  o Growth-Income Fund: Long-term growth and income.


  o International Fund: Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund: High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and secondarily high current income.

  o Limited-Term Diversified Income Series: Long-term total return.


  o REIT Series: Total return.

  o Small Cap Value Series: Capital appreciation.


  o Smid Cap Growth Series: Long-term capital appreciation.
     (formerly Trend Series)

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.



DWS Variable Series II, advised by Deutsche Asset Management Inc, and subadvised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation Plus VIP Portfolio: Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio: Capital appreciation.


  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund: Maximize income.


  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: High current income.

  o Templeton Growth Securities Fund: Long-term capital growth.
     (Subadvised by Templeton Asset Management Limited)


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Maximum total return.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio: Long-term growth.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Worldwide Portfolio: Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)


  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return. (Subadvised by BlackRock Financial Management, Inc)


  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund: Current income.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 23, 2011. Consult your financial advisor.


  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP J.P. Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management, Inc.)


  o LVIP Janus Capital Appreciation Fund: Long-term growth.
     (Subadvised by Janus Capital Management LLC)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners, Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Subadvised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Aggregate Bond Index. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (formerly LVIP Wilshire Aggressive Profile Fund)
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA International Index Fund: Replicate broad foreign index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderate Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)


  o LVIP Total Bond Fund: Total return consistent with capital appreciation. (This fund will be available on or about May 23, 2011. Consult your financial advisor.)


  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)


  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.
     (This fund will be available on or about May 23, 2011. Consult your financial advisor.)

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.
     (This fund will be available on or about May 23, 2011. Consult your financial advisor.)

  o LVIP Wells Fargo Intrinsic Value Fund: Income.
    (Subadvised by Metropolitan West Capital Management)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP 2010 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2010 Profile Fund)

  o LVIP 2020 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2020 Profile Fund)

  o LVIP 2030 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2030 Profile Fund)

  o LVIP 2040 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2040 Profile Fund)

  o LVIP Conservative Profile Fund: Current income; a fund of funds. (formerly LVIP Wilshire Conservative Profile Fund)

  o LVIP Moderate Profile Fund: Growth and income; a fund of funds. (formerly LVIP Wilshire Moderate Fund)

  o LVIP Moderately Aggressive Profile Fund: Growth and income; a fund of funds.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc., and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Capital appreciation.

  o Regency Portfolio: Long-term growth.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity RealReturnStrategy (Reg. TM) Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC and subadvised by Putnam Investments Limited

  o Global Health Care Fund: Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Growth & Income Fund: Capital growth and current income.
     This fund is not offered in contracts issued on or after May 24, 2004.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                        Estate Enhancement
                                        Benefit Rider (EEB)
                                        in combination
                                        with 5% Step Up
                                        ---------------------
o   Mortality and expense risk charge          1.70%
o   Administrative charge                      0.15%
                                                ----
o   Total annual charge for each
    subaccount                                 1.85%



    Estate Enhancement
    Benefit Rider (EEB)                   Enhanced Guaranteed   Guarantee of
    without 5%            5% Step Up      Minimum Death         Principal death
    Step Up               death benefit   Benefit (EGMDB)       benefit (GOP)
    --------------------- --------------- --------------------- ----------------
o          1.65%              1.60%              1.45%               1.35%
o          0.15%              0.15%              0.15%               0.15%
            ----               ----               ----                ----
o
           1.80%              1.75%              1.60%               1.50%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                        Number of contract anniversaries since
                                                             purchase payment was invested
                                                    -----------------------------------------------
                                             0       1       2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th8.50%   8.50%   8%   7%   6%   5%   4%   3%   2%   0%
      surrendered or withdrawn purchase
      payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;
 o Purchase payments that have been invested in the contract for at least 12 months when used in the calculation of the initial benefit payment to be made under an annuity payout option, other than the i4LIFE (Reg. TM) Advantage option;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any purchase payments as a result of the admittance of the contractowner to an accredited nursing home or equivalent health care facility, if such purchase payments were received by us more than 12 months prior to the admittance, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;

 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender of the contract as a result of the death of the contractowner or annuitant;
 o A surrender or withdrawal of a purchase payment beyond the fifth anniversary since the purchase payment was invested for any contract issued to selling group individuals. For selling group individuals, a reduced schedule of surrender charges applies;
 o A surrender or annuitization of bonus credits and persistency credits;
 o Purchase payments when used in the calculation of the initial Account Value under the i4LIFE (Reg. TM) Advantage option;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;

 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.


For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from bonus credits.

3. On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and persistency credits until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to selling group individuals.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or
(b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Discontinued Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments and bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.


Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.


The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus Option riders are no longer available for purchase as of October 13, 2009.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for Riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Discontinued Living Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because bonus credits increase the Guaranteed Amount, bonus credits also increase the amount we deduct for the cost of the Rider. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments (and bonus credits) made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase as of October 13, 2009.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment and any bonus credit or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value.


Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value (initial purchase payment or contract value on the effective date of i4LIFE (Reg. TM) Advantage). The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.85% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.90% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit and 2.05% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Access Period and Periodic Income Commencement Date. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% (2.35% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.70% (2.55% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.90% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of the prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Account Value death benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.70% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.


After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.35% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.40% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.55% for the i4LIFE (Reg. TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).



After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge
(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

*A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:

 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home office, an initial purchase payment and its corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.



Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not equal or exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Bonus Credits

In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract. For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The amount of any bonus credit applied to the contract will be noted on the confirmation sent after each purchase payment. The bonus credit percentage is based on the owner's cumulative purchase payments at the time each purchase payment is made according to the following scale:


Cumulative Purchase Payments   Bonus Credit %
------------------------------ ---------------
  Less than $100,000  .             3.0%
  $100,000-$999,999  .              4.0%
  $1,000,000 or greater  .          5.0%

Your cumulative purchase payments at the time of a purchase payment are equal to the sum of (1) all prior purchase payments made to your contract; plus (2) the current purchase payment made to your contract; minus (3) all prior withdrawals of purchase payments from your contract.

Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with contract values for only nonqualified contracts.

During the first contract year if you make any purchase payment(s) after the initial purchase payment ("subsequent purchase payment"), we may add a bonus credit ("additional bonus credit") to the contract that is in addition to any bonus credit that was previously added to the contract and the bonus credit that is added due to the subsequent purchase payment. The additional bonus credit will be added to the contract if the subsequent purchase payment increases the owner's investment to a dollar level that qualifies for a higher bonus credit percentage than the bonus credit percentage that any prior purchase payments qualified for. The additional bonus credit will be added to your contract at the time the subsequent purchase payment is made. The bonus credit percentage for the additional bonus credit will be the difference between the higher bonus credit percentage that the subsequent purchase payment qualifies for and the bonus credit percentage that the prior purchase payments qualified for. We will then multiply the sum of all prior first year purchase payments by this bonus credit percentage to determine the amount of the additional bonus credit. You may receive more than one additional bonus credit during the first contract year as we will add an additional bonus credit anytime a subsequent purchase payment increases the amount of the total purchase payments to an amount that qualifies for a higher bonus credit percentage.

We offer a variety of variable annuity contracts. The amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


Persistency Credits

Contractowners will receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 14 years, by 0.05%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available. Corresponding bonus credits will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocated purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.


If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.


The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.


The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. Currently, there is no charge for a transfer. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.


Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable. For a description of the interest adjustment, see the Fixed Side of the Contract - Interest Adjustment.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.

Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.


As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM)is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy or contract administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.


The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. Beginning May 1, 2010, this service will no longer be available unless the contractowner has enrolled in this service prior to this date. You specifiy the applicable subaccounts, the baseline amount and the interval period.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.



Asset Allocation Models


The asset allocation models discussed below are not available for contracts purchased on or after November 15, 2010.


Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements and The Contracts - Discontinued Living Benefit Riders..

At this time, the available models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in three equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in three equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in seven equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.



If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage and have the EEB Death Benefit or 5% Step-up or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.


You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.


Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Guarantee of Principal Death Benefit. Check with your representative regarding state availability. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or

 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage).


For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments is reduced by the sum of all withdrawals.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or

 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage); or

 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and bonus credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

For contracts purchased after June 2, 2003 (or later in some states), the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or

 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all purchase payments will be reduced by the sum of all withdrawals (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage); or

 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments and bonus credits made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o (Only if this Rider is elected in combination with the 5% Step Up death benefit): The accumulation of all purchase payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB death benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:

 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the EEB Rider with 5% Step-Up death benefit will be reduced to the 5% Step-Up death benefit for an annual charge of 1.75%, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.60%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM)account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchased a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you are subject to Investment Requirements, which means you are limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchased and the date of purchase will determine which Investment Requirements Option applies to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchased i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you are not subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchased the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchased. If you have not elected a Living Benefit rider, the Investment Requirements will not apply to your contract.





                                                                                                       YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage                  Between February 19, 2008 and January 19, 2009   Option 2
                                                     On or after January 20, 2009                     Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                          N/A
                                                     April 10, 2006 through January 19, 2009          Option 1
                                                     On or after January 20, 2009                     Option 3
4LATER (Reg. TM) Advantage                           April 10, 2006 through January 19, 2009          Option 1
                                                     On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                          N/A
Benefit (v.1)                                        On or after April 10, 2006                       Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income    April 10, 2006 through January 19, 2009          Option 1
Benefit (v.2)                                        On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between October 6, 2008 and January 19, 2009     Option 2
Benefit (v.3)                                        On or after January 20, 2009                     Option 3

                                                                                      YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                     AND THE DATE OF ELECTION IS...  INVESTMENT REQUIREMENTS
i4LIFE (Reg. TM) Advantage with Guaranteed Income   On or after November 15, 2010    Option 3
Benefit (v.4)



Investment Requirements - Option 1


No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):

o AllianceBernstein VPS Global Thematic Growth Portfolio

o AllianceBernstein VPS International Value Portfolio
o AllianceBernstein VPS Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund

o Delaware VIP (Reg. TM) Emerging Markets Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) REIT Series
o Delaware VIP (Reg. TM) Small Cap Value Series
o Delaware VIP (Reg. TM) Smid Cap Growth Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Mid-Cap Portfolio

o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Income Securities Fund
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Mutual Shares Securities Fund
o FTVIPT Templeton Growth Securities Fund

o Invesco V.I. International Growth Fund

o Janus Aspen Enterprise Portfolio
o Janus Aspen Worldwide Portfolio
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Columbia Value Opportunities Fund
o LVIP Delaware Foundation Aggressive Allocation Fund

o LVIP Delaware Special Opportunities Fund
o LVIP Dimensional Non-U.S. Equity Fund
o LVIP MFS International Growth Fund

o LVIP Mid-Cap Value Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o LVIP Turner Mid-Cap Growth Fund

o LVIP Vanguard International Equity ETF Fund
o LVIP 2040 Profile Fund

o MFS VIT Growth Series
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Neuberger Berman AMT Regency Portfolio
o Putnam VT Global Health Care Fund


All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation Plus VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Delaware VIP Limited-Term Diversified Income Series subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                     Group 2
Investments must be at least 25% of contract value          Investments cannot exceed 75% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
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1. American Century VP Inflation Protection Fund            All other investment options except as discussed below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) High Yield Series
4. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP BlackRock Inflation Protected Bond Fund
7. LVIP Delaware Bond Fund
8. LVIP Delaware Diversified Floating Rate Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund
11. LVIP Total Bond Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                            -----------------------------------------------------------------
Account Value
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1. Delaware VIP (Reg. TM) REIT Series
2. DWS Alternative Asset Allocation Plus VIP Portfolio
3. LVIP SSgA Emerging Markets 100 Fund



To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your contract value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) High Yield Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP 2030 Profile Fund oLVIP 2040 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                     Group 2
Investments must be at least 30% of contract value          Investments cannot exceed 70% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
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1. American Century VP Inflation Protection Fund            All other funds except as described below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund

6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Global Income Fund
9. LVIP SSgA Bond Index Fund
10. LVIP Total Bond Fund




Group 3
Investments cannot exceed 10% of contract value or
Account Value
-------------------------------------------------------
1. Delaware VIP (Reg. TM) Emerging Markets Series
2. LVIP SSgA Emerging Markets 100 Fund
3. Delaware VIP (Reg. TM) REIT Series
4. LVIP Cohen & Steers Global Real Estate Fund
5. MFS VIT Utilities Series
6. AllianceBernstein VPS Global Thematic Growth
Portfolio
7. DWS Alternative Asset Allocation Plus VIP Portfolio


To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above. These models are not available for contracts purchased on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your Rider Continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Living Benefit Riders
The following Living Benefit Rider may be purchased for an additional charge: i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit. Upon election of i4LIFE (Reg. TM) Advantage, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. Terms and conditions may change after the contract is purchased.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (if available) for an extra charge. See Charges and Other Deductions - i4LIFE (Reg.
TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected an EEB death benefit or a 5% Step-up death benefit, you must elect a new death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and Guaranteed Income Benefit payments and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant (and secondary life if applicable) dies during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant (and secondary life) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is in effect during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

i4LIFE (Reg. TM)Death Benefit Value after regular income payment = $200,000 - $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500

     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and bonus credits and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.

Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.


Contractowners may purchase the Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.


As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of Appendix C for a discussion of the 4LATER (Reg. TM)Guaranteed Income Benefit.


Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSMAdvantage rider.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages of the Account Value and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit




Age                     Percent of Account Value or Guaranteed Amount*
-------------------    -----------------------------------------------
  Under 40             2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%

*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the contract value) to calculate the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value.) This payment will be made from the variable subaccounts on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each periodic income commencement date anniversary starting on the first periodic income commencement date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the periodic income commencement date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated regular income payment. See The Contracts- i4LIFE (Reg. TM) Advantage-Regular income payments during the Access Period for a discussion of recalculation of the regular income payment.





8/1/2010 Amount of initial regular income payment:                                  $  5,051
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):        $100,000
8/1/2010 Initial Guaranteed Income Benefit (4% times $100,000 Account Value):       $  4,000
8/1/2011 Recalculated regular income payment:                                       $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                   $  4,500



The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated regular income payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a living benefit rider) on contracts purchased prior to June 30, 2009. For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or secondary life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the contract value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with

Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.





         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $120,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial regular income payment:                          $  5,992    per year
         Initial Guaranteed Income Benefit (5% x $120,000                   $  6,000
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):



Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, the Guaranteed Amount will not be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or secondary life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 90 (age 85 versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you have elected i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit and the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after October 6, 2008, the minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90.


If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your regular income payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the regular income payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSMAdvantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


Availability. The Guaranteed Income Benefit (version 4) will be available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts issued prior to June 30, 2009. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.


The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the Guarantee of Principal death benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.



Discontinued Living Benefit Riders
The following Living Benefit riders are unavailable for purchase as of October 13, 2009. This section contains important information for contractowners who purchased their contract and one of the following Living Benefit riders prior to October 13, 2009. The riders described below, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, and 4LATER (Reg. TM) Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (4LATER (Reg.
TM) Advantage). You may not own more than one Living Benefit rider at a time. If you own a Living Benefit rider, you will be subject to Investment Requirements (see Investment Requirements). Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.


Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/

annuitant (Single Life Option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed

Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option under Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments plus applicable bonus credits made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. This option guarantees at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are: LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to Investment Requirements.


We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elected the Rider. If you elected the Rider at the time you purchased the contract, the initial Guaranteed Amount equaled your initial purchase payment plus the amount of any bonus credit. If you elected the Rider after we issued the contract, the initial Guaranteed Amount equaled the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the living benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives.


Additional purchase payments and any bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and any bonus credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:

         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, and applicable bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments and any applicable bonus credits received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments and any bonus credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment (and bonus credit). Any purchase payments and bonus credits made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000

Additional purchase payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600

Additional purchase payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000

On the first Benefit Year Anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 times 1.05% = $125,580 plus $10,400). The $10,000 purchase payment and $400 bonus credit on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contractowner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (Single Life) or 65 (Joint Life):


                                                                                                Potential for   Length of 5%
                                                                                   Guaranteed     Charge to     Enhancement
                                                                  Contract Value     Amount         Change         Period
                                                                 ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         No              10
         1st Benefit Year Anniversary...........................      $54,000        $54,075         No               9
         2nd Benefit Year Anniversary...........................      $53,900        $56,779         No               8
         3rd Benefit Year Anniversary...........................      $57,000        $59,618         No               7
         4th Benefit Year Anniversary...........................      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the contract value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. For contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments, including bonus credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,400 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election). Required minimum distributions
(RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Initial Maximum Annual Withdrawal amount = $10,400.

After 10 years, at age 65, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two withdrawals of $10,400) and the contract value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals times 200%), the Guaranteed Amount is increased to $374,400.

The 200% Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under the Joint Life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments and bonus credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):



                                                                                   Guaranteed    Maximum Annual
                                                                  Contract Value     Amount     Withdrawal Amount
                                                                 ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         $2,575
         1st Benefit Year Anniversary...........................      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary...........................      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary...........................      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary...........................      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)

After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:

Contract Value = $54,800
Guaranteed Amount = $79,800

The contract value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 contract value ($6,800 / $54,800)

Contract value = $48,000

Guaranteed Amount = $69,898 ($79,800 X 12.41% = $9,902; $79,800 - $9,902 =
$69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to purchase payments (and not bonus credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to bonus credits are not subject to surrender charges.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner, is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after the next Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary. (See the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment + $4,000 bonus credit
 o $104,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $93,600
 o $5,200 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $98,444 ($104,000 reduced by 5.34% ($5,000/
$93,600) and the new Maximum Annual Withdrawal amount is $4,922 (5% times $98,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charges.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount, (plus any purchase payments and applicable bonus credits made within 90 days of the rider effective date) over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000 with a 4% bonus credit of $4,000; Initial Guaranteed Amount of $104,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $14,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models:
Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual

Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Impact of Divorce on Joint Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.


Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:

 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage will provide a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln SmartSecurity (Reg. TM) Advantage

Lincoln SmartSecurity (Reg. TM) Advantage provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, any bonus credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

If you own this Rider, you are limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements in this prospectus.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elected the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equaled your initial purchase payment plus the amount of any bonus credit. If you elected the benefit after we issued the contract, the Guaranteed Amount equaled the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts of all Living Benefit riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant).



Additional purchase payments and bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and bonus credit (not to exceed the maximum); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit will increase the Guaranteed Amount by $10,300. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and any bonus credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including any surrender charges and other deductions), the Rider charge and account fee plus any purchase payments and any bonus credits made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                          Contract Value      Guaranteed Amount
                                         ----------------    ------------------
o   Initial Purchase Payment $50,000
    (3% bonus credit)                    $51,500                   $51,500
o   1st Benefit Year Anniversary         $54,000                   $54,000
o   2nd Benefit Year Anniversary         $53,900                   $54,000
o   3rd Benefit Year Anniversary         $57,000                   $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments, any bonus credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments and any bonus credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option,demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000

Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
 Initial Guaranteed Amount of $104,000 equals $100,000 purchase payment and 4% bonus credit

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400
- $7,000 = $75,400).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:
1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a. the contractowner (and spouse if applicable) is age 65;
b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up i.e. all contractowners and the annuitant must be alive and under age 81); and
c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up with $100,000 (and received a bonus credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. You must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders will limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments and any bonus credits.

If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments and any bonus credits. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments, corresponding bonus credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit, plus 15% of that purchase payment and bonus credit.


Example:


         Initial Purchase Payment and corresponding bonus credit      $104,000
         Purchase Payment and corresponding bonus credit 60           $ 10,400
                                                                      --------
         days later
         Income Base                                                  $114,400
         Future Income Base (during the 1st Waiting Period)           $131,560   ($114,400 x 115%)
         Income Base (after 1st Waiting Period)                       $131,560
         New Future Income Base (during 2nd Waiting Period)           $151,294   ($131,560 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit plus 15% of that purchase payment and corresponding bonus credit on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $104,000
         Purchase Payment and corresponding bonus credit in         $ 10,400
                                                                    --------
         Year 2
         New Income Base                                            $114,400
         Future Income Base (during 1st Waiting Period-Year 2)      $130,520   ($104,000 x 115%) + ($10,400 x 100%) +
                                                                               (10,400 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $130,520
         New Future Income Base (during 2nd Waiting Period)         $150,098   (130,520 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments and corresponding bonus credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $104,000      Maximum Income Base                   $208,000
      Purchase Payment and                    $ 10,400      Increase to Maximum Income Base       $ 20,800
       corresponding bonus credit in
       Year 2
      New Income Base                         $114,400      New Maximum Income Base               $228,800
      Future Income Base after Purchase       $130,520      Maximum Income Base                   $228,800
       Payment

      Income Base (after 1st Waiting          $130,520
       Period)
      Future Income Base (during 2nd          $150,098      Maximum Income Base                   $228,800
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $117,468
      Future Income Base                      $135,088      Maximum Income Base                   $205,920

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

NOTE: If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period occurred.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your Rider. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or, the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.


The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.


Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

1. The CPI is discontinued, delayed, or otherwise not available for this use;
or

2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the Rider per the terms of the termination provisions of Rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the Rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the Rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:

     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.

Continuing this example for the next year's adjustment:



     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the Rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the Rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the Rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700


The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the Rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:

     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 -($4,800 x             $    4,706
  .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the annuity commencement date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options - General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:
 a. the current Reserve Value as of the date due proof of death is received by us; or
b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:




  7/15/2009   Initial Reserve Value                                              $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10        $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value             $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment
              ($90,000 - $45,000 = $45,000)
  8/6/2010    Death of a contractowner
              Death benefit is greater of
               a) current Reserve Value ($45,000);or
               b) initial Reserve Value minus Scheduled Payment
                ($100,000 - $45,000 = $55,000)
  8/5/2010    Death benefit paid                                                 $ 55,000


If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

 1. Terminate the contract and receive the death benefit, if any in a lump-sum;
or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination.

You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the Rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the Rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                                          $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10                    $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value                         $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
              $45,000 = $45,000)
  8/6/2010    Unscheduled Payment                                                            $ 45,000
              Reserve Value                                                                  $      0
              Reserve Value is reduced to zero which results in termination of the rider
              Initial Reserve Value is greater than payments received
              [$100,000 > ($45,000 + $45,000) = $90,000]
              Final payment made to holder of rights of ownership                            $ 10,000

General Information


Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less any surrender charges on purchase payments made within twelve months of annuitization and applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3, 4, 5, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments, bonus credits and persistency credits allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.


ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and its corresponding bonus credit allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment and its corresponding bonus credit will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment


Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or regular income payments under i4LIFE (Reg.
TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege).
 o on the expiration date of a guaranteed period.
 o as a result of the death of the contractowner or annuitant.
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:

    (1+A)n      -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.


If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2010 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.




Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;

 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value or if your contract has Lincoln Lifetime IncomeSM Advantage 2.0 and your Income Base immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.



For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.

State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                         Lincoln ChoicePlus IISM Bonus
                    Lincoln Life Variable Annuity Account N










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Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus IISM Bonus.


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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2001  .      10.000        12.866(1)         1*        10.000        11.547(2)         2          6.641         4.864
2002  .      12.866         7.353            3         11.547         6.599           19          4.864         2.781
2003  .       7.353        10.379           14          6.599         9.320           14          2.781         3.930
2004  .      10.379        10.707           14          9.320         9.620           17          3.930         4.058
2005  .      10.707        10.894            5          9.620         9.793           14          4.058         4.133
2006  .      10.894        11.591            5          9.793        10.424           10          4.133         4.402
2007  .      11.591        13.643            7         10.424        12.276           11          4.402         5.187
2008  .      13.643         7.036            2         12.276         6.334            8          5.187         2.677
2009  .       7.036        10.577            2          6.334         9.526            6          2.677         4.029
2010  .      10.577        12.313            1*         9.526        11.095            1*         4.029         4.695
---------    ------        --------         --         ------        --------         --          -----         -----
AllianceBernstein VPS Growth and Income
2001  .      10.000        11.314(1)         1*        10.000        10.344(2)        14         10.469        10.303
2002  .      11.314         8.633           39         10.344         7.897           48         10.303         7.870
2003  .       8.633        11.202          157          7.897        10.253           27          7.870        10.223
2004  .      11.202        12.231           78         10.253        11.200           66         10.223        11.173
2005  .      12.231        12.558           85         11.200        11.506           47         11.173        11.483
2006  .      12.558        14.422           73         11.506        13.220           53         11.483        13.201
2007  .      14.422        14.846           57         13.220        13.615           37         13.201        13.603
2008  .      14.846         8.643           53         13.615         7.930           21         13.603         7.927
2009  .       8.643        10.211           48          7.930         9.374           21          7.927         9.375
2010  .      10.211        11.307           42          9.374        10.385           14          9.375        10.391
---------    ------        --------        ---         ------        --------         --         ------        ------
AllianceBernstein VPS International Value
2006  .      10.205        11.828            4          N/A          N/A             N/A          N/A          N/A
2007  .      11.828        12.257            7         11.781        12.269            3         11.946        12.279
2008  .      12.257         5.621            4         12.269         5.629            3         12.279         5.637
2009  .       5.621         7.414            3          5.629         7.429            2          5.637         7.442
2010  .       7.414         7.591            3          7.429         7.610            2          7.442         7.627
---------    ------        --------        ---         ------        --------        ---         ------        ------
AllianceBernstein VPS Large Cap Growth
2001  .      10.000        11.946(1)         1*        10.000        11.946(1)         6          7.728         6.272
2002  .      11.946         8.110            4         11.946         8.114           13          6.272         4.262
2003  .       8.110         9.821           10          8.114         9.832           22          4.262         5.167
2004  .       9.821        10.446            6          9.832        10.462           21          5.167         5.501
2005  .      10.446        11.777            5         10.462        11.801           22          5.501         6.208
2006  .      11.777        11.487            7         11.801        11.516           25          6.208         6.062
2007  .      11.487        12.812            3         11.516        12.851           20          6.062         6.767
2008  .      12.812         7.568            2         12.851         7.596            9          6.767         4.002
2009  .       7.568        10.186            1*         7.596        10.228            9          4.002         5.392
2010  .       N/A          N/A             N/A         10.228        11.033            6          5.392         5.819
---------    ------        --------        ---         ------        --------        ---         ------        ------
AllianceBernstein VPS Small/Mid Cap Value
2001  .      10.000        11.868(1)         1*        10.000         11.87(1)         1*        10.000        11.872(1)
2002  .      11.868        10.909            6         11.870        10.915            4         11.872        10.922
2003  .      10.909        15.088           19         10.915        15.104            7         10.922        15.122
2004  .      15.088        17.637           18         15.104        17.664           12         15.122        17.694
2005  .      17.637        18.462           19         17.664        18.500           12         17.694        18.540
2006  .      18.462        20.698           17         18.500        20.750           10         18.540        20.806
2007  .      20.698        20.629           18         20.750        20.692           10         20.806        20.758
2008  .      20.629        13.011           17         20.692        13.058            4         20.758        13.106
2009  .      13.011        18.222           16         13.058        18.295            4         13.106        18.372
2010  .      18.222        22.644           14         18.295        22.747            4         18.372        22.854
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2001  .         93          6.554         4.808           643         N/A        N/A        N/A
2002  .        148          4.808         2.753           513         N/A        N/A        N/A
2003  .         80          2.753         3.896           137        10.775    12.996       N/A
2004  .         74          3.896         4.029           143        12.996    13.454         5
2005  .         43          4.029         4.110           151        13.454    13.737         4
2006  .         39          4.110         4.384           148        13.737    14.667         6
2007  .         36          4.384         5.173           161        14.667    17.323         6
2008  .         32          5.173         2.674            85        17.323     8.965         2
2009  .         33          2.674         4.030           121         8.965    13.524        11
2010  .         32          4.030         4.704           103        13.524    15.799         7
---------      ---          -----         -----           ---        ------    ------       ---
AllianceBernstein VPS Growth and Income
2001  .        234         10.457        10.306           999         N/A        N/A        N/A
2002  .        304         10.306         7.884         1,741         N/A        N/A        N/A
2003  .         76          7.884        10.256           604        10.758    12.018        28
2004  .         77         10.256        11.226           749        12.018    13.167       151
2005  .         67         11.226        11.556           704        13.167    13.568       185
2006  .         56         11.556        13.304           631        13.568    15.636       185
2007  .         53         13.304        13.729           561        15.636    16.152       138
2008  .         44         13.729         8.013           495        16.152     9.436       116
2009  .         40          8.013         9.490           424         9.436    11.187        83
2010  .         31          9.490        10.535           374        11.187    12.431        74
---------      ---         ------        ------         -----        ------    ------       ---
AllianceB
VPS
Internati
Value
2006  .        N/A         10.558        11.846            53        10.561    11.854         8
2007  .          4         11.846        12.309           259        11.854    12.327        31
2008  .          1*        12.309         5.659           255        12.327     5.673        25
2009  .          1*         5.659         7.482           210         5.673     7.508        10
2010  .          1*         7.482         7.680           207         7.508     7.715         9
---------      ---         ------        ------         -----        ------    ------       ---
AllianceBernstein VPS Large Cap Growth
2001  .        135          7.682         6.244         1,021         N/A        N/A        N/A
2002  .        166          6.244         4.250           867         N/A        N/A        N/A
2003  .         42          4.250         5.160           410        10.384    11.498        11
2004  .         46          5.160         5.502           443        11.498    12.272        21
2005  .         64          5.502         6.218           465        12.272    13.884        29
2006  .         74          6.218         6.080           317        13.884    13.589        31
2007  .         71          6.080         6.798           286        13.589    15.210        19
2008  .         27          6.798         4.026           238        15.210     9.017        11
2009  .         27          4.026         5.432           135         9.017    12.179        10
2010  .         26          5.432         5.872           122        12.179    13.177         9
---------      ---         ------        ------         -----        ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2001  .          1*        10.000        11.876(1)          7         N/A        N/A        N/A
2002  .          5         11.876        10.943            50         N/A        N/A        N/A
2003  .          6         10.943        15.174           125        10.659    13.131         4
2004  .          7         15.174        17.781           160        13.131    15.402        34
2005  .          5         17.781        18.660           161        15.402    16.179        62
2006  .          5         18.660        20.971           158        16.179    18.202        67
2007  .          8         20.971        20.954           139        18.202    18.205        58
2008  .         12         20.954        13.250           142        18.205    11.523        61
2009  .         10         13.250        18.602            98        11.523    16.193        53
2010  .          8         18.602        23.174            91        16.193    20.194        41
---------      ---         ------        --------       -----        ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .       N/A          N/A             N/A          9.948        10.395           34
2005  .      10.392        10.360            6         10.395        10.368            5
2006  .      10.360        10.330            8         10.368        10.344            7
2007  .      10.330        11.105           23         10.344        11.125            6
2008  .      11.105        10.727           27         11.125        10.752           20
2009  .      10.727        11.608           24         10.752        11.641           21
2010  .      11.608        11.977           20         11.641        12.016           17
---------    ------        ------          ---         ------        ------           --
American Funds Global Growth Fund
2004  .      10.267        11.252           12          N/A          N/A             N/A
2005  .      11.252        12.601           17         11.256        12.611            2
2006  .      12.601        14.897           16         12.611        14.916            5
2007  .      14.897        16.795           13         14.916        16.826            7
2008  .      16.795        10.158           13         16.826        10.181            4
2009  .      10.158        14.190           13         10.181        14.230            5
2010  .      14.190        15.566           10         14.230        15.618            5
---------    ------        ------          ---         ------        ------          ---
American Funds Global Small Capitalization Fund
2001  .      10.000        12.495(1)         1*        10.000        11.126(2)         1*
2002  .      12.495         9.929           15         11.126         8.845           10
2003  .       9.929        14.964           22          8.845        13.338           54
2004  .      14.964        17.758           30         13.338        15.836           32
2005  .      17.758        21.852           34         15.836        19.496           33
2006  .      21.852        26.611           25         19.496        23.755           31
2007  .      26.611        31.721           20         23.755        28.330           81
2008  .      31.721        14.473           10         28.330        12.932           69
2009  .      14.473        22.916            7         12.932        20.487           47
2010  .      22.916        27.539            7         20.487        24.632           44
---------    ------        --------        ---         ------        --------        ---
American Funds Growth Fund
2001  .      10.000        12.307(1)         5         10.000        10.813(2)        18
2002  .      12.307         9.127          129         10.813         8.023          133
2003  .       9.127        12.258          247          8.023        10.780          236
2004  .      12.258        13.537          247         10.780        11.911          337
2005  .      13.537        15.441          235         11.911        13.593          355
2006  .      15.441        16.706          181         13.593        14.715          312
2007  .      16.706        18.425          161         14.715        16.237          272
2008  .      18.425        10.134          120         16.237         8.935          234
2009  .      10.134        13.869           98          8.935        12.234          214
2010  .      13.869        16.158           91         12.234        14.260          217
---------    ------        --------        ---         ------        --------        ---
American Funds Growth-Income Fund
2001  .      10.000        11.319(1)        11         10.000        10.528(2)        17
2002  .      11.309         9.065          158         10.528         8.443          112
2003  .       9.065        11.785          371          8.443        10.982          174
2004  .      11.785        12.769          372         10.982        11.905          310
2005  .      12.769        13.266          405         11.905        12.375          324
2006  .      13.266        15.003          326         12.375        14.002          310
2007  .      15.003        15.470          295         14.002        14.446          290
2008  .      15.470         9.439          246         14.446         8.818          232
2009  .       9.439        12.160          206          8.818        11.366          207
2010  .      12.160        13.302          189         11.366        12.439          210
---------    ------        --------        ---         ------        --------        ---
American Funds International Fund
2001  .      10.000        10.835(1)         1*        10.000        10.218(2)         8
2002  .      10.835         9.058           27         10.218         8.546           40
2003  .       9.058        11.991           53          8.546        11.319           32
2004  .      11.991        14.045          146         11.319        13.265           72
2005  .      14.045        16.753          120         13.265        15.830           80
2006  .      16.753        19.567           92         15.830        18.498           90
2007  .      19.567        23.054           84         18.498        21.806           91
2008  .      23.054        13.098           62         21.806        12.395           93
2009  .      13.098        18.396           45         12.395        17.418           81
2010  .      18.396        19.365           40         17.418        18.344           79
---------    ------        --------        ---         ------        --------        ---



                     with Step-Up                        with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .      10.048    10.398         5         10.000    10.407         57       10.012    10.414          18
2005  .      10.398    10.377        13         10.407    10.402        212       10.414    10.419          87
2006  .      10.377    10.357        14         10.402    10.398        213       10.419    10.425          74
2007  .      10.357    11.145        15         10.398    11.206        217       10.425    11.246          84
2008  .      11.145    10.776        19         11.206    10.851        236       11.246    10.901          74
2009  .      10.776    11.674        20         10.851    11.772        300       10.901    11.839          92
2010  .      11.674    12.056        17         11.772    12.176        282       11.839    12.257          76
---------    ------    ------        --         ------    ------        ---       ------    ------          --
American Funds Global Growth Fund
2004  .       N/A        N/A        N/A         10.000    11.269         31       10.083    11.276          37
2005  .      11.039    12.621         2         11.269    12.652        101       11.276    12.672          87
2006  .       N/A        N/A        N/A         12.652    14.994        107       12.672    15.033         106
2007  .      15.464    16.856         2         14.994    16.947        134       15.033    17.008          92
2008  .      16.856    10.204         2         16.947    10.275        136       17.008    10.323          82
2009  .      10.204    14.270         2         10.275    14.390        149       10.323    14.471          71
2010  .      14.270    15.669         2         14.390    15.825        127       14.471    15.930          51
---------    ------    ------       ---         ------    ------        ---       ------    ------         ---
American Funds Global Small Capitalization Fund
2001  .       8.240     7.056        41          8.295     7.114        432        N/A        N/A         N/A
2002  .       7.056     5.613        54          7.114     5.667        654        N/A        N/A         N/A
2003  .       5.613     8.468        23          5.667     8.562        357       11.531    14.139           8
2004  .       8.468    10.059        24          8.562    10.186        488       14.139    16.837          51
2005  .      10.059    12.390        23         10.186    12.566        624       16.837    20.791          82
2006  .      12.390    15.104        13         12.566    15.341        599       20.791    25.408          98
2007  .      15.104    18.022        12         15.341    18.333        715       25.408    30.394          91
2008  .      18.022     8.231        13         18.333     8.385        531       30.394    13.916          79
2009  .       8.231    13.046        13          8.385    13.311        426       13.916    22.112          56
2010  .      13.046    15.693        11         13.311    16.036        348       22.112    26.665          47
---------    ------    ------       ---         ------    ------        ---       ------    ------        ----
American Funds Growth Fund
2001  .       8.970     7.214       360          8.887     7.158      2,621        N/A        N/A         N/A
2002  .       7.214     5.355       752          7.158     5.322      4,726        N/A        N/A         N/A
2003  .       5.355     7.199       351          5.322     7.165      3,053       10.775    12.322         147
2004  .       7.199     7.958       366          7.165     7.933      4,032       12.322    13.655         485
2005  .       7.958     9.087       336          7.933     9.071      4,615       13.655    15.630         708
2006  .       9.087     9.841       302          9.071     9.839      4,359       15.630    16.971         801
2007  .       9.841    10.865       293          9.839    10.878      3,818       16.971    18.782         709
2008  .      10.865     5.982       236         10.878     5.998      3,334       18.782    10.367         571
2009  .       5.982     8.195       201          5.998     8.229      3,120       10.367    14.237         505
2010  .       8.195     9.557       158          8.229     9.612      2,765       14.237    16.646         430
---------    ------    ------       ---         ------    ------      -----       ------    ------        ----
American Funds Growth-Income Fund
2001  .      10.432    10.514       379         10.429    10.526      1,082        N/A        N/A         N/A
2002  .      10.514     8.436       727         10.526     8.459      2,824        N/A        N/A         N/A
2003  .       8.436    10.978       390          8.459    11.024      2,572       10.819    12.296         279
2004  .      10.978    11.906       393         11.024    11.975      3,427       12.296    13.370         915
2005  .      11.906    12.382       351         11.975    12.472      3,730       13.370    13.939       1,152
2006  .      12.382    14.017       301         12.472    14.140      3,591       13.939    15.819       1,191
2007  .      14.017    14.469       276         14.140    14.617      3,295       15.819    16.370         977
2008  .      14.469     8.836       178         14.617     8.940      2,714       16.370    10.022         879
2009  .       8.836    11.396       160          8.940    11.547      2,351       10.022    12.958         760
2010  .      11.396    12.478       132         11.547    12.663      2,116       12.958    14.223         636
---------    ------    ------       ---         ------    ------      -----       ------    ------       -----
American Funds International Fund
2001  .       7.825     6.160       232          7.865     6.200      1,003        N/A        N/A         N/A
2002  .       6.160     5.155       282          6.200     5.196      1,647        N/A        N/A         N/A
2003  .       5.155     6.831        98          5.196     6.896      1,142       10.931    13.203          25
2004  .       6.831     8.009       104          6.896     8.098      1,586       13.203    15.519         152
2005  .       8.009     9.563       115          8.098     9.683      1,845       15.519    18.576         186
2006  .       9.563    11.180       114          9.683    11.338      1,780       18.576    21.772         185
2007  .      11.180    13.186       107         11.338    13.392      1,711       21.772    25.742         191
2008  .      13.186     7.499        72         13.392     7.628      1,427       25.742    14.676         172
2009  .       7.499    10.543        67          7.628    10.740      1,176       14.676    20.685         127
2010  .      10.543    11.109        50         10.740    11.334      1,049       20.685    21.852         106
---------    ------    ------       ---         ------    ------      -----       ------    ------       -----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- ----------------------------------------
            Accumulation unit value                  Accumulation unit value
          ---------------------------   Number of   --------------------------   Number of
           Beginning       End of      accumulation  Beginning      End of      accumulation
           of period       period         units      of period      period         units
          ----------- --------------- ------------- ----------- -------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Blackrock Global Allocation VI
2009  .      10.542        11.555            5          N/A         N/A             N/A
2010  .      11.555        12.450            5         11.558       12.460           40
---------    ------        ------            -         ------       ------          ---
Delaware VIP (Reg. TM) Diversified Income Series
2004  .      10.011        10.858            2         10.197       10.862          184
2005  .      10.858        10.597           22         10.862       10.605           11
2006  .      10.597        11.190           28         10.605       11.204           13
2007  .      11.190        11.799           36         11.204       11.820           16
2008  .      11.799        11.015           45         11.820       11.041           26
2009  .      11.015        13.696           49         11.041       13.735           29
2010  .      13.696        14.503           60         13.735       14.551           26
---------    ------        ------           --         ------       ------          ---
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .       N/A          N/A             N/A          N/A         N/A             N/A
2005  .      25.710        32.081            4         23.491       29.327            2
2006  .      32.081        39.937            2         29.327       36.526            5
2007  .      39.937        54.303            3         36.526       49.690           37
2008  .      54.303        25.756            2         49.690       23.579           35
2009  .      25.756        44.922            1*        23.579       41.147           23
2010  .      44.922        52.130            1*        41.147       47.773           24
---------    ------        ------          ---         ------       ------          ---
Delaware VIP (Reg. TM) High Yield Series
2001  .      10.000        10.304(1)         1*        10.000        9.945(2)         2
2002  .      10.304        10.283           19          9.945        9.928           21
2003  .      10.283        12.982           50          9.928       12.541           30
2004  .      12.982        14.531          120         12.541       14.045           43
2005  .      14.531        14.742           93         14.045       14.256           26
2006  .      14.742        16.236           74         14.256       15.708           22
2007  .      16.236        16.345           58         15.708       15.821           19
2008  .      16.345        12.126           43         15.821       11.743           16
2009  .      12.126        17.695           39         11.743       17.145           21
2010  .      17.695        19.961           33         17.145       19.350           14
---------    ------        --------        ---         ------       --------        ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A          N/A             N/A          N/A         N/A             N/A
2006  .       9.992        10.150            2          9.934       10.158           23
2007  .      10.150        10.386            1*        10.158       10.399           23
2008  .      10.386        10.130           20         10.399       10.147           38
2009  .      10.130        11.196           21         10.147       11.220           50
2010  .      11.196        11.462           23         11.220       11.494           44
---------    ------        --------        ---         ------       --------        ---
Delaware VIP (Reg. TM) REIT Series
2001  .      10.000        10.698(1)         1*        10.000       10.380(2)         4
2002  .      10.698        10.961          101         10.380       10.641           20
2003  .      10.961        14.390          131         10.641       13.976           51
2004  .      14.390        18.518          111         13.976       17.994          110
2005  .      18.518        19.425           90         17.994       18.885           53
2006  .      19.425        25.233           69         18.885       24.544           57
2007  .      25.233        21.258           50         24.544       20.688           32
2008  .      21.258        13.505           35         20.688       13.149           24
2009  .      13.505        16.338           28         13.149       15.915           16
2010  .      16.338        20.306           25         15.915       19.791           15
---------    ------        --------        ---         ------       --------        ---
Delaware VIP (Reg. TM) Small Cap Value Series
2001  .      10.000         11.79(1)         2         10.000       10.979(2)         5
2002  .      11.790        10.911           35         10.979       10.165           55
2003  .      10.911        15.175           93         10.165       14.144           37
2004  .      15.175        18.049           26         14.144       16.831           48
2005  .      18.049        19.339           26         16.831       18.043           43
2006  .      19.339        22.000           29         18.043       20.537           44
2007  .      22.000        20.120           24         20.537       18.791           42
2008  .      20.120        13.812           19         18.791       12.906           34
2009  .      13.812        17.838           18         12.906       16.677           32
2010  .      17.838        23.101           16         16.677       21.607           28
---------    ------        --------        ---         ------       --------        ---



                     with Step-Up                        with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
Blackrock
Global
Allocatio
VI
2009  .      10.787    11.562         1*        10.307    11.573        87        10.309    11.580         16
2010  .      11.562    12.470        15         11.573    12.501       106        11.580    12.521         17
---------    ------    ------        --         ------    ------       ---        ------    ------         --
Delaware VIP (Reg. TM) Diversified Income Series
2004  .      10.253    10.865         5         10.000    10.875       153        10.043    10.881         51
2005  .      10.865    10.614        17         10.875    10.639       388        10.881    10.656        107
2006  .      10.614    11.219        11         10.639    11.263       430        10.656    11.292        109
2007  .      11.219    11.842        12         11.263    11.906       471        11.292    11.949        134
2008  .      11.842    11.066         6         11.906    11.143       490        11.949    11.194        109
2009  .      11.066    13.773        20         11.143    13.889       532        11.194    13.967        101
2010  .      13.773    14.599        19         13.889    14.744       511        13.967    14.842         75
---------    ------    ------        --         ------    ------       ---        ------    ------        ---
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .       N/A        N/A        N/A         14.430    19.378        21        10.103    13.576          1*
2005  .      19.280    24.082         2         19.378    24.241       135        13.576    17.000         45
2006  .      24.082    30.010         2         24.241    30.253       134        17.000    21.237         93
2007  .      30.010    40.845         2         30.253    41.238       178        21.237    28.977         75
2008  .      40.845    19.392         5         41.238    19.608       138        28.977    13.792         23
2009  .      19.392    33.857         5         19.608    34.285       107        13.792    24.140         28
2010  .      33.857    39.329         5         34.285    39.886        90        24.140    28.111         24
---------    ------    ------       ---         ------    ------       ---        ------    ------        ---
Delaware VIP (Reg. TM) High Yield Series
2001  .       8.953     8.413        89          8.961     8.432       303         N/A        N/A         N/A
2002  .       8.413     8.403       197          8.432     8.435       472         N/A        N/A         N/A
2003  .       8.403    10.619        95          8.435    10.676       453        10.265    11.078         39
2004  .      10.619    11.899        86         10.676    11.980       630        11.078    12.443        208
2005  .      11.899    12.083        88         11.980    12.184       610        12.443    12.668        223
2006  .      12.083    13.321        85         12.184    13.453       556        12.668    14.001        212
2007  .      13.321    13.424        76         13.453    13.576       504        14.001    14.144        127
2008  .      13.424     9.968        44         13.576    10.097       455        14.144    10.530        102
2009  .       9.968    14.561        37         10.097    14.771       354        10.530    15.419        102
2010  .      14.561    16.442        39         14.771    16.705       306        15.419    17.455         85
---------    ------    ------       ---         ------    ------       ---        ------    ------        ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          9.995     9.924         4         N/A        N/A         N/A
2006  .       N/A        N/A        N/A          9.924    10.190        29         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         10.190    10.452        27         N/A        N/A         N/A
2008  .      10.469    10.166        10         10.452    10.220        47        10.205    10.256         17
2009  .      10.166    11.247        16         10.220    11.323       340        10.256    11.375         13
2010  .      11.247    11.526        14         11.323    11.622       391        11.375    11.687         17
---------    ------    ------       ---         ------    ------       ---        ------    ------        ---
Delaware VIP (Reg. TM) REIT Series
2001  .      10.700    11.427        33         10.676    11.418       267         N/A        N/A         N/A
2002  .      11.427    11.720       123         11.418    11.729       629         N/A        N/A         N/A
2003  .      11.720    15.401        57         11.729    15.436       400        10.397    12.197         27
2004  .      15.401    19.839        56         15.436    19.913       500        12.197    15.751        107
2005  .      19.839    20.832        45         19.913    20.941       474        15.751    16.581        115
2006  .      20.832    27.088        40         20.941    27.270       448        16.581    21.613        103
2007  .      27.088    22.844        34         27.270    23.032       337        21.613    18.273         85
2008  .      22.844    14.526        20         23.032    14.668       297        18.273    11.649         79
2009  .      14.526    17.591        15         14.668    17.790       219        11.649    14.142         57
2010  .      17.591    21.886        13         17.790    22.166       194        14.142    17.639         51
---------    ------    ------       ---         ------    ------       ---        ------    ------        ---
Delaware VIP (Reg. TM) Small Cap Value Series
2001  .      11.836    12.989        67         11.772    12.938       330         N/A        N/A         N/A
2002  .      12.989    12.033       143         12.938    12.004       756         N/A        N/A         N/A
2003  .      12.033    16.751        54         12.004    16.735       437        10.841    13.168         12
2004  .      16.751    19.944        50         16.735    19.955       510        13.168    15.716         58
2005  .      19.944    21.390        47         19.955    21.435       570        15.716    16.899        103
2006  .      21.390    24.358        45         21.435    24.445       536        16.899    19.292        108
2007  .      24.358    22.299        41         24.445    22.412       361        19.292    17.705         95
2008  .      22.299    15.323        32         22.412    15.424       306        17.705    12.197         82
2009  .      15.323    19.810        26         15.424    19.970       234        12.197    15.808         74
2010  .      19.810    25.679        22         19.970    25.926       223        15.808    20.542         65
---------    ------    ------       ---         ------    ------       ---        ------    ------        ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Smid Cap Growth Series(9)
2001  .      10.000        12.782(1)         2         10.000        11.337(2)         2          7.758         6.445
2002  .      12.782        10.030           13         11.337         8.900           48          6.445         5.062
2003  .      10.030        13.272           28          8.900        11.783           46          5.062         6.706
2004  .      13.272        14.633           32         11.783        12.998           45          6.706         7.401
2005  .      14.633        15.172           20         12.998        13.483           21          7.401         7.681
2006  .      15.172        15.986           11         13.483        14.214           20          7.681         8.101
2007  .      15.986        17.334            7         14.214        15.420           19          8.101         8.793
2008  .      17.334         9.042            7         15.420         8.048           16          8.793         4.591
2009  .       9.042        13.703            4          8.048        12.202           17          4.591         6.965
2010  .      16.263        18.387            4         14.487        16.382           15          8.272         9.355
---------    ------        --------         --         ------        --------         --          -----         -----
Delaware VIP (Reg. TM) US Growth Series
2001  .      10.000        11.636(1)         1*        10.000        11.638(1)         1*        10.000        11.640(1)
2002  .      11.636         8.079            3         11.638         8.083            2         11.640         8.089
2003  .       8.079         9.784           19          8.083         9.794            7          8.089         9.806
2004  .       9.784         9.896           18          9.794         9.911           23          9.806         9.928
2005  .       9.896        11.114           10          9.911        11.137            8          9.928        11.161
2006  .      11.114        11.135            9         11.137        11.163            9         11.161        11.194
2007  .      11.135        12.284            3         11.163        12.321            6         11.194        12.360
2008  .      12.284         6.890            3         12.321         6.915            3         12.360         6.940
2009  .       6.890         9.669            3          6.915         9.708            2          6.940         9.749
2010  .       9.669        10.777            2          9.708        10.826            1*         9.749        10.877
---------    ------        --------         --         ------        --------         --         ------        --------
Delaware VIP (Reg. TM) Value Series
2001  .      10.000        11.091(1)         1*        10.000        10.314(2)         1*        11.553        10.894
2002  .      11.091         8.839           11         10.314         8.225           16         10.894         8.692
2003  .       8.839        11.115            8          8.225        10.348           30          8.692        10.942
2004  .      11.115        12.503            8         10.348        11.646           33         10.942        12.320
2005  .      12.503        12.985           10         11.646        12.101           30         12.320        12.808
2006  .      12.985        15.780           12         12.101        14.713           27         12.808        15.580
2007  .      15.780        15.027           12         14.713        14.018           21         15.580        14.851
2008  .      15.027         9.799            8         14.018         9.146            9         14.851         9.694
2009  .       9.799        11.318            8          9.146        10.568           15          9.694        11.208
2010  .      11.318        12.813            4         10.568        11.971           14         11.208        12.701
---------    ------        --------         --         ------        --------         --         ------        --------
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
DWS VIP Equity 500 Index
2001  .      10.000        11.273(1)         1*        10.000        10.485(2)         3          8.983         7.752
2002  .      11.273         8.596           15         10.485         7.999           24          7.752         5.917
2003  .       8.596        10.814           15          7.999        10.069           37          5.917         7.452
2004  .      10.814        11.741           16         10.069        10.937           40          7.452         8.099
2005  .      11.741        12.064           14         10.937        11.244           34          8.099         8.330
2006  .      12.064        13.681           14         11.244        12.758           46          8.330         9.456
2007  .      13.681        14.142           13         12.758        13.194           45          9.456         9.784
2008  .      14.142         8.725           15         13.194         8.144           37          9.784         6.043
2009  .       8.725        10.819           12          8.144        10.104           28          6.043         7.501
2010  .      10.819        12.183           11         10.104        11.383           28          7.501         8.454
---------    ------        --------        ---         ------        --------        ---         ------        --------
DWS VIP Small Cap Index
2001  .      10.000        12.108(1)         1*        10.000        12.111(1)         1*        10.000        12.112(1)
2002  .      12.108         9.440            7         12.111         9.445            1*        12.112         9.452
2003  .       9.440        13.569           11          9.445        13.584           45          9.452        13.600
2004  .      13.569        15.686           11         13.584        15.711           10         13.600        15.737
2005  .      15.686        16.054            9         15.711        16.089            3         15.737        16.123
2006  .      16.054        18.517            8         16.089        18.566            4         16.123        18.614
2007  .      18.517        17.832            8         18.566        17.888            2         18.614        17.944
2008  .      17.832        11.531            3         17.888        11.573            2         17.944        11.616
2009  .      11.531        14.328            3         11.573        14.387            1*        11.616        14.447
2010  .      14.328        17.778            1*        14.387        17.861            1*        14.447        17.944
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Smid Cap Growth Series(9)
2001  .        168          7.763         6.459         1,353         N/A        N/A        N/A
2002  .        291          6.459         5.081         1,961         N/A        N/A        N/A
2003  .        108          5.081         6.740           764        10.831    12.550         6
2004  .        104          6.740         7.450           925        12.550    13.886        39
2005  .         71          7.450         7.744           641        13.886    14.447        56
2006  .         59          7.744         8.180           583        14.447    15.276        58
2007  .         55          8.180         8.892           505        15.276    16.623        54
2008  .         46          8.892         4.650           459        16.623     8.701        44
2009  .         43          4.650         7.065           381         8.701    13.233        34
2010  .         29          8.401         9.503           362        15.747    17.819        18
---------      ---          -----         -----         -----        ------    ------       ---
Delaware VIP (Reg. TM) US Growth Series
2001  .          1*        10.000        11.645(1)          1*        N/A        N/A        N/A
2002  .          6         11.645         8.106            39         N/A        N/A        N/A
2003  .          7          8.106         9.841            81        10.590    11.469         3
2004  .          6          9.841         9.978           183        11.469    11.640        37
2005  .          6          9.978        11.235           146        11.640    13.119        30
2006  .          3         11.235        11.284           137        13.119    13.190        29
2007  .          1*        11.284        12.479           127        13.190    14.601        26
2008  .          1*        12.479         7.017           109        14.601     8.219        15
2009  .          1*         7.017         9.872           149         8.219    11.574         8
2010  .          2          9.872        11.031            99        11.574    12.946         7
---------      ---         ------        --------       -----        ------    ------       ---
Delaware VIP (Reg. TM) Value Series
2001  .         35         11.519        10.879           140         N/A        N/A        N/A
2002  .         98         10.879         8.692           286         N/A        N/A        N/A
2003  .         45          8.692        10.959           190        10.831    12.049        21
2004  .         44         10.959        12.358           265        12.049    13.601        27
2005  .         45         12.358        12.866           317        13.601    14.175        71
2006  .         40         12.866        15.675           326        14.175    17.286        73
2007  .         32         15.675        14.964           317        17.286    16.519        61
2008  .         28         14.964         9.783           281        16.519    10.810        57
2009  .         28          9.783        11.327           253        10.810    12.529        63
2010  .         18         11.327        12.855           238        12.529    14.234        27
---------      ---         ------        --------       -----        ------    ------       ---
DWS VIP
Alternati
Asset
Allocatio
Plus
2009  .        N/A         11.092        11.491             5         N/A        N/A        N/A
2010  .        N/A         11.491        12.683            10         N/A        N/A        N/A
---------      ---         ------        --------       -----        ------    ------       ---
DWS VIP Equity 500 Index
2001  .        140          8.931         7.719           453         N/A        N/A        N/A
2002  .        259          7.719         5.901           725         N/A        N/A        N/A
2003  .         65          5.901         7.442           357        10.661    12.063        30
2004  .         70          7.442         8.100           414        12.063    13.143        87
2005  .         60          8.100         8.344           423        13.143    13.552        75
2006  .         58          8.344         9.486           431        13.552    15.423        54
2007  .         55          9.486         9.830           381        15.423    15.998        48
2008  .         15          9.830         6.080           320        15.998     9.904        43
2009  .         14          6.080         7.558           287         9.904    12.325        43
2010  .         14          7.558         8.532           257        12.325    13.927        43
---------      ---         ------        --------       -----        ------    ------       ---
DWS VIP Small Cap Index
2001  .          1*        10.000        12.117(1)          4         N/A        N/A        N/A
2002  .         11         12.117         9.469            29         N/A        N/A        N/A
2003  .         13          9.469        13.646            51        10.734    13.564        14
2004  .         14         13.646        15.814            75        13.564    15.735        50
2005  .         14         15.814        16.226            87        15.735    16.161        78
2006  .         14         16.226        18.762            87        16.161    18.705        33
2007  .         13         18.762        18.113            64        18.705    18.077        27
2008  .          1*        18.113        11.743            56        18.077    11.731        25
2009  .          1*        11.743        14.627            50        11.731    14.627        20
2010  .          1*        14.627        18.195            41        14.627    18.213        19
---------      ---         ------        --------       -----        ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2001  .      10.000        10.932(1)         1*        10.000        10.935(1)         1*        10.000        10.936(1)
2002  .      10.932         9.699           10         10.935         9.708            8         10.936         9.715
2003  .       9.699        12.206           20          9.708        12.224           24          9.715        12.239
2004  .      12.206        13.799           31         12.224        13.826           37         12.239        13.849
2005  .      13.799        15.803           30         13.826        15.841           53         13.849        15.876
2006  .      15.803        17.287           37         15.841        17.337           57         15.876        17.384
2007  .      17.287        19.906           38         17.337        19.974           55         17.384        20.038
2008  .      19.906        11.199           33         19.974        11.242           36         20.038        11.284
2009  .      11.199        14.892           31         11.242        14.958           47         11.284        15.022
2010  .      14.892        17.094           28         14.958        17.178           56         15.022        17.259
---------    ------        --------         --         ------        --------         --         ------        --------
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2001  .      10.000        11.092(1)         1*        10.000        10.286(2)        13         10.857        10.111
2002  .      11.092         9.020           32         10.286         8.370           33         10.111         8.231
2003  .       9.020        11.514           42          8.370        10.689           52          8.231        10.517
2004  .      11.514        12.573           45         10.689        11.678           54         10.517        11.496
2005  .      12.573        13.030           33         11.678        12.108           45         11.496        11.926
2006  .      13.030        15.340           30         12.108        14.263           40         11.926        14.054
2007  .      15.340        15.251           28         14.263        14.186           35         14.054        13.986
2008  .      15.251         8.561           16         14.186         7.968           22         13.986         7.859
2009  .       8.561        10.916           13          7.968        10.164           18          7.859        10.031
2010  .      10.916        12.314           10         10.164        11.472           11         10.031        11.327
---------    ------        --------         --         ------        --------         --         ------        --------
Fidelity (Reg. TM) VIP Growth Portfolio
2001  .      10.000        11.765(1)         1*        10.000        10.689(2)         5          8.356         6.744
2002  .      11.765         8.050            7         10.689         7.317           34          6.744         4.619
2003  .       8.050        10.475           19          7.317         9.526           15          4.619         6.016
2004  .      10.475        10.604           16          9.526         9.648           29          6.016         6.096
2005  .      10.604        10.982           14          9.648         9.997           27          6.096         6.320
2006  .      10.982        11.489           13          9.997        10.464           22          6.320         6.619
2007  .      11.489        14.286           12         10.464        13.017           21          6.619         8.238
2008  .      14.286         7.389           11         13.017         6.736           21          8.238         4.265
2009  .       7.389         9.282           10          6.736         8.467           16          4.265         5.363
2010  .       9.282        11.286            9          8.467        10.300            5          5.363         6.528
---------    ------        --------         --         ------        --------         --         ------        --------
Fidelity (Reg. TM) VIP Mid Cap
2005  .       N/A          N/A             N/A         10.095        11.554            4          N/A          N/A
2006  .      12.132        12.746            9         11.554        12.756            6         12.136        12.767
2007  .      12.746        14.431            9         12.756        14.450            7         12.767        14.470
2008  .      14.431         8.556           13         14.450         8.571            9         14.470         8.587
2009  .       8.556        11.738           15          8.571        11.764            9          8.587        11.793
2010  .      11.738        14.815           14         11.764        14.856            9         11.793        14.899
---------    ------        --------        ---         ------        --------         --         ------        --------
Fidelity (Reg. TM) VIP Overseas Portfolio
2001  .      10.000        10.895(1)         1*        10.000        10.897(1)         1*         8.597         6.660
2002  .      10.895         8.507            4         10.897         8.513            1*         6.660         5.206
2003  .       8.507        11.945           11          8.513        11.960            6          5.206         7.317
2004  .      11.945        13.288           12         11.960        13.311           29          7.317         8.147
2005  .      13.288        15.494           12         13.311        15.529           17          8.147         9.510
2006  .      15.494        17.913            8         15.529        17.962           18          9.510        11.005
2007  .      17.913        20.584            3         17.962        20.650           18         11.005        12.659
2008  .      20.584        11.324            5         20.650        11.366           21         12.659         6.971
2009  .      11.324        14.031            5         11.366        14.090           18          6.971         8.646
2010  .      14.031        15.541            4         14.090        15.614            7          8.646         9.586
---------    ------        --------        ---         ------        --------         --         ------        --------
FTVIPT Franklin Income Securities
2006  .      10.398        11.208            2          N/A          N/A             N/A          N/A          N/A
2007  .      11.208        11.416           13         11.273        11.425           23         11.312        11.435
2008  .      11.416         7.883           12         11.425         7.894           52         11.435         7.904
2009  .       7.883        10.494           13          7.894        10.512           22          7.904        10.531
2010  .      10.494        11.607           16         10.512        11.634           26         10.531        11.660
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2001  .          1*        10.000        10.940(1)        13          N/A        N/A        N/A
2002  .         11         10.940         9.732           98          N/A        N/A        N/A
2003  .         64          9.732        12.278          251         10.775    12.260        46
2004  .         63         12.278        13.915          377         12.260    13.909       135
2005  .         59         13.915        15.975          590         13.909    15.985       216
2006  .         59         15.975        17.519          674         15.985    17.547       222
2007  .         51         17.519        20.224          621         17.547    20.277       225
2008  .         37         20.224        11.406          592         20.277    11.447       206
2009  .         31         11.406        15.206          588         11.447    15.276       167
2010  .         28         15.206        17.498          507         15.276    17.596       153
---------       --         ------        --------        ---         ------    ------       ---
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2001  .         96         10.862        10.131          214          N/A        N/A        N/A
2002  .        181         10.131         8.260          467          N/A        N/A        N/A
2003  .        116          8.260        10.570          269         10.737    12.403        48
2004  .        117         10.570        11.571          342         12.403    13.591       114
2005  .        110         11.571        12.022          383         13.591    14.135       115
2006  .        108         12.022        14.188          340         14.135    16.699       104
2007  .         86         14.188        14.141          300         16.699    16.660        90
2008  .         36         14.141         7.958          271         16.660     9.385        71
2009  .         32          7.958        10.172          208          9.385    12.009        65
2010  .         22         10.172        11.504          184         12.009    13.595        59
---------      ---         ------        --------        ---         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2001  .        154          8.362         6.759          917          N/A        N/A        N/A
2002  .        154          6.759         4.636          714          N/A        N/A        N/A
2003  .         34          4.636         6.047          155         10.623    12.293         5
2004  .         35          6.047         6.137          181         12.293    12.488        11
2005  .         34          6.137         6.372          215         12.488    12.979        43
2006  .         35          6.372         6.683          209         12.979    13.626        41
2007  .         28          6.683         8.330          238         13.626    17.002        35
2008  .         26          8.330         4.320          197         17.002     8.825        32
2009  .         26          4.320         5.440          159          8.825    11.125        32
2010  .         17          5.440         6.631          157         11.125    13.574        34
---------      ---         ------        --------        ---         ------    ------       ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .        N/A         10.000        11.568          218         10.097    11.574        15
2006  .          1*        11.568        12.796          222         11.574    12.816        29
2007  .          2         12.796        14.524          233         12.816    14.562        60
2008  .          2         14.524         8.632          237         14.562     8.663        50
2009  .          3          8.632        11.872          205          8.663    11.927        27
2010  .          8         11.872        15.022          176         11.927    15.106        26
---------      ---         ------        --------        ---         ------    ------       ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2001  .         16          8.603         6.675          404          N/A        N/A        N/A
2002  .         34          6.675         5.225          474          N/A        N/A        N/A
2003  .         23          5.225         7.355          156         11.227    14.193         8
2004  .         26          7.355         8.202          308         14.193    15.844        49
2005  .         35          8.202         9.588          286         15.844    18.539        79
2006  .         35          9.588        11.113          294         18.539    21.509        77
2007  .         34         11.113        12.801          291         21.509    24.802        59
2008  .          8         12.801         7.060          247         24.802    13.692        57
2009  .          7          7.060         8.770          225         13.692    17.025        50
2010  .          5          8.770         9.738          207         17.025    18.923        47
---------      ---         ------        --------        ---         ------    ------       ---
FTVIPT
Franklin
Income
Securitie
2006  .        N/A         10.417        11.225           39         10.188    11.232        16
2007  .          1*        11.225        11.462          119         11.232    11.481        38
2008  .          1*        11.462         7.935          172         11.481     7.956       120
2009  .          4          7.935        10.589          138          7.956    10.627       129
2010  .         15         10.589        11.741          115         10.627    11.795       110
---------      ---         ------        --------        ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001  .      10.000        12.289(1)         1*        10.000        12.291(1)         1*         8.038         6.694
2002  .      12.289         8.603           26         12.291         8.611           10          6.694         4.691
2003  .       8.603        11.591           22          8.611        11.607           45          4.691         6.327
2004  .      11.591        12.684           10         11.607        12.708           25          6.327         6.930
2005  .      12.684        13.048            8         12.708        13.079           23          6.930         7.136
2006  .      13.048        13.922            9         13.079        13.962           19          7.136         7.622
2007  .      13.922        15.203            7         13.962        15.255           10          7.622         8.331
2008  .      15.203         8.582            4         15.255         8.616            6          8.331         4.708
2009  .       8.582        12.096            7          8.616        12.149            5          4.708         6.642
2010  .      12.096        15.155            9         12.149        15.229            4          6.642         8.330
---------    ------        --------         --         ------        --------         --          -----         -----
FTVIPT Mutual Shares Securities
2006  .      10.183        11.253            2          N/A          N/A             N/A          N/A          N/A
2007  .      11.253        11.430            8         12.346        11.440            1*        11.445        11.450
2008  .      11.430         7.057            9         11.440         7.066           32          N/A          N/A
2009  .       7.057         8.732            6          7.066         8.748            9          N/A          N/A
2010  .       8.732         9.531            9          8.748         9.554            9          8.764         9.576
---------    ------        --------         --         ------        --------        ---         ------        ------
FTVIPT Templeton Global Bond Securities
2005  .       N/A          N/A             N/A          N/A          N/A             N/A          9.978         9.867
2006  .      10.485        10.917            9          N/A          N/A             N/A          9.867        10.934
2007  .      10.917        11.896           14         10.808        11.912           23         10.934        11.927
2008  .      11.896        12.403           15         11.912        12.425           79         11.927        12.447
2009  .      12.403        14.451           21         12.425        14.484           76         12.447        14.517
2010  .      14.451        16.236           26         14.484        16.281           75         14.517        16.326
---------    ------        --------        ---         ------        --------        ---         ------        ------
FTVIPT Templeton Growth Securities Fund
2001  .      10.000        11.165(1)         1*        10.000        10.388(2)         1*        10.200         9.891
2002  .      11.165         8.932            3         10.388         8.316           11          9.891         7.922
2003  .       8.932        11.586           10          8.316        10.793           11          7.922        10.287
2004  .      11.586        13.197           13         10.793        12.299           17         10.287        11.728
2005  .      13.197        14.103           14         12.299        13.151           16         11.728        12.547
2006  .      14.103        16.864           13         13.151        15.733           21         12.547        15.018
2007  .      16.864        16.944            9         15.733        15.815           20         15.018        15.104
2008  .      16.944         9.593            8         15.815         8.959           12         15.104         8.560
2009  .       9.593        12.346            4          8.959        11.536           11          8.560        11.028
2010  .      12.346        13.016            3         11.536        12.168           10         11.028        11.638
---------    ------        --------        ---         ------        --------        ---         ------        ------
Invesco V.I. Capital Appreciation
2006  .      11.477        11.283            6          N/A          N/A             N/A         12.040        11.844
2007  .      11.283        12.376            6          N/A          N/A             N/A         11.844        13.004
2008  .      12.376         6.970            5          N/A          N/A             N/A         13.004         7.331
2009  .       6.970         8.260            5          N/A          N/A             N/A          7.331         8.697
2010  .       8.260         9.342            5          N/A          N/A             N/A          8.697         9.845
---------    ------        --------        ---         ------        --------        ---         ------        ------
Invesco V.I. Core Equity
2006  .      10.626        11.438            5         10.651        11.469           11         11.179        12.041
2007  .      11.438        12.113            2         11.469        12.152            5         12.041        12.765
2008  .      12.113         8.285            1*        12.152         8.316            5         12.765         8.740
2009  .       8.285        10.409            1*         8.316        10.453            4          8.740        10.991
2010  .      10.409        11.163            1*        10.453        11.216            4         10.991        11.800
---------    ------        --------        ---         ------        --------        ---         ------        ------
Invesco V.I. International Growth Fund
2001  .      10.000        10.610(1)         1*        10.000        10.611(1)         1*        10.000        11.228(3)
2002  .      10.610         8.757            6         10.611         8.765           10         11.228         9.280
2003  .       8.757        11.056            9          8.765        11.071           14          9.280        11.727
2004  .      11.056        13.426            9         11.071        13.451           18         11.727        14.255
2005  .      13.426        15.513           10         13.451        15.550           15         14.255        16.488
2006  .      15.513        19.474           13         15.550        19.531           15         16.488        20.719
2007  .      19.474        21.879           14         19.531        21.954           11         20.719        23.301
2008  .      21.879        12.769            9         21.954        12.819           10         23.301        13.613
2009  .      12.769        16.912            9         12.819        16.986           10         13.613        18.047
2010  .      16.912        18.695            6         16.986        18.787           10         18.047        19.969
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001  .         92          8.043         6.709           908         N/A        N/A        N/A
2002  .        103          6.709         4.708         1,223         N/A        N/A        N/A
2003  .         30          4.708         6.359           412        10.739    12.955        13
2004  .         28          6.359         6.977           426        12.955    14.227        49
2005  .         40          6.977         7.195           445        14.227    14.686        59
2006  .         41          7.195         7.696           429        14.686    15.725        64
2007  .         40          7.696         8.425           332        15.725    17.232        46
2008  .         18          8.425         4.768           257        17.232     9.761        42
2009  .         16          4.768         6.737           233         9.761    13.806        35
2010  .         12          6.737         8.461           208        13.806    17.358        25
---------      ---          -----         -----         -----        ------    ------       ---
FTVIPT
Mutual
Shares
Securitie
2006  .        N/A         10.220        11.270            30        10.726    11.277         3
2007  .          1*        11.270        11.477            96        11.277    11.495        17
2008  .        N/A         11.477         7.104            82        11.495     7.122        13
2009  .        N/A          7.104         8.812            50         7.122     8.843        19
2010  .          1*         8.812         9.643            62         8.843     9.687        22
---------      ---         ------        ------         -----        ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .          4         10.000         9.876            16        10.051     9.881         6
2006  .          9          9.876        10.960            97         9.881    10.977        18
2007  .          8         10.960        11.973           191        10.977    12.004        66
2008  .         23         11.973        12.514           216        12.004    12.559       146
2009  .         30         12.514        14.616           213        12.559    14.684       136
2010  .         30         14.616        16.463           252        14.684    16.555       122
---------      ---         ------        ------         -----        ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2001  .          8         10.206         9.913            60         N/A        N/A        N/A
2002  .         24          9.913         7.952           213         N/A        N/A        N/A
2003  .         17          7.952        10.340           180        10.629    12.693         8
2004  .         16         10.340        11.807           193        12.693    14.508        97
2005  .         24         11.807        12.649           269        14.508    15.559       138
2006  .         29         12.649        15.163           285        15.559    18.670       189
2007  .         26         15.163        15.273           250        18.670    18.824       112
2008  .         11         15.273         8.669           201        18.824    10.695        54
2009  .          8          8.669        11.185           146        10.695    13.813        42
2010  .          6         11.185        11.821           137        13.813    14.613        23
---------      ---         ------        ------         -----        ------    ------       ---
Invesco V.I. Capital Appreciation
2006  .         22         11.609        11.432            44        14.607    14.394         3
2007  .         22         11.432        12.571            39        14.394    15.844         3
2008  .         21         12.571         7.098            33        15.844     8.955         3
2009  .         20          7.098         8.432            27         8.955    10.649         1*
2010  .         10          8.432         9.560            27        10.649    12.085         1*
---------      ---         ------        ------         -----        ------    ------       ---
Invesco V.I. Core Equity
2006  .          3         10.750        11.591            83        13.312    14.364         4
2007  .          3         11.591        12.306            62        14.364    15.265         4
2008  .          3         12.306         8.438            58        15.265    10.478         3
2009  .          2          8.438        10.628            48        10.478    13.210         3
2010  .          2         10.628        11.427            39        13.210    14.217         3
---------      ---         ------        ------         -----        ------    ------       ---
Invesco V.I. International Growth Fund
2001  .          1*        10.000        10.615(1)          1*        N/A        N/A        N/A
2002  .          1*        10.615         8.785            29         N/A        N/A        N/A
2003  .          1*         8.785        11.117            63         N/A        N/A        N/A
2004  .          2         11.117        13.535            64        12.481    15.209         2
2005  .          2         13.535        15.678            50        15.209    17.635         2
2006  .          2         15.678        19.731            61        17.635    22.216         2
2007  .          1*        19.731        22.223            56        22.216    25.048         1*
2008  .          1*        22.223        13.002            49        25.048    14.670         1*
2009  .          1*        13.002        17.263            34        14.670    19.497         1*
2010  .          1*        17.263        19.132            25        19.497    21.628         1*
---------      ---         ------        --------       -----        ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Balanced Portfolio
2001  .      10.000        10.655(1)         1*        10.000        10.659(1)         1*        10.000        10.659(1)
2002  .      10.655         9.761           23         10.659         9.770            1*        10.659         9.775
2003  .       9.761        10.897           43          9.770        10.913           24          9.775        10.924
2004  .      10.897        11.584           49         10.913        11.607           24         10.924        11.625
2005  .      11.584        12.243           47         11.607        12.273           22         11.625        12.298
2006  .      12.243        13.270           37         12.273        13.310            8         12.298        13.343
2007  .      13.270        14.367           31         13.310        14.417            7         13.343        14.461
2008  .      14.367        11.839           18         14.417        11.886            7         14.461        11.928
2009  .      11.839        14.595           12         11.886        14.660            8         11.928        14.719
2010  .      14.595        15.491           10         14.660        15.568            8         14.719        15.639
---------    ------        --------         --         ------        --------         --         ------        --------
Janus Aspen Enterprise Portfolio
2001  .      10.000        11.379(1)         1*        10.000        11.381(1)         1*        10.000        11.384(1)
2002  .      11.379         8.029          N/A         11.381         8.032            1*        11.384         8.038
2003  .       N/A          N/A             N/A          8.032        10.632            9          8.038        10.644
2004  .       N/A          N/A             N/A         10.632        12.580           15         10.644        12.601
2005  .      13.632        13.815            1*        12.580        13.842           16         12.601        13.871
2006  .      13.815        15.367            1*        13.842        15.404           16         13.871        15.444
2007  .      15.367        18.364            1*        15.404        18.418           13         15.444        18.476
2008  .      18.364        10.121            1*        18.418        10.156            4         18.476        10.193
2009  .      10.121        14.351            2         10.156        14.408            3         10.193        14.467
2010  .      14.351        17.684            1*        14.408        17.762            3         14.467        17.845
---------    ------        --------        ---         ------        --------         --         ------        --------
Janus Aspen Worldwide
2001  .      10.000        11.505(1)         1*        10.000        11.507(1)         1*        10.000        11.509(1)
2002  .      11.505         8.389            3         11.507         8.395           20         11.509         8.401
2003  .       8.389        10.185            5          8.395        10.198           25          8.401        10.211
2004  .      10.185        10.451            5         10.198        10.470           22         10.211        10.488
2005  .      10.451        10.831            5         10.470        10.855           19         10.488        10.880
2006  .      10.831        12.539            4         10.855        12.574           13         10.880        12.608
2007  .      12.539        13.462            1*        12.574        13.506            9         12.608        13.550
2008  .      13.462         7.294            1*        13.506         7.321            5         13.550         7.348
2009  .       7.294         9.838            2          7.321         9.880            5          7.348         9.922
2010  .       9.838        11.157            2          9.880        11.210            2          9.922        11.263
---------    ------        --------        ---         ------        --------         --         ------        --------
LVIP Baron Growth Opportunities(7)
2006  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2007  .       N/A          N/A             N/A         10.789        10.774            5          N/A          N/A
2008  .       N/A          N/A             N/A         10.774         6.440            5          N/A          N/A
2009  .       6.077         8.733            1*         6.440         8.749            4          7.855         8.765
2010  .       8.733        10.835            1*         8.749        10.861            4          8.765        10.886
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP BlackRock Inflation Protected Bond
2010  .       N/A          N/A             N/A          N/A          N/A             N/A         10.210        10.090
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Capital Growth
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Cohen & Steers Global Real Estate
2007  .       8.840         8.208            1*         9.518         8.211            2          N/A          N/A
2008  .       8.208         4.659            1*         8.211         4.663            1*         N/A          N/A
2009  .       4.659         6.288            2          4.663         6.297            2          6.066         6.305
2010  .       6.288         7.264            2          6.297         7.277            2          6.305         7.290
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Columbia Value Opportunities
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Balanced Portfolio
2001  .          1*        10.000        10.662(1)         8          N/A        N/A        N/A
2002  .         21         10.662         9.793          271          N/A        N/A        N/A
2003  .         34          9.793        10.960          391         10.226    10.850        13
2004  .         31         10.960        11.680          423         10.850    11.575        80
2005  .         30         11.680        12.375          288         11.575    12.276        79
2006  .         23         12.375        13.447          186         12.276    13.353        82
2007  .         28         13.447        14.595          163         13.353    14.507        14
2008  .         25         14.595        12.057          133         14.507    11.996         8
2009  .         28         12.057        14.901          134         11.996    14.840        13
2010  .         16         14.901        15.855          119         14.840    15.807        12
---------       --         ------        --------        ---         ------    ------       ---
Janus Aspen Enterprise Portfolio
2001  .          1*        10.000        11.387(1)         1*         N/A        N/A        N/A
2002  .          1*        11.387         8.052            5          N/A        N/A        N/A
2003  .          1*         8.052        10.680           30         10.869    12.405         4
2004  .          1*        10.680        12.662           72         12.405    14.723        40
2005  .          1*        12.662        13.960           70         14.723    16.248        33
2006  .          1*        13.960        15.566           62         16.248    18.136        23
2007  .          2         15.566        18.650           68         18.136    21.750        21
2008  .          8         18.650        10.304           45         21.750    12.029        25
2009  .          7         10.304        14.647           43         12.029    17.116        20
2010  .          6         14.647        18.094           29         17.116    21.165        19
---------       --         ------        --------        ---         ------    ------       ---
Janus Aspen Worldwide
2001  .          1*        10.000        11.513(1)         3          N/A        N/A        N/A
2002  .          3         11.513         8.417           49          N/A        N/A        N/A
2003  .          8          8.417        10.245           84         10.906    12.213         1*
2004  .          6         10.245        10.539           71         12.213    12.576         1*
2005  .          4         10.539        10.949           58         12.576    13.078         1*
2006  .          3         10.949        12.708           55         13.078    15.195         1*
2007  .          3         12.708        13.677           46         15.195    16.370         8
2008  .          2         13.677         7.429           40         16.370     8.900         1*
2009  .          2          7.429        10.046           34          8.900    12.047         1*
2010  .          2         10.046        11.420           27         12.047    13.710         1*
---------       --         ------        --------        ---         ------    ------       ---
LVIP
Baron
Growth
Opportuni
2006  .        N/A         10.782        10.619            3          9.383    10.626         1*
2007  .        N/A         10.619        10.808           37         10.626    10.826        28
2008  .        N/A         10.808         6.474           51         10.826     6.491        20
2009  .          1*         6.474         8.813           65          6.491     8.845        16
2010  .          1*         8.813        10.961           52          8.845    11.012        11
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
BlackRock
Inflation
Protected
Bond
2010  .          6          N/A          N/A             N/A          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Capital
Growth
2007  .        N/A         11.123        10.704            1*         N/A        N/A        N/A
2008  .        N/A         10.704         6.138            2          N/A        N/A        N/A
2009  .        N/A          6.138         8.126            2          N/A        N/A        N/A
2010  .        N/A          8.126         9.490           11          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Cohen &
Steers
Global
Real
Estate
2007  .        N/A          9.557         8.221           43          N/A        N/A        N/A
2008  .        N/A          8.221         4.678           68          7.535     4.686         2
2009  .          1*         4.678         6.330           58          4.686     6.346        19
2010  .          1*         6.330         7.329           59          6.346     7.356        18
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Columbia
Value
Opportuni
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          8.598         6.067           38          N/A        N/A        N/A
2009  .        N/A          6.067         7.424            9          N/A        N/A        N/A
2010  .        N/A          7.424         9.093            9          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2001  .      10.000        10.114(1)         1*        10.000        10.095(2)        29         10.603        11.372
2002  .      10.114        10.937          453         10.095        10.922          131         11.372        12.310
2003  .      10.937        11.519          233         10.922        11.508          161         12.310        12.978
2004  .      11.519        11.907          287         11.508        11.902          303         12.978        13.429
2005  .      11.907        11.997          260         11.902        11.999          199         13.429        13.544
2006  .      11.997        12.333          192         11.999        12.340          182         13.544        13.936
2007  .      12.333        12.766          140         12.340        12.780          173         13.936        14.440
2008  .      12.766        12.165          148         12.780        12.185          155         14.440        13.775
2009  .      12.165        14.200          130         12.185        14.229          160         13.775        16.094
2010  .      14.200        15.123          118         14.229        15.162          146         16.094        17.158
---------    ------        --------        ---         ------        --------        ---         ------        ------
LVIP Delaware Diversified Floating Rate
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        ------
LVIP Delaware Foundation Aggressive Allocation(8)
2001  .      10.000        10.963(1)         1*        10.000        10.965(1)         1*        10.000        11.378(3)
2002  .      10.963         9.469            3         10.965         9.475          N/A         11.378         9.838
2003  .       9.469        11.192            8         10.744        11.205          N/A          9.838        11.640
2004  .      11.192        12.474           47         11.205        12.499            2         11.640        12.987
2005  .      12.474        13.079           36         12.499        13.111           31         12.987        13.630
2006  .      13.079        14.702           35         13.111        14.745            3         13.630        15.337
2007  .      14.702        15.352           34         14.745        15.405            2         15.337        16.032
2008  .      15.352        10.064           34         15.405        10.104            1*        16.032        10.519
2009  .      10.064        13.040           28          N/A          N/A             N/A         10.519        13.644
2010  .      13.040        14.399           27          N/A          N/A             N/A         13.644        15.081
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Delaware Growth and Income
2005  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A         10.910        11.409
2007  .      11.334        11.836            7          N/A          N/A             N/A          N/A          N/A
2008  .      11.836         7.437            6          N/A          N/A             N/A          N/A          N/A
2009  .       7.437         9.070            5          N/A          N/A             N/A          8.901         9.111
2010  .       9.070        10.021            5          N/A          N/A             N/A          9.111        10.076
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Delaware Social Awareness
2001  .      10.000        11.505            1*        10.000        11.508            1*        10.000        12.103
2002  .      11.505         8.792            3         11.508         8.800          N/A         12.103         9.260
2003  .       8.792        11.381           21          9.482        11.398           18          N/A          N/A
2004  .      12.290        13.645           49         11.398        12.616           62         11.999        13.289
2005  .      12.592        13.848           23         12.616        13.882           43         13.289        14.629
2006  .      13.848        15.267           16         13.882        15.312           37         14.629        16.145
2007  .      15.267        15.432            4         15.312        15.485           44         16.145        16.335
2008  .      15.432         9.936            3         15.485         9.975           19         16.335        10.528
2009  .       9.936        12.680            3          9.975        12.736           11         10.528        13.449
2010  .      12.680        13.888            3         12.736        13.957            5         13.449        14.745
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Delaware Special Opportunities
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .       7.220         9.227            2          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Global Income
2009  .       N/A          N/A             N/A         10.765        10.661            5          N/A          N/A
2010  .       N/A          N/A             N/A         10.661        11.457            5          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Growth Fund(5)
2005  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2006  .       N/A          N/A             N/A         11.205        11.244            2         11.315        11.253
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Growth Opportunities(6)
2005  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2001  .        292         10.609        11.396         1,399         N/A        N/A        N/A
2002  .        565         11.396        12.355         3,185         N/A        N/A        N/A
2003  .        289         12.355        13.044         1,635        10.117    10.036       204
2004  .        268         13.044        13.517         2,128        10.036    10.411       556
2005  .        250         13.517        13.654         2,294        10.411    10.527       698
2006  .        204         13.654        14.071         2,223        10.527    10.859       712
2007  .        193         14.071        14.601         1,860        10.859    11.280       633
2008  .        122         14.601        13.949         1,670        11.280    10.787       452
2009  .        111         13.949        16.323         1,447        10.787    12.635       381
2010  .         92         16.323        17.427         1,312        12.635    13.503       340
---------      ---         ------        ------         -----        ------    ------       ---
LVIP
Delaware
Diversifi
Floating
Rate
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------      ---         ------        ------         -----        ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(8)
2001  .          1*        10.000        10.970(1)          1*        N/A        N/A        N/A
2002  .          6         10.970         9.500            11         N/A        N/A        N/A
2003  .         10          9.500        11.257            53        10.625    11.371         6
2004  .         10         11.257        12.578            95        11.371    12.719        12
2005  .         19         12.578        13.221           101        12.719    13.382        65
2006  .         16         13.221        14.898           352        13.382    15.095       142
2007  .         14         14.898        15.596           276        15.095    15.818        54
2008  .         13         15.596        10.249           144        15.818    10.405        59
2009  .         12         10.249        13.314            76        10.405    13.530        52
2010  .         11         13.314        14.738            59        13.530    14.992        52
---------      ---         ------        --------       -----        ------    ------       ---
LVIP Delaware Growth and Income
2005  .        N/A          9.923        10.367             1*       10.441    10.373         2
2006  .          2         10.367        11.435             6        10.373    11.453         1*
2007  .        N/A         11.435        11.912            17        11.453    11.943         7
2008  .        N/A         11.912         7.503            20        11.943     7.530         9
2009  .          1*         7.503         9.174             9         7.530     9.216         7
2010  .          1*         9.174        10.161            20         N/A        N/A        N/A
---------      ---         ------        --------       -----        ------    ------       ---
LVIP Delaware Social Awareness
2001  .          1*        10.000        11.513             1*        N/A        N/A        N/A
2002  .        N/A         11.513         8.822            13         N/A        N/A        N/A
2003  .        N/A          8.882        11.449            77        10.901    12.290        15
2004  .          1*        11.449        12.698           206        12.290    13.645        49
2005  .          5         12.698        14.000           196        13.645    15.059        75
2006  .          5         14.000        15.473           194        15.059    16.661        74
2007  .          5         15.473        15.679           207        16.661    16.899        58
2008  .          2         15.679        10.120           169        16.899    10.919        41
2009  .          2         10.120        12.948           150        10.919    13.983        30
2010  .          2         12.948        14.217           139        13.983    15.369        29
---------      ---         ------        --------       -----        ------    ------       ---
LVIP
Delaware
Special
Opportuni
2007  .        N/A         10.067         9.142             7         N/A        N/A        N/A
2008  .        N/A          9.142         5.681            18         5.591     5.690         2
2009  .        N/A          5.681         7.268            13         N/A        N/A        N/A
2010  .        N/A          7.268         9.311            42         7.287     9.345         4
---------      ---         ------        --------       -----        ------    ------       ---
LVIP
Global
Income
2009  .        N/A         10.109        10.673            43        10.413    10.682         2
2010  .        N/A         10.673        11.492            51        10.682    11.514         1*
---------      ---         ------        --------       -----        ------    ------       ---
LVIP Growth Fund(5)
2005  .        N/A         10.326        10.822             2        10.273    10.827         1*
2006  .          1*        10.822        11.280             4        10.827    11.297         1*
---------      ---         ------        --------       -----        ------    ------       ---
LVIP Growth Opportunities(6)
2005  .        N/A         10.271        11.443             1*       10.857    11.449         1*
2006  .        N/A         11.443        12.375             5        11.449    12.395         9
---------      ---         ------        --------       -----        ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Janus Capital Appreciation
2001  .      10.000        11.617(1)         1*        10.000        11.618(1)         1*        10.000        11.619(1)
2002  .      11.617         8.325          N/A         11.618         8.331          N/A         11.619         8.337
2003  .       8.818        10.847            1*         N/A          N/A             N/A          8.337        10.852
2004  .      10.847        11.211            1*        10.073        11.224            1*        10.852        11.227
2005  .      11.211        11.468            2         11.224        11.487            3         11.227        11.496
2006  .      11.468        12.347            1*        11.487        12.373            3         11.496        12.389
2007  .      12.347        14.595            1*        12.373        14.634            7         12.389        14.660
2008  .      14.595         8.479            3         14.634         8.506            8         14.660         8.525
2009  .       8.479        11.530            3          8.506        11.572            3          8.525        11.604
2010  .      11.530        12.603            3         11.572        12.656            1*        11.604        12.697
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP JPMorgan High Yield
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP MFS International Growth
2007  .      10.297        11.132            1*        11.360        11.135            1*         N/A          N/A
2008  .      11.132         5.566            1*        11.135         5.570            3         10.850         5.575
2009  .       N/A          N/A             N/A          5.570         7.413            2          5.575         7.423
2010  .       N/A          N/A             N/A          7.413         8.215            3          7.423         8.230
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP MFS Value
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       6.148         6.428            2          N/A          N/A             N/A          6.241         6.438
2009  .       6.428         7.614            6          N/A          N/A             N/A          6.438         7.634
2010  .       7.614         8.320            5          7.624         8.335            1*         7.634         8.351
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Mid-Cap Value
2007  .       9.591         8.625            4         10.274         8.627            1*         N/A          N/A
2008  .       8.625         5.008            4          8.627         5.012            4          N/A          N/A
2009  .       N/A          N/A             N/A          5.012         6.994            1*         N/A          N/A
2010  .       N/A          N/A             N/A          6.994         8.490            1*         N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Mondrian International Value
2001  .      10.000        11.019(1)         1*        10.000        11.022(1)         1*        10.000        11.025(1)
2002  .      11.019         9.650            1*        11.022         9.657          N/A         11.025         9.665
2003  .       9.650        13.415           27          9.260        13.437            7          9.665        13.451
2004  .      13.415        15.927           26         13.437        15.961           37         13.451        15.985
2005  .      15.927        17.596           29         15.961        17.642           27         15.985        17.678
2006  .      17.596        22.457           27         17.642        22.527           25         17.678        22.583
2007  .      22.457        24.578           20         22.527        24.667           24         22.583        24.741
2008  .      24.578        15.283           15         24.667        15.346           16         24.741        15.400
2009  .      15.283        18.189           15         15.346        18.273           15         15.400        18.346
2010  .      18.189        18.295           14         18.273        18.389            9         18.346        18.472
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Money Market Fund
2001  .      10.000        10.018(1)        20         10.000        10.021(2)         4         10.207        10.433
2002  .      10.018         9.973           52         10.021         9.981           56         10.433        10.396
2003  .       9.973         9.856           26          9.981         9.870          172         10.396        10.285
2004  .       9.856         9.761           78          9.870         9.779          171         10.285        10.196
2005  .       9.761         9.849           46          9.779         9.873          896         10.196        10.298
2006  .       9.849        10.121           49          9.873        10.150          762         10.298        10.593
2007  .      10.121        10.429           36         10.150        10.464          194         10.593        10.927
2008  .      10.429        10.478          155         10.464        10.519          212         10.927        10.989
2009  .      10.478        10.317          109         10.519        10.362          189         10.989        10.831
2010  .      10.317        10.133           60         10.362        10.182          100         10.831        10.648
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP SSgA Bond Index
2008  .      10.150        10.446           13          9.962        10.448            3          N/A          N/A
2009  .      10.446        10.691           19         10.448        10.699           16         10.275        10.707
2010  .      10.691        11.094           15         10.699        11.108           29         10.707        11.122
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP SSgA Conservative Index Allocation
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP SSgA Conservative Structured Allocation
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Janus Capital Appreciation
2001  .           1*       10.000        11.624(1)          1*        N/A        N/A        N/A
2002  .           1*       11.624         8.353             3         N/A        N/A        N/A
2003  .           2         8.353        10.889             4         N/A        N/A        N/A
2004  .           2        10.889        11.282             4        12.206    12.672        48
2005  .           3        11.282        11.569            15        12.672    13.008        58
2006  .           3        11.569        12.487            14        13.008    14.053        58
2007  .           4        12.487        14.798            45        14.053    16.671        12
2008  .           1*       14.798         8.618            45        16.671     9.718        13
2009  .           1*        8.618        11.749            55         9.718    13.262         9
2010  .           1*       11.749        12.874            54        13.262    14.547         8
---------         -        ------        --------          --        ------    ------       ---
LVIP
JPMorgan
High
Yield
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------      ----        ------        --------        ----        ------    ------       ---
LVIP MFS
Internati
Growth
2007  .        N/A         10.226        11.149             7         9.904    11.156         5
2008  .           1*       11.149         5.588            22        11.156     5.597         4
2009  .           1*        5.588         7.452            16         5.597     7.472         2
2010  .           1*        7.452         8.275            20         7.472     8.305         2
---------      ----        ------        --------        ----        ------    ------       ---
LVIP MFS
Value
2007  .        N/A          9.962         9.710            80        10.002     9.716        11
2008  .          15         9.710         6.454            86         9.716     6.464         5
2009  .          20         6.454         7.664           162         6.464     7.684         6
2010  .          19         7.664         8.396           159         7.684     8.426        38
---------      ----        ------        --------        ----        ------    ------       ---
LVIP
Mid-Cap
Value
2007  .        N/A          9.947         8.638            18        10.193     8.643         4
2008  .        N/A          8.638         5.028            17         8.643     5.036         1*
2009  .        N/A          5.028         7.031            17         5.036     7.049         1*
2010  .        N/A          7.031         8.551            15         7.049     8.582         1*
---------      ----        ------        --------        ----        ------    ------       ---
LVIP Mondrian International Value
2001  .           1*       10.000        11.027(1)          1*        N/A        N/A        N/A
2002  .           9        11.027         9.678            32         N/A        N/A        N/A
2003  .          15         9.678        13.488           117        11.197    13.160        12
2004  .          20        13.488        16.053           276        13.160    15.679        59
2005  .          24        16.053        17.780           322        15.679    17.383        97
2006  .          20        17.780        22.748           340        17.383    22.263        94
2007  .          17        22.748        24.959           270        22.263    24.451        83
2008  .          14        24.959        15.559           215        24.451    15.257        64
2009  .           9        15.559        18.564           174        15.257    18.222        49
2010  .           4        18.564        18.719           157        18.222    18.393        46
---------      ----        ------        --------        ----        ------    ------       ---
LVIP Money Market Fund
2001  .       1,004        10.213        10.455         2,314         N/A        N/A        N/A
2002  .       1,017        10.455        10.434         4,473         N/A        N/A        N/A
2003  .          83        10.434        10.338           793         9.995     9.943        48
2004  .          71        10.338        10.263           725         9.943     9.881       187
2005  .          58        10.263        10.382           889         9.881    10.006       287
2006  .          81        10.382        10.696           807        10.006    10.318       278
2007  .          61        10.696        11.049           911        10.318    10.669       941
2008  .         104        11.049        11.128         1,367        10.669    10.757       713
2009  .          92        11.128        10.985           948        10.757    10.629       282
2010  .          49        10.985        10.815           593        10.629    10.476       258
---------     -----        ------        --------       -----        ------    ------       ---
LVIP SSgA
Bond
Index
2008  .        N/A         10.066        10.459            75         9.813    10.465         6
2009  .           8        10.459        10.732           158        10.465    10.748        54
2010  .           8        10.732        11.164           172        10.748    11.192        92
---------     -----        ------        --------       -----        ------    ------       ---
LVIP SSgA
Conservat
Index
Allocatio
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------     -----        ------        --------       -----        ------    ------       ---
LVIP SSgA
Conservat
Structure
Allocatio
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------     -----        ------        --------       -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Developed International 150
2008  .       9.103     6.252         3          N/A        N/A        N/A          N/A        N/A
2009  .       6.252     8.858         2          4.742     8.865         2          4.945     8.871
2010  .       8.858     9.304         2          8.865     9.316         6          8.871     9.327
---------     -----     -----         -          -----     -----       ---          -----     -----
LVIP SSgA Emerging Markets 100
2008  .       9.080     6.044         2          N/A        N/A        N/A          N/A        N/A
2009  .       6.044    11.242         3          5.168    11.250         2          5.374    11.259
2010  .      11.242    14.065         3         11.250    14.082         3         11.259    14.100
---------    ------    ------         -         ------    ------       ---         ------    ------
LVIP SSgA Global Tactical Allocation(10)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .      11.160    12.404         4          N/A        N/A        N/A          N/A        N/A
2007  .      12.404    13.485         3          N/A        N/A        N/A         13.733    13.520
2008  .      13.485     7.861         3          N/A        N/A        N/A         13.520     7.889
2009  .       7.861    10.068         2          N/A        N/A        N/A          N/A        N/A
2010  .      10.068    10.721         1*         N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA International Index
2008  .       9.042     6.388         3          N/A        N/A        N/A          N/A        N/A
2009  .       6.388     7.998         2          4.886     8.004         3          5.096     8.010
2010  .       7.998     8.384         3          8.004     8.394         6          8.010     8.405
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Large Cap 100
2008  .       9.970     6.964         5          N/A        N/A        N/A          N/A        N/A
2009  .       6.964     9.226         5          5.193     9.233         6          5.468     9.240
2010  .       9.226    10.768         5          9.233    10.782        11          9.240    10.795
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA S&P 500 Index(4)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2007  .       N/A        N/A        N/A         11.410    11.277         1*         N/A        N/A
2008  .      10.103     6.927        11         11.277     6.939         1*         N/A        N/A
2009  .       6.927     8.553         9          6.939     8.573         6          5.818     8.592
2010  .       8.553     9.609         9          8.573     9.636        13          8.592     9.663
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Small Cap Index
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       8.726     5.905         2          6.371     5.910         1*         N/A        N/A
2009  .       5.905     7.287         2          5.910     7.297         2          4.568     7.306
2010  .       7.287     9.004         2          7.297     9.021         3          7.306     9.037
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Small/Mid Cap 200
2008  .      10.610     7.214         1*         N/A        N/A        N/A          N/A        N/A
2009  .       7.214    10.714         2          4.981    10.722         2          5.293    10.730
2010  .      10.714    13.403         1*        10.722    13.420         3         10.730    13.436
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP T. Rowe Price Growth Stock
2007  .      10.190     9.908         1*         N/A        N/A        N/A          N/A        N/A
2008  .       9.908     5.642         1*         N/A        N/A        N/A          N/A        N/A
2009  .       5.642     7.906         1*         N/A        N/A        N/A          N/A        N/A
2010  .       7.906     9.037         1*         N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA
Developed
Internati
150
2008  .        N/A          9.336     6.260         8          5.937     6.263         1*
2009  .          1*         6.260     8.892        21          6.263     8.905         1*
2010  .          1*         8.892     9.363        33          8.905     9.387         5
---------      ---          -----     -----        --          -----     -----         -
LVIP SSgA
Emerging
Markets
100
2008  .        N/A         10.012     6.052         6          5.893     6.055         1*
2009  .          1*         6.052    11.285        60          6.055    11.302         3
2010  .          1*        11.285    14.154        67         11.302    14.189         7
---------      ---         ------    ------        --         ------    ------         -
LVIP SSgA Global Tactical Allocation(10)
2005  .        N/A         10.254    10.885       141         10.664    10.891        58
2006  .        N/A         10.885    12.453       320         10.891    12.473        57
2007  .          1*        12.453    13.572       262         12.473    13.607        67
2008  .        320         13.572     7.932       174         13.607     7.960        79
2009  .        N/A          7.932    10.184       102          7.960    10.231        70
2010  .        N/A         10.184    10.872        99         10.231    10.933        68
---------      ---         ------    ------       ---         ------    ------        --
LVIP SSgA
Internati
Index
2008  .        N/A          9.545     6.397         9          6.033     6.400         1*
2009  .          1*         6.397     8.028        73          6.400     8.040        27
2010  .          1*         8.028     8.436        84          8.040     8.458        33
---------      ---         ------    ------       ---         ------    ------        --
LVIP SSgA
Large Cap
100
2008  .        N/A          9.632     6.973        49          6.728     6.976         1*
2009  .          3          6.973     9.261        63          6.976     9.275         2
2010  .          2          9.261    10.836        84          9.275    10.863        10
---------      ---         ------    ------       ---         ------    ------        --
LVIP SSgA
Moderate
Index
Allocatio
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderate
Structure
Allocatio
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderatel
Aggressiv
Index
Allocatio
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderatel
Aggressiv
Structure
Allocatio
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
S&P 500
Index(4)
2005  .        N/A         10.109    10.248         1*         N/A        N/A        N/A
2006  .        N/A         10.248    11.463         1*        10.709    11.481         1*
2007  .        N/A         11.453    11.335        17         11.475    11.364         1*
2008  .        N/A         11.335     6.989        37         11.364     7.014         2
2009  .          3          6.989     8.651        59          7.014     8.691        43
2010  .          3          8.651     9.744        66          8.691     9.798        50
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Small Cap
Index
2007  .        N/A         10.179     9.147         3          N/A        N/A        N/A
2008  .        N/A          9.147     5.929        49          6.113     5.939         1*
2009  .          1*         5.929     7.335        18          5.939     7.354        14
2010  .          1*         7.335     9.086        21          7.354     9.119        14
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Small/Mid
Cap 200
2008  .        N/A         10.092     7.224        26          6.890     7.227         1*
2009  .          1*         7.224    10.755        19          7.227    10.772         2
2010  .          1*        10.755    13.488        32         10.772    13.522         3
---------      ---         ------    ------       ---         ------    ------       ---
LVIP T.
Rowe
Price
Growth
Stock
2007  .        N/A         10.114     9.924        23         10.194     9.930         9
2008  .        N/A          9.924     5.665        16          9.930     5.674         1*
2009  .        N/A          5.665     7.958        54          5.674     7.978         3
2010  .        N/A          7.958     9.119        29          7.978     9.152         1*
---------      ---         ------    ------       ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2001  .      10.000        12.407(1)         1*        10.000        12.409(1)         1*        10.000        12.410(1)
2002  .      12.407         8.491          N/A         12.409         8.497          N/A         12.410         8.497
2003  .       N/A          N/A             N/A          N/A          N/A             N/A          8.497        11.076
2004  .       N/A          N/A             N/A         11.064        12.356            1*        11.076        12.371
2005  .       N/A          N/A             N/A         12.356        13.326            1*        12.371        13.349
2006  .       N/A          N/A             N/A         13.326        14.302            2         13.349        14.334
2007  .      14.555        15.905            2         14.302        15.955            3         14.334        15.999
2008  .      15.905         8.934            1*        15.955         8.967            1*        15.999         8.996
2009  .       8.934        12.835            1*         8.967        12.888            1*         8.996        12.936
2010  .      12.835        16.175            1*        12.888        16.250            2         12.936        16.319
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Templeton Growth
2007  .      10.138         9.780            4          N/A          N/A             N/A          N/A          N/A
2008  .       9.780         5.962            4          5.728         5.967            1*         N/A          N/A
2009  .       N/A          N/A             N/A          5.967         7.490            1*         N/A          N/A
2010  .       N/A          N/A             N/A          7.490         7.820            1*         N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Turner Mid-Cap Growth
2007  .       N/A          N/A             N/A         10.627        10.826            2          N/A          N/A
2008  .       N/A          N/A             N/A         10.826         5.376            2          N/A          N/A
2009  .       N/A          N/A             N/A          5.376         7.818            2          N/A          N/A
2010  .       N/A          N/A             N/A          7.818         9.747            2          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Wells Fargo Intrinsic Value Fund
2005  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Wilshire 2010 Profile
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Wilshire 2020 Profile
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       9.839         7.351            1*         N/A          N/A             N/A          N/A          N/A
2009  .       7.351         9.046            2          N/A          N/A             N/A          N/A          N/A
2010  .       9.046         9.924            2          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Wilshire 2030 Profile
2007  .      10.177        10.374            3          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          7.418         7.043
2009  .       8.616         8.811            1*         N/A          N/A             N/A          N/A          N/A
2010  .       8.811         9.709            1*         N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Wilshire 2040 Profile
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2009  .       8.223         8.255            1*         N/A          N/A             N/A          N/A          N/A
2010  .       8.255         9.188            1*         N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Wilshire Conservative Profile
2005  .       N/A          N/A             N/A         10.153        10.243           38         10.074        10.246
2006  .       N/A          N/A             N/A         10.243        10.972           88          N/A          N/A
2007  .       N/A          N/A             N/A         10.972        11.585           90         11.383        11.600
2008  .       N/A          N/A             N/A         11.585         9.257           48         11.600         9.273
2009  .       9.081        11.297            6          9.257        11.323           47          9.273        11.349
2010  .      11.297        12.225           11         11.323        12.259           46         11.349        12.293
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2001  .          1*        10.000        12.416(1)         1*         N/A        N/A        N/A
2002  .          5         12.416         8.515            4          N/A        N/A        N/A
2003  .          6          8.515        11.115           21          N/A        N/A        N/A
2004  .          7         11.115        12.434           18         12.016    13.827         1*
2005  .          3         12.434        13.437           32         13.827    14.957         1*
2006  .          3         13.437        14.450           33         14.957    16.101         2
2007  .          3         14.450        16.153           37         16.101    18.017         2
2008  .          3         16.153         9.096           33         18.017    10.156         1*
2009  .          3          9.096        13.100           29         10.156    14.641         1*
2010  .          2         13.100        16.550           16          N/A        N/A        N/A
---------        -         ------        --------         --         ------    ------       ---
LVIP
Templeton
Growth
2007  .        N/A          9.397         9.795           13          9.595     9.801        16
2008  .        N/A          9.795         5.986           10          9.801     5.996         2
2009  .        N/A          5.986         7.529           12          5.996     7.549         5
2010  .        N/A          7.529         7.877           10          7.549     7.905         2
---------      ---         ------        --------         --         ------    ------       ---
LVIP
Turner
Mid-Cap
Growth
2007  .        N/A         10.029        10.839           12         11.133    10.846         1*
2008  .        N/A         10.839         5.394           12         10.846     5.403         4
2009  .        N/A          5.394         7.859           17          5.403     7.879         1*
2010  .        N/A          7.859         9.818           14          7.879     9.853         1*
---------      ---         ------        --------         --         ------    ------       ---
LVIP Wells Fargo Intrinsic Value Fund
2005  .        N/A          N/A          N/A             N/A         10.114    10.481         3
2006  .        N/A          N/A          N/A             N/A         10.481    11.460         3
2007  .        N/A          N/A          N/A             N/A         11.460    11.751         3
2008  .        N/A          N/A          N/A             N/A         11.751     7.122         3
2009  .        N/A          N/A          N/A             N/A          7.122     8.629         1*
2010  .        N/A          N/A          N/A             N/A          8.629    10.000         1*
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Wilshire
2010
Profile
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          N/A          N/A             N/A          8.659     9.546         1*
2010  .        N/A          N/A          N/A             N/A          9.546    10.456         1*
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Wilshire
2020
Profile
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          9.673         7.381           10          N/A        N/A        N/A
2009  .        N/A          7.381         9.105           17          6.734     9.129         6
2010  .        N/A          9.105        10.013           10          9.129    10.050        28
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Wilshire
2030
Profile
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .          5          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          6.743         8.869            1*         N/A        N/A        N/A
2010  .        N/A          8.869         9.798            1*         N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Wilshire
2040
Profile
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP Wilshire Conservative Profile
2005  .          2         10.012        10.254           25         10.023    10.260        37
2006  .        N/A         10.254        11.007           34         10.260    11.024        38
2007  .          8         11.007        11.645           98         11.024    11.675        55
2008  .          2         11.645         9.323           66         11.675     9.356        61
2009  .          9          9.323        11.427           53          9.356    11.479        49
2010  .         29         11.427        12.396           47         11.479    12.465        47
---------      ---         ------        --------        ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wilshire Moderate Profile
2005  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2006  .      10.791        11.474            3          N/A          N/A             N/A         10.665        11.492
2007  .      11.474        12.277            3          N/A          N/A             N/A         11.492        12.308
2008  .       N/A          N/A             N/A         11.362         8.837           38         12.308         8.852
2009  .       N/A          N/A             N/A          8.837        11.085           38          8.852        11.111
2010  .       N/A          N/A             N/A         11.085        12.159           36         11.111        12.193
---------    ------        ------          ---         ------        ------          ---         ------        ------
LVIP Wilshire Moderately Aggressive Profile
2005  .       N/A          N/A             N/A          N/A          N/A             N/A          9.993        10.640
2006  .      10.823        11.885            4         11.157        11.895           23         10.640        11.904
2007  .      11.885        12.781           29         11.895        12.797           23         11.904        12.814
2008  .      12.781         8.333           27         12.797         8.348           23         12.814         8.363
2009  .       8.333        10.529           21          8.348        10.553           23          8.363        10.577
2010  .      10.529        11.620           21         10.553        11.653           23         10.577        11.685
---------    ------        ------          ---         ------        ------          ---         ------        ------
MFS VIT Core Equity
2001  .      10.000        11.886(1)         1*        10.000        11.887(1)         1*        10.000        11.889(1)
2002  .      11.886         8.186            1*        11.887         8.191            1*        11.889         8.201
2003  .       8.186        10.215            3          8.191        10.226            5          8.201        10.244
2004  .      10.215        11.239            7         10.226        11.257            2         10.244        11.283
2005  .      11.239        11.195            7         11.257        11.218            2         11.283        11.250
2006  .      11.195        12.474            6         11.218        12.506            2         11.250        12.547
2007  .      12.474        13.576            6         12.506        13.619            1*        12.547        13.670
2008  .      13.576         8.087            1*        13.619         8.116            1*        13.670         8.151
2009  .       8.087        10.497            1*         8.116        10.539            1*         8.151        10.591
2010  .      10.497        12.043            1*        10.539        12.097            1*        10.591        12.162
---------    ------        --------        ---         ------        --------        ---         ------        --------
MFS VIT Growth Series
2001  .      10.000        12.126(1)         1*        10.000        12.128(1)         1*         8.166         5.327
2002  .      12.126         7.874            1*        12.128         7.878            7          5.327         3.462
2003  .       7.874        10.043            5          7.878        10.054           36          3.462         4.420
2004  .      10.043        11.113            5         10.054        11.131           13          4.420         4.896
2005  .      11.113        11.883            4         11.131        11.908           23          4.896         5.241
2006  .      11.883        12.553            4         11.908        12.586           23          5.241         5.542
2007  .      12.553        14.895            2         12.586        14.941           21          5.542         6.582
2008  .      14.895         9.132            2         14.941         9.165            1*         6.582         4.039
2009  .       9.132        12.310            1*         9.165        12.361            1*         4.039         5.451
2010  .      12.310        13.900            1*        12.361        13.965            1*         5.451         6.161
---------    ------        --------        ---         ------        --------        ---         ------        --------
MFS VIT Total Return Series
2001  .      10.000        10.632(1)         1*        10.000        10.278(2)        15         11.124        10.934
2002  .      10.632         9.878           68         10.278         9.554           61         10.934        10.169
2003  .       9.878        11.249           60          9.554        10.885           61         10.169        11.592
2004  .      11.249        12.261           87         10.885        11.870           90         11.592        12.647
2005  .      12.261        12.349           89         11.870        11.961           96         12.647        12.751
2006  .      12.349        13.532           69         11.961        13.114           85         12.751        13.986
2007  .      13.532        13.806           56         13.114        13.387           82         13.986        14.284
2008  .      13.806        10.528           51         13.387        10.213           73         14.284        10.903
2009  .      10.528        12.167           41         10.213        11.809           58         10.903        12.613
2010  .      12.167        13.094           35         11.809        12.715           43         12.613        13.588
---------    ------        --------        ---         ------        --------        ---         ------        --------
MFS VIT Utilities Series
2001  .      10.000         9.843(1)         1*        10.000         9.356(2)         6          9.894         7.345
2002  .       9.843         7.450           10          9.356         7.085           21          7.345         5.565
2003  .       7.450         9.915          147          7.085         9.434           61          5.565         7.414
2004  .       9.915        12.639           55          9.434        12.032          120          7.414         9.460
2005  .      12.639        14.463           54         12.032        13.775           43          9.460        10.836
2006  .      14.463        18.594           51         13.775        17.718           46         10.836        13.945
2007  .      18.594        23.283           36         17.718        22.198          125         13.945        17.479
2008  .      23.283        14.214           24         22.198        13.559          103         17.479        10.682
2009  .      14.214        18.540           21         13.559        17.694           61         10.682        13.947
2010  .      18.540        20.660           19         17.694        19.726           50         13.947        15.556
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wilshire Moderate Profile
2005  .        N/A          9.990        10.472           415        10.083    10.478        94
2006  .         76         10.472        11.519           611        10.478    11.537       116
2007  .         75         11.519        12.356           604        11.537    12.388       125
2008  .         89         12.356         8.900           760        12.388     8.932       244
2009  .         87          8.900        11.187           627         8.932    11.238       116
2010  .         35         11.187        12.296           541        11.238    12.364       101
---------      ---         ------        ------           ---        ------    ------       ---
LVIP Wilshire Moderately Aggressive Profile
2005  .          5         10.000        10.649           122        10.000    10.655        51
2006  .          5         10.649        11.932           266        10.655    11.951        90
2007  .          5         11.932        12.863           186        11.951    12.896        86
2008  .          5         12.863         8.408           335        12.896     8.438        74
2009  .          6          8.408        10.650           309         8.438    10.699        46
2010  .          5         10.650        11.783           294        10.699    11.849        41
---------      ---         ------        ------           ---        ------    ------       ---
MFS VIT Core Equity
2001  .          1*        10.000        11.894(1)          4         N/A        N/A        N/A
2002  .          1*        11.894         8.213            26         N/A        N/A        N/A
2003  .          1*         8.213        10.274            30        11.185    11.915         6
2004  .          1*        10.274        11.333            41        11.915    13.156         5
2005  .          1*        11.333        11.316            40        13.156    13.150         5
2006  .          1*        11.316        12.640            37        13.150    14.704         5
2007  .          1*        12.640        13.792            38        14.704    16.060         4
2008  .          1*        13.792         8.236            22        16.060     9.600         4
2009  .          1*         8.236        10.718            22         9.600    12.505         3
2010  .          1*        10.718        12.327            21        12.505    14.396         3
---------      ---         ------        --------         ---        ------    ------       ---
MFS VIT Growth Series
2001  .         97          8.172         5.338           565         N/A        N/A        N/A
2002  .         83          5.338         3.475           465         N/A        N/A        N/A
2003  .         22          3.475         4.443            95        10.855    11.863         5
2004  .         20          4.443         4.929            79        11.863    13.173        15
2005  .         14          4.929         5.284            63        13.173    14.135        21
2006  .         14          5.284         5.596            66        14.135    14.984        20
2007  .         10          5.596         6.656            69        14.984    17.843        16
2008  .         12          6.656         4.091            57        17.843    10.977        16
2009  .         15          4.091         5.529            51        10.977    14.850        10
2010  .         17          5.529         6.259            39        14.850    16.827         7
---------      ---         ------        --------         ---        ------    ------       ---
MFS VIT Total Return Series
2001  .        158         11.130        10.956           767         N/A        N/A        N/A
2002  .        319         10.956        10.205         1,399         N/A        N/A        N/A
2003  .        138         10.205        11.651           716        10.411    11.101        86
2004  .        138         11.651        12.731           883        11.101    12.142       234
2005  .        130         12.731        12.854           969        12.142    12.272       204
2006  .        117         12.854        14.120         1,015        12.272    13.494       202
2007  .        112         14.120        14.443           800        13.494    13.816       185
2008  .         85         14.443        11.041           680        13.816    10.573       135
2009  .         75         11.041        12.792           555        10.573    12.261       127
2010  .         50         12.792        13.801           516        12.261    13.242       126
---------      ---         ------        --------       -----        ------    ------       ---
MFS VIT Utilities Series
2001  .        283          9.901         7.362           704         N/A        N/A        N/A
2002  .        130          7.362         5.586           850         N/A        N/A        N/A
2003  .         53          5.586         7.453           264        10.748    11.939        17
2004  .         46          7.453         9.523           293        11.939    15.271        48
2005  .         34          9.523        10.925           418        15.271    17.537        53
2006  .         28         10.925        14.081           509        17.537    22.625        45
2007  .         27         14.081        17.676           466        22.625    28.430        55
2008  .         22         17.676        10.818           343        28.430    17.417        70
2009  .         20         10.818        14.146           246        17.417    22.798        64
2010  .         20         14.146        15.803           205        22.798    25.493        54
---------      ---         ------        --------       -----        ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001  .      10.000        11.997(1)         1*        10.000        11.999(1)         1*        10.000        12.001(1)
2002  .      11.997         8.322           12         11.999         8.326           11         12.001         8.331
2003  .       8.322        10.463           19          8.326        10.473           29          8.331        10.485
2004  .      10.463        11.946           21         10.473        11.963           39         10.485        11.983
2005  .      11.946        13.338           17         11.963        13.365           34         11.983        13.394
2006  .      13.338        15.018           19         13.365        15.055           30         13.394        15.095
2007  .      15.018        18.064           16         15.055        18.118           92         15.095        18.175
2008  .      18.064        10.042           14         18.118        10.077           81         18.175        10.114
2009  .      10.042        12.973           11         10.077        13.024           47         10.114        13.079
2010  .      12.973        16.441           13         13.024        16.514           40         13.079        16.592
---------    ------        --------         --         ------        --------         --         ------        --------
Neuberger Berman AMT Regency Portfolio
2001  .      10.000        11.145(1)         1*        10.000        11.147(1)         1*        10.000        11.149(1)
2002  .      11.145         9.786            3         11.147         9.791            4         11.149         9.799
2003  .       9.786        13.051           17          9.791        13.064            9          9.799        13.081
2004  .      13.051        15.676           17         13.064        15.700           27         13.081        15.728
2005  .      15.676        17.236           22         15.700        17.270           19         15.728        17.310
2006  .      17.236        18.809           13         17.270        18.856           17         17.310        18.909
2007  .      18.809        19.074            5         18.856        19.131           15         18.909        19.194
2008  .      19.074        10.145            4         19.131        10.180           14         19.194        10.219
2009  .      10.145        14.595            5         10.180        14.654           13         10.219        14.717
2010  .      14.595        18.080            4         14.654        18.161            8         14.717        18.249
---------    ------        --------         --         ------        --------         --         ------        --------
PIMCO VIT Commodity Real Return
2009  .      11.083        12.484            1*        11.296        12.487            2         11.961        12.491
2010  .      12.484        15.227            1*        12.487        15.239            7          N/A          N/A
---------    ------        --------         --         ------        --------         --         ------        --------
Putnam VT Global Health Care Fund
2001  .      10.000        10.561(1)         1*        10.000        10.565(1)         1*        10.000        10.566(1)
2002  .      10.561         8.260            8         10.565         8.266           12         10.566         8.271
2003  .       8.260         9.600           15          8.266         9.612           10          8.271         9.622
2004  .       9.600        10.096           14          9.612        10.113           15          9.622        10.128
2005  .      10.096        11.219           10         10.113        11.243            9         10.128        11.266
2006  .      11.219        11.321           11         11.243        11.351            9         11.266        11.380
2007  .      11.321        11.046            5         11.351        11.082            7         11.380        11.115
2008  .      11.046         8.992            4         11.082         9.026            5         11.115         9.058
2009  .       8.992        11.123            3          9.026        11.170            5          9.058        11.215
2010  .      11.123        11.188            2         11.170        11.241            4         11.215        11.292
---------    ------        --------         --         ------        --------         --         ------        --------
Putnam VT Growth and Income Fund
2001  .      10.000        10.857(1)         1*        10.000         10.86(1)         1*        10.000        10.861(1)
2002  .      10.857         8.632            5         10.860         8.640            2         10.861         8.646
2003  .       8.632        10.795           12          8.640        10.810            9          8.646        10.822
2004  .      10.795        11.774           11         10.810        11.797           13         10.822        11.816
2005  .      11.774        12.163            8         11.797        12.192           12         11.816        12.218
2006  .      12.163        13.840            7         12.192        13.880           12         12.218        13.917
2007  .      13.840        12.766            6         13.880        12.809           10         13.917        12.850
2008  .      12.766         7.682            2         12.809         7.712            6         12.850         7.740
2009  .       7.682         9.790            1*         7.712         9.833            2          7.740         9.874
2010  .       9.790        10.992            1*         9.833        11.046            2          9.874        11.097
---------    ------        --------         --         ------        --------         --         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001  .          1*        10.000        12.006(1)         1*         N/A        N/A        N/A
2002  .        225         12.006         8.348           65          N/A        N/A        N/A
2003  .        251          8.348        10.522          160         10.726    12.151        10
2004  .        249         10.522        12.043          214         12.151    13.922       139
2005  .        253         12.043        13.481          214         13.922    15.599       165
2006  .        249         13.481        15.216          213         15.599    17.625       167
2007  .        253         15.216        18.348          226         17.625    21.274        57
2008  .        229         18.348        10.225          174         21.274    11.868        53
2009  .        174         10.225        13.243          131         11.868    15.386        51
2010  .        196         13.243        16.825          118         15.386    19.567        48
---------      ---         ------        --------        ---         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2001  .          1*        10.000        11.152(1)         7          N/A        N/A        N/A
2002  .          7         11.152         9.816           39          N/A        N/A        N/A
2003  .         15          9.816        13.123           94         10.675    12.811         8
2004  .         20         13.123        15.803          176         12.811    15.443        42
2005  .         25         15.803        17.419          240         15.443    17.038        87
2006  .         27         17.419        19.056          235         17.038    18.659        86
2007  .         24         19.056        19.373          185         18.659    18.988        72
2008  .         11         19.373        10.330          164         18.988    10.134        47
2009  .         10         10.330        14.899          135         10.134    14.632        37
2010  .          8         14.899        18.502          112         14.632    18.188        29
---------      ---         ------        --------        ---         ------    ------       ---
PIMCO VIT
Commodity
Real
Return
2009  .          1*         9.762        12.503            7         10.866    12.511         6
2010  .        N/A         12.503        15.288           15         12.511    15.313         9
---------      ---         ------        --------        ---         ------    ------       ---
Putnam VT Global Health Care Fund
2001  .          1*        10.000        10.569(1)         4          N/A        N/A        N/A
2002  .         15         10.569         8.285           35          N/A        N/A        N/A
2003  .         28          8.285         9.653           75         10.477    10.990         5
2004  .         29          9.653        10.176           76         10.990    11.597         9
2005  .         20         10.176        11.337           71         11.597    12.932         4
2006  .         17         11.337        11.468           61         12.932    13.095         4
2007  .         17         11.468        11.219           46         13.095    12.823         4
2008  .         14         11.219         9.155           32         12.823    10.475         4
2009  .         11          9.155        11.353           28         10.475    13.003         4
2010  .          9         11.353        11.448           28         13.003    13.125         1*
---------      ---         ------        --------        ---         ------    ------       ---
Putnam VT Growth and Income Fund
2001  .          1*        10.000        10.864(1)         1*         N/A        N/A        N/A
2002  .         15         10.864         8.660           19          N/A        N/A        N/A
2003  .         32          8.660        10.857           76         10.803    12.148         2
2004  .         33         10.857        11.872           69         12.148    13.297         3
2005  .         21         11.872        12.294           68         13.297    13.784         2
2006  .         20         12.294        14.024           55         13.784    15.739         4
2007  .         17         14.024        12.968           49         15.739    14.569         2
2008  .         14         12.968         7.823           42         14.569     8.798         2
2009  .         12          7.823         9.995           27          8.798    11.251         2
2010  .         11          9.995        11.250           23         11.251    12.677         2
---------      ---         ------        --------        ---         ------    ------       ---



* All numbers less than 500 were rounded up to one.

(1) Commenced business on 9/19/01 with an initial unit value of $10.

(2) Commenced business on 9/10/01 with an initial unit value of $10.

(3) Commenced business on 9/21/01 with an initial unit value of $10.

(4) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(5) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(6) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.


(9) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(10) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                               SAI 2

Lincoln ChoicePlus IISM Bonus
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus IISM Bonus prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2011. You may obtain a copy of the Lincoln ChoicePlus IISM Bonus prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.

The date of this SAI is May 1, 2011.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $220,940,772, $202,245,526 and $289,902,595 to LFA and Selling Firms in 2008, 2009 and 2010, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3, 4, 5, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94



A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).




Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program.

However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.


Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.




Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life appear on the following pages.

                                PROSPECTUS 3

Lincoln ChoicePlus AssuranceSM (Bonus)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments, bonus credits and persistency credits are in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. At this time, the only fixed account available is for dollar cost averaging purposes. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.


We do offer variable annuity contracts that have lower fees. Expenses for contracts offering a bonus or persistency credit may be higher. Because of this, the amount of the bonus or persistency credits may, over time, be offset by additional fees and charges.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments , bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II):

     Invesco V.I. Capital Appreciation Fund*
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio

     AllianceBernstein VPS Growth and Income Portfolio*

     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):

     American Century Investments VP Inflation Protection Fund*

American Funds Insurance SeriesSM (Class 2):

     American Funds Global Growth Fund*
     American Funds Global Small Capitalization Fund*
     American Funds Growth Fund*
     American Funds Growth-Income Fund*
     American Funds International Fund*

BlackRock Variable Series Funds, Inc. (Class III)
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*

     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series
     (formerly Delaware VIP (Reg. TM) Trend Series)
     Delaware VIP (Reg. TM) U.S. Growth Series

     Delaware VIP (Reg. TM) Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

     Fidelity (Reg. TM) VIP Overseas Portfolio*

Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund

     FTVIPT Franklin Small-Mid Cap Growth Securities Fund*

     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*
     FTVIPT Templeton Growth Securities Fund*
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Worldwide Portfolio*
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund

     LVIP BlackRock Inflation Protected Bond Fund

     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Bond Fund

     LVIP Delaware Diversified Floating Rate Fund

     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund*

     LVIP Delaware Growth and Income Fund*

     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund

     LVIP Dimensional Non-U.S. Equity Fund*
     LVIP Dimensional U.S. Equity Fund*
     LVIP Global Income Fund
     LVIP J.P. Morgan High Yield Fund

     LVIP Janus Capital Appreciation Fund

     LVIP MFS International Growth Fund
     (formerly LVIP Marsico International Growth Fund)

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund

     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund

     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation Fund

     (formerly LVIP Wilshire Aggressive Profile Fund)

     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund

     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund

     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund

     LVIP Total Bond Fund*

     LVIP Turner Mid-Cap Growth Fund

     LVIP Vanguard Domestic Equity ETF Fund*
     LVIP Vanguard International Equity ETF Fund*
     LVIP Wells Fargo Intrinsic Value Fund*
     LVIP 2010 Profile Fund*
     (formerly LVIP Wilshire 2010 Profile Fund)
     LVIP 2020 Profile Fund*
     (formerly LVIP Wilshire 2020 Profile Fund)
     LVIP 2030 Profile Fund*
     (formerly LVIP Wilshire 2030 Profile Fund)
     LVIP 2040 Profile Fund*
     (formerly LVIP Wilshire 2040 Profile Fund)
     LVIP Conservative Profile Fund
     (formerly LVIP Wilshire Conservative Profile Fund)
     LVIP Moderate Profile Fund
     (formerly LVIP Wilshire Moderate Profile Fund)
     LVIP Moderately Aggressive Profile Fund
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)
Lincoln Variable Insurance Products Trust (Service Class II):
     LVIP American Global Growth Fund*
     LVIP American Global Small Capitalization Fund*
     LVIP American Growth Fund*
     LVIP American Growth-Income Fund*
     LVIP American International Fund*

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series

     MFS (Reg. TM) VIT Total Return Series*

     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Regency Portfolio*
PIMCO Variable Insurance Trust (Advisor Class)
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2011

Table of Contents




Item                                                          Page
Special Terms                                                   5
Expense Tables                                                  7
Summary of Common Questions                                    15
The Lincoln National Life Insurance Company                    17
Variable Annuity Account (VAA)                                 18
Investments of the Variable Annuity Account                    18
Charges and Other Deductions                                   25
The Contracts                                                  31
 Purchase Payments                                             32
 Bonus Credits                                                 32
 Persistency Credits                                           33
 Transfers On or Before the Annuity Commencement Date          34
 Surrenders and Withdrawals                                    37
 Death Benefit                                                 40
 Investment Requirements                                       44
 Living Benefit Riders                                         49
 i4LIFE (Reg. TM) Advantage                                    50
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     55
 Annuity Payouts                                               60
 Fixed Side of the Contract                                    67
Distribution of the Contracts                                  70
Federal Tax Matters                                            71
Additional Information                                         76
 Voting Rights                                                 76
 Return Privilege                                              76
 Other Information                                             77
 Legal Proceedings                                             77
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                    78
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1
Appendix C - Discontinued Living Benefit Riders               C-1
 Lincoln Lifetime IncomeSM Advantage                          C-1
 Lincoln SmartSecurity (Reg. TM) Advantage                    C-10
 4LATER (Reg. TM) Advantage                                   C-15

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by regular income payments, Guaranteed Income Benefit payments, and withdrawals.


Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Bonus credit - The additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Earnings - The excess of contract value over the sum of bonus credits, persistency credits and purchase payments which have not yet been withdrawn from the contract.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.


Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.


Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit - A general reference to certain riders that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you own a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. For contracts purchased on or after June 30, 2009, the only available living benefit rider that you may elect is i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit. You may elect i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit if your contract was purchased prior to June 30, 2009.

Persistency credit - The additional amount credited to the contract after the fourteenth contract anniversary.

Purchase payments - Amounts paid into the contract other than bonus credits and persistency credits.

Selling group individuals - A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:

 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the products described in this prospectus) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.


Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.




                      Contractowner Transaction Expenses:




Surrender charge (as a percentage of purchase payments surrendered/withdrawn):1           8.50%
We also may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed
period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal
amount under Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under
i4LIFE (Reg. TM) Advantage). See Fixed Side
of the Contract.



1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.






The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.




                    Periodic Charges for the Base Contract:





Annual Account Fee:1                                                                  $35
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):2
Account Value Death Benefit
  Mortality and Expense Risk Charge                                                   1.40%
  Administrative Charge                                                               0.10%
  Total Separate Account Expenses                                                     1.50%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge                                                   1.45%
  Administrative Charge                                                               0.10%
  Total Separate Account Expenses                                                     1.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge                                                   1.70%
  Administrative Charge                                                               0.10%
  Total Separate Account Expenses                                                     1.80%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge                                                   1.90%
  Administrative Charge                                                               0.10%
  Total Separate Account Expenses                                                     2.00%



1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.

2 For contracts purchased before June 6, 2005 (or later depending on state approval), the total annual charges are as follows: EEB 1.80%; EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A. In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.





       Optional Living Benefit Riders are available as set forth below.

Optional Living Benefit Rider Charges - Other Than i4LIFE (Reg. TM) Advantage:
Only one Living Benefit rider may be elected from this grouping. These charges are added to the charges
for the base contract.                                                                     Single Life   Joint Life
Lincoln Lifetime IncomeSM Advantage:1, 4
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.90%         0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Plus                                       0.15%         0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:2, 4
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.65%         0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:2
  Guaranteed Maximum Charge                                                                  0.95%          N/A
  Current Charge                                                                             0.65%          N/A
4LATER (Reg. TM) Advantage:3, 4
  Guaranteed Maximum Charge                                                                  1.50%          N/A
  Current Charge                                                                             0.65%          N/A



1 As an annualized percentage of the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information.

2 As an annualized percentage of the Guaranteed Amount (initial purchase payment and bonus credit or contract value at the time of election), as increased for subsequent purchase payments (any bonus credits) and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

3 As an annualized percentage of the Income Base (initial purchase payment and any bonus credit or contract value at the time of election), as increased for subsequent purchase payments, bonus credits, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Charge for further information.

4 As of June 30, 2009, this rider is no longer available for purchase.





Optional Living Benefit Rider Charges - i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage can be elected with or without one of the following Guaranteed Income Benefits. It cannot be elected with any other Living Benefit rider except as set forth below.





i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):*
Account Value Death Benefit                                                  1.90%
Guarantee of Principal Death Benefit                                         1.95%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)                            2.20%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM)Advantage Charge for further information.





i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):*
                                                                           Single Life   Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge                                                  3.90%         3.90%
  Current Charge                                                             2.55%         2.75%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                  3.95%         3.95%
  Current Charge                                                             2.60%         2.80%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)

i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):*
                                                                           Single Life   Joint Life
  Guaranteed Maximum Charge                                                  4.20%         4.20%
  Current Charge                                                             2.85%         3.05%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect at the time of an automatic step-up, not to exceed the guaranteed maximum charge percentage. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.





i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3)*:
Account Value Death Benefit
  Guaranteed Maximum Charge                                                         3.40%
  Current Charge                                                                    2.40%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                         3.45%
  Current Charge                                                                    2.45%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                         3.70%
  Current Charge                                                                    2.70%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information.





i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who previously purchased 4LATER (Reg. TM) Advantage:*
Account Value Death Benefit
  Guaranteed Maximum Charge                                                               3.40%
  Current Charge                                                                          2.55%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                               3.45%
  Current Charge                                                                          2.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                               3.70%
  Current Charge                                                                          2.85%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. As of June 30, 2009, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.







The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the annuity commencement date:



          Periodic Charges on and after the Annuity Commencement Date





Mortality and expense risk charge and administrative charge    1.40%



The next table describes the maximum Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the annuity commencement date:





Maximum Lincoln SmartIncomeSMInflation Unscheduled Payment charge (as a percentage of the
  Unscheduled Payment)                                                                      7.0%



 The Unscheduled Payment charge percentage is reduced over time. The later the Unscheduled Payment occurs, the lower the charge with respect to that Unscheduled Payment. A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation. See The Contracts - Annuity Payouts for a detailed description of Lincoln

SmartIncomeSMInflation.




The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2010. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         2.58%        0.54%
Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       2.14%        0.54%




* 51 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2012.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2010:



(as a percentage of each fund's average net assets):


                                                                   Management                      Other
                                                                      Fees        12b-1 Fees      Expenses
                                                                    (before        (before        (before
                                                                      any            any            any
                                                                    waivers/       waivers/       waivers/
                                                                   reimburse-     reimburse-     reimburse-
                                                                     ments)   +     ments)   +     ments)   +
AllianceBernstein VPS Global Thematic Growth Portfolio             0.75   %       0.25   %       0.24   %
AllianceBernstein VPS Growth and Income Portfolio                  0.55           0.25           0.08
AllianceBernstein VPS International Value Portfolio                0.75           0.25           0.10
AllianceBernstein VPS Large Cap Growth Portfolio                   0.75           0.25           0.10
AllianceBernstein VPS Small/Mid Cap Value Portfolio                0.75           0.25           0.09
American Century Investments VP Inflation Protection Fund          0.48           0.25           0.01
American Funds Global Growth Fund                                  0.53           0.25           0.03
American Funds Global Small Capitalization Fund                    0.71           0.25           0.04
American Funds Growth Fund                                         0.32           0.25           0.02
American Funds Growth-Income Fund                                  0.27           0.25           0.02
American Funds International Fund                                  0.49           0.25           0.04
BlackRock Global Allocation V.I. Fund                              0.65           0.25           0.06
Delaware VIP (Reg. TM) Diversified Income Series(1)                0.60           0.30           0.10
Delaware VIP (Reg. TM) Emerging Markets Series(1)                  1.25           0.30           0.15
Delaware VIP (Reg. TM) High Yield Series(1)                        0.65           0.30           0.11
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(1)   0.50           0.30           0.10
Delaware VIP (Reg. TM) REIT Series(1)                              0.75           0.30           0.12
Delaware VIP (Reg. TM) Small Cap Value Series(1)                   0.73           0.30           0.10
Delaware VIP (Reg. TM) Smid Cap Growth Series(1)                   0.75           0.30           0.14
Delaware VIP (Reg. TM) U.S. Growth Series(1)                       0.65           0.30           0.10
Delaware VIP (Reg. TM) Value Series(1)                             0.65           0.30           0.10
DWS Alternative Asset Allocation Plus VIP Portfolio(2)             0.24           0.25           0.70
DWS Equity 500 Index VIP                                           0.20           0.25           0.13
DWS Small Cap Index VIP                                            0.35           0.25           0.17
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(3)           0.56           0.25           0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio                     0.46           0.25           0.10
Fidelity (Reg. TM) VIP Growth Portfolio                            0.56           0.25           0.11



                                                                                                           Total
                                                                                                         Expenses
                                                                                    Total                 (after
                                                                                   Expenses     Total    Contractu
                                                                                   (before   Contractual    ua
                                                                    Acquired         any      waivers/   waivers/
                                                                      Fund         waivers/  reimburse-  reimburse
                                                                    Fees and      reimburse-    ments       e-
                                                                    Expenses  =     ments)    (if any)    ments)
AllianceBernstein VPS Global Thematic Growth Portfolio             0.00   %       1.24   %
AllianceBernstein VPS Growth and Income Portfolio                  0.00           0.88
AllianceBernstein VPS International Value Portfolio                0.00           1.10
AllianceBernstein VPS Large Cap Growth Portfolio                   0.00           1.10
AllianceBernstein VPS Small/Mid Cap Value Portfolio                0.00           1.09
American Century Investments VP Inflation Protection Fund          0.00           0.74
American Funds Global Growth Fund                                  0.00           0.81
American Funds Global Small Capitalization Fund                    0.00           1.00
American Funds Growth Fund                                         0.00           0.59
American Funds Growth-Income Fund                                  0.00           0.54
American Funds International Fund                                  0.00           0.78
BlackRock Global Allocation V.I. Fund                              0.02           0.98
Delaware VIP (Reg. TM) Diversified Income Series(1)                0.00           1.00       -0.05   %   0.95   %
Delaware VIP (Reg. TM) Emerging Markets Series(1)                  0.00           1.70       -0.05       1.65
Delaware VIP (Reg. TM) High Yield Series(1)                        0.00           1.06       -0.05       1.01
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(1)   0.00           0.90       -0.05       0.85
Delaware VIP (Reg. TM) REIT Series(1)                              0.00           1.17       -0.05       1.12
Delaware VIP (Reg. TM) Small Cap Value Series(1)                   0.00           1.13       -0.05       1.08
Delaware VIP (Reg. TM) Smid Cap Growth Series(1)                   0.00           1.19       -0.05       1.14
Delaware VIP (Reg. TM) U.S. Growth Series(1)                       0.00           1.05       -0.05       1.00
Delaware VIP (Reg. TM) Value Series(1)                             0.00           1.05       -0.05       1.00
DWS Alternative Asset Allocation Plus VIP Portfolio(2)             1.39           2.58       -0.44       2.14
DWS Equity 500 Index VIP                                           0.00           0.58
DWS Small Cap Index VIP                                            0.05           0.82
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(3)           0.00           0.90
Fidelity (Reg. TM) VIP Equity-Income Portfolio                     0.00           0.81
Fidelity (Reg. TM) VIP Growth Portfolio                            0.00           0.92

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
Fidelity (Reg. TM) VIP Mid Cap Portfolio(4)                         0.56   %       0.25   %       0.10   %
Fidelity (Reg. TM) VIP Overseas Portfolio(5)                        0.71           0.25           0.15
FTVIPT Franklin Income Securities Fund                              0.45           0.25           0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund(6)             0.51           0.25           0.29
FTVIPT Mutual Shares Securities Fund                                0.60           0.25           0.14
FTVIPT Templeton Global Bond Securities Fund                        0.46           0.25           0.09
FTVIPT Templeton Growth Securities Fund                             0.74           0.25           0.03
Invesco V.I. Capital Appreciation Fund(7)                           0.62           0.25           0.29
Invesco V.I. Core Equity Fund(7)                                    0.61           0.25           0.28
Invesco V.I. International Growth Fund(7)                           0.71           0.25           0.33
Janus Aspen Balanced Portfolio                                      0.55           0.25           0.03
Janus Aspen Enterprise Portfolio                                    0.64           0.25           0.04
Janus Aspen Worldwide Portfolio(8)                                  0.59           0.25           0.06
LVIP American Global Growth Fund(9)                                 0.53           0.55           0.48
LVIP American Global Small Capitalization Fund(9)                   0.71           0.55           0.45
LVIP American Growth Fund(9)                                        0.32           0.55           0.15
LVIP American Growth-Income Fund(9)                                 0.27           0.55           0.19
LVIP American International Fund(9)                                 0.49           0.55           0.27
LVIP Baron Growth Opportunities Fund(10)                            1.00           0.25           0.09
LVIP BlackRock Inflation Protected Bond Fund                        0.45           0.25           0.10
LVIP Capital Growth Fund                                            0.72           0.25           0.09
LVIP Cohen & Steers Global Real Estate Fund(11)                     0.95           0.25           0.15
LVIP Columbia Value Opportunities Fund(12)                          1.05           0.25           0.21
LVIP Delaware Bond Fund                                             0.32           0.35           0.07
LVIP Delaware Diversified Floating Rate Fund                        0.60           0.25           0.18
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(13)   0.75           0.25           0.18
LVIP Delaware Growth and Income Fund                                0.35           0.35           0.07
LVIP Delaware Social Awareness Fund                                 0.39           0.35           0.08
LVIP Delaware Special Opportunities Fund                            0.40           0.35           0.08
LVIP Dimensional Non-U.S. Equity Fund(14)                           0.25           0.25           0.55
LVIP Dimensional U.S. Equity Fund(14)                               0.25           0.25           0.55
LVIP Global Income Fund(15)                                         0.65           0.25           0.15
LVIP J.P. Morgan High Yield Fund(16)                                0.65           0.25           0.21
LVIP Janus Capital Appreciation Fund(17)                            0.75           0.25           0.09
LVIP MFS International Growth Fund(18)                              0.90           0.25           0.15
LVIP MFS Value Fund                                                 0.64           0.25           0.07
LVIP Mid-Cap Value Fund(19)                                         0.94           0.25           0.14
LVIP Mondrian International Value Fund                              0.74           0.25           0.11
LVIP Money Market Fund                                              0.36           0.25           0.06
LVIP SSgA Bond Index Fund(20)                                       0.40           0.25           0.09
LVIP SSgA Conservative Index Allocation Fund(21)                    0.25           0.25           0.50
LVIP SSgA Conservative Structured Allocation Fund(21)               0.25           0.25           0.18
LVIP SSgA Developed International 150 Fund(22)                      0.75           0.25           0.18



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
Fidelity (Reg. TM) VIP Mid Cap Portfolio(4)                         0.00   %       0.91   %
Fidelity (Reg. TM) VIP Overseas Portfolio(5)                        0.00           1.11
FTVIPT Franklin Income Securities Fund                              0.00           0.72
FTVIPT Franklin Small-Mid Cap Growth Securities Fund(6)             0.01           1.06       -0.01   %   1.05   %
FTVIPT Mutual Shares Securities Fund                                0.00           0.99
FTVIPT Templeton Global Bond Securities Fund                        0.00           0.80
FTVIPT Templeton Growth Securities Fund                             0.00           1.02
Invesco V.I. Capital Appreciation Fund(7)                           0.00           1.16
Invesco V.I. Core Equity Fund(7)                                    0.00           1.14
Invesco V.I. International Growth Fund(7)                           0.00           1.29
Janus Aspen Balanced Portfolio                                      0.00           0.83
Janus Aspen Enterprise Portfolio                                    0.00           0.93
Janus Aspen Worldwide Portfolio(8)                                  0.00           0.90
LVIP American Global Growth Fund(9)                                 0.00           1.56       -0.35       1.21
LVIP American Global Small Capitalization Fund(9)                   0.00           1.71       -0.31       1.40
LVIP American Growth Fund(9)                                        0.00           1.02       -0.03       0.99
LVIP American Growth-Income Fund(9)                                 0.00           1.01       -0.07       0.94
LVIP American International Fund(9)                                 0.00           1.31       -0.13       1.18
LVIP Baron Growth Opportunities Fund(10)                            0.00           1.34       -0.05       1.29
LVIP BlackRock Inflation Protected Bond Fund                        0.02           0.82
LVIP Capital Growth Fund                                            0.00           1.06
LVIP Cohen & Steers Global Real Estate Fund(11)                     0.00           1.35       -0.22       1.13
LVIP Columbia Value Opportunities Fund(12)                          0.00           1.51       -0.09       1.42
LVIP Delaware Bond Fund                                             0.00           0.74
LVIP Delaware Diversified Floating Rate Fund                        0.00           1.03
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(13)   0.03           1.21       -0.20       1.01
LVIP Delaware Growth and Income Fund                                0.00           0.77
LVIP Delaware Social Awareness Fund                                 0.00           0.82
LVIP Delaware Special Opportunities Fund                            0.00           0.83
LVIP Dimensional Non-U.S. Equity Fund(14)                           0.48           1.53       -0.50       1.03
LVIP Dimensional U.S. Equity Fund(14)                               0.29           1.34       -0.50       0.84
LVIP Global Income Fund(15)                                         0.00           1.05       -0.05       1.00
LVIP J.P. Morgan High Yield Fund(16)                                0.00           1.11       -0.04       1.07
LVIP Janus Capital Appreciation Fund(17)                            0.00           1.09       -0.08       1.01
LVIP MFS International Growth Fund(18)                              0.00           1.30       -0.05       1.25
LVIP MFS Value Fund                                                 0.00           0.96
LVIP Mid-Cap Value Fund(19)                                         0.00           1.33       -0.04       1.29
LVIP Mondrian International Value Fund                              0.00           1.10
LVIP Money Market Fund                                              0.00           0.67
LVIP SSgA Bond Index Fund(20)                                       0.01           0.75       -0.09       0.66
LVIP SSgA Conservative Index Allocation Fund(21)                    0.16           1.16       -0.55       0.61
LVIP SSgA Conservative Structured Allocation Fund(21)               0.17           0.85       -0.23       0.62
LVIP SSgA Developed International 150 Fund(22)                      0.00           1.18       -0.38       0.80

                                                                 Management                      Other
                                                                    Fees        12b-1 Fees      Expenses
                                                                  (before        (before        (before
                                                                    any            any            any
                                                                  waivers/       waivers/       waivers/
                                                                 reimburse-     reimburse-     reimburse-
                                                                   ments)   +     ments)   +     ments)   +
LVIP SSgA Emerging Markets 100 Fund(23)                          1.09   %       0.25   %       0.21   %
LVIP SSgA Global Tactical Allocation Fund                        0.25           0.25           0.14
LVIP SSgA International Index Fund(24)                           0.40           0.25           0.24
LVIP SSgA Large Cap 100 Fund(25)                                 0.52           0.25           0.07
LVIP SSgA Moderate Index Allocation Fund(21)                     0.25           0.25           0.27
LVIP SSgA Moderate Structured Allocation Fund(21)                0.25           0.25           0.07
LVIP SSgA Moderately Aggressive Index Allocation Fund(21)        0.25           0.25           0.21
LVIP SSgA Moderately Aggressive Structured Allocation
 Fund(21)                                                        0.25           0.25           0.10
LVIP SSgA Small/Mid Cap 200 Fund(26)                             0.69           0.25           0.12
LVIP SSgA S&P 500 Index Fund                                     0.22           0.25           0.08
LVIP SSgA Small-Cap Index Fund                                   0.32           0.25           0.12
LVIP T. Rowe Price Growth Stock Fund                             0.71           0.25           0.08
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                0.74           0.25           0.09
LVIP Templeton Growth Fund                                       0.73           0.25           0.10
LVIP Total Bond Fund(27)                                         0.25           0.25           0.55
LVIP Turner Mid-Cap Growth Fund(28)                              0.88           0.25           0.18
LVIP Vanguard Domestic Equity ETF Fund(29)                       0.25           0.25           0.55
LVIP Vanguard International Equity ETF Fund(29)                  0.25           0.25           0.55
LVIP Wells Fargo Intrinsic Value Fund(30)                        0.75           0.25           0.09
LVIP 2010 Profile Fund(31)                                       0.25           0.25           0.36
LVIP 2020 Profile Fund(31)                                       0.25           0.25           0.16
LVIP 2030 Profile Fund(31)                                       0.25           0.25           0.18
LVIP 2040 Profile Fund(31)                                       0.25           0.25           0.26
LVIP Conservative Profile Fund                                   0.25           0.25           0.05
LVIP Moderate Profile Fund                                       0.25           0.25           0.03
LVIP Moderately Aggressive Profile Fund                          0.25           0.25           0.04
MFS (Reg. TM) VIT Core Equity Series(32)                         0.75           0.25           0.26
MFS (Reg. TM) VIT Growth Series                                  0.75           0.25           0.10
MFS (Reg. TM) VIT Total Return Series(33)                        0.75           0.25           0.06
MFS (Reg. TM) VIT Utilities Series                               0.73           0.25           0.08
Neuberger Berman AMT Mid-Cap Growth Portfolio(34)                0.85           0.00           0.17
Neuberger Berman AMT Regency Portfolio(34)                       0.85           0.00           0.21
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(35)   0.74           0.25           0.04
Putnam VT Global Health Care Fund                                0.63           0.25           0.19
Putnam VT Growth & Income Fund                                   0.48           0.25           0.15



                                                                                                         Total
                                                                                                       Expenses
                                                                                  Total                 (after
                                                                                 Expenses     Total    Contractu
                                                                                 (before   Contractual    ua
                                                                  Acquired         any      waivers/   waivers/
                                                                    Fund         waivers/  reimburse-  reimburse
                                                                  Fees and      reimburse-    ments       e-
                                                                  Expenses  =     ments)    (if any)    ments)
LVIP SSgA Emerging Markets 100 Fund(23)                          0.00   %       1.55   %   -0.72   %   0.83   %
LVIP SSgA Global Tactical Allocation Fund                        0.63           1.27
LVIP SSgA International Index Fund(24)                           0.00           0.89       -0.03       0.86
LVIP SSgA Large Cap 100 Fund(25)                                 0.00           0.84       -0.18       0.66
LVIP SSgA Moderate Index Allocation Fund(21)                     0.17           0.94       -0.32       0.62
LVIP SSgA Moderate Structured Allocation Fund(21)                0.17           0.74       -0.12       0.62
LVIP SSgA Moderately Aggressive Index Allocation Fund(21)        0.18           0.89       -0.26       0.63
LVIP SSgA Moderately Aggressive Structured Allocation
 Fund(21)                                                        0.18           0.78       -0.15       0.63
LVIP SSgA Small/Mid Cap 200 Fund(26)                             0.00           1.06       -0.29       0.77
LVIP SSgA S&P 500 Index Fund                                     0.00           0.55
LVIP SSgA Small-Cap Index Fund                                   0.00           0.69
LVIP T. Rowe Price Growth Stock Fund                             0.00           1.04
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                0.00           1.08
LVIP Templeton Growth Fund                                       0.00           1.08
LVIP Total Bond Fund(27)                                         0.19           1.24       -0.50       0.74
LVIP Turner Mid-Cap Growth Fund(28)                              0.00           1.31       -0.08       1.23
LVIP Vanguard Domestic Equity ETF Fund(29)                       0.14           1.19       -0.50       0.69
LVIP Vanguard International Equity ETF Fund(29)                  0.26           1.31       -0.50       0.81
LVIP Wells Fargo Intrinsic Value Fund(30)                        0.00           1.09       -0.05       1.04
LVIP 2010 Profile Fund(31)                                       0.48           1.34       -0.31       1.03
LVIP 2020 Profile Fund(31)                                       0.49           1.15       -0.11       1.04
LVIP 2030 Profile Fund(31)                                       0.51           1.19       -0.13       1.06
LVIP 2040 Profile Fund(31)                                       0.53           1.29       -0.21       1.08
LVIP Conservative Profile Fund                                   0.65           1.20
LVIP Moderate Profile Fund                                       0.73           1.26
LVIP Moderately Aggressive Profile Fund                          0.76           1.30
MFS (Reg. TM) VIT Core Equity Series(32)                         0.00           1.26       -0.11       1.15
MFS (Reg. TM) VIT Growth Series                                  0.00           1.10
MFS (Reg. TM) VIT Total Return Series(33)                        0.00           1.06       -0.04       1.02
MFS (Reg. TM) VIT Utilities Series                               0.00           1.06
Neuberger Berman AMT Mid-Cap Growth Portfolio(34)                0.00           1.02
Neuberger Berman AMT Regency Portfolio(34)                       0.00           1.06
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(35)   0.12           1.15       -0.12       1.03
Putnam VT Global Health Care Fund                                0.00           1.07
Putnam VT Growth & Income Fund                                   0.00           0.88



(1) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2011 to April 30, 2012.

(2) Through April 30, 2012, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.39%). The agreement may be terminated with the consent of the fund's Board.

(3) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Service Class 2. These offsets may be discontinued at any time.

(5) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.11% for Service Class 2. These offsets may be discontinued at any time.

(6) The Fund's manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund" shown in the expense table in "Acquired fund fees and expenses"). This reduction will continue until at least
    April 30, 2012.

(7) The Fund's advisor has contractually agreed through April 30, 2012, to waive a portion of its advisory fees and or/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Operating Expenses of Series II shares to 1.45% of average daily net assets.

(8) The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period.

(9) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Feeder Fund and the Master Fund. Other Expenses are based on estimated amounts for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class II to the extent that the Other Expenses of the Feeder Fund exceed 0.10% of average daily net assets. The agreement will continue at least through April 30, 2012.

(10) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of the average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(11) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250 million of average net assets of the fund and 0.32% of the excess over $250 million of average daily nets assets of the fund. The agreement will continue at least through April 30, 2012.

(12) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.09% on the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012.

(13) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.98% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(14) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. Other Expenses are based on estimated amounts for the current fiscal year.

(15) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(16) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.07% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(17) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $150 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(18) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% on the first $400 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012.

(19) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of the first $25 million of average net assets of the Fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the Fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012

(20) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2012.

(21) Other Expenses and AFFE are based on estimated amounts for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(22) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(23) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the Fund and 0.76% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(24) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $500 million of average daily net assets of the fund and 0.05% of average daily net assets of the fund in excess of $500 million. The agreement will continue at least through April 30, 2012.

(25) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(26) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(27) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. Other Expenses are based on estimated amounts for the current fiscal year.

(28) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund; 0.10% on the first $25 million of average daily net assets of the fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2012.

(29) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. Other Expenses are based on estimated amounts for the current fiscal year.

(30) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $250 million of average daily net assets of the fund; 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2012.

(31) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(32) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that "Total Annual Fund Operating Expenses" do not exceed 1.15% annually. This written agreement will continue until modified by a vote of the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2012.

(33) Effective May 1, 2011, MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion to $3 billion until modified by a vote of the fund's Board of Trustees, but such agreement will continue until at least April 30, 2012.

(34) (NB) Neuberger Berman Management Inc. ("NBM") has undertaken through December 31, 2014 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Balanced, Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(35) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will be in effect through at least May 1, 2012 and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.



Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:




   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,464    $2,649    $3,693    $6,242


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $614   $1,849    $3,093    $6,242


For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, and Annuity Payouts, including Lincoln SmartIncomeSM Inflation, and Appendix C - 4LATER (Reg. TM) Guaranteed Income Benefit. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you have elected one of the following riders: Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.


What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments , bonus credits and persistency credits to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds. You may also allocate purchase payments to the fixed account.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.


What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value. See Charges and Other Deductions.


If you withdraw purchase payments, you pay a surrender charge from 0% to 8.50% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? When purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

A persistency credit of 0.0625% (or 0.05% on contracts issued before June 6, 2005 or later in some states) of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts - Persistency Credits.

We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. See also the Fixed Side of the Contract. Transfers from the fixed account may be subject to an interest adjustment.

What are Living Benefit Riders? Living Benefit riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders are the Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). You may elect i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit if your contract was purchased prior to June 30, 2009. For contracts purchased on or after June 30, 2009, the only available living benefit rider you may elect is i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit. If you own a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you will be subject to Investment Requirements. Excess withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in The Contracts - Living Benefit Riders and in Appendix C.



What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose.


What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit, and Appendix C - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is only available in contracts purchased prior to June 30, 2009.



What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.


Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.


Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.

These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.25%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Invesco, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


  o Capital Appreciation Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.

  o Core Equity Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.

  o International Growth Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.



American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.

     This fund is not available in contracts issued on or after November 15, 2010.



American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company

  o Global Growth Fund: Long-term growth.

     This fund is not available in contracts issued on or after November 15, 2010.

  o Global Small Capitalization Fund: Long-term growth.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth Fund: Long-term growth.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth-Income Fund: Long-term growth and income.
     This fund is not available in contracts issued on or after November 15, 2010.


  o International Fund: Long-term growth.

     This fund is not available in contracts issued on or after November 15, 2010.



BlackRock Variable Series Funds, Inc.,advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund: High total investment return.



Delaware VIP (Reg. TM)Trust, advised by Delaware Management Company*


  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and secondarily high current income. This fund is not available in contracts issued on or after November 15,
2010.

  o Limited-Term Diversified Income Series: Long-term total return.


  o REIT Series: Total return.

  o Small Cap Value Series: Capital appreciation.


  o Smid Cap Growth Series: Long-term capital appreciation.
     (formerly Trend Series)

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
     This fund is not available in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
     This fund is not available in contracts issued on or after June 4, 2007.



DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and subadvised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation Plus VIP Portfolio: Capital Appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR CO., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.


  o Equity-Income Portfolio: Reasonable income.
     This fund is not available in contracts issued on or after June 6, 2005.


  o Growth Portfolio: Capital appreciation.


  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, and the Templeton Global Bond Securities Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund: Maximize income.


  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

     This fund is not available in contracts issued on or after May 23, 2011.


  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: High current income.

     This fund is not available in contracts issued on or after June 30, 2009.


  o Templeton Growth Securities Fund: Long-term capital growth.

    (Subadvised by Templeton Asset Management Limited)
    This fund is not available in contracts issued on or after June 4, 2007.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Long-term growth balanced by current income.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio: Long-term growth.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Worldwide Portfolio: Long-term growth.
     This fund is not available in contracts issued on or after May 24, 2004.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP American Global Growth Fund: Long-term growth; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Global Small Capitalization Fund: Long-term growth; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth Fund: Long-term growth; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth-Income Fund: Long-term growth and income; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American International Fund: Long-term growth; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.


  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)


  o LVIP BlackRock Inflation Protected Bond Fund: Real return.
     (Subadvised by BlackRock Financial Management, Inc.)


  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total Return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund: Current income.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

     This fund is not available in contracts issued on or after May 23, 2011.


  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 23, 2011. Consult your financial advisor.


  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP J.P Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management, Inc.)


  o LVIP Janus Capital Appreciation Fund: Long-term growth.
     (Subadvised by Janus Capital Management LLC)


  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Subadvised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Aggregate Bond Index (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP Wilshire Aggressive Profile Fund)


  o LVIP SSgA International Index Fund: Replicate broad foreign index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderate Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)


  o LVIP Total Bond Fund: Total return consistent with capital appreciation. This fund will be available on or about May 23, 2011. Consult your financial advisor.


  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)


  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Wells Fargo Intrinsic Value Fund: Income.
    (Subadvised by Metropolitan West Capital Management)
     This fund is only available in contracts issued on or after June 6, 2005.

  o LVIP 2010 Profile Fund: Total return; a fund of funds.
    (formerly LVIP Wilshire 2010 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP 2020 Profile Fund: Total return; a fund of funds.
    (formerly LVIP Wilshire 2020 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP 2030 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2030 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP 2040 Profile Fund: Total return; a fund of funds.
    (formerly LVIP Wilshire 2040 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Conservative Profile Fund: Current income; a fund of funds. (formerly LVIP Wilshire Conservative Profile Fund)

  o LVIP Moderate Profile Fund: Growth and income; a fund of funds. (formerly LVIP Wilshire Moderate Profile Fund)

  o LVIP Moderately Aggressive Profile Fund: Growth and income; a fund of funds.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company


  o Core Equity Series: Capital appreciation.
     This fund is not available in contracts issued on or after June 6, 2005.


  o Growth Series: Capital appreciation.


  o Total Return Series: Total return.
     This fund is not available in contracts issued on or after May 23, 2011.


  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC


  o Mid-Cap Growth Portfolio: Capital appreciation.
     This fund is not available in contracts issued on or after June 4, 2007.

  o Regency Portfolio: Long-term growth.
     This fund is not available in contracts issued on or after June 4, 2007.

PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC and subadvised by Putnam Investments Limited.


  o Global Health Care Fund: Capital appreciation.
     This fund is not available in contracts issued on or after May 24, 2004.

  o Growth & Income Fund: Capital growth and current income.
     This fund is not available in contracts issued on or after May 24, 2004.

*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:



                                        With Estate Enhancement
                                        Benefit Rider (EEB)
                                        -------------------------
o   Mortality and expense risk charge            1.90%
o   Administrative charge                        0.10%
                                                  ----
o   Total annual charge for each
    subaccount*                                  2.00%



    Enhanced Guaranteed   Guarantee of
    Minimum Death         Principal Death
    Benefit (EGMDB)       Benefit          Account Value Death Benefit
    --------------------- ---------------- ----------------------------
o          1.70%               1.45%                  1.40%
o          0.10%               0.10%                  0.10%
            ----                ----                   ----
o
           1.80%               1.55%                  1.50%



*For contracts purchased before June 6, 2005, (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.80%; EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A.



Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:

                                                    Number of contract anniversaries since
                                                         purchase payment was invested
                                            -------------------------------------------------------
                                             0       1       2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th8.50%   8.50%   8%   7%   6%   5%   4%   3%   2%   0%
      surrendered or withdrawn purchase
      payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;
 o Purchase payments that have been invested in the contract for at least 12 months when used in the calculation of the initial benefit payment to be made under an annuity payout option, other than the i4LIFE (Reg. TM) Advantage option;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any purchase payments as a result of the admittance of the contractowner to an accredited nursing home or equivalent health care facility, if such purchase payments were received by us more than 12 months prior to the admittance, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender of the contract as a result of the death of the contractowner or annuitant;
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested for any contract issued to selling group individuals. For selling group individuals, a reduced schedule of surrender charges applies;
 o A surrender or annuitization of bonus credits and persistency credits;
 o Purchase payments when used in the calculation of the initial Account Value under the i4LIFE (Reg. TM) Advantage option;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;

 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.


For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from bonus credits.

3. On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and persistency credits until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to selling group individuals.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or
(b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Appendix C - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments and bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.


Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.


The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus Option riders are no longer available for purchase as of June 30, 2009.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for Riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See Appendix C - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because bonus credits increase the Guaranteed Amount, bonus credits also increase the amount we deduct for the cost of the Rider. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments (and bonus credits) made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase as of June 30, 2009.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment and any bonus credit or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value.


Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


The 4LATER (Reg. TM) Rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value (initial purchase payment or contract value on the effective date of i4LIFE (Reg. TM) Advantage). The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.20% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Access Period and Periodic Income Commencement Date. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.85% (2.70% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.90% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of the prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is only available for purchase in contracts issued prior to June 30, 2009.

4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% for the i4LIFE (Reg. TM) Account Value death benefit; 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.85% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.


After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.45% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.70% for the i4LIFE (Reg. TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.


The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).



After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


The Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers is no longer available for purchase in contracts issued after June 30, 2009.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge
(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

*A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract or an additional bonus credit may be paid.. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o sales to selling group individuals,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home office, an initial purchase payment and its corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.



Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not equal or exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.



Bonus Credits

In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract. For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The amount of any bonus credit applied to the contract will be noted on the confirmation sent after each purchase payment. The bonus credit percentage is based on the owner's investment at the time each purchase payment is made according to the following scale:


Owner's Investment           Bonus Credit %
---------------------------- ---------------
  Less than $100,000  .           3.0%
  $100,000-$999,999  .            4.0%
  $1,000,000 or greater  .        5.0%

On or after May 1, 2008, owner's investment is defined as the sum of:

1. the current contract values (including the contract values of the contract into which the purchase payment is being added) as of the most recent valuation date prior to the date the purchase payment is submitted to us for any of the individual Lincoln Life nonqualified annuity contracts owned by you, your spouse, and any of your children under the age of 21, as well as any other individual Lincoln Life variable annuity contracts that may be available by us in the future for this purpose; plus

2. the amount of the current purchase payment made into the contract.

If you, your spouse, or any of your children under the age of 21 are named the annuitant under any contract under (1) above, and the owner is a non-natural owner (for example: a corporation or a trust), then you may include these account values in the calculation of the owner's investment for nonqualified contracts.

Prior to May 1, 2008, the owner's investment at the time of a purchase payment is equal to the sum of (1) all prior purchase payments made to your contract; plus (2) the current purchase payment made to your contract; minus (3) all prior withdrawals of purchase payments from your contract.

At the time you make a purchase payment you are responsible for providing us with the current contract values of the individual Lincoln Life nonqualified variable annuities that you, your spouse or your children under the age of 21 own in order to be included in the calculation of the Owner's Investment. You or your broker dealer representative may ascertain the current contract values for those contracts by contacting us through the telephone, internet or other electronic means. You or your broker dealer representative may then indicate the amount of contract values that may be used in calculating the amount of the owner's investment when submitting the purchase payment to us. If upon review of the current contract values provided to us we determine that the amounts are inaccurate we will contact you and request that you provide us written documentation to substantiate the amount of the contract values provided by you or your broker dealer representative. See the listing at the end of this prospectus of all eligible variable annuity contracts that may be included in the owner's investment. We reserve the right to add or remove annuity contracts as being eligible to be included in the owner's investment as our business needs may dictate. If we make a change to the eligible annuity contracts listing we will notify you no more than annually by updating the prospectus.

Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with contract values for only nonqualified contracts.

During the first contract year if you make any purchase payment(s) after the initial purchase payment ("subsequent purchase payment"), we may add a bonus credit ("additional bonus credit") to the contract that is in addition to any bonus credit that was previously added to the contract and the bonus credit that is added due to the subsequent purchase payment. The additional bonus credit will be added to the contract if the subsequent purchase payment increases the owner's investment to a dollar level that qualifies for a higher bonus credit percentage than the bonus credit percentage that any prior purchase payments qualified for. The additional bonus credit will be added to your contract at the time the subsequent purchase payment is made. The bonus credit percentage for the additional bonus credit will be the difference between the higher bonus credit percentage that the subsequent purchase payment qualifies for and the bonus credit percentage that the prior purchase payments qualified for. We will then multiply the sum of all prior first year purchase payments by this bonus credit percentage to determine the amount of the additional bonus credit. You may receive more than one additional bonus credit during the first contract year as we will add an additional bonus credit anytime a subsequent purchase payment increases the amount of the total purchase payments to an amount that qualifies for a higher bonus credit percentage.

We offer a variety of variable annuity contracts. The amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


Persistency Credits

Contractowners will receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 14 years, by 0.0625% (or 0.05% on contracts issued before June 6, 2005 or later in some states). This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available. Corresponding bonus credits will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocated purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.


If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.


The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.


The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. Currently, there is no charge for a transfer. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.


A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.


Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable. For a description of the interest adjustment, see the Fixed Side of the Contract - Interest Adjustment.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.


As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM)is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy or contract administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.


The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. Beginning May 1, 2010, this service will no longer be available unless the contractowner has enrolled in this service prior to this date. You specifiy the applicable subaccounts, the baseline amount and the interval period.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.



Asset Allocation Models


The asset allocation models discussed below are not available for contracts purchased on or after November 15, 2010.


Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements and Appendix C - Discontinued Living Benefit Riders..

At this time, the available models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in three equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.

 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in three equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in seven equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.

 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.



If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.


You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.


Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005, (or later in those states that have not approved the contract changes) may select the Account Value Death Benefit If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. No additional death benefit is provided. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)


Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments is reduced by the sum of all withdrawals.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and bonus credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states) you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage); or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments and bonus credits made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

General Death Benefit Information


Only one of these death benefits may be in effect at any one time and these benefits terminate if you elect i4LIFE (Reg. TM) Advantage (which provides a death benefit) or you elect an annuitization option.


If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.


If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the EEB death benefit will be reduced to the EGMDB for a total annual charge of 1.80% or 1.60% for contracts issued before June 6, 2005.


The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM)account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



Investment Requirements

If you purchased a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you are subject to Investment Requirements, which means you are limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchased and the date of purchase will determine which Investment Requirements Option applies to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchased i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you are not subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.


Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchased the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchased. If you have not elected a Living Benefit rider, the Investment Requirements will not apply to your contract.




                                                                                                       YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage                  Between February 19, 2008 and January 19, 2009   Option 2
                                                     On or after January 20, 2009                     Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                          N/A
                                                     April 10, 2006 through January 19, 2009          Option 1
                                                     On or after January 20, 2009                     Option 3
4LATER (Reg. TM) Advantage                           April 10, 2006 through January 19, 2009          Option 1
                                                     On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                          N/A
Benefit (v.1)                                        On or after April 10, 2006                       Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income    April 10, 2006 through January 19, 2009          Option 1
Benefit (v.2)                                        On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between October 6, 2008 and January 19, 2009     Option 2
Benefit (v.3)                                        On or after January 20, 2009                     Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    On or after November 15, 2010                    Option 3
Benefit (v.4)



Investment Requirements - Option 1


No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):
o AllianceBernstein VPS Global Thematic Growth Portfolio

o AllianceBernstein VPS International Value Portfolio
o AllianceBernstein VPS Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund

o Delaware VIP (Reg. TM) Emerging Markets Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) REIT Series
o Delaware VIP (Reg. TM) Small Cap Value Series
o Delaware VIP (Reg. TM) Smid Cap Growth Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Mid-Cap Portfolio

o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Income Securities Fund
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Mutual Shares Securities Fund
o FTVIPT Templeton Growth Securities Fund
o Invesco V.I. International Growth Fund
o Janus Aspen Enterprise Portfolio
o Janus Aspen Worldwide Portfolio
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Columbia Value Opportunities Fund
o LVIP Delaware Foundation Aggressive Allocation Fund

o LVIP Delaware Special Opportunities Fund
o LVIP Dimensional Non-U.S. Equity Fund
o LVIP MFS International Growth Fund

o LVIP Mid-Cap Value Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o LVIP Turner Mid-Cap Growth Fund

o LVIP Vanguard International Equity ETF Fund
o LVIP 2040 Profile Fund

o MFS VIT Growth Series
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Neuberger Berman AMT Regency Portfolio
o Putnam VT Global Health Care Fund


All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation Plus VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.


You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Delaware VIP Limited-Term Diversified Income Series subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                     Group 2
Investments must be at least 25% of contract value          Investments cannot exceed 75% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other investment options except as discussed below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) High Yield Series
4. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP BlackRock Inflation Protected Bond Fund
7. LVIP Delaware Bond Fund
8. LVIP Delaware Diversified Floating Rate Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund
11. LVIP Total Bond Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                            -----------------------------------------------------------------
Account Value
-----------------------------------------------------------
1. Delaware VIP (Reg. TM) REIT Series
2. DWS Alternative Asset Allocation Plus VIP Portfolio
3. LVIP SSgA Emerging Markets 100 Fund



To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your contract value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) High Yield Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP 2030 Profile Fund oLVIP 2040 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                     Group 2
Investments must be at least 30% of contract value          Investments cannot exceed 70% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other funds except as described below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Global Income Fund
9. LVIP SSgA Bond Index Fund
10. LVIP Total Bond Fund

Group 3
Investments cannot exceed 10% of contract value or
Account Value
-------------------------------------------------------
1. Delaware VIP (Reg. TM) Emerging Markets Series
2. LVIP SSgA Emerging Markets 100 Fund
3. Delaware VIP (Reg. TM) REIT Series
4. LVIP Cohen & Steers Global Real Estate Fund
5. MFS VIT Utilities Series
6. AllianceBernstein VPS Global Thematic Growth
Portfolio
7. DWS Alternative Asset Allocation Plus VIP Portfolio


To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above. These models are not available for contracts purchased on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your Rider Continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Living Benefit Riders

For contracts purchased on or after June 30, 2009, the following optional Living Benefit riders described in this prospectus will no longer be available for election:
 o Lincoln Lifetime IncomeSM Advantage
 o Lincoln Lifetime IncomeSM Advantage Plus
 o Lincoln SmartSecurity (Reg. TM) Advantage
 o 4LATER (Reg. TM) Advantage
 o i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit

For contracts purchased prior to June 30, 2009, contractowners will have the option to elect i4LIFE (Reg. TM) Advantage in the future with the version of the Guaranteed Income Benefit available at the time of the election, if any. We reserve the right to discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.

i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit will continue to be available for purchase by both new and existing contractowners.

Appendix C to this prospectus provides a detailed description of the following Living Benefit riders: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, and 4LATER (Reg. TM) Advantage.


Before electing to drop an existing Living Benefit rider you should consider that you will no longer be able to repurchase that rider or any other Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit and, for contracts purchased before June 30, 2009, with the Guaranteed Income Benefit, if available). You should consider whether you will be eligible to purchase i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) which is currently only available for contracts with contract values of at least $50,000 and before an annuity payment option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 (qualified contracts) or age 95 (non-qualified contracts).You should also consider whether the features of i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) will be sufficient to meet your future income needs. Contractowners might consider purchasing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit if they need an income program that provides periodic variable income payments for life, with a minimum payout floor, the ability to make withdrawals during a defined period of time (Access Period) and a death benefit during the Access Period. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit uses a different annuity factor to calculate payments and contractowners might consider other annuity payment options if their annuity payments would be higher. Please refer to the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit section of this prospectus for more details. Before deciding to drop an existing rider you should consult with your broker dealer representative.



i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. If your contract was purchased prior to June 30, 2009, you may also purchase the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (if available) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit option under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected the EEB Death Benefit, you must elect a new death benefit. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners with the Account Value death benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg.
TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.

We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life (if living);
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is in effect during the Access Period and will be equal to the greater of:
 o the Account Value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

     Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is available during the Access Period. This benefit is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
 o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and bonus credits and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.


If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.


For contracts purchased on or after June 30, 2009, i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is not available for election. For contracts purchased prior to June 30, 2009, contractowners will have the option to elect i4LIFE (Reg. TM) Advantage with the then current version of the Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of Appendix C for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSMAdvantage rider.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages of the Account Value and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit




Age                     Percent of Account Value or Guaranteed Amount*
-------------------    -----------------------------------------------
  Under 40             2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%



*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the contract value) to calculate the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value.) This payment will be made from the variable subaccounts on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each periodic income commencement date anniversary starting on the first periodic income commencement date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the periodic income commencement date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated regular income payment. See The Contracts- i4LIFE (Reg. TM) Advantage-Regular income payments during the Access Period for a discussion of recalculation of the regular income payment.





8/1/2010 Amount of initial regular income payment:                                  $  5,051
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):        $100,000
8/1/2010 Initial Guaranteed Income Benefit (4% times $100,000 Account Value):       $  4,000
8/1/2011 Recalculated regular income payment:                                       $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                   $  4,500



The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated regular income payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a living benefit rider) on contracts purchased prior to June 30, 2009. For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or secondary life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the contract value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.





         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $120,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial regular income payment:                          $  5,992    per year
         Initial Guaranteed Income Benefit (5% x $120,000                   $  6,000
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):



Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, the Guaranteed Amount will not be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or secondary life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 90 (age 85 versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you have elected i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit and the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after October 6, 2008, the minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90.


If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your regular income payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the regular income payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSMAdvantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


Availability. The Guaranteed Income Benefit (version 4) will be available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts issued prior to June 30, 2009. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.


The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.


The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

1. The CPI is discontinued, delayed, or otherwise not available for this use;
or

2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the Rider per the terms of the termination provisions of Rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the Rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the Rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:

     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.

Continuing this example for the next year's adjustment:

     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the Rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the Rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the Rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700


The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the Rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:



     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 -($4,800 x             $    4,706
  .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the annuity commencement date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options - General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:
 a. the current Reserve Value as of the date due proof of death is received by us; or
b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:



  7/15/2009   Initial Reserve Value                                              $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10        $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value             $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment
              ($90,000 - $45,000 = $45,000)

  8/6/2010   Death of a contractowner
             Death benefit is greater of
              a) current Reserve Value ($45,000);or
              b) initial Reserve Value minus Scheduled Payment
               ($100,000 - $45,000 = $55,000)
  8/5/2010   Death benefit paid                                  $55,000


If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

 1. Terminate the contract and receive the death benefit, if any in a lump-sum;
or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination.

You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the Rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the Rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                                         $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10                   $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value                        $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
              $45,000 = $45,000)
  8/6/2010    Unscheduled Payment                                                           $ 45,000
              Reserve Value                                                                 $      0

     Reserve Value is reduced to zero which results in termination of the rider
     Initial Reserve Value is greater than payments received
     [$100,000 > ($45,000 + $45,000) = $90,000]
     Final payment made to holder of rights of ownership                          $10,000

General Information


Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less any surrender charges on purchase payments made within twelve months of annuitization and applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments, bonus credits and persistency credits allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.


ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and its corresponding bonus credit allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment and its corresponding bonus credit will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment


Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or regular income payments under i4LIFE (Reg.
TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege).
 o on the expiration date of a guaranteed period.
 o as a result of the death of the contractowner or annuitant.
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:


    (1+A)n      -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.


If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.

Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.




Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.00% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.00% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves.

LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2010 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value or if your contract has Lincoln Lifetime IncomeSM Advantage 2.0 and your Income Base immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.



For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.



State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:











                Statement of Additional Information Request Card
                     Lincoln ChoicePlus AssuranceSM (Bonus)
                    Lincoln Life Variable Annuity Account N










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (Bonus).


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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                        with EBB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
AllianceBernstein VPS Global Thematic Growth
2003  .       6.599      9.320       80,927        2.753     3.896       3,859       10.775    12.996      12,917
2004  .       9.320      9.620           39        3.896     4.029          39       12.996    13.454          44
2005  .       9.620      9.793           69        4.029     4.110          58       13.454    13.737          49
2006  .       9.793     10.424           74        4.110     4.384          57       13.737    14.667          47
2007  .      10.424     12.276           78        4.384     5.173         137       14.667    17.323          57
2008  .      12.276      6.334           73        5.173     2.674          89       17.323     8.965          32
2009  .       6.334      9.526           23        2.674     4.030          83        8.965    13.524          37
2010  .       9.526     11.095           23        4.030     4.704          77       13.524    15.799          24
---------    ------     ------       ------        -----     -----       -----       ------    ------      ------
AllianceBernstein VPS Growth and Income
2003  .       7.897     10.253       21,917        7.884    10.256     153,515       10.758    12.018     125,873
2004  .      10.253     11.200           57       10.256    11.226         480       12.018    13.167         614
2005  .      11.200     11.506           55       11.226    11.556         616       13.167    13.568         796
2006  .      11.506     13.220           52       11.556    13.304         530       13.568    15.636         757
2007  .      13.220     13.615           46       13.304    13.729         479       15.636    16.152         620
2008  .      13.615      7.930           30       13.729     8.013         423       16.152     9.436         527
2009  .       7.930      9.374           17        8.013     9.490         316        9.436    11.187         471
2010  .       9.374     10.385           13        9.490    10.535         265       11.187    12.431         397
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
AllianceBernstein VPS Large Cap Growth
2003  .       N/A         N/A         N/A          4.250     5.160      14,733       10,384    11,498      18,877
2004  .       9.832     10.462            1*       5.160     5.502          60       11.498    12.272          40
2005  .      10.462     11.801            2        5.502     6.218          69       12.272    13.884          70
2006  .      11.801     11.516            2        6.218     6.080          22       13.884    13.589          53
2007  .      11.516     12.851            1*       6.080     6.798          20       13.589    15.210          30
2008  .      12.851      7.596            1*       6.798     4.026          19       15.210     9.017          21
2009  .       7.596     10.228            1*       4.026     5.432          22        9.017    12.179          15
2010  .      10.228     11.033            1*       5.432     5.872          22       12.179    13.177          12
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
AllianceBernstein VPS International Value
2006  .       N/A         N/A         N/A          9.595    11.846          31        9.314    11.854          53
2007  .      12.196     12.269            3       11.846    12.309          85       11.854    12.327         198
2008  .      12.269      5.629            1*      12.309     5.659          84       12.327     5.673         104
2009  .       5.629      7.429            1*       5.659     7.482          44        5.673     7.508          73
2010  .       7.429      7.610            1*       7.482     7.680          43        7.508     7.715          46
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
AllianceBernstein VPS Small/Mid Cap Value
2003  .      10.915     15.104       26,525       10.943    15.174      15,598       10.659    13.131      20,773
2004  .      15.104     17.664           43       15.174    17.781          66       13.131    15.402         127
2005  .      17.664     18.500           38       17.781    18.660         102       15.402    16.179         199
2006  .      18.500     20.750           36       18.660    20.971         102       16.179    18.202         188
2007  .      20.750     20.692           35       20.971    20.954          88       18.202    18.205         111
2008  .      20.692     13.058           33       20.954    13.250          65       18.205    11.523         130
2009  .      13.058     18.295           14       13.250    18.602          67       11.523    16.193         124
2010  .      18.295     22.747           13       18.602    23.174          56       16.193    20.194         113
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
American Century Investments VP Inflation Protection Fund
2004  .       9.948     10.395           21       10.000    10.407         341       10.012    10.414         248
2005  .      10.395     10.368           30       10.407    10.402         572       10.414    10.419         701
2006  .      10.368     10.344           22       10.402    10.398         549       10.419    10.425         681
2007  .      10.344     11.125           20       10.398    11.206         480       10.425    11.246         520
2008  .      11.125     10.752           22       11.206    10.851         468       11.246    10.901         527
2009  .      10.752     11.641           16       10.851    11.772         439       10.901    11.839         519
2010  .      11.641     12.016           12       11.772    12.176         397       11.839    12.257         499
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------

                       with EBB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
American Funds Global Growth Fund
2004  .      10.082    11.256           2       10.000    11.269          45      10.083    11.276           29
2005  .      11.256    12.611           3       11.269    12.652         105      11.276    12.672           89
2006  .      12.611    14.916           6       12.652    14.994          72      12.672    15.033          118
2007  .      14.916    16.826           5       14.994    16.947          82      15.033    17.008          113
2008  .      16.826    10.181           5       16.947    10.275          85      17.008    10.323          149
2009  .      10.181    14.230           4       10.275    14.390          75      10.323    14.471          146
2010  .      14.230    15.618           4       14.390    15.825          63      14.471    15.930          128
---------    ------    ------           -       ------    ------         ---      ------    ------          ---
American Funds Global Small Capitalization Fund
2003  .       8.845    13.338      31,822        5.667     8.562      52,367      11.531    14.139       36,330
2004  .      13.338    15.836          25        8.562    10.186         176      14.139    16.837          178
2005  .      15.836    19.496          47       10.186    12.566         336      16.837    20.791          241
2006  .      19.496    23.755          49       12.566    15.341         328      20.791    25.408          244
2007  .      23.755    28.330          47       15.341    18.333         341      25.408    30.394          225
2008  .      28.330    12.932          45       18.333     8.385         262      30.394    13.916          204
2009  .      12.932    20.487          22        8.385    13.311         238      13.916    22.112          157
2010  .      20.487    24.632          22       13.311    16.036         216      22.112    26.665          113
---------    ------    ------      ------       ------    ------      ------      ------    ------       ------
American Funds Growth Fund
2003  .       8.023    10.780      91,692        5.322     7.165     581,694      10.775    12.322      389,491
2004  .      10.780    11.911         120        7.165     7.933       2,078      12.322    13.655        2,005
2005  .      11.911    13.593         186        7.933     9.071       2,736      13.655    15.630        2,495
2006  .      13.593    14.715         169        9.071     9.839       2,609      15.630    16.971        2,430
2007  .      14.715    16.237         191        9.839    10.878       2,263      16.971    18.782        2,053
2008  .      16.237     8.935         132       10.878     5.998       1,990      18.782    10.367        1,788
2009  .       8.935    12.234          72        5.998     8.229       1,723      10.367    14.237        1,459
2010  .      12.234    14.260          61        8.229     9.612       1,423      14.237    16.646        1,156
---------    ------    ------      ------       ------    ------     -------      ------    ------      -------
American Funds Growth-Income Fund
2003  .       8.443    10.982     113,724        8.459    11.024     429,950      10.819    12.296      458,192
2004  .      10.982    11.905         240       11.024    11.975       1,556      12.296    13.370        2,298
2005  .      11.905    12.375         365       11.975    12.472       1,832      13.370    13.939        2,766
2006  .      12.375    14.002         425       12.472    14.140       1,688      13.939    15.819        2,634
2007  .      14.002    14.446         293       14.140    14.617       1,445      15.819    16.370        2,321
2008  .      14.446     8.818         219       14.617     8.940       1,270      16.370    10.022        1,924
2009  .       8.818    11.366         151        8.940    11.547       1,022      10.022    12.958        1,603
2010  .      11.366    12.439         136       11.547    12.663         878      12.958    14.223        1,363
---------    ------    ------     -------       ------    ------     -------      ------    ------      -------
American Funds International Fund
2003  .       8.546    11.319      12,626        5.196     6.896     213,360      10.931    13.203       92,440
2004  .      11.319    13.265          45        6.896     8.098         757      13.203    15.519          682
2005  .      13.265    15.830          51        8.098     9.683         993      15.519    18.576          965
2006  .      15.830    18.498          54        9.683    11.338         973      18.576    21.772          945
2007  .      18.498    21.806          38       11.338    13.392         831      21.772    25.742          845
2008  .      21.806    12.395          27       13.392     7.628         710      25.742    14.676          731
2009  .      12.395    17.418          22        7.628    10.740         634      14.676    20.685          531
2010  .      17.418    18.344          19       10.740    11.334         571      20.685    21.852          423
---------    ------    ------     -------       ------    ------     -------      ------    ------      -------
Blackrock Global Allocation VI
2009  .      11.293    11.558           1*      10.086    11.573          64      10.118    11.580           83
2010  .      11.558    12.460           1*      11.573    12.501         106      11.580    12.521          111
---------    ------    ------     -------       ------    ------     -------      ------    ------      -------
Delaware VIP (Reg. TM) Diversified Income Series
2004  .      10.197    10.862          14       10.000    10.875         237      10.043    10.881          280
2005  .      10.862    10.605          15       10.875    10.639         536      10.881    10.656          741
2006  .      10.605    11.204           6       10.639    11.263         561      10.656    11.292          780
2007  .      11.204    11.820           1*      11.263    11.906         519      11.292    11.949          749
2008  .      11.820    11.041           1*      11.906    11.143         505      11.949    11.194          821
2009  .      11.041    13.735           6       11.143    13.889         628      11.194    13.967          877
2010  .      13.735    14.551           5       13.889    14.744         497      13.967    14.842          803
---------    ------    ------     -------       ------    ------     -------      ------    ------      -------

                       with EBB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .      20.222    23.491           3       14.430    19.378          34       10.103    13.576         100
2005  .      23.491    29.327          29       19.378    24.241         107       13.576    17.000         229
2006  .      29.327    36.526           5       24.241    30.253         122       17.000    21.237         209
2007  .      36.526    49.690           5       30.253    41.238         120       21.237    28.977         188
2008  .      49.690    23.579           3       41.238    19.608         101       28.977    13.792         165
2009  .      23.579    41.147           3       19.608    34.285          98       13.792    24.140         114
2010  .      41.147    47.773           2       34.285    39.886          86       24.140    28.111         118
---------    ------    ------          --       ------    ------         ---       ------    ------         ---
Delaware VIP (Reg. TM) High Yield Series
2003  .       9.928    12.541      19,329        8.435    10.676      67,894       10.265    11.078     154,629
2004  .      12.541    14.045          32       10.676    11.980         340       11.078    12.443         619
2005  .      14.045    14.256          29       11.980    12.184         404       12.443    12.668         804
2006  .      14.256    15.708          26       12.184    13.453         349       12.668    14.001         730
2007  .      15.708    15.821          21       13.453    13.576         316       14.001    14.144         623
2008  .      15.821    11.743          14       13.576    10.097         317       14.144    10.530         695
2009  .      11.743    17.145          13       10.097    14.771         334       10.530    15.419         645
2010  .      17.145    19.350          11       14.771    16.705         247       15.419    17.455         597
---------    ------    ------      ------       ------    ------      ------       ------    ------     -------
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A        N/A        N/A         10.000     9.973           5        9.856     9.930          82
2006  .       N/A        N/A        N/A          9.973    10.240           2        9.930    10.206          31
2007  .       N/A        N/A        N/A         10.240    10.504          33       10.206    10.479          32
2008  .      10.366    10.147           4       10.504    10.270          71       10.479    10.256          57
2009  .      10.147    11.220          49       10.270    11.379         137       10.256    11.375         191
2010  .      11.220    11.494          53       11.379    11.680          94       11.375    11.687         200
---------    ------    ------      ------       ------    ------      ------       ------    ------     -------
Delaware VIP (Reg. TM) REIT Series
2003  .      10.641    13.976      12,993       11.729    15.436      47,570       10.397    12.197     106,643
2004  .      13.976    17.994          31       15.436    19.913         294       12.197    15.751         563
2005  .      17.994    18.885          33       19.913    20.941         349       15.751    16.581         682
2006  .      18.885    24.544          34       20.941    27.270         315       16.581    21.613         637
2007  .      24.544    20.688          30       27.270    23.032         233       21.613    18.273         422
2008  .      20.688    13.149          24       23.032    14.668         180       18.273    11.649         345
2009  .      13.149    15.915          21       14.668    17.790         149       11.649    14.142         279
2010  .      15.915    19.791          19       17.790    22.166         137       14.142    17.639         251
---------    ------    ------      ------       ------    ------      ------       ------    ------     -------
Delaware VIP (Reg. TM) Small Cap Value Series
2003  .      10.165    14.144      37,683       12.004    16.735      43,212       10.841    13.168      72,002
2004  .      14.144    16.831          62       16.735    19.955         179       13.168    15.716         409
2005  .      16.831    18.043          92       19.955    21.435         293       15.716    16.899         579
2006  .      18.043    20.537          56       21.435    24.445         274       16.899    19.292         538
2007  .      20.537    18.791          50       24.445    22.412         223       19.292    17.705         439
2008  .      18.791    12.906          50       22.412    15.424         195       17.705    12.197         313
2009  .      12.906    16.677          32       15.424    19.970         140       12.197    15.808         258
2010  .      16.677    21.607          31       19.970    25.926         117       15.808    20.542         200
---------    ------    ------      ------       ------    ------      ------       ------    ------     -------
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2003  .       8.900    11.783      78,462        5.081     6.740     131,452       10.831    12.550     104,309
2004  .      11.783    12.998          51        6.740     7.450         501       12.550    13.886         438
2005  .      12.998    13.483          75        7.450     7.744         499       13.886    14.447         488
2006  .      13.483    14.214          76        7.744     8.180         446       14.447    15.276         457
2007  .      14.214    15.420          72        8.180     8.892         316       15.276    16.623         347
2008  .      15.420     8.048          65        8.892     4.650         238       16.623     8.701         271
2009  .       8.048    12.202          26        4.650     7.065         229        8.701    13.233         218
2010  .      14.487    16.382          24        8.401     9.503         246       15.747    17.819         162
---------    ------    ------      ------       ------    ------     -------       ------    ------     -------
Delaware VIP (Reg. TM) US Growth Series
2003  .       8.083     9.794       7,503        8.106     9.841      94,247       10.590    11.469      66,976
2004  .       9.794     9.911          24        9.841     9.978         273       11.469    11.640         331
2005  .       9.911    11.137          26        9.978    11.235         243       11.640    13.119         326
2006  .      11.137    11.163          24       11.235    11.284         187       13.119    13.190         298
2007  .      11.163    12.321          16       11.284    12.479         170       13.190    14.601         255
2008  .      12.321     6.915          10       12.479     7.017         136       14.601     8.219         198
2009  .       6.915     9.708           8        7.017     9.872         139        8.219    11.574         173
2010  .       9.708    10.826           4        9.872    11.031         116       11.574    12.946         140
---------    ------    ------      ------       ------    ------     -------       ------    ------     -------

                        with EBB                            with EGMDB                           with GOP
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP (Reg. TM) Value Series
2003  .       8.225     10.348        6,290        8.692     10.959        2,740       10.831    12.049      29,534
2004  .      10.348     11.646           18       10.959     12.358           69       12.049    13.601         113
2005  .      11.646     12.101           14       12.358     12.866          253       13.601    14.175         215
2006  .      12.101     14.713           11       12.866     15.675          246       14.175    17.286         269
2007  .      14.713     14.018            7       15.675     14.964          260       17.286    16.519         250
2008  .      14.018      9.146            5       14.964      9.783          218       16.519    10.810         182
2009  .       9.146     10.568            5        9.783     11.327          256       10.810    12.529         135
2010  .      10.568     11.971            4       11.327     12.855          169       12.529    14.234         124
---------    ------     ------        -----       ------     ------        -----       ------    ------      ------
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A         N/A         N/A          N/A         N/A         N/A         10.895    11.493           4
2010  .       N/A         N/A         N/A         11.491     12.683            3       11.493    12.698          20
---------    ------     ------        -----       ------     ------        -----       ------    ------      ------
DWS VIP Equity 500 Index
2003  .      10.879     12.018        2,752       10.730     12.033        7,232       10.680    12.040      68,765
2004  .      12.018     13.021           19       12.033     13.064          114       12.040    13.085         241
2005  .      13.021     13.354            8       13.064     13.424          141       13.085    13.459         281
2006  .      13.354     15.115            9       13.424     15.225          128       13.459    15.280         210
2007  .      15.115     15.593            9       15.225     15.737          123       15.280    15.810         178
2008  .      15.593      9.596            9       15.737      9.704          105       15.810     9.759         143
2009  .       9.596     11.878           10        9.704     12.036           97        9.759    12.116         114
2010  .      11.878     13.360           10       12.036     13.565           89       12.116    13.669         109
---------    ------     ------        -----       ------     ------        -----       ------    ------      ------
DWS VIP Small Cap Index
2003  .      11.700     13.514       63,190       11.582     13.531        1,433       11.182    13.539      30,375
2004  .      13.514     15.593           33       13.531     15.643           53       13.539    15.669         173
2005  .      15.593     15.926           56       15.643     16.010           53       15.669    16.052         153
2006  .      15.926     18.331           55       16.010     18.464           37       16.052    18.531         138
2007  .      18.331     17.615           55       18.464     17.779           38       18.531    17.861         123
2008  .      17.615     11.362           52       17.779     11.490           35       17.861    11.555         102
2009  .      11.362     14.090           22       11.490     14.278           17       11.555    14.373          61
2010  .      14.090     17.452           22       14.278     17.721           12       14.373    17.856          53
---------    ------     ------       ------       ------     ------        -----       ------    ------      ------
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2003  .       9.708     12.224       12,234        9.732     12.278       42,504       10.775    12.260     102,054
2004  .      12.224     13.826           30       12.278     13.915          226       12.260    13.909         415
2005  .      13.826     15.841           58       13.915     15.975          500       13.909    15.985         765
2006  .      15.841     17.337           35       15.975     17.519          522       15.985    17.547         749
2007  .      17.337     19.974           28       17.519     20.224          457       17.547    20.277         677
2008  .      19.974     11.242           19       20.224     11.406          432       20.277    11.447         591
2009  .      11.242     14.958           19       11.406     15.206          393       11.447    15.276         554
2010  .      14.958     17.178           17       15.206     17.498          356       15.276    17.596         448
---------    ------     ------       ------       ------     ------       ------       ------    ------     -------
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2003  .       8.370     10.689          620        8.260     10.570       27,003       10.737    12.403      49,556
2004  .      10.689     11.678           17       10.570     11.571          167       12.403    13.591         333
2005  .      11.678     12.108           31       11.571     12.022          300       13.591    14.135         476
2006  .      12.108     14.263           30       12.022     14.188          312       14.135    16.699         404
2007  .      14.263     14.186           29       14.188     14.141          288       16.699    16.660         382
2008  .      14.186      7.968           18       14.141      7.958          245       16.660     9.385         281
2009  .       7.968     10.164            1*       7.958     10.172          163        9.385    12.009         245
2010  .      10.164     11.472            1*      10.172     11.504          148       12.009    13.595         205
---------    ------     ------       ------       ------     ------       ------       ------    ------     -------
Fidelity (Reg. TM) VIP Growth Portfolio
2003  .       N/A         N/A         N/A          4.636      6.047       32,858       10.623    12.293      22,014
2004  .       9.526      9.648           14        6.047      6.137          188       12.293    12.488         137
2005  .       9.648      9.997           14        6.137      6.372          355       12.488    12.979         214
2006  .       9.997     10.464           14        6.372      6.683          385       12.979    13.626         188
2007  .      10.464     13.017           16        6.683      8.330          321       13.626    17.002         174
2008  .      13.017      6.736           13        8.330      4.320          293       17.002     8.825         142
2009  .       6.736      8.467            2        4.320      5.440          176        8.825    11.125         118
2010  .       8.467     10.300            2        5.440      6.631          165       11.125    13.574          97
---------    ------     ------       ------       ------     ------       ------       ------    ------     -------

                        with EBB                            with EGMDB                           with GOP
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Fidelity (Reg. TM) VIP Mid Cap
2005  .      10.095     11.554          13        10.000     11.568           54       10.097    11.574          58
2006  .      11.554     12.756           9        11.568     12.796          199       11.574    12.816         148
2007  .      12.756     14.450           9        12.796     14.524          228       12.816    14.562         201
2008  .      14.450      8.571          13        14.524      8.632          196       14.562     8.663         200
2009  .       8.571     11.764          14         8.632     11.872          173        8.663    11.927         195
2010  .      11.764     14.856          12        11.872     15.022          151       11.927    15.106         143
---------    ------     ------          --        ------     ------          ---       ------    ------         ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2003  .       8.513     11.960       9,325         5.225      7.355       96,331       11.227    14.193      46,263
2004  .      11.960     13.311          34         7.355      8.202          422       14.193    15.844         318
2005  .      13.311     15.529          33         8.202      9.588          629       15.844    18.539         462
2006  .      15.529     17.962          31         9.588     11.113          595       18.539    21.509         413
2007  .      17.962     20.650          29        11.113     12.801          507       21.509    24.802         329
2008  .      20.650     11.366          21        12.801      7.060          429       24.802    13.692         267
2009  .      11.366     14.090           7         7.060      8.770          304       13.692    17.025         238
2010  .      14.090     15.614           6         8.770      9.738          254       17.025    18.923         189
---------    ------     ------       -----        ------     ------       ------       ------    ------      ------
FTVIPT Franklin Income Securities
2006  .       N/A         N/A         N/A         10.097     11.225          121        9.997    11.232          81
2007  .      11.927     11.425          32        11.225     11.462          226       11.232    11.481         184
2008  .      11.425      7.894          24        11.462      7.935          234       11.481     7.956         155
2009  .       7.894     10.512           9         7.935     10.589          330        7.956    10.627         415
2010  .      10.512     11.634           5        10.589     11.741          218       10.627    11.795         114
---------    ------     ------       -----        ------     ------       ------       ------    ------      ------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2003  .       8.611     11.607       1,793         4.708      6.359       57,568       10.739    12.955      20,863
2004  .      11.607     12.708           5         6.359      6.977          169       12.955    14.227         103
2005  .      12.708     13.079           5         6.977      7.195          241       14.227    14.686         164
2006  .      13.079     13.962           6         7.195      7.696          196       14.686    15.725         157
2007  .      13.962     15.255           5         7.696      8.425          189       15.725    17.232         132
2008  .      15.255      8.616           2         8.425      4.768          159       17.232     9.761         122
2009  .       8.616     12.149           2         4.768      6.737          140        9.761    13.806         100
2010  .      12.149     15.229           2         6.737      8.461          148       13.806    17.358         122
---------    ------     ------       -----        ------     ------       ------       ------    ------      ------
FTVIPT Mutual Shares Securities
2006  .      10.144     11.256           1*        9.843     11.270          105        9.843    11.277          95
2007  .      11.256     11.440           3        11.270     11.477           97       11.277    11.495         108
2008  .      11.440      7.066           7        11.477      7.104          107       11.495     7.122         158
2009  .       7.066      8.748           6         7.104      8.812           84        7.122     8.843         112
2010  .       8.748      9.554           6         8.812      9.643           83        8.843     9.687         116
---------    ------     ------       -----        ------     ------       ------       ------    ------      ------
FTVIPT Templeton Global Bond Securities
2005  .       N/A         N/A         N/A          9.811      9.876            3       10.051     9.881           1*
2006  .       N/A         N/A         N/A          9.876     10.960           49        9.881    10.977          61
2007  .      11.305     11.912           2        10.960     11.973          128       10.977    12.004         131
2008  .      11.912     12.425           2        11.973     12.514          238       12.004    12.559         266
2009  .      12.425     14.484           2        12.514     14.617          222       12.559    14.684         306
2010  .      14.484     16.281           2        14.617     16.463          219       14.684    16.555         280
---------    ------     ------       -----        ------     ------       ------       ------    ------      ------
FTVIPT Templeton Growth Securities Fund
2003  .       N/A         N/A         N/A          7.952     10.340       26,542       10.629    12.693      21,913
2004  .      10.793     12.299          11        10.340     11.807           80       12.693    14.508         157
2005  .      12.299     13.151          10        11.807     12.649          200       14.508    15.559         215
2006  .      13.151     15.733          10        12.649     15.163          180       15.559    18.670         231
2007  .      15.733     15.815          10        15.163     15.273          133       18.670    18.824         154
2008  .      15.815      8.959           9        15.273      8.669           86       18.824    10.695         100
2009  .       8.959     11.536           9         8.669     11.185           68       10.695    13.813          70
2010  .      11.536     12.168           9        11.185     11.821           59       13.813    14.613          61
---------    ------     ------       -----        ------     ------       ------       ------    ------      ------
Invesco V.I. Capital Appreciation
2006  .      11.506     11.315          52         N/A         N/A         N/A         14.607    14.394          10
2007  .      11.315     12.417          52         N/A         N/A         N/A         14.394    15.844           5
2008  .      12.417      6.997          53         N/A         N/A         N/A         15.844     8.955           5
2009  .       6.997      8.296          27         N/A         N/A         N/A          8.955    10.649           8
2010  .       8.296      9.387          27         N/A         N/A         N/A         10.649    12.085          12
---------    ------     ------       -----        ------     ------       ------       ------    ------      ------

                        with EBB                           with EGMDB                           with GOP
          ------------------------------------ ---------------------------------- ------------------------------------
            Accumulation unit                   Accumulation unit                   Accumulation unit
                  value                               value                               value
          ----------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period    period       units      of period   period      units      of period    period       units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- ---------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Invesco V.I. Core Equity
2006  .      10.651     11.469           1*       10.750    11.591           3       13.312     14.364           2
2007  .      11.469     12.152           1*       11.591    12.306           3       14.364     15.265           2
2008  .      12.152      8.316           1*       12.306     8.438           9       15.265     10.478           6
2009  .       8.316     10.453           1*        8.438    10.628           3       10.478     13.210           9
2010  .      10.453     11.216           1*       10.628    11.427           3       13.210     14.217          12
---------    ------     ------           -        ------    ------           -       ------     ------          --
Invesco V.I. International Growth Fund
2003  .       8.765     11.071         455         8.785    11.117      15,104       10.737     12.481       8,116
2004  .      11.071     13.451          17        11.117    13.535          22       12.481     15.209          10
2005  .       N/A         N/A         N/A         13.535    15.678          25       15.209     17.635          19
2006  .       N/A         N/A         N/A         15.678    19.731          24       17.635     22.216          21
2007  .       N/A         N/A         N/A         19.731    22.223          11       22.216     25.048          10
2008  .       N/A         N/A         N/A         22.223    13.002           9       25.048     14.670           9
2009  .      16.772     16.986           1*       13.002    17.263           1*      14.670     19.497           8
2010  .      16.986     18.787           1*       17.263    19.132           1*      19.497     21.628           7
---------    ------     ------        ----        ------    ------      ------       ------     ------       -----
Janus Aspen Balanced Portfolio
2003  .       N/A         N/A         N/A          9.793    10.960      13,710       10.226     10.850       4,015
2004  .       N/A         N/A         N/A         10.960    11.680          39       10.850     11.575          90
2005  .       N/A         N/A         N/A         11.680    12.375          43       11.575     12.276          87
2006  .       N/A         N/A         N/A         12.375    13.447          46       12.276     13.353         108
2007  .      13.647     14.417           2        13.447    14.595          41       13.353     14.507         112
2008  .      14.417     11.886           1*       14.595    12.057          39       14.507     11.996         123
2009  .      11.886     14.660           1*       12.057    14.901          27       11.996     14.840         109
2010  .      14.660     15.568           1*       14.901    15.855          22       14.840     15.807          79
---------    ------     ------        ----        ------    ------      ------       ------     ------       -----
Janus Aspen Enterprise Portfolio
2003  .       8.032     10.632      41,834         8.052    10.680       3,013       10.869     12.405       5,174
2004  .      10.632     12.580          25        10.680    12.662          13       12.405     14.723          34
2005  .      12.580     13.842          44        12.662    13.960          16       14.723     16.248          69
2006  .      13.842     15.404          47        13.960    15.566          15       16.248     18.136          62
2007  .      15.404     18.418          46        15.566    18.650          20       18.136     21.750          59
2008  .      18.418     10.156          39        18.650    10.304          19       21.750     12.029          31
2009  .      10.156     14.408          13        10.304    14.647           9       12.029     17.116          26
2010  .      14.408     17.762          13        14.647    18.094           9       17.116     21.165          18
---------    ------     ------      ------        ------    ------      ------       ------     ------       -----
Janus Aspen Worldwide
2003  .       8.395     10.198         297         8.417    10.245       6,760       10.906     12.213       7,557
2004  .      10.198     10.470           1*       10.245    10.539           8       12.213     12.576          10
2005  .      10.470     10.855           1*       10.539    10.949           8       12.576     13.078           7
2006  .       N/A         N/A         N/A         10.949    12.708           7       13.078     15.195           7
2007  .       N/A         N/A         N/A         12.708    13.677           6       15.195     16.370           7
2008  .       N/A         N/A         N/A         13.677     7.429           4       16.370      8.900           6
2009  .       N/A         N/A         N/A          7.429    10.046           1*       8.900     12.047           6
2010  .       N/A         N/A         N/A         10.046    11.420           1*      12.047     13.710           5
---------    ------     ------      ------        ------    ------      ------       ------     ------       -----
LVIP Baron Growth Opportunities(4)
2006  .       N/A         N/A         N/A         10.014    10.619           1*       9.402     10.626           2
2007  .      11.110     10.774           1*       10.619    10.808          34       10.626     10.826          10
2008  .      10.774      6.440           5        10.808     6.474          42       10.826      6.491          84
2009  .       6.440      8.749           6         6.474     8.813          57        6.491      8.845          94
2010  .       8.749     10.861           5         8.813    10.961          29        8.845     11.012          62
---------    ------     ------      ------        ------    ------      ------       ------     ------       -----
LVIP BlackRock Inflation Protected Bond
2010  .       N/A         N/A         N/A         10.151    10.099           1*       N/A         N/A         N/A
---------    ------     ------      ------        ------    ------      ------       ------     ------       -----
LVIP Capital Growth
2007  .       N/A         N/A         N/A          9.771    10.704           2        9.772     10.711           1*
2008  .       N/A         N/A         N/A         10.704     6.138           2       10.711      6.148           2
2009  .       N/A         N/A         N/A          6.138     8.126           2        6.148      8.147           2
2010  .       N/A         N/A         N/A          8.126     9.490           2        8.147      9.524           1*
---------    ------     ------      ------        ------    ------      ------       ------     ------       -----
LVIP Cohen & Steers Global Real Estate
2007  .       9.411      8.211           3        10.086     8.221          38        9.558      8.226          62
2008  .       8.211      4.663           1*        8.221     4.678          80        8.226      4.686          75
2009  .       4.663      6.297           1*        4.678     6.330         113        4.686      6.346          82
2010  .       6.297      7.277           1*        6.330     7.329          85        6.346      7.356          91
---------    ------     ------      ------        ------    ------      ------       ------     ------       -----

                        with EBB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Columbia Value Opportunities
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          9.112      9.364            1*
2008  .       5.309      6.046            2        8.584      6.067            2        9.364      6.076           16
2009  .       6.046      7.385            2        6.067      7.424            1*       6.076      7.443           26
2010  .       7.385      9.027            2        7.424      9.093            1*       7.443      9.125            9
---------     -----      -----        -----        -----      -----        -----        -----      -----           --
LVIP Delaware Bond
2003  .      10.214     10.005       65,798       10.165     10.017      502,305       10.163     10.023      667,556
2004  .      10.005     10.322          192       10.017     10.356        1,643       10.023     10.372        2,827
2005  .      10.322     10.380          208       10.356     10.434        2,094       10.372     10.462        3,636
2006  .      10.380     10.648          193       10.434     10.726        1,978       10.462     10.765        3,371
2007  .      10.648     10.999          155       10.726     11.101        1,729       10.765     11.153        3,080
2008  .      10.999     10.451          129       11.101     10.569        1,384       11.153     10.628        2,411
2009  .      10.451     12.161           84       10.569     12.323        1,091       10.628     12.405        2,058
2010  .      12.161     12.914           59       12.323     13.112          950       12.405     13.213        1,863
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Delaware Diversified Floating Rate
2010  .       N/A         N/A         N/A         10.038     10.040            4       10.048     10.046            4
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Delaware Foundation Aggressive Allocation(5)
2003  .       N/A         N/A         N/A         10.612     11.346        4,757       10.497     11.352          498
2004  .       N/A         N/A         N/A         11.346     12.648           16       11.352     12.667           20
2005  .      12.607     13.191            2       12.648     13.260           23       12.667     13.293           37
2006  .      13.191     14.798            2       13.260     14.905           24       13.293     14.958           46
2007  .      14.798     15.423            2       14.905     15.566           24       14.958     15.636           55
2008  .      15.423     10.090            2       15.566     10.204           23       15.636     10.260           58
2009  .      10.090     13.047            2       10.204     13.221           22       10.260     13.307           42
2010  .      13.047     14.378            2       13.221     14.599           15       13.307     14.709           37
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Delaware Growth and Income
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A         N/A         N/A         10.740     11.435           15       10.637     11.453           12
2007  .       N/A         N/A         N/A         11.435     11.913           16       11.453     11.943           25
2008  .       N/A         N/A         N/A         11.913      7.504           16       11.943      7.530           15
2009  .       N/A         N/A         N/A          7.504      9.174           68        7.530      9.216           13
2010  .       N/A         N/A         N/A          9.174     10.161           48        9.216     10.218           12
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Delaware Social Awareness
2003  .      10.772     12.248       16,847       10.843     12.263      109,310       11.009     12.271       89,167
2004  .      12.248     13.524           47       12.263     13.568          348       12.271     13.590          463
2005  .      13.524     14.844           45       13.568     14.922          466       13.590     14.961          603
2006  .      14.844     16.332           41       14.922     16.451          411       14.961     16.510          556
2007  .      16.332     16.475           38       16.451     16.628          370       16.510     16.705          475
2008  .      16.475     10.576           29       16.628     10.696          287       16.705     10.756          357
2009  .      10.576     13.456           16       10.696     13.636          209       10.756     13.726          301
2010  .      13.456     14.694           12       13.636     14.919          168       13.726     15.034          241
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Delaware Special Opportunities
2007  .       N/A         N/A         N/A          9.945      9.142           16        9.879      9.148            6
2008  .       7.430      5.663            1*       9.142      5.681           40        9.148      5.690           10
2009  .       N/A         N/A         N/A          5.681      7.268           29        5.690      7.287           13
2010  .       N/A         N/A         N/A          7.268      9.311           32        7.287      9.345           26
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Global Income
2009  .      10.643     10.661            1*      10.224     10.673           18       10.117     10.682           21
2010  .      10.661     11.457            1*      10.673     11.492           40       10.682     11.514           35
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Growth Fund(2)
2005  .       N/A         N/A         N/A         10.008     10.821            3       10.273     10.827           11
2006  .       N/A         N/A         N/A         10.821     11.279            4       10.827     11.297            7
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Growth Opportunities(3)
2005  .       N/A         N/A         N/A         10.681     11.443            1*       N/A         N/A         N/A
2006  .      13.212     12.336            1*      11.443     12.375           12       12.105     12.395            4
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------

                        with EBB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Janus Capital Appreciation
2003  .       N/A         N/A         N/A          N/A         N/A         N/A         11.474     12.199        1,837
2004  .      11.987     12.559           7        12.192     12.600           27       12.199     12.620           30
2005  .      12.559     12.822           6        12.600     12.889           77       12.620     12.922           75
2006  .      12.822     13.777           6        12.889     13.877           88       12.922     13.927           73
2007  .      13.777     16.253           7        13.877     16.404           97       13.927     16.479           75
2008  .      16.253      9.423           6        16.404      9.530           69       16.479      9.583           70
2009  .       9.423     12.788           1*        9.530     12.958           38        9.583     13.044           62
2010  .      12.788     13.951           1*       12.958     14.165           31       13.044     14.273           43
---------    ------     ------        ----        ------     ------        -----       ------     ------        -----
LVIP JPMorgan High Yield
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ----        ------     ------        -----       ------     ------        -----
LVIP MFS International Growth
2007  .      10.766     11.135           2        10.078     11.149            8        9.717     11.156           44
2008  .      11.135      5.570           3        11.149      5.588           25       11.156      5.597           20
2009  .       5.570      7.413           3         5.588      7.452           41        5.597      7.472           12
2010  .       7.413      8.215           3         7.452      8.275           55        7.472      8.305          104
---------    ------     ------        ----        ------     ------        -----       ------     ------        -----
LVIP MFS Value
2007  .       N/A         N/A         N/A          9.709      9.710            3        9.709      9.716            9
2008  .       8.481      6.433           2         9.710      6.454           55        9.716      6.464          104
2009  .       6.433      7.624           3         6.454      7.664           49        6.464      7.684          155
2010  .       7.624      8.335           3         7.664      8.396          109        7.684      8.426          129
---------    ------     ------        ----        ------     ------        -----       ------     ------        -----
LVIP Mid-Cap Value
2007  .       N/A         N/A         N/A          9.784      8.638           20        9.785      8.643            8
2008  .       N/A         N/A         N/A          8.638      5.028           21        8.643      5.036            8
2009  .       N/A         N/A         N/A          5.028      7.031            8        5.036      7.049           11
2010  .       N/A         N/A         N/A          7.031      8.551            2        7.049      8.582            6
---------    ------     ------        ----        ------     ------        -----       ------     ------        -----
LVIP Mondrian International Value
2003  .      10.952     13.117      47,853        10.993     13.133      122,316       10.917     13.141      127,716
2004  .      13.117     15.542          61        13.133     15.592          410       13.141     15.617          634
2005  .      15.542     17.136          75        15.592     17.226          567       15.617     17.271          836
2006  .      17.136     21.827          71        17.226     21.985          477       17.271     22.065          722
2007  .      21.827     23.840          68        21.985     24.061          378       22.065     24.172          579
2008  .      23.840     14.795          57        24.061     14.962          329       24.172     15.046          447
2009  .      14.795     17.571          24        14.962     17.805          260       15.046     17.924          358
2010  .      17.571     17.640          20        17.805     17.910          214       17.924     18.047          311
---------    ------     ------      ------        ------     ------      -------       ------     ------      -------
LVIP Money Market Fund
2003  .       9.991      9.910      15,581         9.987      9.922      172,564        9.984      9.928      236,770
2004  .       9.910      9.794         500         9.922      9.826          407        9.928      9.842        1,011
2005  .       9.794      9.863         114         9.826      9.915          568        9.842      9.941          813
2006  .       9.863     10.115          66         9.915     10.188          444        9.941     10.225          828
2007  .      10.115     10.402         117        10.188     10.498        1,076       10.225     10.547        1,742
2008  .      10.402     10.430         132        10.498     10.548        1,214       10.547     10.607        1,642
2009  .      10.430     10.252         507        10.548     10.389          624       10.607     10.458          965
2010  .      10.252     10.074         499        10.389     10.228          414       10.458     10.306          785
---------    ------     ------      ------        ------     ------      -------       ------     ------      -------
LVIP SSgA Bond Index
2008  .      10.052     10.448          15        10.102     10.459          115       10.052     10.465           67
2009  .      10.448     10.699          16        10.459     10.732          229       10.465     10.748          243
2010  .      10.699     11.108          17        10.732     11.164          288       10.748     11.192          295
---------    ------     ------      ------        ------     ------      -------       ------     ------      -------
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------      ------        ------     ------      -------       ------     ------      -------
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------      ------        ------     ------      -------       ------     ------      -------
LVIP SSgA Developed International 150
2008  .       9.819      6.254           7         9.186      6.260           27        9.819      6.263            9
2009  .       6.254      8.865           6         6.260      8.892           37        6.263      8.905           42
2010  .       8.865      9.316           7         8.892      9.363           71        8.905      9.387           54
---------    ------     ------      ------        ------     ------      -------       ------     ------      -------
LVIP SSgA Emerging Markets 100
2008  .       9.834      6.046           6         9.510      6.052           27        9.834      6.055           24
2009  .       6.046     11.250           4         6.052     11.285           37        6.055     11.302           57
2010  .      11.250     14.082           4        11.285     14.154           51       11.302     14.189           54
---------    ------     ------      ------        ------     ------      -------       ------     ------      -------

                        with EBB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP SSgA Global Tactical Allocation(7)
2005  .      10.016     10.872          2         10.047     10.885         23         10.664     10.891           9
2006  .      10.872     12.414          2         10.885     12.453         66         10.891     12.473          20
2007  .      12.414     13.503          2         12.453     13.572        130         12.473     13.607          71
2008  .       N/A         N/A         N/A         13.572      7.932        147         13.607      7.960          46
2009  .       N/A         N/A         N/A          7.932     10.184         44          7.960     10.231          26
2010  .       N/A         N/A         N/A         10.184     10.872         51         10.231     10.933          29
---------    ------     ------        ---         ------     ------        ---         ------     ------          --
LVIP SSgA International Index
2008  .       9.851      6.390         10          9.473      6.397         37          9.851      6.400          12
2009  .       6.390      8.004         10          6.397      8.028         77          6.400      8.040          62
2010  .       8.004      8.394         10          8.028      8.436        104          8.040      8.458          84
---------    ------     ------        ---         ------     ------        ---         ------     ------          --
LVIP SSgA Large Cap 100
2008  .       9.741      6.965          9          9.234      6.973         40          9.742      6.976          11
2009  .       6.965      9.233          9          6.973      9.261         71          6.976      9.275          77
2010  .       9.233     10.782          9          9.261     10.836        103          9.275     10.863          86
---------    ------     ------        ---         ------     ------        ---         ------     ------          --
LVIP SSgA Moderate Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ----
LVIP SSgA Moderate Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ----
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ----
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ----
LVIP SSgA S&P 500 Index(1)
2005  .       N/A         N/A         N/A         10.045     10.248          1*        10.133     10.254           1*
2006  .       N/A         N/A         N/A         10.248     11.463          1*        10.254     11.481           3
2007  .       N/A         N/A         N/A         11.453     11.335          3         11.475     11.364          12
2008  .       9.847      6.939         13         11.335      6.989         63         11.364      7.014          40
2009  .       6.939      8.573         13          6.989      8.651        134          7.014      8.691         122
2010  .       8.573      9.636         13          8.651      9.744        175          8.691      9.798         162
---------    ------     ------        ---         ------     ------        ---         ------     ------        ----
LVIP SSgA Small Cap Index
2007  .       N/A         N/A         N/A          9.913      9.147          2          9.913      9.153           1*
2008  .       8.284      5.910          4          9.147      5.929         21          9.153      5.939          18
2009  .       5.910      7.297          5          5.929      7.335         44          5.939      7.354          45
2010  .       7.297      9.021          5          7.335      9.086         61          7.354      9.119          52
---------    ------     ------        ---         ------     ------        ---         ------     ------        ----
LVIP SSgA Small/Mid Cap 200
2008  .       9.725      7.216          3          9.251      7.224         11          9.725      7.227          10
2009  .       7.216     10.722          3          7.224     10.755         24          7.227     10.772          22
2010  .      10.722     13.420          3         10.755     13.488         33         10.772     13.522          26
---------    ------     ------        ---         ------     ------        ---         ------     ------        ----
LVIP T. Rowe Price Growth Stock
2007  .       N/A         N/A         N/A         10.119      9.924         11          9.841      9.930           8
2008  .       N/A         N/A         N/A          9.924      5.665         28          9.930      5.674           9
2009  .       N/A         N/A         N/A          5.665      7.958         42          5.674      7.978          46
2010  .       N/A         N/A         N/A          7.958      9.119         47          7.978      9.152          67
---------    ------     ------        ---         ------     ------        ---         ------     ------        ----
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .       N/A         N/A         N/A          N/A         N/A         N/A         11.813     12.332       1,985
2004  .      12.958     13.707          1*        12.921     13.751         16         12.332     13.773          20
2005  .      13.707     14.747          1*        13.751     14.824         27         13.773     14.863          33
2006  .      14.747     15.788          1*        14.824     15.902         21         14.863     15.959          35
2007  .      15.788     17.569          1*        15.902     17.731          2         15.959     17.813          43
2008  .       N/A         N/A         N/A         17.731      9.960          1*        17.813     10.016          27
2009  .       N/A         N/A         N/A          9.960     14.308          5         10.016     14.403          24
2010  .       N/A         N/A         N/A         14.308     18.032          4         14.403     18.170          21
---------    ------     ------        ---         ------     ------        ---         ------     ------       -----
LVIP Templeton Growth
2007  .       N/A         N/A         N/A          9.810      9.795          4          9.810      9.801          30
2008  .       8.657      5.967          3          9.795      5.986         36          9.801      5.996          13
2009  .       5.967      7.490          3          5.986      7.529         38          5.996      7.549          45
2010  .       7.490      7.820          3          7.529      7.877         25          7.549      7.905          40
---------    ------     ------        ---         ------     ------        ---         ------     ------       -----

                        with EBB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Turner Mid-Cap Growth
2007  .       N/A         N/A         N/A          9.906     10.839         10          9.906     10.846          8
2008  .       N/A         N/A         N/A         10.839      5.394          2         10.846      5.403         24
2009  .       N/A         N/A         N/A          5.394      7.859          1*         5.403      7.879         32
2010  .       N/A         N/A         N/A          7.859      9.818         28          7.879      9.853         94
---------     --          --          ---         ------     ------         --         ------     ------         --
LVIP Wells Fargo Intrinsic Value Fund
2005  .       N/A         N/A         N/A         10.265     10.475          2         10.114     10.481          1*
2006  .       N/A         N/A         N/A         10.475     11.442          3         10.481     11.460          5
2007  .       N/A         N/A         N/A         11.442     11.721          1*        11.460     11.751          5
2008  .       N/A         N/A         N/A         11.721      7.096          1*        11.751      7.122          4
2009  .       N/A         N/A         N/A          7.096      8.589          1*         7.122      8.629          4
2010  .       N/A         N/A         N/A          8.589      9.944          1*         8.629     10.000          2
---------     --          --          ---         ------     ------         --         ------     ------         --
LVIP Wilshire 2010 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.511      7.796          7         10.100      7.809         33
2009  .       N/A         N/A         N/A          7.796      9.521          3          7.809      9.546         64
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          9.546     10.456          8
---------     --          --          ---         ------     ------        ---         ------     ------        ---
LVIP Wilshire 2020 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          9.390      7.381         13          6.929      7.393          2
2009  .       N/A         N/A         N/A          7.381      9.105         10          7.393      9.129         29
2010  .       N/A         N/A         N/A          9.105     10.013         10          9.129     10.050         24
---------     --          --          ---         ------     ------        ---         ------     ------        ---
LVIP Wilshire 2030 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          7.570      8.892         15
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          8.892      9.833         12
---------     --          --          ---         ------     ------        ---         ------     ------        ---
LVIP Wilshire 2040 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---         ------     ------        ---         ------     ------        ---
LVIP Wilshire Conservative Profile
2005  .       N/A         N/A         N/A         10.100     10.254          3         10.023     10.260         89
2006  .       N/A         N/A         N/A         10.254     11.007         46         10.260     11.024         92
2007  .       N/A         N/A         N/A         11.007     11.645        132         11.024     11.675        186
2008  .      11.174      9.257          1*        11.645      9.323        114         11.675      9.356        259
2009  .       N/A         N/A         N/A          9.323     11.427        548          9.356     11.479        232
2010  .       N/A         N/A         N/A         11.427     12.396        518         11.479     12.465        209
---------    ------      -----        ---         ------     ------        ---         ------     ------        ---
LVIP Wilshire Moderate Profile
2005  .       N/A         N/A         N/A         10.031     10.472        145         10.083     10.478        141
2006  .       N/A         N/A         N/A         10.472     11.519        277         10.478     11.537        226
2007  .       N/A         N/A         N/A         11.519     12.356        280         11.537     12.388        577
2008  .      11.171      8.837          6         12.356      8.900        366         12.388      8.932        896
2009  .       8.837     11.085          6          8.900     11.187        300          8.932     11.238        826
2010  .      11.085     12.159          6         11.187     12.296        282         11.238     12.364        709
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Wilshire Moderately Aggressive Profile
2005  .      10.000     10.637         11         10.050     10.649         11         10.000     10.655        121
2006  .      10.637     11.895         11         10.649     11.932         52         10.655     11.951        181
2007  .      11.895     12.797         11         11.932     12.863        194         11.951     12.896        142
2008  .      12.797      8.348          2         12.863      8.408        188         12.896      8.438        201
2009  .       8.348     10.553          2          8.408     10.650        157          8.438     10.699        222
2010  .      10.553     11.653          2         10.650     11.783        123         10.699     11.849        229
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EBB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
MFS VIT Core Equity
2003  .       8.191    10.226      36,774        N/A        N/A        N/A         11.185    11.915       3,730
2004  .      10.226    11.257          15       10.274    11.333          1*       11.915    13.156           8
2005  .      11.257    11.218          40       11.333    11.316          1*       13.156    13.150           9
2006  .      11.218    12.506          44       11.316    12.640          1*       13.150    14.704           6
2007  .      12.506    13.619          44       12.640    13.792          2        14.704    16.060           6
2008  .      13.619     8.116          44       13.792     8.236          1*       16.060     9.600           4
2009  .       8.116    10.539          17        8.236    10.718          2         9.600    12.505           3
2010  .      10.539    12.097          17       10.718    12.327          2        12.505    14.396           2
---------    ------    ------      ------       ------    ------       ----        ------    ------       -----
MFS VIT Growth Series
2003  .       7.878    10.054      36,810        3.475     4.443     23,811        10.855    11.863       2,673
2004  .      10.054    11.131          15        4.443     4.929         47        11.863    13.173          38
2005  .      11.131    11.908          39        4.929     5.284         82        13.173    14.135          41
2006  .      11.908    12.586          44        5.284     5.596         80        14.135    14.984          33
2007  .      12.586    14.941          44        5.596     6.656         54        14.984    17.843          28
2008  .      14.941     9.165          43        6.656     4.091         42        17.843    10.977          24
2009  .       9.165    12.361          14        4.091     5.529         52        10.977    14.850          16
2010  .      12.361    13.965          14        5.529     6.259         52        14.850    16.827          13
---------    ------    ------      ------       ------    ------     ------        ------    ------       -----
MFS VIT Total Return Series
2003  .       9.554    10.885       7,918       10.205    11.651     83,387        10.411    11.101     229,238
2004  .      10.885    11.870          15       11.651    12.731        326        11.101    12.142         584
2005  .      11.870    11.961          32       12.731    12.854        534        12.142    12.272         795
2006  .      11.961    13.114          29       12.854    14.120        408        12.272    13.494         752
2007  .      13.114    13.387          26       14.120    14.443        320        13.494    13.816         644
2008  .      13.387    10.213          18       14.443    11.041        276        13.816    10.573         577
2009  .      10.213    11.809          16       11.041    12.792        270        10.573    12.261         481
2010  .      11.809    12.715          16       12.792    13.801        187        12.261    13.242         417
---------    ------    ------      ------       ------    ------     ------        ------    ------     -------
MFS VIT Utilities Series
2003  .       7.085     9.434     104,900        5.586     7.453     55,502        10.748    11.939      27,323
2004  .       9.434    12.032          58        7.453     9.523        226        11.939    15.271         157
2005  .      12.032    13.775          83        9.523    10.925        261        15.271    17.537         258
2006  .      13.775    17.718          98       10.925    14.081        296        17.537    22.625         259
2007  .      17.718    22.198          89       14.081    17.676        280        22.625    28.430         267
2008  .      22.198    13.559          81       17.676    10.818        216        28.430    17.417         212
2009  .      13.559    17.694          32       10.818    14.146        137        17.417    22.798         181
2010  .      17.694    19.726          32       14.146    15.803         87        22.798    25.493         133
---------    ------    ------     -------       ------    ------     ------        ------    ------     -------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .       8.326    10.473       3,843        8.348    10.522     31,489        10.726    12.151      22,831
2004  .      10.473    11.963          10       10.522    12.043        117        12.151    13.922         140
2005  .      11.963    13.365           7       12.043    13.481        169        13.922    15.599         166
2006  .      13.365    15.055           7       13.481    15.216        142        15.599    17.625         132
2007  .      15.055    18.118           6       15.216    18.348        120        17.625    21.274         118
2008  .      18.118    10.077           3       18.348    10.225        105        21.274    11.868          90
2009  .      10.077    13.024           2       10.225    13.243         88        11.868    15.386          71
2010  .      13.024    16.514           2       13.243    16.825         79        15.386    19.567          63
---------    ------    ------     -------       ------    ------     ------        ------    ------     -------
Neuberger Berman AMT Regency Portfolio
2003  .       9.791    13.064       9,920        9.816    13.123     61,008        10.675    12.811      71,413
2004  .      13.064    15.700          34       13.123    15.803        259        12.811    15.443         370
2005  .      15.700    17.270          40       15.803    17.419        408        15.443    17.038         551
2006  .      17.270    18.856          31       17.419    19.056        357        17.038    18.659         492
2007  .      18.856    19.131          26       19.056    19.373        286        18.659    18.988         416
2008  .      19.131    10.180          19       19.373    10.330        247        18.988    10.134         336
2009  .      10.180    14.654           8       10.330    14.899        157        10.134    14.632         270
2010  .      14.654    18.161           6       14.899    18.502        125        14.632    18.188         211
---------    ------    ------     -------       ------    ------     ------        ------    ------     -------
PIMCO VIT Commodity Real Return
2009  .      11.114    12.487           1*      11.033    12.503         10        10.966    12.511           7
2010  .      12.487    15.239           1*      12.503    15.288         21        12.511    15.313          16
---------    ------    ------     -------       ------    ------     ------        ------    ------     -------

                       with EBB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Putnam VT Global Health Care Fund
2003  .   N/A           N/A         N/A          8.285     9.653      1,310        10.477    10.990       8,650
2004  .   N/A           N/A         N/A          9.653    10.176          6        10.990    11.597          23
2005  .   N/A           N/A         N/A         10.176    11.337         10        11.597    12.932          26
2006  .   N/A           N/A         N/A         11.337    11.468          9        12.932    13.095          31
2007  .   N/A           N/A         N/A         11.468    11.219          8        13.095    12.823          14
2008  .   N/A           N/A         N/A         11.219     9.155          6        12.823    10.475           2
2009  .   N/A           N/A         N/A          9.155    11.353          1*       10.475    13.003           2
2010  .   N/A           N/A         N/A         11.353    11.448          1*       13.003    13.125           2
--------- ----------- -------- -------------    ------    ------      -----        ------    ------       -----
Putnam VT Growth and Income Fund
2003  .   N/A           N/A         N/A          8.660    10.857     18,706        10.803    12.148      17,039
2004  .   N/A           N/A         N/A         10.857    11.872         21        12.148    13.297          16
2005  .   N/A           N/A         N/A         11.872    12.294          2        13.297    13.784          17
2006  .   N/A           N/A         N/A         12.294    14.024          2        13.784    15.739          12
2007  .   N/A           N/A         N/A         14.024    12.968          2        15.739    14.569           6
2008  .   N/A           N/A         N/A         12.968     7.823          2        14.569     8.798           6
2009  .   N/A           N/A         N/A          7.823     9.995          1*        8.798    11.251           4
2010  .   N/A           N/A         N/A          9.995    11.250          1*       11.251    12.677           4
--------- ----------- -------- -------------    ------    ------     ------        ------    ------      ------



* All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.


(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and number of accumulation units for contracts purchased after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2005  .       N/A        N/A        N/A          9.620     9.793         2
2006  .       N/A      11.337         2          9.793    10.424        10
2007  .      11.337    13.305        33         10.424    12.276        45
2008  .      13.305     6.851         2         12.276     6.334        54
2009  .       6.851    10.284        92          6.334     9.526       113
2010  .      10.284    11.954         2          9.526    11.095       103
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Growth and Income
2005  .      10.030    10.304        13         11.200    11.506        97
2006  .      10.304    11.816        58         11.506    13.220       155
2007  .      11.816    12.144        68         13.220    13.615       178
2008  .      12.144     7.060        69         13.615     7.930       167
2009  .       7.060     8.328        70          7.930     9.374       193
2010  .       8.328     9.208        35          9.374    10.385       173
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS International Value
2006  .      11.753    11.817        11          9.594    11.832        45
2007  .      11.817    12.234        32         11.832    12.269       257
2008  .      12.234     5.602        35         12.269     5.629       307
2009  .       5.602     7.378        19          5.629     7.429       172
2010  .       7.378     7.542        12          7.429     7.610       156
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2005  .      10.663    10.612         4         17.664    18.500        26
2006  .      10.612    11.879         7         18.500    20.750        52
2007  .      11.879    11.820        20         20.750    20.692       104
2008  .      11.820     7.444        26         20.692    13.058       106
2009  .       7.444    10.409        23         13.058    18.295        77
2010  .      10.409    12.917        15         18.295    22.747        76
---------    ------    ------       ---         ------    ------       ---
American Century Investments VP Inflation Protection Fund
2005  .       9.914     9.859         5         10.395    10.368        65
2006  .       9.859     9.816        34         10.368    10.344       146
2007  .       9.816    10.536        33         10.344    11.125       151
2008  .      10.536    10.162        35         11.125    10.752       329
2009  .      10.162    10.981        33         10.752    11.641       450
2010  .      10.981    11.312        26         11.641    12.016       421
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth Fund
2005  .      10.852    11.384         5         11.256    12.611        26
2006  .      11.384    13.438        22         12.611    14.916       142
2007  .      13.438    15.128        62         14.916    16.826       339
2008  .      15.128     9.136        64         16.826    10.181       352
2009  .       9.136    12.743        35         10.181    14.230       241
2010  .      12.743    13.958        14         14.230    15.618       235
---------    ------    ------       ---         ------    ------       ---
American Funds Global Small Capitalization Fund
2005  .      10.618    11.985         3         15.836    19.496        37
2006  .      11.985    14.573         8         19.496    23.755       155
2007  .      14.573    17.346        63         23.755    28.330       265
2008  .      17.346     7.902        38         28.330    12.932       233
2009  .       7.902    12.493        25         12.932    20.487       241
2010  .      12.493    14.991        15         20.487    24.632       227
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2005  .      10.810    11.032         13        13.454    13.737         2
2006  .      11.032    11.773         29        13.737    14.667         1*
2007  .      11.773    13.898        129        14.667    17.323        15
2008  .      13.898     7.189        112        17.323     8.965         8
2009  .       7.189    10.839        125         8.965    13.524        16
2010  .      10.839    12.656         95        13.524    15.799        12
---------    ------    ------        ---        ------    ------        --
AllianceBernstein VPS Growth and Income
2005  .      12.354    12.723         72        13.167    13.568         2
2006  .      12.723    14.655        223        13.568    15.636         9
2007  .      14.655    15.130        330        15.636    16.152        50
2008  .      15.130     8.835        312        16.152     9.436        66
2009  .       8.835    10.469        327         9.436    11.187        37
2010  .      10.469    11.628        297        11.187    12.431        38
---------    ------    ------        ---        ------    ------        --
AllianceBernstein VPS International Value
2006  .       9.847    11.850        413        10.228    11.854        14
2007  .      11.850    12.318      1,696        11.854    12.327        96
2008  .      12.318     5.666        907        12.327     5.673        93
2009  .       5.666     7.496        540         5.673     7.508        41
2010  .       7.496     7.698        489         7.508     7.715        44
---------    ------    ------      -----        ------    ------        --
AllianceBernstein VPS Small/Mid Cap Value
2005  .      17.811    18.700         48        15.402    16.179         1*
2006  .      18.700    21.027        163        16.179    18.202         6
2007  .      21.027    21.020        241        18.202    18.205        30
2008  .      21.020    13.298        272        18.205    11.523        39
2009  .      13.298    18.679        228        11.523    16.193        16
2010  .      18.679    23.282        227        16.193    20.194        16
---------    ------    ------      -----        ------    ------        --
American Century Investments VP Inflation Protection Fund
2005  .      10.410    10.410        208        10.414    10.419         8
2006  .      10.410    10.411        452        10.419    10.425        24
2007  .      10.411    11.226        565        10.425    11.246        36
2008  .      11.226    10.876      1,166        11.246    10.901       107
2009  .      10.876    11.806      1,399        10.901    11.839       150
2010  .      11.806    12.217      1,426        11.839    12.257       151
---------    ------    ------      -----        ------    ------       ---
American Funds Global Growth Fund
2005  .      11.273    12.662         79        11.276    12.672         7
2006  .      12.662    15.014        321        12.672    15.033        28
2007  .      15.014    16.978        668        15.033    17.008        82
2008  .      16.978    10.299        801        17.008    10.323       142
2009  .      10.299    14.431        606        10.323    14.471       106
2010  .      14.431    15.878        544        14.471    15.930        82
---------    ------    ------      -----        ------    ------       ---
American Funds Global Small Capitalization Fund
2005  .      17.937    22.139         39        16.837    20.791        14
2006  .      22.139    27.042        215        20.791    25.408        26
2007  .      27.042    32.332        450        25.408    30.394        38
2008  .      32.332    14.796        466        30.394    13.916        31
2009  .      14.796    23.498        382        13.916    22.112        22
2010  .      23.498    28.323        331        22.112    26.665        24
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Growth Fund
2005  .      10.038    11.201        67         11.911    13.593        323
2006  .      11.201    12.100       133         13.593    14.715        856
2007  .      12.100    13.326       187         14.715    16.237      1,417
2008  .      13.326     7.318       192         16.237     8.935      1,787
2009  .       7.318    10.000       314          8.935    12.234      2,172
2010  .      10.000    11.634       148         12.234    14.260      1,943
---------    ------    ------       ---         ------    ------      -----
American Funds Growth-Income Fund
2005  .      10.086    10.541        91         11.905    12.375        317
2006  .      10.541    11.903       176         12.375    14.002        774
2007  .      11.903    12.256       213         14.002    14.446      1,489
2008  .      12.256     7.466       192         14.446     8.818      1,742
2009  .       7.466     9.605       296          8.818    11.366      1,982
2010  .       9.605    10.490       137         11.366    12.439      1,750
---------    ------    ------       ---         ------    ------      -----
American Funds International Fund
2005  .      10.082    11.998        31         13.265    15.830         99
2006  .      11.998    13.992        76         15.830    18.498        290
2007  .      13.992    16.461       107         18.498    21.806        572
2008  .      16.461     9.338       104         21.806    12.395        662
2009  .       9.338    13.096        83         12.395    17.418        594
2010  .      13.096    13.765        39         17.418    18.344        535
---------    ------    ------       ---         ------    ------      -----
Blackrock Global Allocation VI
2009  .      11.176    11.544         4         10.000    11.558        165
2010  .      11.544    12.420        13         11.558    12.460        221
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) Diversified Income Series
2005  .      10.001     9.802         1*        10.862    10.605        103
2006  .       9.802    10.335        36         10.605    11.204        236
2007  .      10.335    10.881        69         11.204    11.820        456
2008  .      10.881    10.143        74         11.820    11.041        557
2009  .      10.143    12.593       113         11.041    13.735        722
2010  .      12.593    13.315        83         13.735    14.551        690
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) Emerging Markets Series
2005  .      11.171    12.010         7         10.275    12.023         81
2006  .      12.010    14.928         5         12.023    14.975        230
2007  .      14.928    20.268        46         14.975    20.372        328
2008  .      20.268     9.598        21         20.372     9.667        308
2009  .       9.598    16.716        31          9.667    16.870        274
2010  .      16.716    19.369        31         16.870    19.586        290
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) High Yield Series
2005  .      10.014    10.216         4         14.045    14.256         44
2006  .      10.216    11.234        35         14.256    15.708        108
2007  .      11.234    11.292        57         15.708    15.821        116
2008  .      11.292     8.365        52         15.821    11.743        336
2009  .       8.365    12.188        84         11.743    17.145        336
2010  .      12.188    13.729        38         17.145    19.350        338
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          9.913     9.913         30
2006  .       9.914    10.126         5          9.913    10.158         27
2007  .      10.126    10.346         5         10.158    10.399         32
2008  .      10.346    10.075         6         10.399    10.147        215
2009  .      10.075    11.118        83         10.147    11.220        376
2010  .      11.118    11.366       374         11.220    11.494        249
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) REIT Series
2005  .      10.398    10.385         3         17.994    18.885         65
2006  .      10.385    13.471        24         18.885    24.544        140
2007  .      13.471    11.332        19         24.544    20.688        123
2008  .      11.332     7.188        17         20.688    13.149        106
2009  .       7.188     8.682        13         13.149    15.915         89
2010  .       8.682    10.775         7         15.915    19.791        139
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Growth Fund
2005  .      13.673    15.643        443        13.655    15.630        27
2006  .      15.643    16.976      1,763        15.630    16.971        97
2007  .      16.976    18.779      3,115        16.971    18.782       288
2008  .      18.779    10.360      3,739        18.782    10.367       402
2009  .      10.360    14.221      4,466        10.367    14.237       463
2010  .      14.221    16.618      3,979        14.237    16.646       371
---------    ------    ------      -----        ------    ------       ---
American Funds Growth-Income Fund
2005  .      12.897    13.439        575        13.370    13.939        28
2006  .      13.439    15.244      2,100        13.939    15.819       146
2007  .      15.244    15.767      3,532        15.819    16.370       353
2008  .      15.767     9.648      3,994        16.370    10.022       507
2009  .       9.648    12.468      4,384        10.022    12.958       470
2010  .      12.468    13.679      3,930        12.958    14.223       411
---------    ------    ------      -----        ------    ------       ---
American Funds International Fund
2005  .      14.186    16.972        208        15.519    18.576        14
2006  .      16.972    19.882        740        18.576    21.772        34
2007  .      19.882    23.496      1,264        21.772    25.742       103
2008  .      23.496    13.389      1,407        25.742    14.676       172
2009  .      13.389    18.862      1,206        14.676    20.685       107
2010  .      18.862    19.915      1,138        20.685    21.852       104
---------    ------    ------      -----        ------    ------       ---
Blackrock
Global
Allocatio
VI
2009  .      10.255    11.576        260        10.784    11.580        74
2010  .      11.576    12.511        563        11.580    12.521        62
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Diversified Income Series
2005  .      10.878    10.648        218        10.881    10.656         9
2006  .      10.648    11.277        592        10.656    11.292        30
2007  .      11.277    11.927      1,124        11.292    11.949        78
2008  .      11.927    11.168      1,675        11.949    11.194       147
2009  .      11.168    13.928      2,043        11.194    13.967       176
2010  .      13.928    14.793      2,020        13.967    14.842       183
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Emerging Markets Series
2005  .      10.228    12.041        151        10.393    12.044        28
2006  .      12.041    15.034        474        12.044    15.046        39
2007  .      15.034    20.503        715        15.046    20.530        72
2008  .      20.503     9.754        802        20.530     9.771       104
2009  .       9.754    17.063        682         9.771    17.102        74
2010  .      17.063    19.861        620        17.102    19.916        53
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) High Yield Series
2005  .      14.675    14.932         57        12.443    12.668         6
2006  .      14.932    16.495        303        12.668    14.001        11
2007  .      16.495    16.655        431        14.001    14.144        19
2008  .      16.655    12.393        512        14.144    10.530        42
2009  .      12.393    18.139        504        10.530    15.419        45
2010  .      18.139    20.524        559        15.419    17.455        45
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       9.971     9.927          1*        9.856     9.930         2
2006  .       9.927    10.197         26         9.930    10.206         4
2007  .      10.197    10.466         75        10.206    10.479         9
2008  .      10.466    10.238        311        10.479    10.256        15
2009  .      10.238    11.349      1,230        10.256    11.375       120
2010  .      11.349    11.655      1,064        11.375    11.687       140
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) REIT Series
2005  .      18.704    19.679         74        15.751    16.581         6
2006  .      19.679    25.640        317        16.581    21.613        25
2007  .      25.640    21.666        385        21.613    18.273        33
2008  .      21.666    13.805        332        18.273    11.649        29
2009  .      13.805    16.752        225        11.649    14.142        17
2010  .      16.752    20.883        225        14.142    17.639        14
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2005  .      10.368    10.746         2         16.831    18.043        101
2006  .      10.746    12.207        56         18.043    20.537        245
2007  .      12.207    11.147        66         20.537    18.791        284
2008  .      11.147     7.640        54         18.791    12.906        306
2009  .       7.640     9.853        67         12.906    16.677        222
2010  .       9.853    12.741        11         16.677    21.607        188
---------    ------    ------        --         ------    ------        ---
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2005  .      10.279    11.215         5         12.998    13.483          8
2006  .      11.215    11.799         7         13.483    14.214         27
2007  .      11.799    12.775         8         14.214    15.420         49
2008  .      12.775     6.654         7         15.420     8.048         54
2009  .       6.654    10.069         7          8.048    12.202         66
2010  .      11.936    13.491         6         14.487    16.382         71
---------    ------    ------        --         ------    ------        ---
Delaware VIP (Reg. TM) US Growth Series
2006  .       N/A        N/A        N/A         11.285    11.163          1*
2007  .      11.273    11.521         1*        11.163    12.321          1*
2008  .      11.521     6.453         1*        12.321     6.915         17
2009  .       6.453     9.041         2          6.915     9.708         47
2010  .       9.041    10.062         2          9.708    10.826         52
---------    ------    ------       ---         ------    ------        ---
Delaware VIP (Reg. TM) Value Series
2005  .      10.060    10.333         1*        11.646    12.101         62
2006  .      10.333    12.539         9         12.101    14.713        139
2007  .      12.539    11.922        17         14.713    14.018        194
2008  .      11.922     7.763        14         14.018     9.146        184
2009  .       7.763     8.953        17          9.146    10.568        208
2010  .       8.953    10.120        16         10.568    11.971        202
---------    ------    ------       ---         ------    ------        ---
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A        N/A        N/A         10.828    11.477          1*
2010  .       N/A        N/A        N/A         11.477    12.642          3
---------    ------    ------       ---         ------    ------        ---
DWS VIP Equity 500 Index
2005  .      10.178    10.386         1*        13.021    13.354         16
2006  .      10.386    11.732         4         13.354    15.115         24
2007  .      11.732    12.079         1*        15.115    15.593         33
2008  .       N/A        N/A        N/A         15.593     9.596         33
2009  .       7.353     9.165         7          9.596    11.878         25
2010  .       9.165    10.287         6         11.878    13.360         26
---------    ------    ------       ---         ------    ------        ---
DWS VIP Small Cap Index
2005  .       N/A        N/A        N/A         15.593    15.926         10
2006  .      11.442    12.343         1*        15.926    18.331         21
2007  .       N/A        N/A        N/A         18.331    17.615         32
2008  .       N/A        N/A        N/A         17.615    11.362         27
2009  .       7.621     9.431         3         11.362    14.090         19
2010  .       9.431    11.658         2         14.090    17.452         13
---------    ------    ------       ---         ------    ------        ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2005  .      10.023    11.209        34         13.826    15.841        225
2006  .      11.209    12.243        98         15.841    17.337        555
2007  .      12.243    14.077       131         17.337    19.974        687
2008  .      14.077     7.907       132         19.974    11.242        814
2009  .       7.907    10.500       182         11.242    14.958      1,083
2010  .      10.500    12.034       109         14.958    17.178        903
---------    ------    ------       ---         ------    ------      -----
Fidelity (Reg. TM) VIP Growth Portfolio
2005  .      10.012    10.597         2          9.648     9.997          7
2006  .      10.597    11.069         2          9.997    10.464         36
2007  .      11.069    13.743         2         10.464    13.017        228
2008  .      13.743     7.098         8         13.017     6.736        126
2009  .       7.098     8.903        10          6.736     8.467        172
2010  .       8.903    10.809        12          8.467    10.300        155
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2005  .      18.229    19.590        125        15.716    16.899         9
2006  .      19.590    22.353        458        16.899    19.292        39
2007  .      22.353    20.504        790        19.292    17.705        88
2008  .      20.504    14.118        802        17.705    12.197       110
2009  .      14.118    18.289        604        12.197    15.808        81
2010  .      18.289    23.755        537        15.808    20.542        61
---------    ------    ------        ---        ------    ------       ---
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2005  .      14.780    15.370         28        13.886    14.447         1*
2006  .      15.370    16.244         88        14.447    15.276        19
2007  .      16.244    17.666        117        15.276    16.623        23
2008  .      17.666     9.243         99        16.623     8.701        14
2009  .       9.243    14.050         79         8.701    13.233         6
2010  .      16.713    18.909         93        15.747    17.819         8
---------    ------    ------        ---        ------    ------       ---
Delaware VIP (Reg. TM) US Growth Series
2006  .      10.458    11.313          1*        N/A        N/A        N/A
2007  .      11.313    12.517         11        13.829    14.601         4
2008  .      12.517     7.042         14        14.601     8.219        41
2009  .       7.042     9.912        158         8.219    11.574        61
2010  .       9.912    11.081         86        11.574    12.946        49
---------    ------    ------        ---        ------    ------       ---
Delaware VIP (Reg. TM) Value Series
2005  .      12.631    13.157         78        13.601    14.175         4
2006  .      13.157    16.037        303        14.175    17.286        15
2007  .      16.037    15.317        479        17.286    16.519        45
2008  .      15.317    10.018        473        16.519    10.810        45
2009  .      10.018    11.606        574        10.810    12.529        42
2010  .      11.606    13.178        505        12.529    14.234        41
---------    ------    ------        ---        ------    ------       ---
DWS VIP
Alternati
Asset
Allocatio
Plus
2009  .      10.814    11.514         16        10.590    11.493         1*
2010  .      11.514    12.714         15        11.493    12.698         1*
---------    ------    ------        ---        ------    ------       ---
DWS VIP Equity 500 Index
2005  .      13.074    13.442         34        10.117    10.416         3
2006  .      13.442    15.252        207        10.416    11.825         3
2007  .      15.252    15.774        279        11.825    12.235        22
2008  .      15.774     9.732        277        12.235     7.552        28
2009  .       9.732    12.076        284         7.552     9.376        17
2010  .      12.076    13.617        266         9.376    10.578        15
---------    ------    ------        ---        ------    ------       ---
DWS VIP Small Cap Index
2005  .      10.304    10.773         13         N/A        N/A        N/A
2006  .      10.773    12.431         89        11.508    12.441         1*
2007  .      12.431    11.975        140        12.441    11.991         2
2008  .      11.975     7.743        130        11.991     7.758         3
2009  .       7.743     9.627         72         7.758     9.650         1*
2010  .       9.627    11.954         66         9.650    11.987         1*
---------    ------    ------        ---        ------    ------       ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2005  .      13.937    16.008        287        13.909    15.985        18
2006  .      16.008    17.564      1,020        15.985    17.547        50
2007  .      17.564    20.286      1,651        17.547    20.277       146
2008  .      20.286    11.447      1,984        20.277    11.447       217
2009  .      11.447    15.268      2,486        11.447    15.276       242
2010  .      15.268    17.578      2,177        15.276    17.596       191
---------    ------    ------      -----        ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2005  .      10.711    11.126         33        12.488    12.979         1*
2006  .      11.126    11.675         77        12.979    13.626         5
2007  .      11.675    14.560        221        13.626    17.002        11
2008  .      14.560     7.554        231        17.002     8.825        23
2009  .       7.554     9.518        224         8.825    11.125        18
2010  .       9.518    11.607        237        11.125    13.574        23
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity (Reg. TM) VIP Mid Cap
2005  .      10.891    11.541         8         10.095    11.554        69
2006  .      11.541    12.716        55         11.554    12.756       323
2007  .      12.716    14.376        77         12.756    14.450       447
2008  .      14.376     8.510        85         14.450     8.571       584
2009  .       8.510    11.657        70          8.571    11.764       433
2010  .      11.657    14.691        25         11.764    14.856       393
---------    ------    ------        --         ------    ------       ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2005  .       9.984    11.958        10         13.311    15.529        36
2006  .      11.958    13.804        11         15.529    17.962        77
2007  .      13.804    15.838        16         17.962    20.650        90
2008  .      15.838     8.700        14         20.650    11.366        65
2009  .       8.700    10.764        13         11.366    14.090        54
2010  .      10.764    11.904        10         14.090    15.614        45
---------    ------    ------        --         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      11.164    11.198        20         10.027    11.212       102
2007  .      11.198    11.389       115         11.212    11.425       698
2008  .      11.389     7.852        99         11.425     7.894       812
2009  .       7.852    10.437        67          7.894    10.512       749
2010  .      10.437    11.527        82         10.512    11.634       446
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .      10.379    10.916         1*        12.708    13.079        29
2006  .      10.916    11.630         2         13.079    13.962        55
2007  .      11.630    12.681        26         13.962    15.255       129
2008  .      12.681     7.148        29         15.255     8.616       146
2009  .       7.148    10.059        16          8.616    12.149       107
2010  .      10.059    12.584        13         12.149    15.229       146
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .      10.731    11.242         9          9.714    11.256        77
2007  .      11.242    11.403        36         11.256    11.440       416
2008  .      11.403     7.029        35         11.440     7.066       495
2009  .       7.029     8.685        41          7.066     8.748       399
2010  .       8.685     9.466        37          8.748     9.554       376
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       9.813     9.853         2          9.822     9.864        34
2006  .       9.853    10.892         6          9.864    10.926       121
2007  .      10.892    11.851         8         10.926    11.912       315
2008  .      11.851    12.337        15         11.912    12.425       732
2009  .      12.337    14.352        18         12.425    14.484       852
2010  .      14.352    16.100        19         14.484    16.281       736
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2005  .      10.042    10.797         3         12.299    13.151        59
2006  .      10.797    12.891        11         13.151    15.733        97
2007  .      12.891    12.932        23         15.733    15.815       121
2008  .      12.932     7.311        19         15.815     8.959       107
2009  .       7.311     9.395        14          8.959    11.536        63
2010  .       9.395     9.890        12         11.536    12.168        57
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth-Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American International
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity (Reg. TM) VIP Mid Cap
2005  .      10.182    11.571        128        10.097    11.574        16
2006  .      11.571    12.806        564        11.574    12.816        56
2007  .      12.806    14.543      1,070        12.816    14.562       101
2008  .      14.543     8.648      1,334        14.562     8.663       139
2009  .       8.648    11.900      1,121         8.663    11.927        76
2010  .      11.900    15.064      1,177        11.927    15.106        75
---------    ------    ------      -----        ------    ------       ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2005  .      13.419    15.695         26        15.844    18.539         3
2006  .      15.695    18.200        124        18.539    21.509         7
2007  .      18.200    20.976        232        21.509    24.802        10
2008  .      20.976    11.575        229        24.802    13.692        11
2009  .      11.575    14.385        202        13.692    17.025         6
2010  .      14.385    15.981        189        17.025    18.923         5
---------    ------    ------      -----        ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.210    11.229        420        10.424    11.232        93
2007  .      11.229    11.471      1,635        11.232    11.481       220
2008  .      11.471     7.945      2,201        11.481     7.956       292
2009  .       7.945    10.608      1,779         7.956    10.627       189
2010  .      10.608    11.768      1,596        10.627    11.795       153
---------    ------    ------      -----        ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .      12.811    13.218         21        14.227    14.686         2
2006  .      13.218    14.146         82        14.686    15.725        17
2007  .      14.146    15.494        251        15.725    17.232        34
2008  .      15.494     8.773        252        17.232     9.761        16
2009  .       8.773    12.402        195         9.761    13.806        13
2010  .      12.402    15.584        193        13.806    17.358         9
---------    ------    ------      -----        ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .       9.923    11.274        191        10.453    11.277        18
2007  .      11.274    11.486      1,090        11.277    11.495        92
2008  .      11.486     7.112      1,475        11.495     7.122       134
2009  .       7.112     8.827      1,094         7.122     8.843        75
2010  .       8.827     9.664      1,108         8.843     9.687        67
---------    ------    ------      -----        ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       9.763     9.879         37        10.051     9.881         4
2006  .       9.879    10.969        227         9.881    10.977         8
2007  .      10.969    11.988        914        10.977    12.004        68
2008  .      11.988    12.537      2,001        12.004    12.559       162
2009  .      12.537    14.650      2,330        12.559    14.684       202
2010  .      14.650    16.509      2,068        14.684    16.555       194
---------    ------    ------      -----        ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2005  .      13.332    14.290         29        14.508    15.559         5
2006  .      14.290    17.139        234        15.559    18.670        30
2007  .      17.139    17.271        321        18.670    18.824        29
2008  .      17.271     9.808        227        18.824    10.695        18
2009  .       9.808    12.661        158        10.695    13.813        17
2010  .      12.661    13.388        125        13.813    14.613        16
---------    ------    ------      -----        ------    ------       ---
LVIP
American
Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP
American
Growth-In
2010  .      11.956    12.166          5         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP
American
Internati
2010  .      12.092    12.259          2         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP
American
Global
Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP
American
Global
Small
Capitaliz
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Baron Growth Opportunities(4)
2006  .       N/A        N/A        N/A          9.822    10.606         7
2007  .      10.907    10.739         7         10.606    10.774        97
2008  .      10.739     6.406         8         10.774     6.440       171
2009  .       6.406     8.686         4          6.440     8.749       121
2010  .       8.686    10.761         4          8.749    10.861       110
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .      10.042    10.074         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .       N/A        N/A        N/A          9.872    10.691        11
2008  .       N/A        N/A        N/A         10.691     6.118         9
2009  .       6.637     8.041         1*         6.118     8.084        34
2010  .       8.041     9.354         1*         8.084     9.421        57
---------    ------    ------       ---         ------    ------       ---
LVIP Cohen & Steers Global Real Estate
2007  .       9.235     8.201        30          9.556     8.211        74
2008  .       8.201     4.648        21          8.211     4.663       179
2009  .       4.648     6.264        16          4.663     6.297       119
2010  .       6.264     7.224        13          6.297     7.277       111
---------    ------    ------       ---         ------    ------       ---
LVIP Columbia Value Opportunities
2007  .       N/A        N/A        N/A         10.079     9.347         4
2008  .       6.575     6.027         1*         9.347     6.046        33
2009  .       6.027     7.346         2          6.046     7.385        11
2010  .       7.346     8.961         3          7.385     9.027        21
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Bond
2005  .       9.929     9.861        57         10.322    10.380       150
2006  .       9.861    10.096        99         10.380    10.648       523
2007  .      10.096    10.407       115         10.648    10.999       686
2008  .      10.407     9.869       153         10.999    10.451       826
2009  .       9.869    11.461       120         10.451    12.161       993
2010  .      11.461    12.146       114         12.161    12.914       936
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A         10.030    10.028         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2005  .      10.078    10.557         5         12.607    13.191         7
2006  .      10.557    11.820         7         13.191    14.798        22
2007  .      11.820    12.294        22         14.798    15.423       140
2008  .      12.294     8.027        16         15.423    10.090       128
2009  .       8.027    10.359         9         10.090    13.047        84
2010  .      10.359    11.393         9         13.047    14.378        45
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2005  .      10.507    10.344         1*         N/A        N/A        N/A
2006  .      10.344    11.364         2         10.496    11.400        13
2007  .      11.364    11.791         2         11.400    11.851        34
2008  .       N/A        N/A        N/A         11.851     7.450        43
2009  .       N/A        N/A        N/A          7.450     9.091        65
2010  .       N/A        N/A        N/A          9.091    10.049        61
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness
2005  .      10.031    10.745        33         13.524    14.844        20
2006  .      10.745    11.799        34         14.844    16.332        55
2007  .      11.799    11.879        35         16.332    16.475        68
2008  .      11.879     7.610        33         16.475    10.576        36
2009  .       7.610     9.663        33         10.576    13.456        63
2010  .       9.663    10.531        30         13.456    14.694        51
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Special Opportunities
2007  .       9.511     9.119         1*         9.075     9.131         5
2008  .       9.119     5.644         1*         9.131     5.663        16
2009  .       5.644     7.191         2          5.663     7.230        25
2010  .       7.191     9.176         4          7.230     9.244        28
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Baron Growth Opportunities(4)
2006  .       9.310    10.623         26         N/A        N/A        N/A
2007  .      10.623    10.817        211        10.626    10.826        73
2008  .      10.817     6.482        301        10.826     6.491        70
2009  .       6.482     8.829        302         6.491     8.845        26
2010  .       8.829    10.987        314         8.845    11.012        26
---------    ------    ------        ---        ------    ------       ---
LVIP
BlackRock
Inflation
Protected
Bond
2010  .      10.320    10.102         40         N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
LVIP
Capital
Growth
2007  .      10.097    10.708          7        10.061    10.711         1*
2008  .      10.708     6.143         13        10.711     6.148         5
2009  .       6.143     8.137         45         6.148     8.147        11
2010  .       8.137     9.507         55         8.147     9.524        14
---------    ------    ------        ---        ------    ------       ---
LVIP
Cohen &
Steers
Global
Real
Estate
2007  .      10.062     8.223        338         9.276     8.226        36
2008  .       8.223     4.682        487         8.226     4.686        67
2009  .       4.682     6.338        486         4.686     6.346        43
2010  .       6.338     7.343        496         6.346     7.356        42
---------    ------    ------        ---        ------    ------       ---
LVIP
Columbia
Value
Opportuni
2007  .       9.111     9.361          5        10.324     9.364         4
2008  .       9.361     6.071         42         9.364     6.076         5
2009  .       6.071     7.433         26         6.076     7.443         3
2010  .       7.433     9.109         51         7.443     9.125         3
---------    ------    ------        ---        ------    ------       ---
LVIP Delaware Bond
2005  .      10.008     9.886        413         9.906     9.889        26
2006  .       9.886    10.167      1,195         9.889    10.175        70
2007  .      10.167    10.529      1,990        10.175    10.542       186
2008  .      10.529    10.029      2,303        10.542    10.047       289
2009  .      10.029    11.699      2,679        10.047    11.726       305
2010  .      11.699    12.454      2,379        11.726    12.489       330
---------    ------    ------      -----        ------    ------       ---
LVIP
Delaware
Diversifi
Floating
Rate
2010  .      10.049    10.043          6        10.051    10.046         6
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2005  .      10.113    10.584         12        10.608    10.587         5
2006  .      10.584    11.904         57        10.587    11.913        20
2007  .      11.904    12.437        298        11.913    12.453        29
2008  .      12.437     8.157        213        12.453     8.171        36
2009  .       8.157    10.574        151         8.171    10.598        22
2010  .      10.574    11.682        137        10.598    11.715        13
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Growth and Income
2005  .      10.305    10.370         12         N/A        N/A        N/A
2006  .      10.370    11.444        102        10.789    11.453         1*
2007  .      11.444    11.928        187        11.453    11.943        16
2008  .      11.928     7.517        212        11.943     7.530        23
2009  .       7.517     9.195        259         7.530     9.216        16
2010  .       9.195    10.189        265         9.216    10.218        13
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Social Awareness
2005  .      10.150    10.773         57        10.291    10.776         8
2006  .      10.773    11.883         99        10.776    11.892         2
2007  .      11.883    12.017        135        11.892    12.032        15
2008  .      12.017     7.734        129        12.032     7.747        15
2009  .       7.734     9.864        124         7.747     9.887        18
2010  .       9.864    10.798         90         9.887    10.829        18
---------    ------    ------      -----        ------    ------       ---
LVIP
Delaware
Special
Opportuni
2007  .       8.915     9.145          7         9.804     9.148         3
2008  .       9.145     5.686         35         9.148     5.690        17
2009  .       5.686     7.277         39         5.690     7.287         8
2010  .       7.277     9.328        123         7.287     9.345        10
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Global Income
2009  .       N/A        N/A        N/A         10.112    10.661          4
2010  .      10.649    11.421         1*        10.661    11.457         34
---------    ------    ------       ---         ------    ------         --
LVIP Growth Fund(2)
2005  .       N/A        N/A        N/A         10.186    10.809          3
2006  .       9.950    11.209         1*        10.809    11.244          5
---------    ------    ------       ---         ------    ------         --
LVIP Growth Opportunities(3)
2005  .       N/A        N/A        N/A         10.944    11.430          4
2006  .      11.426    12.298         1*        11.430    12.336          7
---------    ------    ------       ---         ------    ------         --
LVIP Janus Capital Appreciation
2005  .       9.969    10.440         3         12.559    12.822          6
2006  .      10.440    11.196         3         12.822    13.777         15
2007  .      11.196    13.181        31         13.777    16.253         28
2008  .      13.181     7.627       254         16.253     9.423         27
2009  .       7.627    10.330        32          9.423    12.788         98
2010  .      10.330    11.247         2         12.788    13.951        106
---------    ------    ------       ---         ------    ------        ---
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP MFS International Growth
2007  .       N/A        N/A        N/A          9.831    11.135         82
2008  .       9.929     5.552         2         11.135     5.570         79
2009  .       5.552     7.375        31          5.570     7.413        102
2010  .       7.375     8.156         4          7.413     8.215        186
---------    ------    ------       ---         ------    ------       ----
LVIP MFS Value
2007  .       9.846     9.686         1*        10.002     9.698         25
2008  .       9.686     6.412         1*         9.698     6.433        148
2009  .       6.412     7.584        27          6.433     7.624        132
2010  .       7.584     8.275        36          7.624     8.335        149
---------    ------    ------       ---         ------    ------       ----
LVIP Mid-Cap Value
2007  .       9.550     8.617         1*        10.004     8.627         31
2008  .       8.617     4.996         1*         8.627     5.012         54
2009  .       4.996     6.957         1*         5.012     6.994         27
2010  .       6.957     8.429         1*         6.994     8.490         32
---------    ------    ------       ---         ------    ------       ----
LVIP Mondrian International Value
2005  .       9.996    11.075        18         15.542    17.136         47
2006  .      11.075    14.078        18         17.136    21.827        116
2007  .      14.078    15.346        15         21.827    23.840        124
2008  .      15.346     9.505        15         23.840    14.795        106
2009  .       9.505    11.266        25         14.795    17.571         77
2010  .      11.266    11.287        18         17.571    17.640         71
---------    ------    ------       ---         ------    ------       ----
LVIP Money Market Fund
2005  .      10.001    10.054        23          9.794     9.863         17
2006  .      10.054    10.290       134          9.863    10.115        317
2007  .      10.290    10.561       217         10.115    10.402      1,123
2008  .      10.561    10.568        57         10.402    10.430      1,844
2009  .      10.568    10.368        45         10.430    10.252        542
2010  .      10.368    10.167        54         10.252    10.074        497
---------    ------    ------       ---         ------    ------      -----
LVIP SSGA Bond Index
2008  .       9.999    10.438        17         10.053    10.448        269
2009  .      10.438    10.667        44         10.448    10.699        537
2010  .      10.667    11.052        35         10.699    11.108        588
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP SSGA Developed International 150
2008  .       5.921     6.247         2          9.673     6.254         95
2009  .       6.247     8.838         8          6.254     8.865        106
2010  .       8.838     9.269        15          8.865     9.316        124
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP
Global
Income
2009  .      10.103    10.673         40        10.444    10.682         3
2010  .      10.673    11.498        105        10.682    11.514         3
---------    ------    ------        ---        ------    ------         -
LVIP Growth Fund(2)
2005  .      10.198    10.825         20        10.273    10.827         1*
2006  .      10.825    11.288         53        10.827    11.297         1*
---------    ------    ------        ---        ------    ------         -
LVIP Growth Opportunities(3)
2005  .      11.161    11.446          1*        N/A        N/A        N/A
2006  .      11.446    12.385         27        12.239    12.395        14
---------    ------    ------        ---        ------    ------       ---
LVIP Janus Capital Appreciation
2005  .      10.092    10.468         19         9.947    10.470         1*
2006  .      10.468    11.276         51        10.470    11.285         1*
2007  .      11.276    13.335        136        11.285    13.353         5
2008  .      13.335     7.751        158        13.353     7.765        21
2009  .       7.751    10.545        238         7.765    10.570        58
2010  .      10.545    11.533        181        10.570    11.566        29
---------    ------    ------        ---        ------    ------       ---
LVIP
JPMorgan
High
Yield
2010  .      10.722    10.809          5         N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
LVIP MFS
Internati
Growth
2007  .       9.897    11.153        146        10.339    11.156         6
2008  .      11.153     5.593        213        11.156     5.597        47
2009  .       5.593     7.462        269         5.597     7.472        48
2010  .       7.462     8.290        262         7.472     8.305        36
---------    ------    ------        ---        ------    ------       ---
LVIP MFS
Value
2007  .       9.979     9.713         35         9.328     9.716         3
2008  .       9.713     6.459        176         9.716     6.464        18
2009  .       6.459     7.674        318         6.464     7.684        67
2010  .       7.674     8.411        328         7.684     8.426        70
---------    ------    ------        ---        ------    ------       ---
LVIP
Mid-Cap
Value
2007  .       9.784     8.641        116        10.128     8.643         4
2008  .       8.641     5.032         97         8.643     5.036        11
2009  .       5.032     7.040        104         5.036     7.049         6
2010  .       7.040     8.567         97         7.049     8.582         6
---------    ------    ------        ---        ------    ------       ---
LVIP Mondrian International Value
2005  .      10.125    11.103         95        10.556    11.107         6
2006  .      11.103    14.178        345        11.107    14.189        28
2007  .      14.178    15.524        421        14.189    15.544        58
2008  .      15.524     9.659        440        15.544     9.676        53
2009  .       9.659    11.500        416         9.676    11.526        38
2010  .      11.500    11.573        383        11.526    11.606        26
---------    ------    ------        ---        ------    ------       ---
LVIP Money Market Fund
2005  .      10.005    10.080        221         N/A        N/A        N/A
2006  .      10.080    10.363      1,007        10.096    10.371       128
2007  .      10.363    10.684      2,132        10.371    10.697       217
2008  .      10.684    10.739      3,279        10.697    10.758       409
2009  .      10.739    10.583      1,923        10.758    10.607       430
2010  .      10.583    10.425      1,191        10.607    10.453       348
---------    ------    ------      -----        ------    ------       ---
LVIP SSGA
Bond
Index
2008  .      10.052    10.462        767        10.059    10.465        71
2009  .      10.462    10.740      1,647        10.465    10.748       131
2010  .      10.740    11.178      1,793        10.748    11.192        99
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA
Conservat
Index
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA
Conservat
Structure
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP SSGA
Developed
Internati
150
2008  .       9.407     6.262        150         9.371     6.263        41
2009  .       6.262     8.898        297         6.263     8.905        36
2010  .       8.898     9.375        321         8.905     9.387        26
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSGA Emerging Markets 100
2008  .       5.388     6.039         2          9.882     6.046        84
2009  .       6.039    11.216        15          6.046    11.250       226
2010  .      11.216    14.012         5         11.250    14.082       160
---------    ------    ------        --         ------    ------       ---
LVIP SSgA Global Tactical Allocation(7)
2005  .      10.563    10.860         1*        10.016    10.872         7
2006  .      10.860    12.375         3         10.872    12.414        53
2007  .      12.375    13.434       615         12.414    13.503       250
2008  .      13.434     7.819         5         13.503     7.875       242
2009  .       N/A        N/A        N/A          7.875    10.091        86
2010  .       9.999    10.632        57         10.091    10.751        61
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA International Index
2008  .       6.091     6.383         2          9.604     6.390        97
2009  .       6.383     7.980        42          6.390     8.004       155
2010  .       7.980     8.352        17          8.004     8.394       173
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Large Cap 100
2008  .       6.890     6.958         4          9.791     6.965       141
2009  .       6.958     9.205        13          6.965     9.233       196
2010  .       9.205    10.728        17          9.233    10.782       218
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A         10.549    10.781         6
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.645    11.427        11
2007  .      11.283    11.219       556         11.410    11.277        42
2008  .      11.219     6.890       565         11.277     6.939       202
2009  .       6.890     8.495       612          6.939     8.573       363
2010  .       8.495     9.529       217          8.573     9.636       369
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small Cap Index
2007  .       9.397     9.125         5         10.077     9.136        11
2008  .       9.125     5.891         6          9.136     5.910        90
2009  .       5.891     7.258        50          5.910     7.297       125
2010  .       7.258     8.955        11          7.297     9.021       114
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Small/Mid Cap 200
2008  .       6.938     7.209         1*        10.149     7.216        45
2009  .       7.209    10.690         4          7.216    10.722        53
2010  .      10.690    13.353         5         10.722    13.420       137
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .      10.082     9.899        38         10.112     9.911        24
2008  .       9.899     5.629         4          9.911     5.647        16
2009  .       5.629     7.875         5          5.647     7.916        43
2010  .       7.875     8.988         5          7.916     9.053        73
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .       N/A        N/A        N/A         13.707    14.747         5
2006  .      10.957    11.706         1*        14.747    15.788        20
2007  .      11.706    13.000         7         15.788    17.569        16
2008  .      13.000     7.273         7         17.569     9.849        33
2009  .       7.273    10.407         5          9.849    14.120        24
2010  .      10.407    13.063         4         14.120    17.760        26
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSGA
Emerging
Markets
100
2008  .       9.734     6.053       110          9.742     6.055        30
2009  .       6.053    11.293       359          6.055    11.302        55
2010  .      11.293    14.169       307         11.302    14.189        46
---------    ------    ------       ---         ------    ------        --
LVIP SSgA Global Tactical Allocation(7)
2005  .      10.155    10.888       100          N/A        N/A        N/A
2006  .      10.888    12.463       426         10.923    12.473         5
2007  .      12.463    13.590       526         12.473    13.607         9
2008  .      13.590     7.946       508         13.607     7.960        20
2009  .       7.946    10.207       404          7.960    10.231        16
2010  .      10.207    10.902       371         10.231    10.933        15
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA
Internati
Index
2008  .       9.601     6.398       153          9.384     6.400        35
2009  .       6.398     8.034       411          6.400     8.040        49
2010  .       8.034     8.447       473          8.040     8.458        39
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA
Large Cap
100
2008  .       9.473     6.975       242          9.722     6.976        51
2009  .       6.975     9.268       612          6.976     9.275        80
2010  .       9.268    10.850       664          9.275    10.863        42
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderate
Index
Allocatio
2010  .       N/A        N/A        N/A         10.621    10.657        10
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderate
Structure
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderatel
Aggressiv
Index
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderatel
Aggressiv
Structure
Allocatio
2010  .      10.719    10.852         2          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
S&P 500
Index(1)
2005  .      10.077    10.251         1*         N/A        N/A        N/A
2006  .      10.251    11.472        14          N/A        N/A        N/A
2007  .      11.464    11.350        63         11.639    11.364        48
2008  .      11.350     7.001       456         11.364     7.014        98
2009  .       7.001     8.671       933          7.014     8.691       136
2010  .       8.671     9.771       986          8.691     9.798       130
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Small Cap
Index
2007  .       9.913     9.150        38          9.057     9.153         4
2008  .       9.150     5.934       218          9.153     5.939        46
2009  .       5.934     7.344       322          5.939     7.354        48
2010  .       7.344     9.102       320          7.354     9.119        32
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA
Small/Mid
Cap 200
2008  .       9.697     7.225        81         10.120     7.227        16
2009  .       7.225    10.763       205          7.227    10.772        18
2010  .      10.763    13.505       190         10.772    13.522        25
---------    ------    ------       ---         ------    ------       ---
LVIP T.
Rowe
Price
Growth
Stock
2007  .       9.840     9.927        73         10.203     9.930         1*
2008  .       9.927     5.670        79          9.930     5.674        21
2009  .       5.670     7.968       314          5.674     7.978        68
2010  .       7.968     9.135       425          7.978     9.152        49
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .      10.405    10.985         8          N/A        N/A        N/A
2006  .      10.985    11.789        50          N/A        N/A        N/A
2007  .      11.789    13.152       127         11.932    13.169         2
2008  .      13.152     7.391       125         13.169     7.405        22
2009  .       7.391    10.623       137          7.405    10.648        26
2010  .      10.623    13.395       116         10.648    13.433        27
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Templeton Growth
2007  .       9.944     9.771        14          9.901     9.783        106
2008  .       9.771     5.948        19          9.783     5.967        221
2009  .       5.948     7.451        10          5.967     7.490        144
2010  .       7.451     7.764        10          7.490     7.820        126
---------     -----     -----        --          -----     -----        ---
LVIP Turner Mid-Cap Growth
2007  .      10.599    10.922         1*        10.030    10.826         73
2008  .      10.922     5.413         1*        10.826     5.376         55
2009  .       5.413     7.856         1*         5.376     7.818         36
2010  .       7.856     9.774         2          7.818     9.747        108
---------    ------    ------        --         ------    ------        ---
LVIP Wells Fargo Intrinsic Value Fund
2005  .      10.029    10.451         3         10.142    10.463         11
2006  .      10.451    11.370         4         10.463    11.406         26
2007  .      11.370    11.601         5         11.406    11.661         71
2008  .      11.601     6.995        11         11.661     7.046         59
2009  .       6.995     8.434         6          7.046     8.511         72
2010  .       8.434     9.725         4          8.511     9.834         75
---------    ------    ------        --         ------    ------        ---
LVIP Wilshire 2010 Profile
2007  .       N/A        N/A        N/A         10.042    10.425          1*
2008  .       N/A        N/A        N/A         10.425     7.772         11
2009  .       N/A        N/A        N/A          7.772     9.472         11
2010  .       N/A        N/A        N/A          9.472    10.344          9
---------    ------    ------       ---         ------    ------        ---
LVIP Wilshire 2020 Profile
2007  .       N/A        N/A        N/A          9.933    10.271          1*
2008  .       N/A        N/A        N/A         10.271     7.357        138
2009  .       7.524     9.010         4          7.357     9.057        143
2010  .       N/A        N/A        N/A          9.057     9.941        124
---------    ------    ------       ---         ------    ------        ---
LVIP Wilshire 2030 Profile
2007  .       N/A        N/A        N/A          9.923    10.377          3
2008  .       N/A        N/A        N/A         10.377     7.037          3
2009  .       N/A        N/A        N/A          7.037     8.823         94
2010  .       N/A        N/A        N/A          8.823     9.728         16
---------    ------    ------       ---         ------    ------        ---
LVIP Wilshire 2040 Profile
2007  .       N/A        N/A        N/A         10.316    10.203          3
2008  .       N/A        N/A        N/A         10.203     6.442          1*
2009  .       N/A        N/A        N/A          6.442     8.265          1*
2010  .       N/A        N/A        N/A          8.265     9.205          2
---------    ------    ------       ---         ------    ------        ---
LVIP Wilshire Conservative Profile
2005  .      10.137    10.231         1*        10.153    10.243         32
2006  .      10.231    10.938         4         10.243    10.972        144
2007  .      10.938    11.526        16         10.972    11.585        464
2008  .      11.526     9.191        57         11.585     9.257        600
2009  .       9.191    11.220        60          9.257    11.323        652
2010  .      11.220    12.123       288         11.323    12.259        551
---------    ------    ------       ---         ------    ------        ---
LVIP Wilshire Moderate Profile
2005  .       N/A        N/A        N/A         10.006    10.460        246
2006  .      10.575    11.447        56         10.460    11.483        865
2007  .      11.447    12.230        96         11.483    12.293      1,377
2008  .      12.230     8.774       121         12.293     8.837      1,683
2009  .       8.774    10.985       190          8.837    11.085      1,544
2010  .      10.985    12.025        98         11.085    12.159      1,346
---------    ------    ------       ---         ------    ------      -----
LVIP Wilshire Moderately Aggressive Profile
2005  .      10.466    10.625         1*        10.000    10.637        322
2006  .      10.625    11.857         9         10.637    11.895        844
2007  .      11.857    12.732       508         11.895    12.797      1,328
2008  .      12.732     8.288        31         12.797     8.348      1,698
2009  .       8.288    10.457        25          8.348    10.553      1,619
2010  .      10.457    11.524        23         10.553    11.653      1,433
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP
Templeton
Growth
2007  .      10.120     9.798        450         9.972     9.801        10
2008  .       9.798     5.991        770         9.801     5.996        64
2009  .       5.991     7.539        578         5.996     7.549        42
2010  .       7.539     7.891        592         7.549     7.905        35
---------    ------     -----        ---         -----     -----        --
LVIP
Turner
Mid-Cap
Growth
2007  .       9.906    10.843         91         9.700    10.846         7
2008  .      10.843     5.398         87        10.846     5.403        25
2009  .       5.398     7.869         88         5.403     7.879        20
2010  .       7.869     9.835        131         7.879     9.853        18
---------    ------    ------        ---        ------    ------        --
LVIP Wells Fargo Intrinsic Value Fund
2005  .      10.009    10.478         33        10.114    10.481         1*
2006  .      10.478    11.451         80        10.481    11.460        18
2007  .      11.451    11.736        172        11.460    11.751        23
2008  .      11.736     7.109        174        11.751     7.122        32
2009  .       7.109     8.609        179         7.122     8.629        23
2010  .       8.609     9.972        176         8.629    10.000        23
---------    ------    ------        ---        ------    ------        --
LVIP
Wilshire
2010
Profile
2007  .      10.283    10.440          3         N/A        N/A        N/A
2008  .      10.440     7.802         19         8.523     7.809         1*
2009  .       7.802     9.534         30         7.809     9.546         2
2010  .       9.534    10.437         26         9.546    10.456         1*
---------    ------    ------        ---        ------    ------       ---
LVIP
Wilshire
2020
Profile
2007  .       9.548    10.287          9         N/A        N/A        N/A
2008  .      10.287     7.387         78         8.125     7.393         1*
2009  .       7.387     9.117         81         7.393     9.129        16
2010  .       9.117    10.031         80         9.129    10.050        15
---------    ------    ------        ---        ------    ------       ---
LVIP
Wilshire
2030
Profile
2007  .       9.566    10.393          6         N/A        N/A        N/A
2008  .      10.393     7.066         25         7.839     7.072         1*
2009  .       7.066     8.881         64         7.072     8.892         4
2010  .       8.881     9.816         63         8.892     9.833         4
---------    ------    ------        ---        ------    ------       ---
LVIP
Wilshire
2040
Profile
2007  .      10.284    10.219          2         N/A        N/A        N/A
2008  .      10.219     6.468         52         N/A        N/A        N/A
2009  .       6.468     8.320         29         N/A        N/A        N/A
2010  .       8.320     9.288         30         N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
LVIP Wilshire Conservative Profile
2005  .      10.012    10.257        158         N/A        N/A        N/A
2006  .      10.257    11.015        468        10.397    11.024         3
2007  .      11.015    11.660        777        11.024    11.675       128
2008  .      11.660     9.340      1,268        11.675     9.356       121
2009  .       9.340    11.453      1,689         9.356    11.479        99
2010  .      11.453    12.431      1,640        11.479    12.465       102
---------    ------    ------      -----        ------    ------       ---
LVIP Wilshire Moderate Profile
2005  .      10.000    10.475        618        10.083    10.478        72
2006  .      10.475    11.528      2,596        10.478    11.537       174
2007  .      11.528    12.372      4,178        11.537    12.388       309
2008  .      12.372     8.916      6,115        12.388     8.932       297
2009  .       8.916    11.213      6,456         8.932    11.238       285
2010  .      11.213    12.330      5,783        11.238    12.364       171
---------    ------    ------      -----        ------    ------       ---
LVIP Wilshire Moderately Aggressive Profile
2005  .      10.122    10.652        620        10.000    10.655         8
2006  .      10.652    11.941      1,783        10.655    11.951        52
2007  .      11.941    12.880      3,079        11.951    12.896       196
2008  .      12.880     8.423      3,607        12.896     8.438       332
2009  .       8.423    10.674      3,960         8.438    10.699       360
2010  .      10.674    11.816      3,443        10.699    11.849       315
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Growth Series
2008  .       N/A        N/A        N/A         13.600     9.165         4
2009  .       N/A        N/A        N/A          9.165    12.361        23
2010  .       N/A        N/A        N/A         12.361    13.965        24
---------     --         ---        ---         ------    ------        --
MFS VIT Total Return Series
2005  .      10.008    10.103         3         11.870    11.961       132
2006  .      10.103    11.055        45         11.961    13.114       229
2007  .      11.055    11.262        65         13.114    13.387       307
2008  .      11.262     8.575        48         13.387    10.213       402
2009  .       8.575     9.895        48         10.213    11.809       384
2010  .       9.895    10.633        42         11.809    12.715       319
---------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities Series
2005  .      10.334    11.034         4         12.032    13.775        95
2006  .      11.034    14.164        15         13.775    17.718       243
2007  .      14.164    17.710        40         17.718    22.198       447
2008  .      17.710    10.796        38         22.198    13.559       397
2009  .      10.796    14.060        35         13.559    17.694       346
2010  .      14.060    15.644        13         17.694    19.726       323
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .      10.181    11.170         7         11.963    13.365        31
2006  .      11.170    12.558        10         13.365    15.055        70
2007  .      12.558    15.082        16         15.055    18.118       118
2008  .      15.082     8.372        18         18.118    10.077        94
2009  .       8.372    10.799        15         10.077    13.024        43
2010  .      10.799    13.665         9         13.024    16.514        36
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2005  .      10.097    10.991         6         15.700    17.270        34
2006  .      10.991    11.977         4         17.270    18.856        61
2007  .      11.977    12.127         7         18.856    19.131        65
2008  .      12.127     6.440         4         19.131    10.180        61
2009  .       6.440     9.252         2         10.180    14.654        39
2010  .       9.252    11.443         2         14.654    18.161        33
---------    ------    ------       ---         ------    ------       ---
PIMCO VIT Commodity Real Return
2009  .       N/A        N/A        N/A         10.976    12.487         1*
2010  .      12.472    15.190         1*        12.487    15.239         8
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT
Growth
Series
2008  .      13.954     9.334         8        13.347    10.977          8
2009  .       9.334    12.621        11        10.977    14.850          8
2010  .      12.621    14.294        14        14.850    16.827         10
---------    ------    ------        --        ------    ------         --
MFS VIT Total Return Series
2005  .      12.384    12.510       191        12.142    12.272          5
2006  .      12.510    13.750       480        12.272    13.494         14
2007  .      13.750    14.071       591        13.494    13.816         47
2008  .      14.071    10.762       621        13.816    10.573         52
2009  .      10.762    12.475       686        10.573    12.261         52
2010  .      12.475    13.466       653        12.261    13.242         53
---------    ------    ------       ---        ------    ------         --
MFS VIT Utilities Series
2005  .      12.763    14.649        66        15.271    17.537         18
2006  .      14.649    18.890       229        17.537    22.625         16
2007  .      18.890    23.725       652        22.625    28.430         66
2008  .      23.725    14.528       635        28.430    17.417         64
2009  .      14.528    19.006       506        17.417    22.798         38
2010  .      19.006    21.242       430        22.798    25.493         30
---------    ------    ------       ---        ------    ------         --
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .      12.063    13.510        41        13.922    15.599          5
2006  .      13.510    15.256       141        15.599    17.625         19
2007  .      15.256    18.406       178        17.625    21.274         29
2008  .      18.406    10.263       145        21.274    11.868         12
2009  .      10.263    13.298        96        11.868    15.386          5
2010  .      13.298    16.903        75        15.386    19.567          4
---------    ------    ------       ---        ------    ------         --
Neuberger Berman AMT Regency Portfolio
2005  .      15.830    17.457        47        15.443    17.038          5
2006  .      17.457    19.108       174        17.038    18.659         10
2007  .      19.108    19.435       218        18.659    18.988         12
2008  .      19.435    10.368       196        18.988    10.134         10
2009  .      10.368    14.961       142        10.134    14.632          9
2010  .      14.961    18.589       125        14.632    18.188          9
---------    ------    ------       ---        ------    ------         --
PIMCO VIT
Commodity
Real
Return
2009  .       9.829    12.507        20         N/A        N/A         N/A
2010  .      12.507    15.301        21         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---



* All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.


(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

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Appendix C - Discontinued Living Benefit Riders
The Living Benefit riders described in this Appendix are unavailable for purchase as of June 30, 2009. This Appendix contains important information for contractowners who purchased their contract and one of the following Living Benefit riders prior to June 30, 2009. The riders described below, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, and 4LATER (Reg. TM) Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (4LATER (Reg.
TM) Advantage). You may not own more than one Living Benefit rider at a time. If you own a Living Benefit rider, you will be subject to Investment Requirements (see Investment Requirements in the prospectus). Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.

i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit are described in detail in the prospectus (see The Contracts - Living Benefit Riders).


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage is a Rider that provides minimum, guaranteed, periodic withdrawals for your life as contractowner/annuitant (Single Life Option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option under Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments plus applicable bonus credits made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. This option guarantees at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are: LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to Investment Requirements.


We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elected the Rider. If you elected the Rider at the time you purchased the contract, the initial Guaranteed Amount equaled your initial purchase payment plus the amount of any bonus credit. If you elected the Rider after we issued the contract, the initial Guaranteed Amount equaled the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments and any bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and any bonus credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:


         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, and applicable bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments and any applicable bonus credits received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments and any bonus credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment (and bonus credit). Any purchase payments and bonus credits made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000

Additional purchase payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600

Additional purchase payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000

On the first Benefit Year Anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 times 1.05% = $125,580 plus $10,400). The $10,000 purchase payment and $400 bonus credit on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of

$10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contractowner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (Single Life) or 65 (Joint Life):


                                                                                                Potential for   Length of 5%
                                                                                   Guaranteed     Charge to     Enhancement
                                                                  Contract Value     Amount         Change         Period
                                                                 ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         No              10
         1st Benefit Year Anniversary...........................      $54,000        $54,075         No               9
         2nd Benefit Year Anniversary...........................      $53,900        $56,779         No               8
         3rd Benefit Year Anniversary...........................      $57,000        $59,618         No               7
         4th Benefit Year Anniversary...........................      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the contract value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. For contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments, including bonus credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,400 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election). Required minimum distributions
(RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Initial Maximum Annual Withdrawal amount = $10,400.

After 10 years, at age 65, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two withdrawals of $10,400) and the contract value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals times 200%), the Guaranteed Amount is increased to $374,400.

The 200% Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under the Joint Life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments and bonus credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):



                                                                                   Guaranteed    Maximum Annual
                                                                  Contract Value     Amount     Withdrawal Amount
                                                                 ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         $2,575
         1st Benefit Year Anniversary...........................      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary...........................      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary...........................      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary...........................      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)

After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:

Contract Value = $54,800
Guaranteed Amount = $79,800

The contract value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 contract value ($6,800 / $54,800)

Contract value = $48,000

Guaranteed Amount = $69,898 ($79,800 X 12.41% = $9,902; $79,800 - $9,902 =
$69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to purchase payments (and not bonus credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to bonus credits are not subject to surrender charges.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner, is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after the next Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary. (See the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment + $4,000 bonus credit
 o $104,000 Guaranteed Amount

 o A 10% market decline results in a contract value of $93,600
 o $5,200 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $98,444 ($104,000 reduced by 5.34% ($5,000/
$93,600) and the new Maximum Annual Withdrawal amount is $4,922 (5% times $98,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charges.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount, (plus any purchase payments and applicable bonus credits made within 90 days of the rider effective date) over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000 with a 4% bonus credit of $4,000; Initial Guaranteed Amount of $104,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $14,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models:
Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Impact of Divorce on Joint Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.


General Provisions

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage will provide a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM

Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Lincoln SmartSecurity (Reg. TM) Advantage

This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, any bonus credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

If you own this Rider, you are limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements in this prospectus.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment plus the amount of any bonus credit. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts of all Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant).


Additional purchase payments and bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and bonus credit (not to exceed the maximum); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit will increase the Guaranteed Amount by $10,300. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and any bonus credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including any surrender charges and other deductions), the Rider charge and account fee plus any purchase payments and any bonus credits made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                          Contract Value      Guaranteed Amount
                                         ----------------    ------------------
o   Initial Purchase Payment $50,000
    (3% bonus credit)                    $51,500                   $51,500
o   1st Benefit Year Anniversary         $54,000                   $54,000
o   2nd Benefit Year Anniversary         $53,900                   $54,000
o   3rd Benefit Year Anniversary         $57,000                   $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments, any bonus credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments and any bonus credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option,demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
 Initial Guaranteed Amount of $104,000 equals $100,000 purchase payment and 4% bonus credit

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400
- $7,000 = $75,400).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a. the contractowner (and spouse if applicable) is age 65;
b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up i.e. all contractowners and the annuitant must be alive and under age 81); and
c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up with $100,000 (and received a bonus credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. You must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders will limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments and any bonus credits. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments and any bonus credits. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments, corresponding bonus credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit, plus 15% of that purchase payment and bonus credit.


Example:

         Initial Purchase Payment and corresponding bonus credit      $104,000
         Purchase Payment and corresponding bonus credit 60           $ 10,400
                                                                      --------
         days later
         Income Base                                                  $114,400
         Future Income Base (during the 1st Waiting Period)           $131,560   ($114,400 x 115%)
         Income Base (after 1st Waiting Period)                       $131,560
         New Future Income Base (during 2nd Waiting Period)           $151,294   ($131,560 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit plus 15% of that purchase payment and corresponding bonus credit on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:



         Income Base                                                $104,000
         Purchase Payment and corresponding bonus credit in         $ 10,400
                                                                    --------
         Year 2
         New Income Base                                            $114,400
         Future Income Base (during 1st Waiting Period-Year 2)      $130,520   ($104,000 x 115%) + ($10,400 x 100%) +
                                                                               ($10,400 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $130,520
         New Future Income Base (during 2nd Waiting Period)         $150,098   ($130,520 x 115%)


Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments and corresponding bonus credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:

      Income Base                             $104,000      Maximum Income Base                   $208,000
      Purchase Payment and                    $ 10,400      Increase to Maximum Income Base       $ 20,800
       corresponding bonus credit in
       Year 2
      New Income Base                         $114,400      New Maximum Income Base               $228,800
      Future Income Base after Purchase       $130,520      Maximum Income Base                   $228,800
       Payment

      Income Base (after 1st Waiting          $130,520
       Period)
      Future Income Base (during 2nd          $150,098      Maximum Income Base                   $228,800
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $117,468
      Future Income Base                      $135,088      Maximum Income Base                   $205,920

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

NOTE: If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment

(which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period occurred.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your Rider. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or, the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     LINCOLN LIFE VARIABLE ANNUITY CONTRACTS
                     ---------------------------------------
                   ELIGIBLE FOR INCLUSION IN OWNER'S INVESTMENT
                   --------------------------------------------

The American Legacy(R)                             Lincoln ChoicePlus(SM)
American Legacy II(R)                              Lincoln ChoicePlus(SM) Access
American Legacy III(R)                             Lincoln ChoicePlus(SM) Bonus
American Legacy III C Share(R)                     Lincoln ChoicePlus II(SM)
American Legacy III Plus(R)                        Lincoln ChoicePlus II(SM) Access
American Legacy III View(R)                        Lincoln ChoicePlus II(SM) Bonus
American Legacy Shareholder's Advantage(R)         Lincoln ChoicePlus II(SM) Advance
American Legacy Design(R)                          Lincoln ChoicePlus Assurance(SM) (A Share)
American Legacy(R) Signature                       Lincoln ChoicePlus Assurance(SM) (A Class)
                                                   Lincoln ChoicePlus Assurance(SM) (B Share)
                                                   Lincoln ChoicePlus Assurance(SM) (B Class)
                                                   Lincoln ChoicePlus Assurance(SM) (C Share)
Multi-Fund(R)                                      Lincoln ChoicePlus Assurance(SM) (L Share)
Multi-Fund(R) 5                                    Lincoln ChoicePlus Assurance(SM) (Bonus)
                                                   Lincoln ChoicePlus(SM) Design
                                                   Lincoln ChoicePlus(SM) Rollover
                                                   Lincoln ChoicePlus(SM) Signature
                                                   Lincoln InvestmentSolutions(SM)

                                    SAI 3

Lincoln ChoicePlus AssuranceSM (Bonus)
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (Bonus) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2011. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (Bonus) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.

The date of this SAI is May 1, 2011.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $220,940,772, $202,245,526 and $289,902,595 to LFA and Selling Firms in 2008, 2009 and 2010, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94



A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).




Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services

Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program.

However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.


Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.




Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life appear on the following pages.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                               /s/ Ernst & Young LLP

                                               Philadelphia, Pennsylvania
                                               April 1, 2011

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                       AS OF DECEMBER 31,
                                                                                                       ---------------------
                                                                                                         2010       2009
                                                                                                       -------- ------------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2010 -- $63,512; 2009 -- $58,816)                      $ 66,289  $ 58,889
     Variable interest entities' fixed maturity securities (amortized cost: 2010 -- $570)                   584        --
     Equity securities (cost: 2010 -- $119; 2009 -- $141)                                                   140       155
  Trading securities                                                                                      2,459     2,366
  Mortgage loans on real estate                                                                           6,431     6,835
  Real estate                                                                                               168       128
  Policy loans                                                                                            2,832     2,864
  Derivative investments                                                                                  1,021       841
  Other investments                                                                                         978       975
                                                                                                       -------- ------------
        Total investments                                                                                80,902    73,053
Cash and invested cash                                                                                    1,904     2,553
Deferred acquisition costs and value of business acquired                                                 8,854     9,396
Premiums and fees receivable                                                                                334       302
Accrued investment income                                                                                   904       860
Reinsurance recoverables                                                                                  7,626     7,880
Reinsurance related embedded derivatives                                                                    112       277
Goodwill                                                                                                  3,017     3,011
Other assets                                                                                              3,729     3,375
Separate account assets                                                                                  84,630    73,500
                                                                                                       -------- ------------
        Total assets                                                                                   $192,012  $174,207
                                                                                                       ======== ============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                               $ 14,872  $ 14,507
Other contract holder funds                                                                              66,721    63,177
Short-term debt                                                                                              10        21
Long-term debt                                                                                            2,429     1,925
Funds withheld reinsurance liabilities                                                                    3,385     3,137
Deferred gain on business sold through reinsurance                                                          405       516
Payables for collateral on investments                                                                    1,712     1,924
Variable interest entities' liabilities                                                                     132        --
Other liabilities                                                                                         3,118     2,099
Separate account liabilities                                                                             84,630    73,500
                                                                                                       -------- ------------
        Total liabilities                                                                               177,414   160,806
                                                                                                       -------- ------------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                     10,585    10,588
Retained earnings                                                                                         3,137     2,915
Accumulated other comprehensive income (loss)                                                               876      (102)
                                                                                                       -------- ------------
        Total stockholder's equity                                                                       14,598    13,401
                                                                                                       -------- ------------
            Total liabilities and stockholder's equity                                                 $192,012  $174,207
                                                                                                       ======== ============
           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                          -----------------------------
                                                                                            2010      2009      2008
                                                                                          --------- --------- ---------
REVENUES
Insurance premiums                                                                        $1,929    $1,878    $1,835
Insurance fees                                                                             3,070     2,841     2,990
Net investment income                                                                      4,362     4,006     3,975
Realized gain (loss):
  Total other-than-temporary impairment losses on securities                                (231)     (643)     (682)
  Portion of loss recognized in other comprehensive income                                    83       262        --
                                                                                          --------- --------- ---------
     Net other-than-temporary impairment losses on securities recognized in earnings        (148)     (381)     (682)
     Realized gain (loss), excluding other-than-temporary impairment losses on securities   (100)     (208)     (142)
                                                                                          --------- --------- ---------
        Total realized gain (loss)                                                          (248)     (589)     (824)
                                                                                          --------- --------- ---------
Amortization of deferred gain on business sold through reinsurance                            52        73        76
Other revenues and fees                                                                      360       299       271
                                                                                          --------- --------- ---------
     Total revenues                                                                        9,525     8,508     8,323
                                                                                          --------- --------- ---------
BENEFITS AND EXPENSES
Interest credited                                                                          2,435     2,406     2,438
Benefits                                                                                   2,570     2,450     2,654
Underwriting, acquisition, insurance and other expenses                                    2,999     2,579     2,960
Interest and debt expense                                                                     99        93        85
Impairment of intangibles                                                                     --       729        --
                                                                                          --------- --------- ---------
     Total benefits and expenses                                                           8,103     8,257     8,137
                                                                                          --------- --------- ---------
     Income (loss) before taxes                                                            1,422       251       186
     Federal income tax expense (benefit)                                                    347       163       (68)
                                                                                          --------- --------- ---------
        Net income (loss)                                                                 $1,075      $ 88     $ 254
                                                                                          ========= ========= =========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                            --------------------------------
                                                               2010       2009       2008
                                                            ---------- ---------- ----------
COMMON STOCK
Balance as of beginning-of-year                             $10,588    $ 9,132    $ 9,105
Capital contribution from Lincoln National Corporation           --      1,451         --
Stock compensation/issued for benefit plans                      (3)         5         27
                                                            ---------- ---------- ----------
     Balance as of end-of-year                               10,585     10,588      9,132
                                                            ---------- ---------- ----------
RETAINED EARNINGS
Balance as of beginning-of-year                               2,915      3,135      3,283
Cumulative effect from adoption of new accounting standards    (169)        97         --
Comprehensive income (loss)                                   1,872      2,692     (2,408)
Less other comprehensive income (loss), net of tax              797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Net income (loss)                                        1,075         88        254
Dividends declared                                             (684)      (405)      (402)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                3,137      2,915      3,135
                                                            ---------- ---------- ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (102)    (2,609)        53
Cumulative effect from adoption of new accounting standards     181        (97)        --
Other comprehensive income (loss), net of tax                   797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                  876       (102)    (2,609)
                                                            ---------- ---------- ----------
         Total stockholder's equity as of end-of-year       $14,598    $13,401    $ 9,658
                                                            ========== ========== ==========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                                   FOR THE YEARS ENDED
                                                                                                       DECEMBER 31,
                                                                                             -------------------------------
                                                                                                2010       2009       2008
                                                                                             ---------- ---------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $ 1,075       $ 88      $ 254
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                          (304)      (371)      (237)
  Trading securities purchases, sales and maturities, net                                         39        (20)       177
  Change in premiums and fees receivable                                                         (32)       143        (61)
  Change in accrued investment income                                                            (44)       (87)        19
  Change in future contract benefits and other contract holder funds                            (202)    (2,857)     4,098
  Change in reinsurance related assets and liabilities                                           888      2,790     (3,618)
  Change in federal income tax accruals                                                          692        178        (45)
  Realized (gain) loss                                                                           248        589        824
  Amortization of deferred gain on business sold through reinsurance                             (52)       (73)       (76)
  Impairment of intangibles                                                                       --        729         --
  Other                                                                                           63          1        (12)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) operating activities                                       2,371      1,110      1,323
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                   (12,816)   (13,075)    (5,776)
Sales of available-for-sale securities                                                         2,642      3,614      1,506
Maturities of available-for-sale securities                                                    4,429      3,209      3,732
Purchases of other investments                                                                (2,775)      (779)    (1,163)
Sales or maturities of other investments                                                       3,099      1,102        907
Increase (decrease) in payables for collateral on investments                                   (212)     1,044       (255)
Proceeds from sale of subsidiaries/businesses, net of cash disposed                               --          6         --
Proceeds from reinsurance recapture                                                               25         --         --
Other                                                                                            (74)       (51)      (117)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) investing activities                                      (5,682)    (4,930)    (1,166)
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                                504         --        250
Increase (decrease) in short-term debt                                                           (11)         3        (14)
Deposits of fixed account values, including the fixed portion of variable                     11,051     11,346      9,806
Withdrawals of fixed account values, including the fixed portion of variable                  (5,225)    (5,440)    (5,910)
Transfers to and from separate accounts, net                                                  (2,958)    (2,248)    (2,204)
Payment of funding agreements                                                                     --         --       (550)
Common stock issued for benefit plans and excess tax benefits                                    (15)        --          8
Capital contribution from parent company                                                          --      1,001         --
Dividends paid to stockholders                                                                  (684)      (405)      (402)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) financing activities                                       2,662      4,257        984
                                                                                             ---------- ---------- ----------
Net increase (decrease) in cash and invested cash, including discontinued operations            (649)       437      1,141
Cash and invested cash, including discontinued operations, as of beginning-of-year             2,553      2,116        975
                                                                                             ---------- ---------- ----------
     Cash and invested cash, including discontinued operations, as of end-of-year            $ 1,904    $ 2,553    $ 2,116
                                                                                             ========== ========== ==========


           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. See Note 4 below for additional details. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to obtain financing to either invest in assets that allow us to gain exposure to a broadly diversified pool of corporate issuers or to support our universal life ("UL") business with secondary guarantees. The factors used to determine whether or not we are the primary beneficiary and must consolidate a VIE in which we hold a variable interest changed effective January 1, 2010, upon the adoption of new accounting guidance. See "Consolidations Topic" in Note 2 for details. Beginning January 1, 2010, we continuously analyze the primary beneficiary of our VIEs, to determine whether we are the primary beneficiary, by applying a qualitative approach to identify the variable interest that has the power to direct activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting, and accordingly generally, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests. For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

- Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

- Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

- Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no mar- ket activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

We use observable and unobservable inputs in our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

- Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U. S. Government bonds.

- Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations ("CMOs"), mortgage pass through securities backed by residential mortgages ("MPTS") and MBS backed by commercial mortgages ("CMBS"), and for our asset-backed securities ("ABS") collateralized debt obligations ("CDOs").

- State and municipal bonds - We also use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

- Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

-    The estimated range and average period until recovery;

-    The estimated range and average holding period to maturity;

-    Remaining payment terms of the security;

-    Current delinquencies and nonperforming assets of underlying collateral;

-    Expected future default rates;

- Collateral value by vintage, geographic region, industry concentration or property type;

- Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

-    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

-    The current economic environment and market conditions;

-    Our business strategy and current business plans;

- The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

- Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

- The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

-    The capital risk limits approved by management; and

-    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

-    Historic and implied volatility of the security;

- Length of time and extent to which the fair value has been less than amortized cost;

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

- Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

-    Failure, if any, of the issuer of the security to make scheduled payments;
     and

- Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS CDOs, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

-    Fundamentals of the industry in which the issuer operates;

- Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

- Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

-    Expectations regarding defaults and recovery rates;

-    Changes to the rating of the security by a rating agency; and

- Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

- Level of creditworthiness of the home equity loans that back a CMO, residential mortgages that back a MPTS or commercial mortgages that back a CMBS;

- Susceptibility to fair value fluctuations for changes in the interest rate environment;

- Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

- Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

- Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

-    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or sub-prime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the in-vestees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income. See Note 6 for details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income (Loss).

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change. See Note 6 for additional discussion of our derivative instruments, including details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income
(Loss).

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring UL insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the un-amortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

Sales force intangibles are attributable to the value of the new business distribution system for certain life insurance products within the Insurance Solutions - Life Insurance segment acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income
(Loss) in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for account values, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50% . These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of sales for these products in 2010. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R)
Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Level 3 within the hierarchy levels described above in "Fair Value
Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES
Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES
Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2008 through 2010 ranged from 3.00% to 9.00%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). See Note 20 for additional information.

INTEREST AND DEBT EXPENSES
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES
We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC
In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. Primarily, the quantitative analysis previously required under the Consolidations Topic of the FASB ASC was eliminated and replaced with a qualitative approach for identifying the variable interest that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In addition, variable interest holders are required to perform an ongoing reassessment of the primary beneficiary of the VIE. Upon adoption of ASU 2009-17, an entity was required to reconsider prior consolidation assessments for VIEs in which the entity continues to hold a variable interest. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. In accordance with ASU 2009-17, we are the primary beneficiary of the VIEs associated with our investments

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

in Credit-Linked Notes ("CLN"), and as such, we consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. The following summarizes the increases or (decreases) recorded effective January 1, 2010, to the categories (in millions) on our Consolidated Balance Sheets for this cumulative effect adjustment:

ASSETS
AFS securities, at fair value:
  Fixed maturity securities -- ABS CLNs         $(322)
  VIEs' fixed maturity securities                 565
                                                --------
     Total assets                               $ 243
                                                ========
LIABILITIES
VIEs' liabilities:
  Derivative instruments                        $ 225
  Federal income tax                              (91)
                                                --------
     Total VIEs' liabilities                      134
Other liabilities -- deferred income taxes         97
                                                --------
     Total liabilities                          $ 231
                                                ========
STOCKHOLDER'S EQUITY
Retained earnings                               $(169)
Accumulated OCI -- unrealized gain (loss) on
  AFS securities                                  181
                                                --------
  Total stockholder's equity                       12
                                                --------
     Total liabilities and stockholder's equity $ 243
                                                ========

In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note
1. See Note 4 for more detail regarding the consolidation of our VIEs.

DERIVATIVES AND HEDGING TOPIC
In March 2010, the FASB issued ASU No. 2010-11, "Scope Exception Related to Embedded Credit Derivatives" ("ASU 2010-11"), to clarify the scope exception when evaluating an embedded credit derivative, which may potentially require separate accounting. Specifically, ASU 2010-11 states that only an embedded credit derivative feature related to the transfer of credit risk that is solely in the form of subordination of one financial instrument to another is not subject to further analysis as a potential embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Embedded credit derivatives, which no longer qualify for the scope exception, are subject to a bifurcation analysis. The fair value option may be elected for investments within the scope of ASU 2010-11 on an instrument-by-instrument basis. If the fair value option is not elected, preexisting contracts acquired, issued or subject to a remeasurement event on or after January 1, 2007 are within the scope of ASU 2010-11. We adopted ASU 2010-11 at the beginning of the interim reporting period ended September 30, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC
In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which requires additional disclosure related to the three-level fair value hierarchy. Entities are required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 amended the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. We adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in Note 18 related to benefit plans and Note 22 related to Levels 1 and 2 of the fair value hierarchy. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes to Consolidated Financial Statements effective January 1, 2011.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC
In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. Our accounting policy for OTTI, included in Note 1, reflects these changes to the accounting guidance adopted by FASB.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                    NET
                                 UNREALIZED     UNREALIZED
                                    OTTI           LOSS
                                   ON AFS         ON AFS
                                 SECURITIES     SECURITIES    TOTAL
                                ------------- ------------- --------
Increase in amortized cost of
  fixed maturity AFS securities        $33          $152     $185
Change in DAC, VOBA,
  DSI, and DFEL                         (6)          (30)     (36)
Income tax                              (9)          (43)     (52)
                                ------------- ------------- --------
  Net cumulative effect
     adjustment                        $18          $ 79     $ 97
                                ============= ============= ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                       $121
CMOs                                    62
CDOs                                     2
                                      ----
  Total fixed maturity AFS securities $185
                                      ====

In addition, we include on the face of our Consolidated Statements of Income
(Loss) the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

RECEIVABLES TOPIC
In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"), in order to enhance and expand the financial statement disclosures. These amendments are intended to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. In addition, expanded disclosures provide more information regarding changes recognized during the reporting period to the allowance for credit losses. Comparative disclosures are not required for earlier reporting periods ending prior to the initial adoption date, and the amendments in ASU 2010-20 are effective in phases over two reporting periods. We adopted the amendments related to information required as of the end of the reporting period for the reporting period ending December 31, 2010, and have included the required disclosures in Notes 1 and 5. Disclosures that provide information about the activity during a reporting period, primarily the allowance for credit losses and modifications of financing receivables, are effective for interim and annual reporting periods beginning on or after December 15, 2010, and will be included in the Notes to Consolidated Financial Statements beginning with the reporting period ending March 31, 2011.

TRANSFERS AND SERVICING TOPIC
In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which, among other things, eliminated the concept of a qualifying special-purpose entity ("SPE") and removed the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs were required to be re-evaluated for consolidation by the sponsor or transferor. We adopted ASU 2009-16 effective January 1, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations. See "Consolidations Topic" above for additional information and Note 4 for further discussion of the accounting treatment of our VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC
In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. We will adopt ASU 2010-15 as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on our consolidated financial condition and results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

INTANGIBLES -- GOODWILL AND OTHER TOPIC
In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment is not assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units to perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. The amendments are effective for fiscal years and interim periods beginning after December 15, 2010, and early adoption is not permitted. Upon adoption of this ASU, all reporting units within scope must be evaluated under the new accounting guidance, and any resulting impairment will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Impairments identified after the period of adoption must be recognized in earnings. We will adopt the amendments in ASU 2010-28 effective as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and result of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")
We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $(148)
Other assets                                    (40)
                                              --------
  Total assets                                $(188)
                                              ========
LIABILITIES
Future contract benefits                      $ (72)
Deferred gain (loss) on business sold through
  reinsurance                                   (76)
Other liabilities                               (40)
                                              --------
  Total liabilities                           $(188)
                                              ========


REINSURANCE RECAPTURED FROM LNBAR
During the third quarter of 2010, we completed a reinsurance transaction whereby we recaptured a portion of business previously ceded to LNBAR. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Cash                                            $ 25
Deferred acquisition costs                       110
                                               --------
  Total assets                                 $ 135
                                               ========
LIABILITIES
Future contract benefits                       $ 387
Other contract holder funds                       22
Funds withheld reinsurance liabilities          (346)
Deferred gain (loss) on business sold through
  reinsurance                                     42
Other liabilities                                 10
                                               --------
  Total liabilities                            $ 115
                                               ========
REVENUES AND EXPENSES
Amortization of deferred gain on business sold
  through reinsurance:
  Write-off of unamortized deferred loss       $ (42)
  Gain on recapture                               17
Benefits                                          55
Federal income tax expense                       (10)
                                               --------
  Net income                                    $ 20
                                               ========

FUNDS WITHHELD AGREEMENT WITH LNBAR
We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FIRST PENN-PACIFIC LIFE INSURANCE COMPANY ("FPP")
We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION (CONTINUED)

summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $48
Other assets                                   15
                                              ---
  Total assets                                $63
                                              ===
LIABILITIES
Future contract benefits                      $15
Deferred gain (loss) on business sold through
  reinsurance                                  47
Other liabilities                               1
                                              ---
  Total liabilities                           $63
                                              ===

CAPITAL CONTRIBUTION OF LFM
On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                            CONTRIBUTION
                                                   VALUE
                                            ---------------
Cash and invested cash                             $ 1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                            ---------------
  Total capital contribution of LFM(1)            $280
                                            ===============

(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES
In 2006 and 2007, we issued two funding agreements and used the proceeds to invest in the Class 1 Notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 Notes, which are held by third parties, and, together with the Class 1 Notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. As of December 31, 2009, these VIEs were not consolidated because under the authoritative accounting guidance at that time, we were not the primary beneficiary of the VIEs because the Class 2 Notes absorbed the majority of the expected losses of the CLN structures. The carrying value of the CLNs as of December 31, 2009, was recognized as a fixed maturity security within AFS on our Consolidated Balance Sheets, and the funding agreements we issued were reported in other contract holder funds on our Consolidated Balance Sheets as of December 31, 2010 and 2009.

Effective January 1, 2010, we adopted the new accounting guidance noted above and evaluated the primary beneficiary of the CLN structures using qualitative factors. Based on our evaluation, we concluded that the ability to actively manage the reference portfolio underlying the credit default swaps is the most significant activity impacting the performance of the CLN structures, because the subordination and participation in credit losses may change. We concluded that we have the power to direct this activity. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We consolidated all of the assets and liabilities of the CLN structures through a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010, and recognized the results of operations of these VIEs on our consolidated financial statements beginning in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption. Asset and liability information (dollars in millions) for these

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. VARIABLE INTEREST ENTITIES (CONTINUED)

consolidated VIEs included on our Consolidated Balance Sheets as of December 31, 2010, was as follows:

                                NUMBER
                                  OF      NOTIONAL  CARRYING
                              INSTRUMENTS  AMOUNTS    VALUE
                              ----------- -------- -----------
ASSETS
Fixed maturity corporate
  asset-backed credit
  card loan securities(1)       N/A         $ --     $584
                              =========== ======== ===========
LIABILITIES
Derivative instruments not
  designated and not
  qualifying as hedging
  instruments:
  Credit default swaps(2)         2         $600     $215
  Contingent forwards(2)          2           --       (6)
                              ----------- -------- -----------
     Total derivative
        instruments not
        designated and not
        qualifying as hedging
        instruments               4          600      209
Federal income tax(2)           N/A           --      (77)
                              ----------- -------- -----------
        Total liabilities         4         $600     $132
                              =========== ======== ===========

(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2010
                                               ---------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Credit default swaps(1)                               $25
Contingent forwards(1)                                 (9)
                                               ---------------
  Total derivative instruments not designated
     and not qualifying as hedging instruments        $16
                                               ===============

(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2010:

                                           AMOUNT AND
                                        DATE OF ISSUANCE
                                 --------------------------
                                     $400          $200
                                   DECEMBER        APRIL
                                     2006          2007
                                 ------------- ------------
Original attachment point
  (subordination)                      5.50%        2.05%
Current attachment point
  (subordination)                      4.17%        1.48%
Maturity                         12/20/2016    3/20/2017
Current rating of tranche                B-          Ba2
Current rating of underlying
  collateral pool                    Aa1-B3       Aaa-B1
Number of defaults in underlying
  collateral pool                         2            2
Number of entities                      123           99
Number of countries                      19           22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment as of December 31, 2010.

As described more fully in Note 1, we regularly review our investment holdings for OTTIs. Based upon this review, we believe that the fixed maturity corporate asset-backed credit card loan securities were not other-than-temporarily impaired as of December 31, 2010.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2010:

                                    AAA      AA       A      BBB     BB      B      CCC     TOTAL
                                   ------- ------- ------- ------- ------- ------- ------- --------
INDUSTRY
Telecommunications                  --%      --%    6.4%    3.7%    1.1%     --%     --%     11.2%
Financial intermediaries           0.4%     4.0%    6.2%    0.5%     --%     --%     --%     11.1%
Oil and gas                         --%     1.0%    1.2%    4.1%     --%     --%     --%      6.3%
Utilities                           --%      --%    3.1%    1.4%     --%     --%     --%      4.5%
Chemicals and plastics              --%      --%    2.4%    1.2%    0.3%     --%     --%      3.9%
Drugs                              0.3%     2.2%    1.2%     --%     --%     --%     --%      3.7%
Retailers (except food and drug)    --%      --%    0.6%    1.8%    1.1%     --%     --%      3.5%
Industrial equipment                --%      --%    3.0%    0.3%     --%     --%     --%      3.3%
Sovereign                           --%     0.6%    1.6%    1.0%     --%     --%     --%      3.2%
Food products                       --%     0.3%    1.8%    1.1%     --%     --%     --%      3.2%
Conglomerates                       --%     2.7%    0.5%     --%     --%     --%     --%      3.2%
Forest products                     --%      --%     --%    1.6%    1.4%     --%     --%      3.0%
Other industry < 3% (28 industries) --%     2.0%   15.4%   17.3%    3.5%    1.4%    0.3%     39.9%
                                   ------- ------- ------- ------- ------- ------- ------- --------
  Total by industry                 0.7%   12.8%   43.4%   34.0%    7.4%    1.4%    0.3%    100.0%
                                   ======= ======= ======= ======= ======= ======= ======= ========

UNCONSOLIDATED VIES
Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principle.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our MBS, which include CMOs, MPTS and CMBS and our ABS CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination which reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our consolidated financial statements. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2010
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $47,920 $3,470  $ 597      $ 78 $50,715
U.S. Government bonds                            106     16     --        --     122
Foreign government bonds                         459     37      2        --     494
MBS:
  CMOs                                         5,423    309    107       140   5,485
  MPTS                                         2,801    100      5        --   2,896
  CMBS                                         2,047     89    165         6   1,965
ABS CDOs                                         173     21     13         8     173
State and municipal bonds                      3,150     26     91        --   3,085
Hybrid and redeemable preferred securities     1,433     55    134        --   1,354
VIEs' fixed maturity securities                  570     14     --        --     584
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          64,082  4,137  1,114       232  66,873
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                 2     --     --        --       2
Insurance securities                              32      4     --        --      36
Other financial services securities               18     14     --        --      32
Other securities                                  67      7      4        --      70
                                           --------- ------ ------ --------- -------
     Total equity securities                     119     25      4        --     140
                                           --------- ------ ------ --------- -------
         Total AFS securities                $64,201 $4,162 $1,118      $232 $67,013
                                           ========= ====== ====== ========= =======

                                                     AS OF DECEMBER 31, 2009
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,028 $2,195 $1,084      $ 63 $44,076
U.S. Government bonds                            136     12     --        --     148
Foreign government bonds                         473     25      9        --     489
MBS:
  CMOs                                         5,819    246    289       149   5,627
  MPTS                                         2,874     61     26        --   2,909
  CMBS                                         2,332     46    330        --   2,048
ABS:
  CDOs                                           189     10     33         9     157
  CLNs                                           600     --    278        --     322
State and municipal bonds                      1,983     14     54        --   1,943
Hybrid and redeemable preferred securities     1,382     33    245        --   1,170
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          58,816  2,642  2,348       221  58,889
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                25     --      1        --      24
Insurance securities                              44      2     --        --      46
Other financial services securities               22     12      6        --      28
Other securities                                  50      7     --        --      57
                                           --------- ------ ------ --------- -------
     Total equity securities                     141     21      7        --     155
                                           --------- ------ ------ --------- -------
         Total AFS securities                $58,957 $2,663 $2,355      $221 $59,044
                                           ========= ====== ====== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2010
                                         -----------------------
                                         AMORTIZED       FAIR
                                           COST         VALUE
                                         --------- -------------
Due in one year or less                    $ 2,236       $ 2,281
Due after one year through five years       11,815        12,631
Due after five years through ten years      19,298        20,601
Due after ten years                         20,289        20,841
                                         --------- -------------
  Subtotal                                  53,638        56,354
                                         --------- -------------
MBS                                         10,271        10,346
CDOs                                           173           173
                                         --------- -------------
     Total fixed maturity AFS securities   $64,082       $66,873
                                         ========= =============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                         AS OF DECEMBER 31, 2010
                                           ------------------------------------------------------------------------
                                                 LESS THAN OR EQUAL           GREATER THAN
                                                  TO TWELVE MONTHS            TWELVE MONTHS             TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $5,155       $289 $1,944             $386 $ 7,099      $ 675
Foreign government bonds                                   19         --      9                2      28          2
MBS:
  CMOs                                                    447        116    700              131   1,147        247
  MPTS                                                    181          5      2               --     183          5
  CMBS                                                     73          8    278              163     351        171
ABS CDOs                                                   --         --    146               21     146         21
State and municipal bonds                               1,849         81     26               10   1,875         91
Hybrid and redeemable preferred securities                199          9    547              125     746        134
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,923        508  3,652              838  11,575      1,346
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Other securities                                            3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,926       $512 $3,652             $838 $11,578     $1,350
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,196
                                                                                                         ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                         AS OF DECEMBER 31, 2009
                                           ------------------------------------------------------------------------
                                                  LESS THAN OR EQUAL            GREATER THAN
                                                   TO TWELVE MONTHS             TWELVE MONTHS           TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $4,163       $221 $5,638            $ 926 $ 9,801     $1,147
Foreign government bonds                                   30         --     46                9      76          9
MBS:
  CMOs                                                    382        151    870              287   1,252        438
  MPTS                                                  1,227         14     81               12   1,308         26
  CMBS                                                    152         13    619              317     771        330
ABS:
  CDOs                                                      9          6    127               36     136         42
  CLNs                                                     --         --    322              278     322        278
State and municipal bonds                               1,190         45     53                9   1,243         54
Hybrid and redeemable preferred securities                105          5    795              240     900        245
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,258        455  8,551            2,114  15,809      2,569
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Banking securities                                          1          1     --               --       1          1
Other financial services securities                         4          6     --               --       4          6
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                5          7     --               --       5          7
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,263       $462 $8,551           $2,114 $15,814     $2,576
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,696
                                                                                                         ==========

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                   AS OF DECEMBER 31, 2010
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 169   $ 73              $ 4              41
Six months or greater, but less than nine months        55     20               --              13
Nine months or greater, but less than twelve months     39     15                1              13
Twelve months or greater                               884    501              171             224
                                                    ------ ------ ---------------- ---------------
  Total                                             $1,147   $609             $176             291
                                                    ====== ====== ================ ===============

                                                                   AS OF DECEMBER 31, 2009
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 415  $ 125              $ 4              80
Six months or greater, but less than nine months       115     60               --              25
Nine months or greater, but less than twelve months    409    160               93              96
Twelve months or greater                             1,623  1,264              116             309
                                                    ------ ------ ---------------- ---------------
  Total                                             $2,562 $1,609             $213             510
                                                    ====== ====== ================ ===============

(1) We may reflect a security in more than one aging category based on various purchase dates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2010, decreased $1.2 billion in comparison to December 31, 2009. This change was attributable to a decline in overall market yields, which was driven, in part, by improved credit fundamentals (i.e., market improvement and narrowing credit spreads). As discussed further below, we believe the unrealized loss position as of December 31, 2010, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2010, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2010, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2010, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2010, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                     ----------------------
                                       2010        2009
                                     ------- --------------
Balance as of beginning-of-year      $260           $ --
  Cumulative effect from adoption of
     new accounting standard           --             30
  Increases attributable to:
     Credit losses on securities for
        which an OTTI was not
        previously recognized          13            259
     Credit losses on securities for
        which an OTTI was previously
        recognized                     61             --
  Decreases attributable to:
     Securities sold                  (25)           (29)
                                     ------- --------------
        Balance as of end-of-year    $309           $260
                                     ======= ==============

During the years ended December 31, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2010      2009
                                     ------ -----------
FIXED MATURITY SECURITIES
Corporate bonds                      $1,674      $1,641
U.S. Government bonds                   362         370
Foreign government bonds                 29          29
MBS:
  CMOs                                  124         124
  MPTS                                  123          60
  CMBS                                   67          81
ABS CDOs                                  5          --
State and municipal bonds                22          18
Hybrid and redeemable preferred
  securities                             51          41
                                     ------ -----------
     Total fixed maturity securities  2,457       2,364
EQUITY SECURITIES
Other securities                          2           2
                                     ------ -----------
     Total equity securities              2           2
                                     ------ -----------
        Total trading securities     $2,459      $2,366
                                     ====== ===========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2010, 2009 and 2008, was $86 million, $126 million and $172 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 31% and 29% of mortgage loans as of December 31, 2010 and 2009, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                      AS OF DECEMBER 31,
                                    ---------------------
                                      2010        2009
                                    --------- -----------
Current                             $6,419      $6,815
Valuation allowance associated with
  impaired mortgage loans on
  real estate                           (8)         (8)
Unamortized premium (discount)          20          28
                                    --------- -----------
  Total carrying value              $6,431      $6,835
                                    ========= ===========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                         AS OF DECEMBER 31,
                                       ---------------------
                                         2010       2009
                                       ------- -------------
Number of impaired mortgage loans
  on real estate                          6             2
                                       ======= =============
Principal balance of impaired mortgage
  loans on real estate                  $52           $22
Valuation allowance associated with
  impaired mortgage loans on
  real estate                            (8)           (8)
                                       ------- -------------
  Carrying value of impaired
     mortgage loans on real estate      $44           $14
                                       ======= =============

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                     DECEMBER 31,
                                ----------------------
                                2010     2009     2008
                                ---- ------------ ----
Average carrying value for
  impaired mortgage loans on
  real estate                    $29          $ 8  $--
Interest income recognized on
  impaired mortgage loans on
  real estate                      3           --   --
Amount of interest income
  collected on impaired
  mortgage loans on real estate    3           --   --
                                ==== ============ ====

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

                               AS OF DECEMBER 31, 2010
                             ---------------------------
                                                   DEBT-
                                                 SERVICE
                             PRINCIPAL          COVERAGE
                              AMOUNT      %       RATIO
                             --------- -------- --------
LOAN-TO-VALUE
Less than 65%                   $4,677  72.9%       1.61
65% to 74%                       1,429  22.3%       1.41
75% to 100%                        143   2.2%       0.86
Greater than 100%                  170   2.6%       1.15
                             --------- --------
  Total mortgage loans on
     real estate                $6,419 100.0%
                             ========= ========

ALTERNATIVE INVESTMENTS

As of December 31, 2010 and 2009, alternative investments included investments in approximately 95 and 99 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                           -----------------------------------
                             2010         2009          2008
                           --------- --------------- ---------
Fixed maturity AFS
  securities               $3,624          $3,373    $3,236
VIEs' fixed maturity AFS
  securities                   14              --        --
Equity AFS securities           5               7         8
Trading securities            148             148       154
Mortgage loans on
  real estate                 421             451       473
Real estate                    16              17        20
Standby real estate equity
  commitments                   1               1         3
Policy loans                  167             169       177
Invested cash                   5               8        45
Alternative investments        93             (54)      (34)
Consent fees                    8               5         5
Other investments              (7)              8        --
                           --------- --------------- ---------
  Investment income         4,495           4,133     4,087
Investment expense           (133)           (127)     (112)
                           --------- --------------- ---------
     Net investment income $4,362          $4,006    $3,975
                           ========= =============== =========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                ----------------------------------
                                  2010          2009       2008
                                -------- --------------- ---------
Fixed maturity AFS securities:
  Gross gains                   $ 100           $ 154      $ 49
  Gross losses                   (241)           (687)   (1,059)
Equity AFS securities:
  Gross gains                       9               5         1
  Gross losses                     (4)            (27)      (33)
Gain (loss) on other
  investments                      (4)           (100)       31
Associated amortization of
  DAC, VOBA, DSI and DFEL
  and changes in other
  contract holder funds             8             157       244
                                -------- --------------- ---------
     Total realized gain (loss)
        related to certain
        investments             $(132)          $(498)   $ (767)
                                ======== =============== =========

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                  ------------------------------------
                                    2010         2009          2008
                                  -------- --------------- -----------
OTTI RECOGNIZED IN
  NET INCOME (LOSS)
Fixed maturity securities:
  Corporate bonds                 $ (88)          $(209)      $(527)
  MBS:
     CMOs                           (61)           (237)       (289)
     CMBS                           (41)             --          (1)
  ABS CDOs                           (1)            (39)         (1)
  Hybrid and redeemable
     preferred securities            (5)            (67)        (50)
                                  -------- --------------- -----------
     Total fixed maturity
        securities                 (196)           (552)       (868)
                                  -------- --------------- -----------
Equity securities:
  Banking securities                 --             (10)         --
  Insurance securities               --              (8)         (1)
  Other financial services
     securities                      (3)             (3)        (24)
  Other securities                   --              (6)         (7)
                                  -------- --------------- -----------
     Total equity securities         (3)            (27)        (32)
                                  -------- --------------- -----------
        Gross OTTI recognized
           in net income (loss)    (199)           (579)       (900)
        Associated amortization
           of DAC, VOBA, DSI
           and DFEL                  51             198         218
                                  -------- --------------- -----------
           Net OTTI recognized
              in net income
              (loss), pre-tax     $(148)          $(381)      $(682)
                                  ======== =============== ===========
PORTION OF OTTI
  RECOGNIZED IN OCI
Gross OTTI recognized in OCI       $ 93           $ 339        $ --
Change in DAC, VOBA,
  DSI and DFEL                      (10)            (77)         --
                                  -------- --------------- -----------
  Net portion of OTTI
     recognized in OCI, pre-tax    $ 83           $ 262        $ --
                                  ======== =============== ===========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS
As of December 31, 2010 and 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2010 and 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                       AS OF DECEMBER 31,
                                                                         ------------------------------------------
                                                                                  2010                    2009
                                                                         -------------------- ---------------------
                                                                         CARRYING    FAIR    CARRYING         FAIR
                                                                            VALUE    VALUE    VALUE          VALUE
                                                                         --------    ------ -----------      ------
Collateral payable held for derivative investments(1)                     $ 853       $ 853       $ 634       $ 634
Securities pledged under securities lending agreements(2)                   199         192         501         479
Securities pledged under reverse repurchase agreements(3)                   280         294         344         359
Securities pledged for Term Asset-Backed Securities Loan Facility
  ("TALF")(4)                                                               280         318         345         386
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
  ("FHLBI")(5)                                                              100         115         100         111
                                                                         --------    ------ -----------      ------
  Total payables for collateral on investments                           $1,712      $1,772      $1,924      $1,969
                                                                         ========    ====== ===========      ======

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                                ----------------------------------
                                   2010         2009       2008
                                --------- --------------- --------
Collateral payable held for
  derivative investments         $ 219           $ 651    $ (17)
Securities pledged under
  securities lending
  agreements                      (302)             74     (228)
Securities pledged under
  reverse repurchase
  agreements                       (64)           (126)     (10)
Securities pledged for TALF        (65)            345       --
Securities pledged for FHLBI        --             100       --
                                --------- --------------- --------
  Total increase (decrease) in
     payables for collateral on
     investments                $ (212)         $1,044    $(255)
                                ========= =============== ========

INVESTMENT COMMITMENTS

As of December 31, 2010, our investment commitments were $887 million, which included $292 million of LPs, $53 million of standby commitments to purchase real estate upon completion and leasing, $354 million of private placements and $188 million of mortgage loans.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2010 and 2009, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion and $4.5 billion, or 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.8 billion and $2.9 billion, or 3% and 4% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $6.4 billion, or 8% of our invested assets portfolio, and our investment securities in the CMO industry with a fair value of $6.2 billion, or 8% of our invested assets portfolio. As of December 31, 2009, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion, or 9% of the invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate cap agreements, interest rate futures, forward-starting interest rate swaps, consumer price index swaps, interest rate cap corridors, treasury locks and reverse treasury locks. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), total return swaps, variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2010, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that were economic hedges, but were not designed to meet the requirements for hedge accounting treatment. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage
GIB feature. See "GLB Reserves Embedded Derivatives" below for further details.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6. DERIVATIVE INSTRUMENTS (CONTINUED)

See Note 22 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (dollars in millions) were as follows:

                                                                               AS OF DECEMBER 31, 2010
                                                     ----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                         151    $ 926      $ 24            $ (71    --            $ --
  Forward-starting interest rate swaps(1)                    2      150         1               --    --              --
  Foreign currency swaps(1)                                 13      340        43              (13)   --              --
  Reverse treasury locks(1)                                  5    1,000        11               (5)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                    171    2,416      79              (89)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                              3      150        --               --    --              --
Interest rate futures(1)                                15,881    2,251        --               --    --              --
Equity futures(1)                                       13,375      907        --               --    --              --
Interest rate swap agreements(1)                            81    7,955        34             (511)   --              --
Credit default swaps(2)                                      9      145        --               --    --             (16)
Total return swaps(1)                                        8      800        --              (21)   --              --
Put options(1)                                             145    5,602     1,151               --    --              --
Call options (based on S&P 500)(1)                         544    4,083       301               --    --              --
Variance swaps(1)                                           50       30        46              (34)   --              --
Currency futures(1)                                      1,589      219        --               --    --              --
Consumer price index swaps(1)                              100       55        --               (2)   --              --
Interest rate cap corridors(1)                              73    8,050        52               --    --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --        --               --    --            (315)
  Indexed annuity contracts(3)                         132,260       --        --               --    --            (497)
  GLB reserves(3)                                      305,962       --        --               --   518            (926)
  Reinsurance related(4)                                    --       --       417               --    --            (305)
  AFS securities(1)                                          1       --        15               --    --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            470,087   30,247   2,016             (568)  518          (2,059)
                                                     ----------- --------  ------ ----------------- ---- ------------------
           Total derivative instruments                  470,258  $32,663  $2,095            $(657) $518         $(2,059)
                                                     =========== ========  ====== ================= ==== ==================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                          AS OF DECEMBER 31, 2009
                                                     -----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                          85    $ 620   $ 24            $ (45)     $ --            $ --
  Foreign currency swaps(1)                                 13      340     33              (19)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                     98      960     57            (64)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                             20    1,000     --               --        --              --
Interest rate futures(1)                                19,073    2,333     --               --        --              --
Equity futures(1)                                       21,149    1,147     --               --        --              --
Interest rate swap agreements(1)                            81    6,232     63             (349)       --              --
Foreign currency forwards(1)                                17    1,035     12              (91)       --              --
Credit default swaps(2)                                     14      220     --               --        --             (65)
Put options(1)                                             114    4,093    935               --        --              --
Call options (based on LNC stock)(1)                         1        9     --               --        --              --
Call options (based on S&P 500)(1)                         559    3,440    215               --        --              --
Variance swaps(1)                                           36       26     66              (22)       --              --
Currency futures(1)                                      3,664      505     --               --        --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --     --               --        --            (314)
  Indexed annuity contracts(3)                         108,119       --     --               --        --            (419)
  GLB reserves(3)                                      261,309       --     --               --       308            (984)
  Reinsurance related(4)                                    --       --    417               --        --            (140)
  AFS securities(1)                                          2       --     19               --        --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            414,164   20,040  1,727           (462)      308          (1,922)
                                                     ----------- -------- ------ ------------------- ---- ------------------
           Total derivative instruments                  414,262  $21,000 $1,784          $(526)     $308         $(1,922)
                                                     =========== ======== ====== =================== ==== ==================

(1) Reported in derivative investments on our Consolidated Balance Sheets.

(2) Reported in other liabilities on our Consolidated Balance Sheets.

(3) Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                           REMAINING LIFE AS OF DECEMBER 31, 2010
                                                 --------------------------------------------------------
                                                 LESS THAN 1 - 5   6 - 10 11 - 30      OVER 30
                                                  1 YEAR   YEARS   YEARS   YEARS        YEARS      TOTAL
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements                       $ 24   $ 84   $ 264    $ 540            $14   $ 926
  Forward-starting interest rate swaps                  --     --      50      100             --     150
  Foreign currency swaps                                --    124     135       81             --     340
  Reverse treasury locks                                --    850     150       --             --   1,000
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments designated and
        qualifying as hedging instruments               24  1,058     599      721             14   2,416
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                           150     --      --       --             --     150
Interest rate futures                                2,251     --      --       --             --   2,251
Equity futures                                         907     --      --       --             --     907
Interest rate swap agreements                          203  1,819   1,719    4,214             --   7,955
Credit default swaps                                    --     40     105       --             --     145
Total return swaps                                     650    150      --       --             --     800
Put options                                             --  1,589   4,013       --             --   5,602
Call options (based on S&P 500)                      3,311    772      --       --             --   4,083
Variance swaps                                          --      4      26       --             --      30
Currency futures                                       219     --      --       --             --     219
Consumer price index swaps                               4     15      15       19              2      55
Interest rate cap corridors                             --     --   8,050       --             --   8,050
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments not designated
        and not qualifying as hedging
        instruments                                  7,695  4,389  13,928    4,233              2  30,247
                                                 --------- ------ ------- -------- -------------- -------
           Total derivative instruments with
              notional amounts                      $7,719 $5,447 $14,527   $4,954            $16 $32,663
                                                 ========= ====== ======= ======== ============== =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                           ----------------------
                                             2010         2009
                                           ------- --------------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year            $(13)          $(15)
Other comprehensive income (loss):
  Unrealized holding gains (losses)
     arising during the year:
     Cash flow hedges:
        Interest rate swap agreements       (24)            33
        Forward-starting interest
           rate swaps                         1             --
        Foreign currency swaps               14            (21)
        Reverse treasury locks                5             --
     AFS securities embedded
        derivatives                           2             --
  Change in foreign exchange rate
     adjustment                               4            (31)
  Change in DAC, VOBA, DSI
     and DFEL                               (11)            11
  Income tax benefit (expense)                3              5
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate swap
              agreements(1)                   4              4
           Foreign currency swaps(1)          2             --
     Associated amortization of DAC,
        VOBA, DSI and DFEL                   (9)           (11)
     Income tax benefit (expense)             1              2
                                           ------- --------------
               Balance as of end-of-year   $(17)          $(13)
                                           ======= ==============

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

(2) The OCI offset is reported within interest and debt ex- pense on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                      -----------------------------------
                                         2010         2009        2008
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS
  DESIGNATED AND QUALIFYING
  AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap
     agreements(1)                      $ 4             $ 3       $ (3)
  Forward-starting interest
     rate swaps(1)                       (1)             --         --
  Foreign currency swaps(1)               2               1         (1)
                                      -------- --------------- ----------
        Total derivative
           instruments designated
           and qualifying as
           hedging instruments            5               4         (4)
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS NOT
  DESIGNATED AND NOT
  QUALIFYING AS HEDGING
  INSTRUMENTS
Interest rate cap agreements(2)          --              --         (1)
Interest rate futures(2)                183             (60)        --
Equity futures(2)                      (248)            (55)        --
Interest rate swap
  agreements(2)                          (8)           (150)        --
Foreign currency forwards(1)             43              23         --
Credit default swaps -- fees(1)           1               1          1
Credit default swaps --
  marked-to-market(3)                     7             (37)       (51)
Total return swaps(3)                  (133)             --         --
Put options(2)                         (217)           (136)        --
Call options (based on
  LNC stock)(2)                          --              --         (8)
Call options (based on
  S&P 500)(2)                           114              84       (214)
Variance swaps(2)                       (34)            (38)        --
Currency futures(2)                     (13)            (18)        --
Consumer price index swaps(2)            (1)             --         --
Interest rate cap corridors(1)            5              --         --
Embedded derivatives:
  Deferred compensation plans(3)        (33)            (50)        43
  Indexed annuity contracts(2)          (81)            (75)       196
  GLB reserves(2)                       268           2,228     (2,625)
  Reinsurance related(2)               (165)           (155)       226
  AFS securities(1)                      (4)              4         --
                                      -------- --------------- ----------
        Total derivative
           instruments not
           designated and not
           qualifying as hedging
           instruments                 (316)          1,566     (2,433)
                                      -------- --------------- ----------
              Total derivative
                 instruments          $(311)         $1,570    $(2,437)
                                      ======== =============== ==========

(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated State- ments of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The location in the Consolidated Statements of Income (Loss) where the gains (losses) are recorded for each of the derivative instruments discussed below is specified in the table above.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                   -------------------------
                                   2010      2009       2008
                                   ---- --------------- ----
Ineffective portion recognized
  in realized gain (loss)          $ --         $ (1)     $1
Gain (loss) recognized as a
  component of OCI with the offset
  to net investment income            6            4       2

As of December 31, 2010, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next twelve months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2010, 2009 and 2008, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge the interest rate risk of our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain AFS securities. The gains or losses resulting from the swap agreements are recorded in OCI. The gains or losses are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

REVERSE TREASURY LOCKS
We use reverse treasury locks to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities. The gains or losses resulting from the reverse treasury locks are recorded in OCI and are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING
INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. Our interest rate cap agreements provide an economic hedge of our annuity business.

INTEREST RATE FUTURES AND EQUITY FUTURES
We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

FOREIGN CURRENCY FORWARDS
We used foreign currency forward contracts to hedge dividends received from LNC's former subsidiary, Lincoln UK. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

We sold credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                               AS OF DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------
                                             CREDIT RATING                                  MAXIMUM
                   REASON FOR    NATURE OF   OF UNDERLYING    NUMBER OF                     POTENTIAL
  MATURITY          ENTERING     RECOURSE    OBLIGATION(1)  INSTRUMENTS    FAIR VALUE(2)     PAYOUT
---------------   ------------- ------------ --------------- ----------- ------------------ ---------
12/20/2012(3)           (5)          (6)              BBB+           4            $ --         $ 40
12/20/2016(4)           (5)          (6)              BBB            3             (12)          65
03/20/2017(4)           (5)          (6)              BBB-           2              (4)          40
                                                             ----------- ------------------ ---------
                                                                     9            $(16)        $145
                                                             =========== ================== =========
03/20/2010(3)           (7)          (6)              A-             1            $ --         $ 10
06/20/2010(3)           (7)          (6)              A              1              --           10
12/20/2012(3)           (5)          (6)              BBB+           4              --           40
12/20/2016(4)           (5)          (6)              B-             2             (19)          48
03/20/2017(4)           (5)          (6)              BB+            6             (46)         112
                                                             ----------- ------------------ ---------
                                                                    14            $(65)        $220
                                                             =========== ================== =========

(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counter-party of the consolidated VIEs as discussed in Note 1.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

(7) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                    2010      2009
                                    ---- -------------
Maximum potential payout            $145          $220
Less:
  Counterparty thresholds             10            30
                                    ---- -------------
     Maximum collateral potentially
        required to post            $135          $190
                                    ==== =============

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $6 million as of December 31, 2010, after considering the fair values of the associated investments counter-parties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY return on a portfolio of indexes and pay a floating rate of interest.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock.

CALL OPTIONS (BASED ON S&P 500)
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income (loss).

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

GLB RESERVES EMBEDDED DERIVATIVES
We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER([R]) and LINCOLN LIFETIME INCOME(SM)ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services
- Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reservexx based on the specific characteristics of each GLB feature. As of December 31, 2010, we had $30.3 billion of account values that were attributable to variable annuities with a GWB feature and $11.4 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(305) million and $(140) million as of December 31, 2010 and 2009, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $417 million as of Decem-ber 31, 2010 and 2009.

AFS SECURITIES EMBEDDED DERIVATIVES
We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through net income
(loss).

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2010, the nonperformance risk adjustment was $10 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2010, the exposure was $175 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

             AS OF DECEMBER 31, 2010 AS OF DECEMBER 31, 2009
             ----------------------- --------------------------
             COLLATERAL   COLLATERAL COLLATERAL   COLLATERAL
              POSTED BY   POSTED BY  POSTED BY    POSTED BY
    S&P       COUNTER-       LNC      COUNTER-       LNC
   CREDIT      PARTY      (HELD BY     PARTY       (HELD BY
  RATING OF   (HELD BY     COUNTER-   (HELD BY     COUNTER-
COUNTERPARTY    LNC)       PARTY)       LNC)        PARTY)
------------ ---------- ------------ ---------- ---------------
   AAA              $ 1         $ --        $ 3         $ --
    AA               99           --        140           --
   AA-               65           --        272           --
    A+              548           43        171          (13)
     A              422          202        328         (240)
             ---------- ------------ ---------- ---------------
                 $1,135         $245       $914        $(253)
             ========== ============ ========== ===============

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                             ----------------------------------
                               2010        2009          2008
                             --------- --------------- --------
Current                      $ (179)          $ 172    $(292)
Deferred                        526              (9)     224
                             --------- --------------- --------
  Federal income tax expense
     (benefit)                $ 347           $ 163    $ (68)
                             ========= =============== ========

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                            -----------------------------
                             2010      2009        2008
                            -------- -------- -----------
Tax rate times pre-tax
  income                    $ 498     $ 88        $ 65
Effect of:
  Separate account dividend
     received deduction       (94)     (77)        (82)
  Tax credits                 (42)     (47)        (25)
  Goodwill                     --      238          --
  Prior year tax return
     adjustment               (13)     (60)        (34)
  Other items                  (2)      21           8
                            -------- -------- --- -------
     Federal income tax
        expense (benefit)   $ 347    $ 163       $ (68)
                            ======== ======== ===========
Effective tax rate             24%     N/M         N/M
                            ======== ======== === =======

The effective tax rate is a ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                   AS OF DECEMBER 31,
                                 ---------------------
                                    2010       2009
                                 ---------- ----------
Current                           $ (412)    $ (250)
Deferred                          (1,500)      (523)
                                 ---------- ----------
  Total federal income tax asset
     (liability)                 $(1,912)    $ (773)
                                 ========== ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                        ---------------------
                                           2010       2009
                                        ---------- ----------
DEFERRED TAX ASSETS
Future contract benefits and other
  contract holder funds                 $ 1,116     $1,676
Other investments                           625        338
Reinsurance deferred gain                   138        163
Modco embedded derivative asset              93         49
Compensation and benefit plans              136        151
Net capital loss                             96        112
VIE                                          77         --
Other                                        73         58
                                        ---------- ----------
  Total deferred tax assets               2,354      2,547
                                        ---------- ----------
DEFERRED TAX LIABILITIES
DAC                                       1,982      1,947
VOBA                                        483        734
Net unrealized gain on AFS
  securities                                988         38
Net unrealized gain on trading
  securities                                 86         55
Intangibles                                 179        192
Other                                       136        104
                                        ---------- ----------
  Total deferred tax liabilities          3,854      3,070
                                        ---------- ----------
     Net deferred tax asset (liability) $(1,500)    $ (523)
                                        ========== ==========

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

As of December 31, 2010, LNL had net capital loss carryforwards of $275 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2010 and 2009, $181 million and $180 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2011 in the range of none to $107 million.

                                                FOR THE
                                               YEARS ENDED
                                              DECEMBER 31,
                                           ------------------
                                              2010      2009
                                           ---------- -------
Balance as of beginning-of-year               $293    $264
  Increases for prior year tax positions         2      26
  Decreases for prior year tax positions        (6)     (1)
  Increases for current year tax positions       8      11
  Decreases for current year tax
     positions                                  (7)     (7)
  Decreases for settlements with
     taxing authorities                        (10)     --
  Decreases for lapse of statute of
     limitations                                (2)     --
                                           ---------- -------
        Balance as of end-of-year             $278    $293
                                           ========== =======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2010, 2009 and 2008, we recognized interest and penalty expense related to uncertain tax positions of $6 million, $11 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $81 million and $75 million as of December 31, 2010 and 2009, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation ("JP") and its subsidiaries. We believe a portion of the assessments is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The JP subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former JP subsidiaries, JPL and JPFIC, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income (loss) totaling $242 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2010 and 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $7,310    $7,421    $5,765
  Reinsurance assumed
     (ceded)                           (38)       48      (230)
  Transfer of business to a
     third party                        --       (37)       --
  Deferrals                          1,636     1,614     1,811
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes             (30)      (15)     (368)
     Prospective unlocking --
        model refinements              145        --        44
     Retrospective unlocking            17        82      (120)
     Other amortization, net of
        interest                      (841)     (748)     (712)
  Adjustment related to
     realized (gains) losses           (61)       91       137
  Adjustment related to
     unrealized (gains) losses        (662)   (1,146)    1,094
                                    --------- --------- ---------
        Balance as of end-of-year   $7,476    $7,310    $7,421
                                    ========= ========= =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. DAC, VOBA, DSI AND DFEL (CONTINUED)

Changes in VOBA (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $2,086    $3,763    $2,809
  Transfer of business to a
     third party                        --      (255)       --
  Deferrals                             26        30        40
  Amortization:
     Prospective unlocking --
        assumption changes             (41)      (20)       (7)
     Prospective unlocking --
        model refinements               (7)       --         6
     Retrospective unlocking            11       (44)      (38)
     Other amortization               (361)     (349)     (335)
     Accretion of interest(1)         89       102       116
  Adjustment related to
     realized (gains) losses            (7)       43        98
  Adjustment related to
     unrealized (gains) losses        (418)   (1,184)    1,074
                                    --------- --------- ---------
        Balance as of end-of-year   $1,378    $2,086    $3,763
                                    ========= ========= =========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.50% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2010, was as follows:

2011                                          $213
2012                                           187
2013                                           166
2014                                           140
2015                                           126

Changes in DSI (in millions) were as follows:

                                    FOR THE YEARS ENDED
                                         DECEMBER 31,
                                  ------------------------
                                   2010     2009     2008
                                  ------- ------- --------
Balance as of beginning-of-year   $361    $310    $ 279
  Deferrals                         66      76       96
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes          (3)     --      (37)
     Retrospective unlocking         5      11       (6)
     Other amortization, net of
        interest                   (53)    (38)     (28)
  Adjustment related to realized
     (gains) losses                (11)      3        6
     Adjustment related to
     unrealized (gains) losses     (41)     (1)      --
                                  ------- ------- --------
        Balance as of end-of-year $324    $361    $ 310
                                  ======= ======= ========


Changes in DFEL (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                           -------------------------
                                               2010    2009    2008
                                           --------- ------- -------
Balance as of beginning-of-year              $1,273  $  948   $ 768
  Reinsurance assumed (ceded)                    22      --     (47)
  Transfer of business to a third party .        --     (11)     --
  Deferrals                                     546     496     428
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes                      (57)    (22)    (37)
     Prospective unlocking -- model
        refinements                              56      --      25
     Retrospective unlocking                    (23)     (3)    (41)
     Other amortization, net of interest       (167)   (141)   (150)
  Adjustment related to realized
     (gains) losses                              (4)      5       2
  Adjustment related to unrealized
     (gains) losses                            (174)      1      --
                                           --------- ------- -------
        Balance as of end-of-year            $1,472  $1,273   $ 948
                                           =========================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                           FOR THE YEARS
                                         ENDED DECEMBER 31,
                              --------------------------------
                                 2010       2009       2008
                              ---------- ---------- ----------
Direct insurance premiums
  and fees                    $ 6,338    $ 5,936    $ 5,863
Reinsurance assumed                22         10         18
Reinsurance ceded              (1,361)    (1,227)    (1,056)
                              ---------- ---------- ----------
  Total insurance premiums
     and fees, net            $ 4,999    $ 4,719    $ 4,825
                              ========== ========== ==========
Direct insurance benefits     $ 4,324    $ 3,530    $ 4,254
Reinsurance recoveries netted
  against benefits             (1,754)    (1,080)    (1,600)
                              ---------- ---------- ----------
  Total benefits, net         $ 2,570    $ 2,450    $ 2,654
                              ========== ========== ==========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 40% to 45% of the mortality risk on newly issued non-term life insurance contracts and approximately 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is $2 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2010, the reserves associated with these reinsurance arrangements totaled $935 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2010. Swiss Re has funded a trust, with a balance of $1.7 billion as of December 31, 2010, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re funded an additional trust during the fourth quarter of 2009 with a balance of approximately $1.5 billion as of December
31, 2010, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2010, included $1.8 billion and $78 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2010, 2009 and 2008 we amortized $75 million, $50 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                             FOR THE YEAR ENDED DECEMBER 31, 2010
                       -------------------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS   BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND     AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER      OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ ----------
Retirement Solutions:
  Annuities                 $1,040      $(600)            $--        $--          $--      $ 440
  Defined Contribution          20         --              --         --           --         20
Insurance Solutions:
  Life Insurance             2,186         --              --         --           --      2,186
  Group Protection             274         --              --         --           --        274
Other Operations               170        (79)             --         --            6         97
                       ----------- ------------- ------------ ---------- ------------ ----------
     Total goodwill         $3,690      $(679)            $--        $--          $ 6     $3,017
                       =========== ============= ============ ========== ============ ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)

                                                 FOR THE YEAR ENDED DECEMBER 31, 2009
                       ----------- ----------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS    BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND      AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER       OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ -------------
Retirement Solutions:
  Annuities                 $1,040        $--         $ --      $(600)            $--         $ 440
  Defined Contribution          20         --           --         --              --            20
Insurance Solutions:
  Life Insurance             2,186         --           --         --              --         2,186
  Group Protection             274         --           --         --              --           274
Other Operations                --         --          174        (79)             (4)           91
                       ----------- ---------- ------------ ------------- ------------- ------------
     Total goodwill         $3,520        $--         $174      $(679)            $(4)       $3,011
                       =========== ========== ============ ============= ============= ============

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions businesses utilizes primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although Insurance Solutions - Life Insurance carrying value of the net assets was within the estimated fair value range, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of Insurance Solutions - Life Insurance, we estimated the implied fair value of the reporting unit's goodwill, including assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of October 1, 2010, and determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009 all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit. The impairment recorded in Other Operations for our Media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill of $79 million and specifically identifiable intangible assets of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                            AS OF DECEMBER 31,
                                              ---------------------------------------------
                                                    2010                       2009
                                              --------------------- -----------------------
                                                GROSS                   GROSS
                                              CARRYING  ACCUMULATED   CARRYING  ACCUMULATED
                                                AMOUNT AMORTIZATION     AMOUNT AMORTIZATION
                                              -------- ------------ ---------- ------------
Insurance Solutions -- Life Insurance:
  Sales force                                     $100          $19       $100          $15
Retirement Solutions -- Defined Contribution:
  Mutual fund contract rights(1)(2)                  2           --          2           --
Other Operations:
  FCC licenses(1)(3)                               118           --        118           --
  Other                                              4            3          4            3
                                              -------- ------------ ---------- ------------
     Total                                        $224          $22       $224          $18
                                              ======== ==== ======= ========== ============

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2010, was as follows:

2011                                                         $4
2012                                                          4
2013                                                          4
2014                                                          4
2015                                                          4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                   AS OF DECEMBER 31,
                                 -----------------------
                                     2010        2009
                                 ----------- -----------
RETURN OF NET DEPOSITS
Total account value               $52,211     $44,712
Net amount at risk(1)                 816       1,888
Average attained age of contract
  holders                        58 YEARS    57 years
MINIMUM RETURN
Total account value(2)              $ 187       $ 203
Net amount at risk(1)                  46          65
Average attained age of contract
  holders                        70 YEARS    69 years
Guaranteed minimum return               5%          5%

                                 AS OF DECEMBER 31,
                                 ------------------
                                   2010      2009
                                 -------- ---------
ANNIVERSARY CONTRACT VALUE
Total account value               $23,483   $21,431
Net amount at risk(1)               2,183     4,021
Average attained age of contract
  holders                        66 YEARS  65 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2010, to December 31, 2009, was attributable primarily to the rise in equity markets and associated increase in the account values.

(2) The decrease in total account value when comparing December 31, 2010, to December 31, 2009, was attributable primarily to an increase in contract surrender rates.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. GUARANTEED BENEFIT FEATURES (CONTINUED)

contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                         DECEMBER 31,
                                ------------------------
                                 2010     2009    2008
                                ------- -------- -------
Balance as of beginning-of-year $ 71    $ 277    $ 38
  Changes in reserves             57      (33)    312
  Benefits paid                  (84)    (173)    (73)
                                ------- -------- -------
     Balance as of end-of-year  $ 44     $ 71    $277
                                ======= ======== =======

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                  ---------------------
                                     2010       2009
                                  ---------- ----------
ASSET TYPE
Domestic equity                   $35,659    $32,489
International equity               14,172     12,379
Bonds                              15,913      9,942
Money market                        5,725      6,373
                                  ---------- ----------
  Total                           $71,469    $61,183
                                  ========== ==========
Percent of total variable annuity
  separate account values              98%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of total sales for these products for the year ended December 31, 2010.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                         2010       2009
                                        ------- ----------
Fixed account values, including the
  fixed portion of variable and other
  contract holder funds                 $64,582    $61,254
DFEL                                      1,472      1,273
Contract holder dividends payable           484        494
Premium deposit funds                        98        100
Undistributed earnings on participating
  business                                   85         56
                                        ------- ----------
     Total other contract holder funds  $66,721    $63,177
                                        ======= ==========

As of December 31, 2010 and 2009, participating policies comprised approximately 1.20% and 1.30%, respectively, of the face amount of insurance in force, and dividend expenses were $82 million, $89 million and $92 million for the years ended December 31, 2010, 2009 and 2008, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                  AS OF DECEMBER 31,
                                  ------------------
                                   2010      2009
                                  ------ -----------
Short-term debt
  Short-term debt(1)                $ 10        $ 21
                                  ====== ===========
Long-term debt
  2.75% note, due 2013               $ 4        $ --
  LIBOR + 0.03% note, due 2017       250         250
  LIBOR + 3.41% note, due 2040       500          --
  LIBOR + 1.00% note, due 2037       375         375
  Surplus Notes due LNC:
     9.76% surplus note, due 2024     50          50
     6.56% surplus note, due 2028    500         500
     6.03% surplus note, due 2028    750         750
                                  ------ -----------
        Total surplus notes        1,300       1,300
                                  ------ -----------
           Total long-term debt   $2,429      $1,925
                                  ====== ===========

(1)  The short-term debt represents short-term notes payable to LNC.


Future principal payments due on long-term debt (in millions) as of December 31, 2010, were as follows:

2013          $ 4
Thereafter  2,425
           ------
  Total    $2,429
           ======

CREDIT FACILITIES
Credit facilities (in millions) were as follows:

                                AS OF DECEMBER 31, 2010
                                -----------------------
                     EXPIRATION     MAXIMUM BORROWINGS
                           DATE   AVAILABLE OUTSTANDING
                     ---------- -----------------------
CREDIT FACILITIES
Credit facility with
  the FHLBI(1)            N/A   $630               $350

(1) Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding. We have pledged securities, included in fixed maturity AFS securities on our Consolidated Balance Sheets, that are associated with this credit facility.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. In 2010, LNL made an additional investment of $11 million in the FHLBI. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of credit-worthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2010, based on our actual common stock investment, we had borrowing capacity of up to approximately $630 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid at any time (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2010, we also borrowed $100 million at a rate of 0.7% that is due May 25, 2011 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office properties in Fort Wayne, Indiana. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2010, 2009 and 2008, was $40 million, $47 million and $49 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2010, were as follows:

2011 $30
2012  26
2013  20
2014  13
2015   9

INFORMATION TECHNOLOGY COMMITMENT
In February 2004, LNC completed renegotiations and extended the contract with IBM Global Services for information technology services for the Fort Wayne operations through February 2010. Following the original termination date of this agreement, LNC exercised contractual rights to extend this agreement through February 2012. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS
LFM has future commitments of approximately $31 million through 2015 related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2010, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 25%, 28% and 37% of Retirement Solutions - Annuities' variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented approximately 58%, 61% and 62% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 29%, 33% and 44% of variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented 66%, 69% and 70% of the segment's total variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS
Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale did not occur within approximately one year after construction was completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property was sold. Our expectation is that we will be obligated to fund those commitments that remain outstanding.

As of December 31, 2010, and December 31, 2009, we had standby real estate equity commitments totaling $53 million and $220 million, respectively. During 2010, we funded commitments of $142 million and recorded a loss of $8 million reported within realized gain (loss) on our Consolidated Statements of Income
(Loss).

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $10 million and $12 million as of December 31, 2010 and 2009, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                       ------------------------------------------
                                          2010           2009          2008
                                       ---------- ----------------- -------------
UNREALIZED GAIN (LOSS) ON
  AFS SECURITIES
Balance as of beginning-of-year        $    36       $    (2,562)      $    76
  Cumulative effect from adoption
     of new accounting standards           181               (79)           --
  Unrealized holding gains (losses)
     arising during the year             2,322             6,021        (7,316)
  Change in foreign currency
     exchange rate adjustment               (6)               26           (66)
  Change in DAC, VOBA, DSI and
     other contract holder funds        (1,164)           (2,294)        2,522
  Income tax benefit (expense)            (417)           (1,328)        1,703
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                     (136)             (555)       (1,042)
     Associated amortization of
        DAC, VOBA, DSI and DFEL             17               168           244
     Income tax benefit (expense)           42               135           279
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $ 1,029       $        36       $(2,562)
                                       ========== ================= =============
UNREALIZED OTTI ON
  AFS SECURITIES
Balance as of beginning-of-year        $  (108)      $        --       $    --
(Increases) attributable to:
  Cumulative effect from adoption
     of new accounting standards            --               (18)           --
  Gross OTTI recognized in OCI
     during the year                       (93)             (339)           --
  Change in DAC, VOBA, DSI and
     DFEL                                   10                77            --
  Income tax benefit (expense)              29                92            --
Decreases attributable to:
  Sales, maturities or other
     settlements of AFS securities          82               151            --
  Change in DAC, VOBA, DSI and
     DFEL                                  (20)              (28)           --
  Income tax benefit (expense)             (22)              (43)           --
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $  (122)      $      (108)      $    --
                                       ========== ================= =============


                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                       -----------------------------
                                           2010      2009      2008
                                       ----------- --------- -------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year           $ (13)   $  (15)   $  (19)
  Unrealized holding gains (losses)
     arising during the year                 (2)       12       (42)
  Change in foreign currency
     exchange rate adjustment                 4       (31)      (36)
  Change in DAC, VOBA, DSI and
     DFEL                                   (11)       11        27
  Income tax benefit (expense)                3         5         1
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                         6         4       (83)
     Associated amortization of
        DAC, VOBA, DSI and DFEL              (9)      (11)       --
     Income tax benefit (expense)             1         2        29
                                       ----------- --------- -------
           Balance as of end-of-year      $ (17)   $  (13)   $   (15)
                                       =========== ========= =======
FUNDED STATUS OF EMPLOYEE
  BENEFIT PLANS
Balance as of beginning-of-year           $ (17)   $  (32)   $    (4)
  Adjustment arising during the year          4        23        (45)
  Income tax benefit (expense)               (1)       (8)        17
                                       ----------- --------- -------
           Balance as of end-of-year      $ (14) $    (17)   $   (32)
                                       =========== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. REALIZED (GAIN) LOSS

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                         FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        -----------------------
                                         2010    2009    2008
                                        ------ ------- -------
Total realized gain (loss) related to
  certain investments(1)                $(132) $(498)   $(767)
Realized gain (loss) related to certain
  derivative instruments, including
  those associated with our
  consolidated VIEs, and trading
  securities(2)                           (41)    (77)    (78)
Indexed annuity net derivative
  results(3):
  Gross gain (loss)                        34       8      13
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (15)     (5)     (6)
Guaranteed living benefits(4):
  Gross gain (loss)                       (30)    (10)      2
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (64)     (8)     12
Realized gain (loss) on sale of
  subsidiaries/businesses                  --       1      --
                                        ------  ------- -------
        Total realized gain (loss)      $(248)  $(589)  $(824)
                                        ====== ======== =======

(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrange- ments that have contractual returns related to various as- sets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

(5) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                      FOR THE YEARS ENDED
                                        DECEMBER 31,
                           ------------------------------------
                             2010          2009         2008
                           --------- --------------- ----------
Commissions                $1,859          $1,565    $ 1,710
General and administrative
  expenses                  1,293           1,203      1,215
Expenses associated with
  reserve financing and
  unrelated LOCs               16               1         --
DAC and VOBA deferrals
  and interest, net of
  amortization               (644)           (652)      (437)
Broker-dealer expenses        212             190        215
Other intangibles
  amortization                  4               4          4
Media expenses                 59              40         --
Taxes, licenses and fees      192             180        195
Merger-related expenses         9              16         50
Restructuring charges
  (recoveries) for expense
  initiatives                  (1)             32          8
                           --------- --------------- ----------
     Total                 $2,999          $2,579    $ 2,960
                           ========= =============== ==========

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income (Loss) in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $39 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents, certain former employees of JP and certain former employees of CIGNA Corporation. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans were frozen as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of JP was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                             AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2010     2009              2010             2009
                                                      ------- ----------- ------------------------ -------
                                                                                          OTHER
                                                      PENSION BENEFITS          POSTRETIREMENT BENEFITS
                                                      ------------------- --------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                    $119        $101                      $ 4     $ 4
Actual return on plan assets                            17          25                        1      --
Company and participant contributions                   --          --                        3       3
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Fair value as of end-of-year                         128         119                        5       4
                                                      ------- ----------- ------------------------ -------
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                        112         115                       20      20
Interest cost                                            7           7                        2       1
Plan participants' contributions                        --          --                        1       1
Actuarial (gains) losses                                 5          (3)                       1       1
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Balance as of end-of-year                            116         112                       21      20
                                                      ------- ----------- ------------------------ -------
     Funded status of the plans                       $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                          $ 15        $ 12                     $ --    $ --
Other liabilities                                       (3)         (5)                     (16)    (16)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                       $ 15        $ 19                     $ --    $ (1)
Prior service credit                                    --          --                       (1)     (1)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 15        $ 19                     $ (1)   $ (2)
                                                      ======= =========== ======================== =======
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                            N/A         N/A                     4.00%   4.00%
All other plans                                        N/A         N/A                      N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
  Weighted-average discount rate                      5.25%       6.00%                    5.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%
Net periodic benefit cost:
  Weighted-average discount rate                      6.00%       6.00%                    6.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2010, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2011, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2011, our expected return on plan assets is 8.00% for the plans. The approximate expected return on plan assets by asset class for the pension plans is as follows:

Fixed maturity securities    5.73%
Common stock:
  Domestic equity            9.88%
  International equity       8.48%
Cash and invested assets       --%

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                        AS OF OR FOR THE
                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                    2010        2009    2008
                                                   ------- ----------- -------
Pre-65 health care cost trend rate                  9.5%         10%     10%
Post-65 health care cost trend rate                 9.5%         13%     12%
Ultimate trend rate                                   5%          5%      5%
Year that the rate reaches the ultimate trend rate 2020        2020    2019

We expect the health care cost trend rate for 2011 to be 9.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2010      2009
                                        ---- -------------
Accumulated benefit obligation           $94           $90
Projected benefit obligation              94            90
Fair value of plan assets                 91            85

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                                  PENSION BENEFITS            OTHER POSTRETIREMENT BENEFITS
                                          ------- --------------------------- --------------------------------
                                           2010             2009        2008  2010  2009            2008
                                          ------- ------------------- ------- ---- ------- -------------------
Interest cost                              $ 7                 $ 7     $ 7     $ 1  $ 1                 $ 1
Expected return on plan assets              (9)                 (7)    (11)     --   --                  --
Recognized net actuarial loss (gain)         2                   5       1      --   (1)                 (1)
                                          ------- ------------------- ------- ---- ------- -------------------
  Net periodic benefit expense (recovery)  $--                 $ 5    $ (3)    $ 1  $--                 $--
                                          ======= =================== ======= ==== ======= ===================

We expect our 2011 pension plans' income to be approximately $2 million.

For 2011, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

As of December 31, 2010 and 2009, our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

Fixed maturity securities   50%
Common stock:
  Domestic equity           35%
  International equity      15%
Cash and invested assets    --%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives, and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap (25%), small cap (5%) and hedge funds (5%). Fixed maturity securities represents core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plan's objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over 3-year periods, above an appropriate index over 5-year periods and meet real return standards over 10-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plans' assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                        AS OF DECEMBER 31, 2010
                           ------------------------------------------
                             QUOTED
                             PRICES
                            IN ACTIVE
                           MARKETS FOR SIGNIFICANT   SIGNIFICANT
                            IDENTICAL  OBSERVABLE   UNOBSERVABLE TOTAL
                              ASSETS      INPUTS       INPUTS    FAIR
                             (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                           ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                  $--        $ 37          $--  $ 37
  U.S. Government bonds             --          14           --    14
  Foreign government bonds          --           2            3     5
  MBS:
     CMOs                           --           1           --     1
     CMBS                           --           1           --     1
Common stock                        16          43            3    62
Cash and invested assets            --           8           --     8
                           ----------- ----------- ------------ -----
       Total                       $16        $106          $ 6  $128
                           =========== =========== ============ =====

                                         AS OF DECEMBER 31, 2009
                            ------------------------------------------
                               QUOTED
                              PRICES
                             IN ACTIVE
                            MARKETS FOR SIGNIFICANT  SIGNIFICANT
                              IDENTICAL  OBSERVABLE UNOBSERVABLE TOTAL
                               ASSETS     INPUTS       INPUTS    FAIR
                              (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                            ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                   $--        $ 47          $--  $ 47
  U.S. Government bonds              --           4           --     4
  Foreign government bonds           --           2           --     2
  MBS:
     CMOs                            --           1           --     1
     CMBS                            --           2           --     2
  State and municipal bonds          --           1           --     1
Common stock                         18          42           --    60
Cash and invested assets             --           2           --     2
                            ----------- ----------- ------------ -----
       Total                        $18        $101          $--  $119
                            =========== =========== ============ =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The following summarizes changes to our pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Foreign government bonds       $--      $--      $--           $3       $--        $3
  Common stock                    --       --       --            3        --         3
                           --------- -------- -------- ------------ ------------ ------
     Total                       $--      $--      $--           $6       $--        $6
                           ========= ======== ======== ============ ============ ======

                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Corporate bonds                $ 1      $--      $--          $--       $(1)      $--
                           ========= ======== ======== ============ ============ ======

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2010 or 2009. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2011 under applicable pension law.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2011 is less than $1 million.

We expect the following benefit payments (in millions):

             PENSION
              PLANS      OTHER POSTRETIREMENT PLANS
             ------- ---------------------------------
                                                 NOT
             DEFINED  REFLECTING             REFLECTING
             BENEFIT   MEDICARE  MEDICARE    MEDICARE
             PENSION   PART D     PART D       PART D
             PLANS     SUBSIDY    SUBSIDY     SUBSIDY
             ------- ---------- ----------- ----------
2011              $8         $2      $--            $2
2012               9          2       --             2
2013               9          2       --             2
2014               9          2       --             2
2015               9          2       --             2
Following
  five years
  thereafter      43         10       (1)           11

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor contributory defined contribution plans for eligible employees and agents, respectively, which includes money purchase plans. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2010, 2009 and 2008, expenses for these plans were $60 million, $61 million and $58 million respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for various groups: employees, agents and non-employee directors.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                         2010      2009
                                         ---- -------------
Total liabilities(1)                     $315          $314
Investment held to fund liabilities(2)    130           118

(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)

defined contribution plans. Expenses (in millions) for this plan were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                   -----------------------------
                                   2010 2009          2008
                                   ---- ---- -------------------
Employer matching contributions      $6  $ 4                  $5
Increase (decrease) in measurement
  of liabilites, net of total
  return swap                         1    6                   1
                                   ---- ---- -------------------
     Total plan expenses             $7  $10                  $6
                                   ==== ==== ===================

DEFERRED COMPENSATION PLAN FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified defined contribution plans. Expenses (in millions) for these plans were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2010 2009   2008
                                       ---- ---- ---------
Employer matching contributions          $3   $2        $2
Increase (decrease) in measurement of
  liabilites, net of total return swap    3    4        --
                                       ---- ---- ---------
     Total plan expenses                 $6   $6        $2
                                       ==== ==== =========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
The plan allows for non-employee directors to defer a portion of their annual retainers and, in addition, we credit deferred stock units annually. The menu of "phantom" investment options is identical to those offered in the employees' plan. For the years ended December 31, 2010, 2009 and 2008, expenses for this plan were $2 million, $1 million and less than $1 million, respectively.

The terms of the plan for non-employee directors provide that plan participants who select LNC's stock as the measure for their investment return will receive shares of LNC's stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC's stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS
Eligible former agents of JP may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected notional mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the agent deferred compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains, decrease with investment losses and payouts of death benefits. For the years ended December 31, 2010, 2009 and 2008, expenses (income) for this plan were $2 million, $1 million and ($2) million, respectively.

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARS, restricted stock units, and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                               FOR THE YEARS ENDED
                                  DECEMBER 31,
                           -----------------------
                             2010    2009    2008
                           ------- ------- -------
Stock options               $ 5     $ 6        $ 8
Performance shares           (1)     (1)         2
SARs                         --       1          4
Restricted stock units and
  nonvested stock            11       6          5
                           ------- ------- -------
  Total                     $15     $12        $19
                           ======= ======= =======
Recognized tax benefit      $ 5     $ 4        $ 7

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                    AS OF DECEMBER 31,
                                 ----------------------
                                      2010      2009
                                 --------- ------------
Capital and surplus                 $6,750    $6,300

                                   FOR THE YEARS ENDED
                                        DECEMBER 31,
                                 ----------------------
                                 2010 2009      2008
                                 ---- ---- ------------
Net gain (loss) from operations,
  after-tax                      $553 $867     $ 510
Net income (loss)                 430  (35)      (261)
Dividends to LNC                  684  405       400

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009 was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

The increase in statutory net income (loss) for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective
December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative effect on statutory capital and dividend capacity in our life insurance subsidiaries.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of In-diana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2009; and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2010 and 2009.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                          ---------------------
                                            2010       2009
                                          ------- -------------
Calculation of reserves using the Indiana
  universal life method                   $314          $328
Calculation of reserves using
  continuous CARVM                          (5)           (6)
Conservative valuation rate on certain
  variable annuities                       (15)          (11)
Lesser of LOC and XXX additional
  reserve as surplus                       457           412

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, or statutory net gain from operations for the previous calendar twelve-month period (both shown on the last annual statement on file with the Commissioner), but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $611 million in 2011 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                      -----------------------------------------------
                                                             2010                    2009
                                                      ----------------------- -----------------------
                                                      CARRYING        FAIR    CARRYING        FAIR
                                                         VALUE       VALUE       VALUE       VALUE
                                                      ----------- ----------- ----------- -----------
ASSETS
AFS securities:
  Fixed maturity securities                           $ 66,289    $ 66,289    $ 58,889    $ 58,889
  VIEs' fixed maturity securities                          584         584          --          --
  Equity securities                                        140         140         155         155
Trading securities                                       2,459       2,459       2,366       2,366
Mortgage loans on real estate                            6,431       6,847       6,835       6,967
Derivative investments                                   1,021       1,021         841         841
Other investments                                          978         978         975         975
Cash and invested cash                                   1,904       1,904       2,553       2,553
Reinsurance related embedded derivatives                   112         112         277         277
Separate account assets                                 84,630      84,630      73,500      73,500
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives          (497)       (497)       (419)       (419)
  GLB reserves embedded derivatives                       (408)       (408)       (676)       (676)
Other contract holder funds:
  Remaining guaranteed interest and similar contracts   (1,119)     (1,119)       (940)       (940)
  Account values of certain investment contracts       (26,061)    (27,067)    (24,039)    (24,244)
Short-term debt                                            (10)        (10)        (21)        (21)
Long-term debt                                          (2,429)     (2,335)     (1,925)     (1,714)
VIEs' liabilities - derivative instruments                (209)       (209)         --          --
Other liabilities:
  Deferred compensation plans embedded derivatives        (315)       (315)       (314)       (314)
  Credit default swaps                                     (16)        (16)        (65)        (65)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2010 and 2009, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010, or December 31, 2009, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2010
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 58      $ 48,304        $ 2,353    $ 50,715
     U.S. Government bonds                               117             3              2         122
     Foreign government bonds                             --           381            113         494
     MBS:
        CMOs                                              --         5,461             24       5,485
        MPTS                                              --         2,801             95       2,896
        CMBS                                              --         1,863            102       1,965
     ABS CDOs                                             --             2            171         173
     State and municipal bonds                            --         3,085             --       3,085
     Hybrid and redeemable preferred securities           18         1,222            114       1,354
     VIEs' fixed maturity securities                      --           584             --         584
  Equity AFS securities:
     Banking securities                                   --             2             --           2
     Insurance securities                                  3            --             33          36
     Other financial services securities                  --             8             24          32
     Other securities                                     34             2             34          70
  Trading securities                                       2         2,383             74       2,459
  Derivative investments                                  --          (473)         1,494       1,021
Cash and invested cash                                    --         1,904             --       1,904
Reinsurance related embedded derivatives                  --           112             --         112
Separate account assets                                   --        84,630             --      84,630
                                                   --------- ---------------- -------------- -----------
        Total assets                                    $232      $152,274        $ 4,633    $157,139
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (497)     $ (497)
  GLB reserves embedded derivatives                       --            --           (408)       (408)
VIEs' liabilities -- derivative instruments               --            --           (209)       (209)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (315)       (315)
  Credit default swaps                                    --            --            (16)        (16)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,445)   $ (1,445)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                  AS OF DECEMBER 31, 2009
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 55      $ 41,904        $ 2,117    $ 44,076
     U.S. Government bonds                               112            33              3         148
     Foreign government bonds                             --           397             92         489
     MBS:
        CMOs                                              --         5,593             34       5,627
        MPTS                                              --         2,808            101       2,909
        CMBS                                              --         1,796            252       2,048
     ABS:
        CDOs                                              --             4            153         157
        CLNs                                              --            --            322         322
     State and municipal bonds                            --         1,943             --       1,943
     Hybrid and redeemable preferred securities           15         1,005            150       1,170
  Equity AFS securities:
     Banking securities                                   23             1             --          24
     Insurance securities                                  3            --             43          46
     Other financial services securities                  --             6             22          28
     Other securities                                     34            --             23          57
  Trading securities                                       2         2,274             90       2,366
  Derivative investments                                  --          (397)         1,238         841
Cash and invested cash                                    --         2,553             --       2,553
Reinsurance related embedded derivatives                  --           277             --         277
Separate account assets                                   --        73,500             --      73,500
                                                   --------- ---------------- -------------- -----------
       Total assets                                     $244      $133,697        $ 4,640    $138,581
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (419)     $ (419)
  GLB reserves embedded derivatives                       --            --           (676)       (676)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (314)       (314)
  Credit default swaps                                    --            --            (65)        (65)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,474)   $ (1,474)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                    FOR THE YEAR ENDED DECEMBER 31, 2010
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                       $2,117       $ (42)         $ 53            $279        $ (54)   $2,353
     U.S. Government bonds                                      3          --            --              (4)           3         2
     Foreign government bonds                                  92          --             8              (4)          17       113
     MBS:
       CMOs                                                    34          (5)            7              (8)          (4)       24
       MPTS                                                   101          --             3              (9)          --        95
       CMBS                                                   252         (47)           84             (72)        (115)      102
     ABS:
       CDOs                                                   153           1            30             (13)          --       171
       CLNs                                                   322          --           278              --         (600)       --
     Hybrid and redeemable preferred securities               150           2           (23)            (15)          --       114
  Equity AFS securities:
     Insurance securities                                      43          --             2             (12)          --        33
     Other financial services securities                       22          --             7              (5)          --        24
     Other securities                                          23          --            (1)             12           --        34
  Trading securities                                           90           2           (10)             (7)          (1)       74
  Derivative investments                                    1,238        (166)            7             415           --     1,494
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (419)        (81)           --               3           --      (497)
  GLB reserves embedded derivatives                          (676)        268            --              --           --      (408)
VIEs' liabilities -- derivative instruments(5)                 --          16            --              --         (225)     (209)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (314)        (33)           --              32           --      (315)
  Credit default swaps(7)                                     (65)          7            --              42           --       (16)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                          $3,166       $ (78)         $445            $634        $(979)   $3,188
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2009
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                      $ 2,383       $ (46)         $317          $ (161)       $(376)   $2,117
     U.S. Government bonds                                      3          --            --              --           --         3
     Foreign government bonds                                  60           1             2              10           19        92
     MBS:
       CMOs                                                   160          (7)           34             (13)        (140)       34
       MPTS                                                    18          --             1              97          (15)      101
       CMBS                                                   238           1            57             (44)          --       252
     ABS:
       CDOs                                                   150         (35)           61             (21)          (2)      153
       CLNs                                                    50          --           272              --           --       322
     State and municipal bonds                                117          --            (1)            (17)         (99)       --
     Hybrid and redeemable preferred securities               113         (21)           47               3            8       150
  Equity AFS securities:
     Insurance securities                                      50          (7)           20             (20)          --        43
     Other financial services securities                       20          (2)            7              (3)          --        22
     Other securities                                          23           2            (1)             (1)          --        23
  Trading securities                                           77          35            --              (7)         (15)       90
  Derivative investments                                       78         (87)           (7)          1,254           --     1,238
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (252)        (75)           --             (92)          --      (419)
  GLB reserves embedded derivatives                        (2,904)      2,228            --              --           --      (676)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (223)        (50)           --             (41)          --      (314)
  Credit default swaps(7)                                     (51)        (37)           --              23           --       (65)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                           $ 110      $1,900          $809           $ 967        $(620)   $3,166
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                       --------------------------------------------------------------------------
                                                                                 GAINS          SALES,      TRANSFERS
                                                                    ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                  INCLUDED         IN        MATURITIES,       OUT
                                                       BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                          FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                         VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                       ---------- ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                    $2,461      $ (150)       $ (442)          $ (10)       $ 524    $ 2,383
     U.S. Government bonds                                   3          --            --              --           --          3
     Foreign government bonds                               79          --           (12)             (7)          --         60
     MBS:
       CMOs                                                275         (21)          (53)            (12)         (29)       160
       MPTS                                                 52          --           (11)              1          (24)        18
       CMBS                                                362          --          (193)             27           42        238
     ABS:
       CDOs                                                184           1           (85)             50           --        150
       CLNs                                                660          --          (360)             --         (250)        50
     State and municipal bonds                             138          --            (2)            (32)          13        117
     Hybrid and redeemable preferred securities            111          --           (41)             35            8        113
  Equity AFS securities:
     Banking securities                                     --          (1)           --               1           --         --
     Insurance securities                                    2          (1)          (18)             67           --         50
     Other financial services securities                    35         (23)           (2)             10           --         20
     Other securities                                       17          (5)            3               8           --         23
  Trading securities                                       107         (28)           --             (13)          11         77
  Derivative investments                                   195        (237)           29              91           --         78
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives          (389)        196            --             (59)          --       (252)
  GLB reserves embedded derivatives                       (279)     (2,625)           --              --           --     (2,904)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)     (271)         43            --               5           --       (223)
  Credit default swaps(7)                                   --         (51)           --              --           --        (51)
                                                       ---------- ----------- ------------- --------------- ------------ ----------
       Total, net                                       $3,742     $(2,902)      $(1,187)           $162        $ 295      $ 110
                                                       ========== =========== ============= =============== ============ ==========

(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments. See "Derivatives Instruments Designated and Qualifying as Fair Value Hedges" section in Note 6.

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                -----------------------------------
                                 2010          2009         2008
                                -------- --------------- ----------
Investments:(1)
  Trading securities             $ --            $ 33      $ (23)
  Derivative investments         (163)            (86)      (129)
Future contract benefits:(1)
  Indexed annuity contracts
     embedded derivatives          44             (17)        23
  GLB reserves embedded
     derivatives                  419           2,366     (1,061)
VIEs' liabilities -- derivative
  instruments(1)                   16              --         --
Other liabilities:
  Deferred compensation
     plans embedded
     derivatives(2)               (33)            (50)        43
  Credit default swaps(3)         (12)            (14)       (51)
                                -------- --------------- ----------
     Total, net                 $ 271          $2,232    $(1,198)
                                ======== =============== ==========

(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).


The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 2010
                             -------------------------------
                             TRANSFERS   TRANSFERS
                               IN TO       OUT OF
                             LEVEL 3       LEVEL 3    TOTAL
                             ---------- ----------- --------
Investments:
  Fixed maturity AFS
     securities:
     Corporate bonds           $ 144       $(198)   $ (54)
     U.S. Government bonds         3          --        3
     Foreign government
        bonds                     17          --       17
     MBS:
        CMOs                      --          (4)      (4)
        CMBS                       3        (118)    (115)
     ABS CLNs                     --        (600)    (600)
  Trading securities              --          (1)      (1)
Future contract benefits:
  VIEs' liabilities --
     derivative instruments     (225)         --     (225)
                             ---------- ----------- --------
           Total, net          $ (58)      $(921)   $(979)
                             ========== =========== ========

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the year ended December 31, 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively, and the ABS CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 are related to new accounting guidance that is discussed in Note 4. For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution
Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Defined Contribution segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs. We are actively managing our remaining radio station clusters to maximize performance and future value.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

-    Change in reserves accounted for under the Financial Services - Insurance
     - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

Segment information (in millions) was as follows:

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                             -----------------------------------
                               2010         2009         2008
                             --------- --------------- ---------
REVENUES
Operating revenues:
  Retirement Solutions:
     Annuities               $2,412          $2,085    $2,191
     Defined Contribution       970             911       913
                             --------- --------------- ---------
        Total Retirement
           Solutions          3,382           2,996     3,104
                             --------- --------------- ---------
  Insurance Solutions:
     Life Insurance           4,156           3,990     4,005
     Group Protection         1,831           1,713     1,640
                             --------- --------------- ---------
        Total Insurance
           Solutions          5,987           5,703     5,645
                             --------- --------------- ---------
  Other Operations              470             449       433
Excluded realized
  gain (loss), pre-tax         (317)           (643)     (863)
Amortization of deferred
  gains from reserve changes
  on business sold through
  reinsurance, pre-tax            3               3         3
Amortization of DFEL
  associated with benefit
  ratio unlocking, pre-tax       --              --         1
                             --------- --------------- ---------
     Total revenues          $9,525          $8,508    $8,323
                             ========= =============== =========

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                               ----------------------------------
                                 2010            2009     2008
                               --------- --------------- --------
NET INCOME (LOSS)
Income (loss) from operations:
  Retirement Solutions:
     Annuities                  $ 463           $ 355    $ 154
     Defined Contribution         146             124      117
                               --------- --------------- --------
        Total Retirement
           Solutions              609             479      271
                               --------- --------------- --------
  Insurance Solutions:
     Life Insurance               595             617      489
     Group Protection              72             124      104
                               --------- --------------- --------
        Total Insurance
           Solutions              667             741      593
                               --------- --------------- --------
  Other Operations                  3              (7)     (47)
Excluded realized gain
  (loss), after-tax              (206)           (418)    (561)
Income (expense) from
  reserve changes (net of
  related amortization) on
  business sold through
  reinsurance, after-tax            2               2        2
Impairment of intangibles,
  after-tax                        --            (709)      --
Benefit ratio unlocking,
  after-tax                        --              --       (4)
                               --------- --------------- --------
     Net income (loss)         $1,075            $ 88    $ 254
                               ========= =============== ========

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                             --------------------------
                               2010     2009      2008
                             ------ ------------ ------
NET INVESTMENT INCOME
Retirement Solutions:
  Annuities                  $1,107       $1,020  $ 958
  Defined Contribution          769          732    695
                             ------ ------------ ------
     Total Retirement
        Solutions             1,876        1,752  1,653
                             ------ ------------ ------
Insurance Solutions:
  Life Insurance              2,040        1,827  1,867
  Group Protection              141          127    117
                             ------ ------------ ------
     Total Insurance
        Solutions             2,181        1,954  1,984
                             ------ ------------ ------
Other Operations                305          300    338
                             ------ ------------ ------
        Total net investment
           income            $4,362       $4,006 $3,975
                             ====== ============ ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                              --------------------------
                                2010     2009      2008
                              ------ ------------ ------
AMORTIZATION OF DAC AND
  VOBA, NET OF INTEREST
Retirement Solutions:
  Annuities                    $ 402         $356  $ 729
  Defined Contribution            78           71    130
                              ------ ------------ ------
     Total Retirement
        Solutions                480          427    859
                              ------ ------------ ------
Insurance Solutions:
  Life Insurance                 492          519    519
  Group Protection                46           46     36
                              ------ ------------ ------
     Total Insurance
        Solutions                538          565    555
                              ------ ------------ ------
        Total amortization of
           DAC and VOBA,
           net of interest    $1,018         $992 $1,414
                              ====== ============ ======

                                           FOR THE YEARS ENDED
                                             DECEMBER 31,
                                ---------------------------------
                                  2010         2009        2008
                                -------- --------------- --------
FEDERAL INCOME TAX
  EXPENSE (BENEFIT)
Retirement Solutions:
  Annuities                      $ 91            $ 42    $ (76)
  Defined Contribution             55              45       26
                                -------- --------------- --------
     Total Retirement
        Solutions                 146              87      (50)
                                -------- --------------- --------
Insurance Solutions:
  Life Insurance                  279             271      240
  Group Protection                 38              67       56
                                -------- --------------- --------
     Total Insurance
        Solutions                 317             338      296
                                -------- --------------- --------
Other Operations                   (6)            (21)     (11)
Excluded realized gain (loss)    (111)           (225)    (302)
Reserve changes (net of
  related amortization)
  on business sold through
  reinsurance                       1               1        1
Impairment of intangibles          --             (16)      --
Benefit ratio unlocking            --              (1)      (2)
                                -------- --------------- --------
        Total federal income
           tax expense
           (benefit)            $ 347           $ 163    $ (68)
                                ======== =============== ========


                                AS OF DECEMBER 31,
                                ------------------
                                    2010      2009
                                -------- ---------
ASSETS
Retirement Solutions:
  Annuities                     $ 91,789  $ 80,700
  Defined Contribution            28,563    26,689
                                -------- ---------
     Total Retirement Solutions  120,352   107,389
                                -------- ---------
Insurance Solutions:
  Life Insurance                  55,083    50,825
  Group Protection                 3,254     2,845
                                -------- ---------
     Total Insurance Solutions    58,337    53,670
                                -------- ---------
Other Operations                  13,323    13,148
                                -------- ---------
        Total assets            $192,012  $174,207
                                ======== =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   ----------------------------
                                   2010      2009        2008
                                   ---- --------------- -------
Interest paid                      $ 94         $ 96    $ 81
Income taxes paid (received)        345          (15)    (23)
Significant non-cash investing
  and financing transactions:
  Funds withheld agreement
     with LNBAR:
     Carrying value of assets      $ --        $ 790    $ --
     Carrying value of liabilities   --         (790)     --
                                   ---- --------------- -------
        Total acquired from
           LNBAR                   $ --         $ --    $ --
                                   ==== =============== =======
  Capital contribution of LFM:
     Carrying value of assets
        (includes cash and
        invested cash)             $ --        $ 364    $ --
     Carrying value of liabilities   --          (84)     --
                                   ---- --------------- -------
        Total capital contribution
           of LFM                  $ --        $ 280    $ --
                                   ==== =============== =======

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                 --------------------------------
                                 2010         2009        2008
                                 ---- --------------- -----------
Reinsurance assumed from FPP:
  Carrying value of assets       $ --         $ 63        $ --
  Carrying value of liabilities    --          (63)         --
                                 ---- --------------- --- -------
     Total reinsurance assumed
        from FPP                 $ --         $ --        $ --
                                 ==== =============== ===========
Sale of subsidiaries/business
  Proceeds from sale of
     subsidiaries/business       $ --          $ 6        $ --
  Assets disposed (includes
     cash and invested cash)       --           (5)         --
                                 ---- --------------- --- -------
     Gain on sale of subsidiary/
        business                 $ --          $ 1        $ --
                                 ==== =============== ===========
Reinsurance ceded to LNBAR:
  Carrying value of assets       $188         $ --       $ 360
  Carrying value of liabilities  (188)          --        (360)
                                 ---- --------------- -----------
     Total reinsuranced ceded
        to LNBAR                 $ --         $ --        $ --
                                 ==== =============== ===========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                       AS OF DECEMBER 31,
                                     ---------------------
                                        2010       2009
                                     -------- ------------
Assets with affiliates:
  Corporate bonds(1)                   $ 100      $   100
  Reinsurance on ceded reinsurance
     contracts(2)                      2,322        2,414
  Reinsurance on assumed
     reinsurance contracts(3)            417          417
  Cash management agreement
     investment(4)                       173          142
  Service agreement receivable(4)        (12)         (51)
Liabilities with affiliates:
  Inter-company short-term debt(5)        10           21
  Inter-company long-term debt(6)      2,179        1,675

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                ---------------------------------
                                  2010         2009       2008
                                -------- --------------- --------
Revenues with affiliates:
  Premiums paid on ceded
     reinsurance contracts(7)   $(308)          $(235)   $(222)
  Net investment income on
     cash management
     agreement(8)                  --               1       11
  Fees for management of
     general account(8)            --             (68)     (65)
Benefits and expenses with
  affiliates:
  Reinsurance (recoveries)
     benefits on ceded
     reinsurance contracts(9)    (765)           (158)    (655)
  Service agreement
     payments(10)                 (58)             21       (2)
  Transfer pricing
     arrangement(10)               --             (32)     (32)
  Interest expense on
     inter-company debt(11)        98              90       83

(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

25. TRANSACTIONS WITH AFFILIATES (CONTINUED)

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(8)  Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(9)  Reported in benefits on our Consolidated Statements of Income (Loss).

10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(11) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).


CORPORATE BONDS
LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT AND TRANSFER PRICING ARRANGEMENT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

A transfer pricing arrangement is in place between LFD and Delaware related to the wholesaling of Delaware's investment products.

CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.8 billion and $2.4 billion as of December 31, 2010 and 2009, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

                    LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B          $   29,452,922   $   61,380  $   29,514,302    $     --     $ 1,339    $   29,512,963
ABVPSF Growth and Income Class B                  153,900,475           --     153,900,475      14,849       6,679       153,878,947
ABVPSF International Value Class B                177,268,453      111,814     177,380,267          --       6,116       177,374,151
ABVPSF Large Cap Growth Class B                    12,964,047           --      12,964,047         102         572        12,963,373
ABVPSF Small/Mid Cap Value Class B                150,130,429      500,028     150,630,457          --       6,535       150,623,922
American Century VP Inflation
   Protection Class II                            494,166,212       83,732     494,249,944          --      22,643       494,227,301
American Funds Global Growth Class 2              331,538,292           --     331,538,292     213,926      14,405       331,309,961
American Funds Global Small
   Capitalization Class 2                         406,401,930           --     406,401,930     450,545      16,005       405,935,380
American Funds Growth Class 2                   1,945,104,462       58,833   1,945,163,295          --      87,568     1,945,075,727
American Funds Growth-Income Class 2            1,966,070,007           --   1,966,070,007     243,501      83,428     1,965,743,078
American Funds International Class 2              764,307,994           --     764,307,994     338,274      33,867       763,935,853
BlackRock Global Allocation V.I. Class III        616,389,023    1,266,403     617,655,426          --      29,822       617,625,604
Delaware VIP Diversified Income Service Class     997,255,020    1,211,467     998,466,487          --      44,240       998,422,247
Delaware VIP Emerging Markets Service Class       312,590,699      339,406     312,930,105          --      14,154       312,915,951
Delaware VIP High Yield Standard Class             11,623,217           --      11,623,217         152         449        11,622,616
Delaware VIP High Yield Service Class             319,920,469           --     319,920,469     369,921      14,713       319,535,835
Delaware VIP International Value
   Equity Standard Class                              334,619           --         334,619          --          13           334,606
Delaware VIP Limited-Term Diversified
   Income Service Class                           657,313,026    1,097,961     658,410,987          --      24,469       658,386,518
Delaware VIP REIT Standard Class                    5,330,507           --       5,330,507         736         211         5,329,560
Delaware VIP REIT Service Class                   110,526,327       25,238     110,551,565          --       5,002       110,546,563
Delaware VIP Small Cap Value Standard Class         9,525,890        6,273       9,532,163          --         373         9,531,790
Delaware VIP Small Cap Value Service Class        309,637,070           --     309,637,070     193,078      14,303       309,429,689
Delaware VIP Smid Cap Growth
   Standard Class                                   9,439,536        3,184       9,442,720          --         369         9,442,351
Delaware VIP Smid Cap Growth Service Class         84,780,627      187,144      84,967,771          --       3,844        84,963,927
Delaware VIP U.S. Growth Service Class            124,502,378      215,923     124,718,301          --       3,860       124,714,441
Delaware VIP Value Standard Class                   6,183,266       98,207       6,281,473          --         243         6,281,230
Delaware VIP Value Service Class                  125,106,621      306,000     125,412,621          --       5,655       125,406,966
DWS VIP Alternative Asset Allocation
   Plus Class B                                    18,600,811       87,798      18,688,609          --         869        18,687,740
DWS VIP Equity 500 Index Class A                   24,776,584           --      24,776,584       1,775       1,049        24,773,760
DWS VIP Equity 500 Index Class B                   35,025,009           --      35,025,009      16,171       1,611        35,007,227
DWS VIP Small Cap Index Class A                     7,149,686           --       7,149,686         204         313         7,149,169
DWS VIP Small Cap Index Class B                    16,478,059           --      16,478,059      55,417         736        16,421,906
Fidelity VIP Contrafund Service Class 2           938,200,679      628,379     938,829,058          --      42,246       938,786,812
Fidelity VIP Equity-Income Initial Class            6,993,151           --       6,993,151           2         269         6,992,880
Fidelity VIP Equity-Income Service Class 2         45,495,370           --      45,495,370       5,055       2,007        45,488,308
Fidelity VIP Growth Initial Class                   5,653,197           --       5,653,197           9         219         5,652,969
Fidelity VIP Growth Service Class 2                72,729,806        4,356      72,734,162          --       3,407        72,730,755
Fidelity VIP Mid Cap Service Class 2              403,740,103           --     403,740,103      94,011      18,360       403,627,732
Fidelity VIP Overseas Initial Class                 2,285,321           --       2,285,321           8          88         2,285,225
Fidelity VIP Overseas Service Class 2              87,025,083           --      87,025,083      16,071       3,901        87,005,111
FTVIPT Franklin Income Securities Class 2         498,860,342           --     498,860,342      24,356      21,837       498,814,149
FTVIPT Franklin Small-Mid Cap
   Growth Securities Class 2                      115,463,343       12,733     115,476,076          --       5,183       115,470,893
FTVIPT Mutual Shares Securities Class 2           508,637,307      492,572     509,129,879          --      17,419       509,112,460
FTVIPT Templeton Global Bond
   Securities Class 2                             663,996,655           --     663,996,655     232,150      29,151       663,735,354
FTVIPT Templeton Growth Securities Class 2         63,355,539           --      63,355,539      12,069       2,875        63,340,595

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Large Cap Value
   Service Class                               $   94,188,587   $  111,807  $   94,300,394    $     --      $ 2,315   $   94,298,079
Invesco V.I. Capital Appreciation Series I          3,167,707           --       3,167,707           5          125        3,167,577
Invesco V.I. Capital Appreciation Series II         1,684,479            8       1,684,487          --           75        1,684,412
Invesco V.I. Core Equity Series I                  10,647,234           --      10,647,234          24          431       10,646,779
Invesco V.I. Core Equity Series II                  3,809,256           --       3,809,256          28          161        3,809,067
Invesco V.I. International Growth Series I          3,841,028           --       3,841,028          --          155        3,840,873
Invesco V.I. International Growth Series II         3,412,517           --       3,412,517          21          149        3,412,347
Janus Aspen Series Balanced Service Class          23,954,408           --      23,954,408      47,356        1,033       23,906,019
Janus Aspen Series Enterprise Service Class         8,186,405           --       8,186,405          82          357        8,185,966
Janus Aspen Series Worldwide Service Class          1,893,160           --       1,893,160          --           80        1,893,080
LVIP American Global Growth Service Class II        2,549,397      119,818       2,669,215          --          110        2,669,105
LVIP American Global Small Capitalization
   Service Class II                                 3,284,591      191,170       3,475,761          --          160        3,475,601
LVIP American Growth Service Class II              12,222,342      279,938      12,502,280          --          587       12,501,693
LVIP American Growth-Income Service Class II        8,475,943      231,543       8,707,486          --          412        8,707,074
LVIP American International Service Class II        5,896,216      125,976       6,022,192          --          280        6,021,912
LVIP Baron Growth Opportunities
   Service Class                                   88,046,566           --      88,046,566     125,370        4,046       87,917,150
LVIP BlackRock Inflation Protected Bond
   Service Class                                   14,013,741      122,736      14,136,477          --          680       14,135,797
LVIP Capital Growth Service Class                 145,143,291           --     145,143,291     504,412        3,858      144,635,021
LVIP Cohen & Steers Global Real Estate
   Service Class                                   72,674,014           --      72,674,014      24,638        3,313       72,646,063
LVIP Columbia Value Opportunities
   Service Class                                   15,075,418      153,514      15,228,932          --          688       15,228,244
LVIP Delaware Bond Standard Class                 203,063,801           --     203,063,801     115,781        9,051      202,938,969
LVIP Delaware Bond Service Class                1,496,363,181    1,052,915   1,497,416,096          --       57,447    1,497,358,649
LVIP Delaware Diversified Floating Rate
   Service Class                                   11,877,043      442,369      12,319,412          --          579       12,318,833
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                       13,018,509           --      13,018,509         435          601       13,017,473
LVIP Delaware Foundation Aggressive
   Allocation Service Class                        29,718,286           --      29,718,286      48,925        1,409       29,667,952
LVIP Delaware Growth and Income
   Service Class                                   35,502,391       20,529      35,522,920          --        1,581       35,521,339
LVIP Delaware Social Awareness
   Standard Class                                  12,406,734           --      12,406,734          47          555       12,406,132
LVIP Delaware Social Awareness
   Service Class                                   49,240,242           --      49,240,242       4,593        2,161       49,233,488
LVIP Delaware Special Opportunities
   Service Class                                   26,929,988      291,560      27,221,548          --        1,201       27,220,347
LVIP Global Income Service Class                  235,182,745      732,694     235,915,439          --       10,424      235,905,015
LVIP Janus Capital Appreciation
   Standard Class                                   2,825,619           --       2,825,619           3          131        2,825,485
LVIP Janus Capital Appreciation Service Class      63,634,037       27,797      63,661,834          --        2,978       63,658,856
LVIP JPMorgan High Yield Service Class              3,171,835       75,281       3,247,116          --          154        3,246,962
LVIP MFS International Growth Service Class        96,858,831       41,121      96,899,952          --        3,525       96,896,427
LVIP MFS Value Service Class                      409,366,474      418,373     409,784,847          --       13,670      409,771,177
LVIP Mid-Cap Value Service Class                   40,810,224           --      40,810,224       7,100        1,839       40,801,285
LVIP Mondrian International Value
   Standard Class                                  22,439,723           --      22,439,723      14,893        1,026       22,423,804

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Mondrian International Value
   Service Class                               $  111,490,217   $       --  $  111,490,217    $ 25,652     $ 4,954    $  111,459,611
LVIP Money Market Standard Class                   66,690,777           --      66,690,777       2,220       2,882        66,685,675
LVIP Money Market Service Class                   343,552,049           --     343,552,049     569,291      15,957       342,966,801
LVIP SSgA Bond Index Service Class                948,478,634      340,893     948,819,527          --      44,479       948,775,048
LVIP SSgA Conservative Index Allocation
   Service Class                                    2,703,359      241,095       2,944,454          --         144         2,944,310
LVIP SSgA Conservative Structured Allocation
   Service Class                                    9,998,682      596,661      10,595,343          --         493        10,594,850
LVIP SSgA Developed International 150
   Service Class                                  138,244,165       55,422     138,299,587          --       6,476       138,293,111
LVIP SSgA Emerging Markets 100
   Service Class                                  168,340,941      120,635     168,461,576          --       7,864       168,453,712
LVIP SSgA Global Tactical Allocation
   Service Class                                   64,343,813           --      64,343,813     343,847       2,914        63,997,052
LVIP SSgA International Index Service Class       198,529,872      103,165     198,633,037          --       9,243       198,623,794
LVIP SSgA Large Cap 100 Service Class             289,275,649           --     289,275,649       7,223      13,671       289,254,755
LVIP SSgA Moderate Index Allocation
   Service Class                                    3,975,865      144,714       4,120,579          --         174         4,120,405
LVIP SSgA Moderate Structured Allocation
   Service Class                                   27,343,157    1,215,280      28,558,437          --       1,361        28,557,076
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                         4,673,551    1,174,574       5,848,125          --         223         5,847,902
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                        15,919,430      158,520      16,077,950          --         799        16,077,151
LVIP SSgA S&P 500 Index Standard Class              2,012,856           --       2,012,856          11          90         2,012,755
LVIP SSgA S&P 500 Index Service Class             419,441,313           --     419,441,313     511,046      19,699       418,910,568
LVIP SSgA Small-Cap Index Service Class           122,970,660           --     122,970,660     276,522       5,756       122,688,382
LVIP SSgA Small-Mid Cap 200 Service Class          94,907,064           --      94,907,064      26,692       4,497        94,875,875
LVIP T. Rowe Price Growth Stock Service Class      71,067,939      276,877      71,344,816          --       3,290        71,341,526
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                            2,881,488           --       2,881,488       6,510         134         2,874,844
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                            47,475,160       87,955      47,563,115          --       2,109        47,561,006
LVIP Templeton Growth Service Class               102,380,570       79,763     102,460,333          --       4,475       102,455,858
LVIP Turner Mid-Cap Growth Service Class           29,470,899           --      29,470,899      27,116       1,333        29,442,450
LVIP Wells Fargo Intrinsic Value Service Class     27,483,144       50,735      27,533,879          --       1,230        27,532,649
LVIP Wilshire 2010 Profile Service Class            8,599,695           --       8,599,695          --         397         8,599,298
LVIP Wilshire 2020 Profile Service Class           18,174,391           --      18,174,391          99         810        18,173,482
LVIP Wilshire 2030 Profile Service Class           10,684,055           --      10,684,055      49,787         505        10,633,763
LVIP Wilshire 2040 Profile Service Class            6,193,731       99,667       6,293,398          --         286         6,293,112
LVIP Wilshire Conservative Profile
   Service Class                                  378,847,970           --     378,847,970     155,928      17,714       378,674,328
LVIP Wilshire Moderate Profile Service Class    1,077,817,488      519,884   1,078,337,372          --      51,458     1,078,285,914
LVIP Wilshire Moderately Aggressive Profile
   Service Class                                  650,249,634           --     650,249,634     455,925      30,319       649,763,390
Lord Abbett Fundamental Equity Class VC             9,976,924        6,295       9,983,219          --         251         9,982,968
MFS VIT Core Equity Service Class                   2,729,770           --       2,729,770          --         123         2,729,647
MFS VIT Growth Initial Class                        3,148,374           --       3,148,374          11         122         3,148,241
MFS VIT Growth Service Class                       14,508,145        7,536      14,515,681          --         643        14,515,038
MFS VIT Total Return Initial Class                 14,139,835        1,976      14,141,811          --         551        14,141,260
MFS VIT Total Return Service Class                321,308,840           --     321,308,840     403,411      14,353       320,891,076
MFS VIT Utilities Initial Class                    12,355,335        4,412      12,359,747          --         479        12,359,268

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Service Class                  $176,394,007     $32,194     $176,426,201     $    --      $7,833      $176,418,368
Morgan Stanley UIF Capital Growth Class II          1,257,742          --        1,257,742          --          31         1,257,711
NB AMT Mid-Cap Growth I Class                      53,230,537          --       53,230,537       7,503       2,412        53,220,622
NB AMT Regency I Class                             55,149,491          --       55,149,491       3,319       2,463        55,143,709
Oppenheimer Global Securities Service Class         3,814,702          --        3,814,702          22          93         3,814,587
PIMCO VIT Commodity Real Return
   Advisor Class                                   11,845,225          --       11,845,225       2,387         497        11,842,341
Putnam VT Global Health Care Class IB               2,884,064          --        2,884,064          17         125         2,883,922
Putnam VT Growth & Income Class IB                  2,005,482           4        2,005,486          --          90         2,005,396

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

                                                       DIVIDENDS
                                                         FROM         MORTALITY AND          NET
                                                       INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                               INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 $   521,120     $   (433,053)     $     88,067
ABVPSF Growth and Income Class B                               --       (2,261,139)       (2,261,139)
ABVPSF International Value Class B                      4,344,892       (1,857,533)        2,487,359
ABVPSF Large Cap Growth Class B                            36,079         (210,108)         (174,029)
ABVPSF Small/Mid Cap Value Class B                        336,059       (1,993,533)       (1,657,474)
American Century VP Inflation Protection Class II       7,364,058       (7,528,176)         (164,118)
American Funds Global Growth Class 2                    4,521,647       (4,683,535)         (161,888)
American Funds Global Small Capitalization Class 2      5,835,266       (4,872,981)          962,285
American Funds Growth Class 2                          12,734,793      (28,870,924)      (16,136,131)
American Funds Growth-Income Class 2                   27,124,526      (28,102,492)         (977,966)
American Funds International Class 2                   14,539,142      (11,304,461)        3,234,681
BlackRock Global Allocation V.I. Class III              6,477,123       (6,704,870)         (227,747)
Delaware VIP Diversified Income Service Class          36,374,642      (14,138,929)       22,235,713
Delaware VIP Emerging Markets Service Class             1,402,666       (4,065,134)       (2,662,468)
Delaware VIP High Yield Standard Class                    611,460         (128,158)          483,302
Delaware VIP High Yield Service Class                  20,748,545       (4,760,009)       15,988,536
Delaware VIP International Value Equity Standard
   Class                                                   13,559           (4,885)            8,674
Delaware VIP Limited-Term Diversified Income Service
   Class                                               10,434,402       (7,232,039)        3,202,363
Delaware VIP REIT Standard Class                          144,040          (73,907)           70,133
Delaware VIP REIT Service Class                         2,514,400       (1,623,659)          890,741
Delaware VIP Small Cap Value Standard Class                57,962         (125,788)          (67,826)
Delaware VIP Small Cap Value Service Class              1,226,260       (4,445,349)       (3,219,089)
Delaware VIP Smid Cap Growth Standard Class                    --          (29,860)          (29,860)
Delaware VIP Smid Cap Growth Service Class                     --         (304,616)         (304,616)
Delaware VIP Trend Standard Class                              --          (90,844)          (90,844)
Delaware VIP Trend Service Class                               --         (860,311)         (860,311)
Delaware VIP U.S. Growth Service Class                         --       (1,020,237)       (1,020,237)
Delaware VIP Value Standard Class                         141,813          (83,446)           58,367
Delaware VIP Value Service Class                        2,519,876       (1,897,090)          622,786
DWS VIP Alternative Asset Allocation Plus Class B          69,878         (160,187)          (90,309)
DWS VIP Equity 500 Index Class A                          463,329         (367,949)           95,380
DWS VIP Equity 500 Index Class B                          559,332         (563,534)           (4,202)
DWS VIP Small Cap Index Class A                            63,182         (107,190)          (44,008)
DWS VIP Small Cap Index Class B                           113,140         (260,513)         (147,373)
Fidelity VIP Contrafund Service Class 2                 8,664,977      (13,521,068)       (4,856,091)
Fidelity VIP Equity-Income Initial Class                  119,743          (97,526)           22,217
Fidelity VIP Equity-Income Service Class 2                688,031         (726,268)          (38,237)
Fidelity VIP Growth Initial Class                          13,890          (73,960)          (60,070)
Fidelity VIP Growth Service Class 2                        19,010         (970,008)         (950,998)
Fidelity VIP Mid Cap Service Class 2                      435,423       (5,196,845)       (4,761,422)
Fidelity VIP Overseas Initial Class                        29,551          (31,744)           (2,193)
Fidelity VIP Overseas Service Class 2                     933,389       (1,220,402)         (287,013)
FTVIPT Franklin Income Securities Class 2              29,217,284       (7,173,670)       22,043,614
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                     --       (1,456,014)       (1,456,014)
FTVIPT Mutual Shares Securities Class 2                 6,901,682       (5,214,313)        1,687,369
FTVIPT Templeton Global Bond Securities Class 2         9,369,032      (10,458,999)       (1,089,967)
FTVIPT Templeton Growth Securities Class 2                892,854       (1,071,066)         (178,212)
Goldman Sachs VIT Large Cap Value Service Class           547,845         (445,717)          102,128
Invesco V.I. Capital Appreciation Series I                 22,245          (43,786)          (21,541)
Invesco V.I. Capital Appreciation Series II                 8,861          (27,583)          (18,722)
Invesco V.I. Core Equity Series I                         102,726         (160,716)          (57,990)
Invesco V.I. Core Equity Series II                         29,436          (57,767)          (28,331)
Invesco V.I. International Growth Series I                 83,975          (56,367)           27,608
Invesco V.I. International Growth Series II                61,771          (54,360)            7,411
Janus Aspen Series Balanced Service Class                 610,901         (386,177)          224,724
Janus Aspen Series Enterprise Service Class                    --         (124,664)         (124,664)
Janus Aspen Series Worldwide Service Class                  8,601          (27,691)          (19,090)

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL              IN           (DECREASE)
                                                            NET           NET           NET           UNREALIZED          IN
                                                         REALIZED      REALIZED       REALIZED     APPRECIATION OR    NET ASSETS
                                                        GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 $    326,911    $       --    $    326,911     $  3,542,881    $  3,957,859
ABVPSF Growth and Income Class B                        (9,443,179)           --      (9,443,179)      27,110,122      15,405,804
ABVPSF International Value Class B                      (7,537,796)           --      (7,537,796)      13,178,540       8,128,103
ABVPSF Large Cap Growth Class B                             27,103            --          27,103        1,083,009         936,083
ABVPSF Small/Mid Cap Value Class B                          79,006            --          79,006       29,173,097      27,594,629
American Century VP Inflation Protection Class II        4,437,401            --       4,437,401        9,419,766      13,693,049
American Funds Global Growth Class 2                    (1,624,228)           --      (1,624,228)      32,033,296      30,247,180
American Funds Global Small Capitalization Class 2        (627,381)           --        (627,381)      66,309,880      66,644,784
American Funds Growth Class 2                          (14,223,638)           --     (14,223,638)     312,374,236     282,014,467
American Funds Growth-Income Class 2                   (19,884,171)           --     (19,884,171)     196,483,474     175,621,337
American Funds International Class 2                    (5,429,423)           --      (5,429,423)      43,502,953      41,308,211
BlackRock Global Allocation V.I. Class III               1,487,290     3,518,145       5,005,435       36,508,309      41,285,997
Delaware VIP Diversified Income Service Class           12,734,874     1,907,020      14,641,894       10,745,185      47,622,792
Delaware VIP Emerging Markets Service Class              1,648,785            --       1,648,785       41,760,278      40,746,595
Delaware VIP High Yield Standard Class                     662,817            --         662,817           24,107       1,170,226
Delaware VIP High Yield Service Class                    9,019,747            --       9,019,747        9,563,102      34,571,385
Delaware VIP International Value Equity Standard
   Class                                                   (35,226)           --         (35,226)          54,456          27,904
Delaware VIP Limited-Term Diversified Income Service
   Class                                                 2,892,189     2,748,087       5,640,276        3,335,434      12,178,073
Delaware VIP REIT Standard Class                          (556,874)           --        (556,874)       1,633,527       1,146,786
Delaware VIP REIT Service Class                        (13,626,248)           --     (13,626,248)      34,183,419      21,447,912
Delaware VIP Small Cap Value Standard Class                418,073            --         418,073        2,070,926       2,421,173
Delaware VIP Small Cap Value Service Class                (254,240)           --        (254,240)      74,841,961      71,368,632
Delaware VIP Smid Cap Growth Standard Class                 37,671            --          37,671        1,141,154       1,148,965
Delaware VIP Smid Cap Growth Service Class                 519,934            --         519,934        9,733,756       9,949,074
Delaware VIP Trend Standard Class                           81,463       321,310         402,773        1,168,329       1,480,258
Delaware VIP Trend Service Class                         4,853,669     2,916,236       7,769,905        5,121,804      12,031,398
Delaware VIP U.S. Growth Service Class                   1,834,757            --       1,834,757       12,598,227      13,412,747
Delaware VIP Value Standard Class                         (123,028)           --        (123,028)         831,881         767,220
Delaware VIP Value Service Class                        (4,531,928)           --      (4,531,928)      18,824,468      14,915,326
DWS VIP Alternative Asset Allocation Plus Class B          130,094        77,665         207,759        1,069,637       1,187,087
DWS VIP Equity 500 Index Class A                           (37,193)           --         (37,193)       2,805,656       2,863,843
DWS VIP Equity 500 Index Class B                          (212,906)           --        (212,906)       4,199,868       3,982,760
DWS VIP Small Cap Index Class A                           (246,496)           --        (246,496)       1,756,784       1,466,280
DWS VIP Small Cap Index Class B                         (1,557,454)           --      (1,557,454)       5,030,287       3,325,460
Fidelity VIP Contrafund Service Class 2                (21,286,599)      395,612     (20,890,987)     147,489,977     121,742,899
Fidelity VIP Equity-Income Initial Class                  (500,214)           --        (500,214)       1,340,169         862,172
Fidelity VIP Equity-Income Service Class 2              (3,158,380)           --      (3,158,380)       8,654,080       5,457,463
Fidelity VIP Growth Initial Class                         (436,652)       17,322        (419,330)       1,537,613       1,058,213
Fidelity VIP Growth Service Class 2                     (1,217,468)      207,940      (1,009,528)      13,693,008      11,732,482
Fidelity VIP Mid Cap Service Class 2                      (630,887)    1,043,171         412,284       81,108,071      76,758,933
Fidelity VIP Overseas Initial Class                       (111,176)        4,030        (107,146)         334,873         225,534
Fidelity VIP Overseas Service Class 2                   (2,923,282)      154,705      (2,768,577)      11,473,228       8,417,638
FTVIPT Franklin Income Securities Class 2               (5,423,198)           --      (5,423,198)      30,172,761      46,793,177
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                (179,118)           --        (179,118)      23,129,502      21,494,370
FTVIPT Mutual Shares Securities Class 2                 (4,661,807)           --      (4,661,807)      45,096,788      42,122,350
FTVIPT Templeton Global Bond Securities Class 2         14,041,680     1,694,883      15,736,563       61,693,500      76,340,096
FTVIPT Templeton Growth Securities Class 2              (5,191,986)           --      (5,191,986)       8,497,461       3,127,263
Goldman Sachs VIT Large Cap Value Service Class             85,804            --          85,804        7,714,199       7,902,131
Invesco V.I. Capital Appreciation Series I                (160,867)           --        (160,867)         567,814         385,406
Invesco V.I. Capital Appreciation Series II                (78,129)           --         (78,129)         311,975         215,124
Invesco V.I. Core Equity Series I                           13,297            --          13,297          830,740         786,047
Invesco V.I. Core Equity Series II                           5,377            --           5,377          288,324         265,370
Invesco V.I. International Growth Series I                 286,147            --         286,147           53,062         366,817
Invesco V.I. International Growth Series II                168,046            --         168,046          160,538         335,995
Janus Aspen Series Balanced Service Class                  739,257            --         739,257          536,025       1,500,006
Janus Aspen Series Enterprise Service Class                298,107            --         298,107        1,455,720       1,629,163
Janus Aspen Series Worldwide Service Class                  (2,907)           --          (2,907)         247,572         225,575

See accompanying notes.

                                                       DIVIDENDS
                                                         FROM         MORTALITY AND          NET
                                                       INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                               INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
LVIP American Global Growth Service Class II          $        --     $     (2,060)     $     (2,060)
LVIP American Global Small Capitalization Service
   Class II                                                    --           (2,740)           (2,740)
LVIP American Growth Service Class II                          --           (9,932)           (9,932)
LVIP American Growth-Income Service Class II                   --           (6,947)           (6,947)
LVIP American International Service Class II                   --           (4,513)           (4,513)
LVIP Baron Growth Opportunities Service Class                  --       (1,160,993)       (1,160,993)
LVIP BlackRock Inflation Protected Bond Service
   Class                                                   28,714          (11,676)           17,038
LVIP Capital Growth Service Class                              --         (918,338)         (918,338)
LVIP Cohen & Steers Global Real Estate Service Class           --         (998,805)         (998,805)
LVIP Columbia Value Opportunities Service Class                --         (167,847)         (167,847)
LVIP Delaware Bond Standard Class                       7,172,464       (3,553,378)        3,619,086
LVIP Delaware Bond Service Class                       43,876,268      (18,058,251)       25,818,017
LVIP Delaware Diversified Floating Rate Service
   Class                                                    8,744           (9,842)           (1,098)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                         340,743         (227,216)          113,527
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                          705,928         (523,092)          182,836
LVIP Delaware Growth and Income Service Class             205,802         (504,509)         (298,707)
LVIP Delaware Social Awareness Standard Class              71,234         (198,852)         (127,618)
LVIP Delaware Social Awareness Service Class              124,998         (759,879)         (634,881)
LVIP Delaware Special Opportunities Service Class          88,156         (276,415)         (188,259)
LVIP Global Income Service Class                        4,636,259       (2,230,960)        2,405,299
LVIP Janus Capital Appreciation Standard Class             19,629          (46,495)          (26,866)
LVIP Janus Capital Appreciation Service Class             301,189         (976,486)         (675,297)
LVIP JPMorgan High Yield Service Class                     12,408           (2,566)            9,842
LVIP MFS International Growth Service Class               381,256         (920,080)         (538,824)
LVIP MFS Value Service Class                            3,747,578       (3,791,167)          (43,589)
LVIP Mid-Cap Value Service Class                            2,786         (508,742)         (505,956)
LVIP Mondrian International Value Standard Class          739,659         (388,511)          351,148
LVIP Mondrian International Value Service Class         3,341,905       (1,724,145)        1,617,760
LVIP Money Market Standard Class                           39,264       (1,344,125)       (1,304,861)
LVIP Money Market Service Class                           170,701       (6,985,235)       (6,814,534)
LVIP SSgA Bond Index Service Class                     15,002,931      (12,313,194)        2,689,737
LVIP SSgA Conservative Index Allocation Service
   Class                                                       --           (1,716)           (1,716)
LVIP SSgA Conservative Structured Allocation Service
   Class                                                       --           (7,299)           (7,299)
LVIP SSgA Developed International 150 Service Class     1,235,057       (1,725,868)         (490,811)
LVIP SSgA Emerging Markets 100 Service Class            1,266,930       (1,982,241)         (715,311)
LVIP SSgA Global Tactical Allocation Service Class        475,179         (925,565)         (450,386)
LVIP SSgA International Index Service Class             2,120,394       (2,425,151)         (304,757)
LVIP SSgA Large Cap 100 Service Class                   2,476,939       (3,553,510)       (1,076,571)
LVIP SSgA Moderate Index Allocation Service Class              --           (3,272)           (3,272)
LVIP SSgA Moderate Structured Allocation Service
   Class                                                       --          (22,507)          (22,507)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                               --           (2,740)           (2,740)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                                    --          (13,715)          (13,715)
LVIP SSgA S&P 500 Index Standard Class                     20,807          (26,822)           (6,015)
LVIP SSgA S&P 500 Index Service Class                   3,448,122       (5,198,405)       (1,750,283)
LVIP SSgA Small-Cap Index Service Class                   316,892       (1,481,184)       (1,164,292)
LVIP SSgA Small-Mid Cap 200 Service Class               1,250,128       (1,189,964)           60,164
LVIP T. Rowe Price Growth Stock Service Class                  --         (865,591)         (865,591)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                              --          (40,107)          (40,107)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                               --         (559,636)         (559,636)
LVIP Templeton Growth Service Class                     1,514,731       (1,374,365)          140,366
LVIP Turner Mid-Cap Growth Service Class                       --         (302,281)         (302,281)
LVIP Wells Fargo Intrinsic Value Service Class            189,873         (402,351)         (212,478)
LVIP Wilshire 2010 Profile Service Class                   70,543         (145,723)          (75,180)
LVIP Wilshire 2020 Profile Service Class                  113,298         (272,497)         (159,199)
LVIP Wilshire 2030 Profile Service Class                   57,274         (180,352)         (123,078)
LVIP Wilshire 2040 Profile Service Class                   29,773          (91,625)          (61,852)
LVIP Wilshire Conservative Profile Service Class       12,271,263       (5,880,630)        6,390,633

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL              IN           (DECREASE)
                                                            NET           NET           NET           UNREALIZED          IN
                                                         REALIZED      REALIZED       REALIZED     APPRECIATION OR    NET ASSETS
                                                        GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP American Global Growth Service Class II            $        16   $        --   $         16     $     51,812     $     49,768
LVIP American Global Small Capitalization Service
   Class II                                                     103            --            103           53,319           50,682
LVIP American Growth Service Class II                         1,492            --          1,492          203,231          194,791
LVIP American Growth-Income Service Class II                    336            --            336          134,428          127,817
LVIP American International Service Class II                    349            --            349           79,318           75,154
LVIP Baron Growth Opportunities Service Class               684,055            --        684,055       16,994,287       16,517,349
LVIP BlackRock Inflation Protected Bond Service
   Class                                                    (12,754)           --        (12,754)         (39,395)         (35,111)
LVIP Capital Growth Service Class                         1,250,799            --      1,250,799       20,834,744       21,167,205
LVIP Cohen & Steers Global Real Estate Service Class        209,305            --        209,305       10,117,278        9,327,778
LVIP Columbia Value Opportunities Service Class             354,019            --        354,019        2,091,958        2,278,130
LVIP Delaware Bond Standard Class                         4,582,765     4,340,679      8,923,444        2,042,619       14,585,149
LVIP Delaware Bond Service Class                          9,242,355    26,641,819     35,884,174        9,774,838       71,477,029
LVIP Delaware Diversified Floating Rate Service
   Class                                                       (476)           --           (476)          (1,255)          (2,829)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                          (381,885)           --       (381,885)       1,524,027        1,255,669
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                         (2,313,836)           --     (2,313,836)       4,748,629        2,617,629
LVIP Delaware Growth and Income Service Class              (606,165)           --       (606,165)       4,279,139        3,374,267
LVIP Delaware Social Awareness Standard Class               110,310            --        110,310        1,142,632        1,125,324
LVIP Delaware Social Awareness Service Class               (176,838)           --       (176,838)       5,092,461        4,280,742
LVIP Delaware Special Opportunities Service Class           469,441            --        469,441        4,291,530        4,572,712
LVIP Global Income Service Class                            418,311            --        418,311        7,243,392       10,067,002
LVIP Janus Capital Appreciation Standard Class               55,238            --         55,238          225,613          253,985
LVIP Janus Capital Appreciation Service Class             1,042,747            --      1,042,747        4,789,714        5,157,164
LVIP JPMorgan High Yield Service Class                         (307)           --           (307)          11,475           21,010
LVIP MFS International Growth Service Class              (1,943,122)           --     (1,943,122)      11,063,933        8,581,987
LVIP MFS Value Service Class                              1,639,969            --      1,639,969       34,241,562       35,837,942
LVIP Mid-Cap Value Service Class                            770,285            --        770,285        6,645,132        6,909,461
LVIP Mondrian International Value Standard Class           (555,767)           --       (555,767)         146,322          (58,297)
LVIP Mondrian International Value Service Class          (2,631,287)           --     (2,631,287)       1,755,432          741,905
LVIP Money Market Standard Class                                  8           325            333               (8)      (1,304,536)
LVIP Money Market Service Class                                  21         1,726          1,747              (21)      (6,812,808)
LVIP SSgA Bond Index Service Class                        3,713,732            --      3,713,732       14,201,350       20,604,819
LVIP SSgA Conservative Index Allocation Service
   Class                                                        198            --            198           16,984           15,466
LVIP SSgA Conservative Structured Allocation Service
   Class                                                        124            --            124           74,302           67,127
LVIP SSgA Developed International 150 Service Class       1,526,279            --      1,526,279        8,038,660        9,074,128
LVIP SSgA Emerging Markets 100 Service Class              6,136,390            --      6,136,390       24,622,099       30,043,178
LVIP SSgA Global Tactical Allocation Service Class       (2,071,293)           --     (2,071,293)       6,291,080        3,769,401
LVIP SSgA International Index Service Class               1,545,817            --      1,545,817       11,906,422       13,147,482
LVIP SSgA Large Cap 100 Service Class                     5,865,615            --      5,865,615       30,666,851       35,455,895
LVIP SSgA Moderate Index Allocation Service Class                19            --             19           48,766           45,513
LVIP SSgA Moderate Structured Allocation Service
   Class                                                      1,465            --          1,465          277,191          256,149
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                                 28            --             28           36,745           34,033
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                                  12,539            --         12,539          218,707          217,531
LVIP SSgA S&P 500 Index Standard Class                      104,960            --        104,960          135,215          234,160
LVIP SSgA S&P 500 Index Service Class                     3,113,596            --      3,113,596       43,759,940       45,123,253
LVIP SSgA Small-Cap Index Service Class                   2,240,480            --      2,240,480       20,360,581       21,436,769
LVIP SSgA Small-Mid Cap 200 Service Class                 4,730,856            --      4,730,856       11,733,512       16,524,532
LVIP T. Rowe Price Growth Stock Service Class             1,883,124            --      1,883,124        6,823,954        7,841,487
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           110,538            --        110,538          490,498          560,929
LVIP T. Rowe Price Structured Mid-Cap Growth Service
   Class                                                  1,375,428            --      1,375,428        8,120,728        8,936,520
LVIP Templeton Growth Service Class                      (1,663,025)           --     (1,663,025)       6,401,308        4,878,649
LVIP Turner Mid-Cap Growth Service Class                   (110,955)           --       (110,955)       4,868,079        4,454,843
LVIP Wells Fargo Intrinsic Value Service Class             (736,424)           --       (736,424)       4,601,006        3,652,104
LVIP Wilshire 2010 Profile Service Class                    276,093            --        276,093          584,723          785,636
LVIP Wilshire 2020 Profile Service Class                    262,621            --        262,621        1,537,479        1,640,901
LVIP Wilshire 2030 Profile Service Class                    389,107            --        389,107          690,289          956,318
LVIP Wilshire 2040 Profile Service Class                     96,023            --         96,023          573,553          607,724
LVIP Wilshire Conservative Profile Service Class          6,577,060            --      6,577,060       15,747,029       28,714,722

See accompanying notes.

                                                       DIVIDENDS
                                                         FROM         MORTALITY AND          NET
                                                       INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                               INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
LVIP Wilshire Moderate Profile Service Class          $26,696,030     $(16,697,293)      $ 9,998,737
LVIP Wilshire Moderately Aggressive Profile Service
   Class                                               15,167,592       (9,742,013)        5,425,579
Lord Abbett Fundamental Equity Class VC                    28,240          (64,380)          (36,140)
MFS VIT Core Equity Service Class                          25,294          (44,927)          (19,633)
MFS VIT Growth Initial Class                                3,547          (42,488)          (38,941)
MFS VIT Growth Service Class                                   --         (187,299)         (187,299)
MFS VIT Total Return Initial Class                        403,117         (206,301)          196,816
MFS VIT Total Return Service Class                      7,658,755       (4,979,105)        2,679,650
MFS VIT Utilities Initial Class                           404,766         (181,249)          223,517
MFS VIT Utilities Service Class                         4,962,730       (2,657,526)        2,305,204
Morgan Stanley UIF Capital Growth Class II                     --           (9,595)           (9,595)
NB AMT Mid-Cap Growth I Class                                  --         (809,249)         (809,249)
NB AMT Regency I Class                                    371,712         (885,323)         (513,611)
Oppenheimer Global Securities Service Class                19,826          (21,181)           (1,355)
PIMCO VIT Commodity Real Return Advisor Class             976,901          (97,832)          879,069
Putnam VT Global Health Care Class IB                      59,132          (47,465)           11,667
Putnam VT Growth & Income Class IB                         32,097          (32,534)             (437)

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL              IN           (DECREASE)
                                                            NET           NET           NET           UNREALIZED          IN
                                                         REALIZED      REALIZED       REALIZED     APPRECIATION OR    NET ASSETS
                                                        GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire Moderate Profile Service Class            $  (191,090)    $     --    $  (191,090)     $ 82,172,467     $91,980,114
LVIP Wilshire Moderately Aggressive Profile Service
   Class                                                 (6,046,983)          --     (6,046,983)       60,367,344      59,745,940
Lord Abbett Fundamental Equity Class VC                     129,017           --        129,017         1,284,818       1,377,695
MFS VIT Core Equity Service Class                            70,733           --         70,733           316,151         367,251
MFS VIT Growth Initial Class                               (136,016)          --       (136,016)          555,155         380,198
MFS VIT Growth Service Class                                594,943           --        594,943         1,275,862       1,683,506
MFS VIT Total Return Initial Class                         (150,372)          --       (150,372)        1,092,050       1,138,494
MFS VIT Total Return Service Class                       (3,853,276)          --     (3,853,276)       24,515,078      23,341,452
MFS VIT Utilities Initial Class                             100,936           --        100,936           758,946       1,083,399
MFS VIT Utilities Service Class                          (3,323,740)          --     (3,323,740)       19,325,819      18,307,283
Morgan Stanley UIF Capital Growth Class II                   46,491           --         46,491           192,742         229,638
NB AMT Mid-Cap Growth I Class                             2,014,076           --      2,014,076        10,661,078      11,865,905
NB AMT Regency I Class                                     (692,719)          --       (692,719)       12,736,697      11,530,367
Oppenheimer Global Securities Service Class                  35,798           --         35,798           399,422         433,865
PIMCO VIT Commodity Real Return Advisor Class              (226,115)     172,321        (53,794)          848,474       1,673,749
Putnam VT Global Health Care Class IB                        27,074           --         27,074           (15,577)         23,164
Putnam VT Growth & Income Class IB                         (206,694)          --       (206,694)          432,181         225,050

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2009 AND 2010

                                                                    ABVPSF
                                                                    GLOBAL         ABVPSF                        ABVPSF
                                                                   THEMATIC        GROWTH          ABVPSF       LARGE CAP
                                                                    GROWTH       AND INCOME    INTERNATIONAL     GROWTH
                                                                    CLASS B        CLASS B     VALUE CLASS B     CLASS B
                                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $16,985,544   $128,497,995   $ 87,885,870    $13,536,124
Changes From Operations:
   - Net investment income (loss)                                    (363,556)     2,506,589       (376,967)      (214,742)
   - Net realized gain (loss) on investments                       (2,340,719)   (18,749,569)   (29,652,593)      (814,949)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   11,677,408     38,358,578     59,818,107      5,106,294
                                                                  -----------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  8,973,133     22,115,598     29,788,547      4,076,603
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             1,387,266      5,288,854     14,516,844         56,908
   - Contract withdrawals and transfers to annuity reserves        (1,928,716)   (14,525,038)    (5,096,588)    (1,826,206)
   - Contract transfers                                             2,065,760      3,883,718    (10,232,130)    (1,092,728)
                                                                  -----------   ------------   ------------    -----------
                                                                    1,524,310     (5,352,466)      (811,874)    (2,862,026)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --             --             --
   - Annuity Payments                                                  (1,635)       (16,172)        (3,528)        (3,561)
   - Receipt (reimbursement) of mortality guarantee adjustments            --            905             (2)            --
                                                                  -----------   ------------   ------------    -----------
                                                                       (1,635)       (15,267)        (3,530)        (3,561)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     1,522,675     (5,367,733)      (815,404)    (2,865,587)
                                                                  -----------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            10,495,808     16,747,865     28,973,143      1,211,016
                                                                  -----------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2009                                    27,481,352    145,245,860    116,859,013     14,747,140
Changes From Operations:
   - Net investment income (loss)                                      88,067     (2,261,139)     2,487,359       (174,029)
   - Net realized gain (loss) on investments                          326,911     (9,443,179)    (7,537,796)        27,103
   - Net change in unrealized appreciation or depreciation on
     investments                                                    3,542,881     27,110,122     13,178,540      1,083,009
                                                                  -----------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  3,957,859     15,405,804      8,128,103        936,083
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             1,962,059      7,591,190     18,978,532         56,676
   - Contract withdrawals and transfers to annuity reserves        (3,042,746)   (15,532,866)    (7,299,880)    (2,161,019)
   - Contract transfers                                              (843,768)     1,181,376     40,713,736       (615,507)
                                                                  -----------   ------------   ------------    -----------
                                                                   (1,924,455)    (6,760,300)    52,392,388     (2,719,850)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --             --             --
   - Annuity Payments                                                  (1,793)       (13,622)        (5,355)            --
   - Receipt (reimbursement) of mortality guarantee adjustments            --          1,205              2             --
                                                                  -----------   ------------   ------------    -----------
                                                                       (1,793)       (12,417)        (5,353)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (1,926,248)    (6,772,717)    52,387,035     (2,719,850)
                                                                  -----------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             2,031,611      8,633,087     60,515,138     (1,783,767)
                                                                  -----------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                                   $29,512,963   $153,878,947   $177,374,151    $12,963,373
                                                                  ===========   ============   ============    ===========

                                                                      ABVPSF       AMERICAN       AMERICAN        AMERICAN
                                                                    SMALL/MID      CENTURY         FUNDS            FUNDS
                                                                       CAP       VP INFLATION      GLOBAL       GLOBAL SMALL
                                                                      VALUE       PROTECTION       GROWTH      CAPITALIZATION
                                                                     CLASS B       CLASS II       CLASS 2         CLASS 2
                                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 84,894,668   $237,085,710   $216,967,583    $174,409,032
Changes From Operations:
   - Net investment income (loss)                                     (666,807)       575,017       (522,397)     (2,916,394)
   - Net realized gain (loss) on investments                       (10,957,685)      (418,404)   (19,908,816)    (28,020,563)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    43,790,839     23,919,453    104,412,906     138,033,579
                                                                  ------------   ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  32,166,347     24,076,066     83,981,693     107,096,622
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,751,449     52,964,585     24,619,295      31,392,739
   - Contract withdrawals and transfers to annuity reserves         (5,841,308)   (23,698,718)   (14,847,803)    (14,943,508)
   - Contract transfers                                            (14,806,627)    96,955,961    (31,086,107)     (9,792,101)
                                                                  ------------   ------------   ------------    ------------
                                                                   (12,896,486)   126,221,828    (21,314,615)      6,657,130
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --          9,401         (2,411)             --
   - Annuity Payments                                                   (3,690)       (33,097)        (9,231)         (9,469)
   - Receipt (reimbursement) of mortality guarantee adjustments             --            416              9           1,509
                                                                  ------------   ------------   ------------    ------------
                                                                        (3,690)       (23,280)       (11,633)         (7,960)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (12,900,176)   126,198,548    (21,326,248)      6,649,170
                                                                  ------------   ------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             19,266,171    150,274,614     62,655,445     113,745,792
                                                                  ------------   ------------   ------------    ------------
NET ASSETS AT DECEMBER 31, 2009                                    104,160,839    387,360,324    279,623,028     288,154,824
Changes From Operations:
   - Net investment income (loss)                                   (1,657,474)      (164,118)      (161,888)        962,285
   - Net realized gain (loss) on investments                            79,006      4,437,401     (1,624,228)       (627,381)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    29,173,097      9,419,766     32,033,296      66,309,880
                                                                  ------------   ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  27,594,629     13,693,049     30,247,180      66,644,784
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             16,361,177     66,270,959     28,971,020      41,546,882
   - Contract withdrawals and transfers to annuity reserves         (9,375,915)   (37,696,225)   (21,103,150)    (23,765,638)
   - Contract transfers                                             11,824,705     64,542,266     13,537,303      33,356,956
                                                                  ------------   ------------   ------------    ------------
                                                                    18,809,967     93,117,000     21,405,173      51,138,200
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           60,063         60,063         46,679           7,669
   - Annuity Payments                                                   (1,543)        (3,652)       (11,589)        (11,032)
   - Receipt (reimbursement) of mortality guarantee adjustments            (33)           517           (510)            935
                                                                  ------------   ------------   ------------    ------------
                                                                        58,487         56,928         34,580          (2,428)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     18,868,454     93,173,928     21,439,753      51,135,772
                                                                  ------------   ------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             46,463,083    106,866,977     51,686,933     117,780,556
                                                                  ------------   ------------   ------------    ------------
NET ASSETS AT DECEMBER 31, 2010                                   $150,623,922   $494,227,301   $331,309,961    $405,935,380
                                                                  ============   ============   ============    ============

                                                                                      AMERICAN
                                                                    AMERICAN            FUNDS          AMERICAN
                                                                     FUNDS             GROWTH           FUNDS
                                                                      GROWTH           -INCOME      INTERNATIONAL
                                                                     CLASS 2           CLASS 2         CLASS 2
                                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $1,096,444,796   $1,213,955,684   $ 567,950,440
Changes From Operations:
   - Net investment income (loss)                                    (13,150,516)       1,165,213        (951,263)
   - Net realized gain (loss) on investments                         (60,845,946)     (60,790,318)    (40,711,795)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     509,708,432      439,961,592     255,132,005
                                                                  --------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   435,711,970      380,336,487     213,468,947
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              113,426,584      110,922,199      49,525,302
   - Contract withdrawals and transfers to annuity reserves          (96,862,332)    (106,353,810)    (44,987,404)
   - Contract transfers                                              164,731,278      167,826,007     (95,476,206)
                                                                  --------------   --------------   -------------
                                                                     181,295,530      172,394,396     (90,938,308)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             (2,654)         (15,719)             --
   - Annuity Payments                                                    (62,186)        (194,267)        (37,361)
   - Receipt (reimbursement) of mortality guarantee adjustments             (881)           4,384           2,640
                                                                  --------------   --------------   -------------
                                                                         (65,721)        (205,602)        (34,721)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      181,229,809      172,188,794     (90,973,029)
                                                                  --------------   --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              616,941,779      552,525,281     122,495,918
                                                                  --------------   --------------   -------------
NET ASSETS AT DECEMBER 31, 2009                                    1,713,386,575    1,766,480,965     690,446,358
Changes From Operations:
   - Net investment income (loss)                                    (16,136,131)        (977,966)      3,234,681
   - Net realized gain (loss) on investments                         (14,223,638)     (19,884,171)     (5,429,423)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     312,374,236      196,483,474      43,502,953
                                                                  --------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   282,014,467      175,621,337      41,308,211
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              121,754,532      115,629,269      62,959,658
   - Contract withdrawals and transfers to annuity reserves         (142,936,764)    (150,851,178)    (56,764,412)
   - Contract transfers                                              (29,252,347)      59,039,134      25,892,480
                                                                  --------------   --------------   -------------
                                                                     (50,434,579)      23,817,225      32,087,726
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            190,448           42,910         126,634
   - Annuity Payments                                                    (74,593)        (214,604)        (33,434)
   - Receipt (reimbursement) of mortality guarantee adjustments           (6,591)          (4,755)            358
                                                                  --------------   --------------   -------------
                                                                         109,264         (176,449)         93,558
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (50,325,315)      23,640,776      32,181,284
                                                                  --------------   --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              231,689,152      199,262,113      73,489,495
                                                                  --------------   --------------   -------------
NET ASSETS AT DECEMBER 31, 2010                                   $1,945,075,727   $1,965,743,078   $ 763,935,853
                                                                  ==============   ==============   =============

                                                                                        DELAWARE
                                                                       BLACKROCK           VIP
                                                                         GLOBAL        DIVERSIFIED
                                                                    ALLOCATION V.I.       INCOME
                                                                       CLASS III      SERVICE CLASS
                                                                       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                        $         --     $383,243,656
Changes From Operations:
   - Net investment income (loss)                                       1,393,171       17,797,295
   - Net realized gain (loss) on investments                              428,921        1,569,629
   - Net change in unrealized appreciation or depreciation on
     investments                                                       6,219,997       92,958,293
                                                                     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      8,042,089      112,325,217
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                76,518,727       90,253,864
   - Contract withdrawals and transfers to annuity reserves            (3,242,976)     (38,468,101)
   - Contract transfers                                               122,377,738      167,889,167
                                                                     ------------     ------------
                                                                      195,653,489      219,674,930
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                  --            7,422
   - Annuity Payments                                                          --          (29,458)
   - Receipt (reimbursement) of mortality guarantee adjustments                --              472
                                                                     ------------     ------------
                                                                               --          (21,564)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       195,653,489      219,653,366
                                                                     ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               203,695,578      331,978,583
                                                                     ------------     ------------
NET ASSETS AT DECEMBER 31, 2009                                       203,695,578      715,222,239
Changes From Operations:
   - Net investment income (loss)                                        (227,747)      22,235,713
   - Net realized gain (loss) on investments                            5,005,435       14,641,894
   - Net change in unrealized appreciation or depreciation on
     investments                                                      36,508,309       10,745,185
                                                                     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     41,285,997       47,622,792
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               192,117,891      146,750,882
   - Contract withdrawals and transfers to annuity reserves           (17,458,143)     (68,397,817)
   - Contract transfers                                               197,859,645      157,227,296
                                                                     ------------     ------------
                                                                      372,519,393      235,580,361
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             129,776           24,963
   - Annuity Payments                                                      (5,098)         (27,972)
   - Receipt (reimbursement) of mortality guarantee adjustments               (42)            (136)
                                                                     ------------     ------------
                                                                          124,636           (3,145)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       372,644,029      235,577,216
                                                                     ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               413,930,026      283,200,008
                                                                     ------------     ------------
NET ASSETS AT DECEMBER 31, 2010                                      $617,625,604     $998,422,247
                                                                     ============     ============

See accompanying notes.

                                                                                                                  DELAWARE VIP
                                                                   DELAWARE VIP   DELAWARE VIP                   INTERNATIONAL
                                                                     EMERGING      HIGH YIELD     DELAWARE VIP    VALUE EQUITY
                                                                     MARKETS        STANDARD       HIGH YIELD       STANDARD
                                                                  SERVICE CLASS      CLASS       SERVICE CLASS       CLASS
                                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $141,037,891    $ 8,034,157    $166,499,584    $ 423,335
Changes From Operations:
   - Net investment income (loss)                                   (1,314,684)       740,545      12,476,775        8,219
   - Net realized gain (loss) on investments                       (18,525,970)        61,432      (8,121,159)    (113,617)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   119,959,749      3,045,045      81,123,245      219,237
                                                                  ------------    -----------    ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 100,119,095      3,847,022      85,478,861      113,839
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             13,639,060         37,906      20,173,812          111
   - Contract withdrawals and transfers to annuity reserves        (10,982,758)    (1,249,707)    (19,181,407)     (87,549)
   - Contract transfers                                            (20,680,585)    (2,809,227)     12,941,276      (75,895)
                                                                  ------------    -----------    ------------    ---------
                                                                   (18,024,283)    (4,021,028)     13,933,681     (163,333)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --           --
   - Annuity Payments                                                   (1,210)          (229)        (27,562)          --
   - Receipt (reimbursement) of mortality guarantee adjustments            596             24             472           --
                                                                  ------------    -----------    ------------    ---------
                                                                          (614)          (205)        (27,090)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (18,024,897)    (4,021,233)     13,906,591     (163,333)
                                                                  ------------    -----------    ------------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             82,094,198       (174,211)     99,385,452      (49,494)
                                                                  ------------    -----------    ------------    ---------
NET ASSETS AT DECEMBER 31, 2009                                    223,132,089      7,859,946     265,885,036      373,841
Changes From Operations:
   - Net investment income (loss)                                   (2,662,468)       483,302      15,988,536        8,674
   - Net realized gain (loss) on investments                         1,648,785        662,817       9,019,747      (35,226)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    41,760,278         24,107       9,563,102       54,456
                                                                  ------------    -----------    ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  40,746,595      1,170,226      34,571,385       27,904
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             40,467,163         26,204      22,709,137          111
   - Contract withdrawals and transfers to annuity reserves        (18,140,980)    (1,166,721)    (28,170,921)     (12,684)
   - Contract transfers                                             26,665,367      3,733,195      24,431,694      (54,566)
                                                                  ------------    -----------    ------------    ---------
                                                                    48,991,550      2,592,678      18,969,910      (67,139)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           67,304             --         135,493           --
   - Annuity Payments                                                     (961)          (272)        (26,669)          --
   - Receipt (reimbursement) of mortality guarantee adjustments        (20,626)            38             680           --
                                                                  ------------    -----------    ------------    ---------
                                                                        45,717           (234)        109,504           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     49,037,267      2,592,444      19,079,414      (67,139)
                                                                  ------------    -----------    ------------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             89,783,862      3,762,670      53,650,799      (39,235)
                                                                  ------------    -----------    ------------    ---------
NET ASSETS AT DECEMBER 31, 2010                                   $312,915,951    $11,622,616    $319,535,835    $ 334,606
                                                                  ============    ===========    ============    =========

                                                                   DELAWARE VIP                                 DELAWARE VIP
                                                                   LIMITED-TERM     DELAWARE                      SMALL CAP
                                                                   DIVERSIFIED      VIP REIT      DELAWARE          VALUE
                                                                      INCOME        STANDARD      VIP REIT        STANDARD
                                                                  SERVICE CLASS      CLASS      SERVICE CLASS       CLASS
                                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 81,388,856    $ 5,881,815   $ 97,607,134    $ 9,651,885
Changes From Operations:
   - Net investment income (loss)                                    3,806,577        161,265      2,398,009        (31,109)
   - Net realized gain (loss) on investments                         1,860,631     (2,234,071)   (42,530,953)      (754,492)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    12,775,031      2,828,918     55,056,090      2,830,454
                                                                  ------------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  18,442,239        756,112     14,923,146      2,044,853
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             57,658,293         42,467      1,646,253         83,175
   - Contract withdrawals and transfers to annuity reserves        (18,453,533)    (1,117,806)    (8,064,327)    (1,844,944)
   - Contract transfers                                            223,183,214       (558,162)   (16,400,874)    (1,049,085)
                                                                  ------------    -----------   ------------    -----------
                                                                   262,387,974     (1,633,501)   (22,818,948)    (2,810,854)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           43,923         (5,150)            --             --
   - Annuity Payments                                                 (162,724)        (5,806)       (25,844)          (731)
   - Receipt (reimbursement) of mortality guarantee adjustments           (131)           155          1,275             35
                                                                  ------------    -----------   ------------    -----------
                                                                      (118,932)       (10,801)       (24,569)          (696)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    262,269,042     (1,644,302)   (22,843,517)    (2,811,550)
                                                                  ------------    -----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            280,711,281       (888,190)    (7,920,371)      (766,697)
                                                                  ------------    -----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2009                                    362,100,137      4,993,625     89,686,763      8,885,188
Changes From Operations:
   - Net investment income (loss)                                    3,202,363         70,133        890,741        (67,826)
   - Net realized gain (loss) on investments                         5,640,276       (556,874)   (13,626,248)       418,073
   - Net change in unrealized appreciation or depreciation on
     investments                                                     3,335,434      1,633,527     34,183,419      2,070,926
                                                                  ------------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  12,178,073      1,146,786     21,447,912      2,421,173
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            118,665,809         22,296      6,217,771         13,239
   - Contract withdrawals and transfers to annuity reserves        (39,702,580)      (798,368)   (12,039,714)    (1,378,119)
   - Contract transfers                                            205,289,661        (19,599)     5,262,827       (408,796)
                                                                  ------------    -----------   ------------    -----------
                                                                   284,252,890       (795,671)      (559,116)    (1,773,676)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           35,635           (165)            --             --
   - Annuity Payments                                                 (180,302)       (15,094)       (27,937)          (954)
   - Receipt (reimbursement) of mortality guarantee adjustments             85             79         (1,059)            59
                                                                  ------------    -----------   ------------    -----------
                                                                      (144,582)       (15,180)       (28,996)          (895)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    284,108,308       (810,851)      (588,112)    (1,774,571)
                                                                  ------------    -----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            296,286,381        335,935     20,859,800        646,602
                                                                  ------------    -----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                                   $658,386,518    $ 5,329,560   $110,546,563    $ 9,531,790
                                                                  ============    ===========   ============    ===========

                                                                                  DELAWARE VIP
                                                                   DELAWARE VIP     SMID CAP      DELAWARE VIP
                                                                    SMALL CAP        GROWTH         SMID CAP
                                                                      VALUE         STANDARD         GROWTH
                                                                  SERVICE CLASS       CLASS      SERVICE CLASS
                                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $230,267,773     $       --     $        --
Changes From Operations:
   - Net investment income (loss)                                   (2,197,008)            --              --
   - Net realized gain (loss) on investments                       (29,150,675)            --              --
   - Net change in unrealized appreciation or depreciation on
     investments                                                    90,706,523             --              --
                                                                  ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  59,358,840             --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             15,053,198             --              --
   - Contract withdrawals and transfers to annuity reserves        (16,065,928)            --              --
   - Contract transfers                                            (41,513,418)            --              --
                                                                  ------------     ----------     -----------
                                                                   (42,526,148)            --              --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --
   - Annuity Payments                                                  (11,856)            --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             59             --              --
                                                                  ------------     ----------     -----------
                                                                       (11,797)            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (42,537,945)            --              --
                                                                  ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             16,820,895             --              --
                                                                  ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                    247,088,668             --              --
Changes From Operations:
   - Net investment income (loss)                                   (3,219,089)       (29,860)       (304,616)
   - Net realized gain (loss) on investments                          (254,240)        37,671         519,934
   - Net change in unrealized appreciation or depreciation on
     investments                                                    74,841,961      1,141,154       9,733,756
                                                                  ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  71,368,632      1,148,965       9,949,074
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             22,988,917          7,085         766,517
   - Contract withdrawals and transfers to annuity reserves        (23,776,911)      (332,279)     (3,459,005)
   - Contract transfers                                             (8,227,292)     8,553,412      77,646,323
                                                                  ------------     ----------     -----------
                                                                    (9,015,286)     8,228,218      74,953,835
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --
   - Annuity Payments                                                  (12,433)        62,991          61,002
   - Receipt (reimbursement) of mortality guarantee adjustments            108          2,177              16
                                                                  ------------     ----------     -----------
                                                                       (12,325)        65,168          61,018
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (9,027,611)     8,293,386      75,014,853
                                                                  ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             62,341,021      9,442,351      84,963,927
                                                                  ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                   $309,429,689     $9,442,351     $84,963,927
                                                                  ============     ==========     ===========

                                                                   DELAWARE
                                                                   VIP TREND      DELAWARE
                                                                   STANDARD       VIP TREND
                                                                     CLASS      SERVICE CLASS
                                                                  SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 7,010,663   $ 52,003,840
Changes From Operations:
   - Net investment income (loss)                                    (104,245)      (928,602)
   - Net realized gain (loss) on investments                         (995,807)    (7,340,381)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    4,243,750     32,589,215
                                                                  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  3,143,698     24,320,232
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                28,825      1,704,940
   - Contract withdrawals and transfers to annuity reserves        (1,134,769)    (5,167,357)
   - Contract transfers                                              (639,866)    (6,395,750)
                                                                  -----------   ------------
                                                                   (1,745,810)    (9,858,167)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                  (4,578)        (2,464)
   - Receipt (reimbursement) of mortality guarantee adjustments         1,177             (3)
                                                                  -----------   ------------
                                                                       (3,401)        (2,467)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (1,749,211)    (9,860,634)
                                                                  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,394,487     14,459,598
                                                                  -----------   ------------
NET ASSETS AT DECEMBER 31, 2009                                     8,405,150     66,463,438
Changes From Operations:
   - Net investment income (loss)                                     (90,844)      (860,311)
   - Net realized gain (loss) on investments                          402,773      7,769,905
   - Net change in unrealized appreciation or depreciation on
     investments                                                    1,168,329      5,121,804
                                                                  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,480,258     12,031,398
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                48,041      2,039,913
   - Contract withdrawals and transfers to annuity reserves        (1,199,707)    (6,167,430)
   - Contract transfers                                            (8,664,465)   (74,302,949)
                                                                  -----------   ------------
                                                                   (9,816,131)   (78,430,466)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                 (69,277)       (64,370)
   - Receipt (reimbursement) of mortality guarantee adjustments            --             --
                                                                  -----------   ------------
                                                                      (69,277)       (64,370)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (9,885,408)   (78,494,836)
                                                                  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (8,405,150)   (66,463,438)
                                                                  -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                                   $        --   $         --
                                                                  ===========   ============

See accompanying notes.

                                                                                                                   DWS VIP
                                                                                    DELAWARE                     ALTERNATIVE
                                                                   DELAWARE VIP    VIP VALUE       DELAWARE         ASSET
                                                                   U.S. GROWTH      STANDARD      VIP VALUE      ALLOCATION
                                                                  SERVICE CLASS      CLASS      SERVICE CLASS   PLUS CLASS B
                                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 21,229,340    $ 6,352,152   $ 92,632,743     $        --
Changes From Operations:
   - Net investment income (loss)                                     (507,952)       105,224      1,088,904         (27,293)
   - Net realized gain (loss) on investments                          (819,808)      (503,414)    (9,904,400)        176,371
   - Net change in unrealized appreciation or depreciation on
     investments                                                    14,427,801      1,243,917     24,497,054         136,879
                                                                  ------------    -----------   ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  13,100,041        845,727     15,681,558         285,957
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              9,272,208         33,626      5,794,340       1,116,477
   - Contract withdrawals and transfers to annuity reserves         (2,807,657)      (871,437)    (6,612,626)       (106,750)
   - Contract transfers                                             21,536,358       (291,800)     9,556,703       1,983,110
                                                                  ------------    -----------   ------------     -----------
                                                                    28,000,909     (1,129,611)     8,738,417       2,992,837
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --              --
   - Annuity Payments                                                   (4,395)        (4,091)        (1,639)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            699          1,417            285              --
                                                                  ------------    -----------   ------------     -----------
                                                                        (3,696)        (2,674)        (1,354)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     27,997,213     (1,132,285)     8,737,063       2,992,837
                                                                  ------------    -----------   ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             41,097,254       (286,558)    24,418,621       3,278,794
                                                                  ------------    -----------   ------------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     62,326,594      6,065,594    117,051,364       3,278,794
Changes From Operations:
   - Net investment income (loss)                                   (1,020,237)        58,367        622,786         (90,309)
   - Net realized gain (loss) on investments                         1,834,757       (123,028)    (4,531,928)        207,759
   - Net change in unrealized appreciation or depreciation on
     investments                                                    12,598,227        831,881     18,824,468       1,069,637
                                                                  ------------    -----------   ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  13,412,747        767,220     14,915,326       1,187,087
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             17,341,706         17,805      6,229,336       6,121,179
   - Contract withdrawals and transfers to annuity reserves         (5,459,668)      (616,857)    (8,816,848)       (710,133)
   - Contract transfers                                             37,097,284         50,109     (3,964,742)      8,810,813
                                                                  ------------    -----------   ------------     -----------
                                                                    48,979,322       (548,943)    (6,552,254)     14,221,859
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --              --
   - Annuity Payments                                                   (5,204)        (4,635)        (1,825)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            982          1,994         (5,645)             --
                                                                  ------------    -----------   ------------     -----------
                                                                        (4,222)        (2,641)        (7,470)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     48,975,100       (551,584)    (6,559,724)     14,221,859
                                                                  ------------    -----------   ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             62,387,847        215,636      8,355,602      15,408,946
                                                                  ------------    -----------   ------------     -----------
NET ASSETS AT DECEMBER 31, 2010                                   $124,714,441    $ 6,281,230   $125,406,966     $18,687,740
                                                                  ============    ===========   ============     ===========

                                                                     DWS VIP         DWS VIP         DWS VIP         DWS VIP
                                                                    EQUITY 500      EQUITY 500      SMALL CAP       SMALL CAP
                                                                  INDEX CLASS A   INDEX CLASS B   INDEX CLASS A   INDEX CLASS B
                                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $24,170,085     $29,391,732     $ 6,804,093     $18,430,158
Changes From Operations:
   - Net investment income (loss)                                      316,657         256,178          16,031          11,485
   - Net realized gain (loss) on investments                        (1,210,139)     (2,125,167)       (206,436)     (3,140,946)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     6,098,509       8,320,923       1,687,542       6,613,841
                                                                   -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   5,205,027       6,451,934       1,497,137       3,484,380
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                179,710         312,102          34,298         326,567
   - Contract withdrawals and transfers to annuity reserves         (3,269,453)     (2,447,593)       (756,803)     (1,136,876)
   - Contract transfers                                               (782,202)        242,478        (359,324)     (4,343,558)
                                                                   -----------     -----------     -----------     -----------
                                                                    (3,871,945)     (1,893,013)     (1,081,829)     (5,153,867)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           (6,586)          8,775          (6,128)             --
   - Annuity Payments                                                  (18,417)         (2,213)         (1,113)         (5,552)
   - Receipt (reimbursement) of mortality guarantee adjustments          4,328          (1,395)             --              (3)
                                                                   -----------     -----------     -----------     -----------
                                                                       (20,675)          5,167          (7,241)         (5,555)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (3,892,620)     (1,887,846)     (1,089,070)     (5,159,422)
                                                                   -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,312,407       4,564,088         408,067      (1,675,042)
                                                                   -----------     -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     25,482,492      33,955,820       7,212,160      16,755,116
Changes From Operations:
   - Net investment income (loss)                                       95,380          (4,202)        (44,008)       (147,373)
   - Net realized gain (loss) on investments                           (37,193)       (212,906)       (246,496)     (1,557,454)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     2,805,656       4,199,868       1,756,784       5,030,287
                                                                   -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   2,863,843       3,982,760       1,466,280       3,325,460
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 97,400         146,177          21,249          82,595
   - Contract withdrawals and transfers to annuity reserves         (2,944,068)     (2,536,920)       (932,447)     (1,375,612)
   - Contract transfers                                               (711,617)       (537,939)       (616,962)     (2,357,147)
                                                                   -----------     -----------     -----------     -----------
                                                                    (3,558,285)     (2,928,682)     (1,528,160)     (3,650,164)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --              --              --
   - Annuity Payments                                                  (20,936)         (2,765)         (1,111)         (8,509)
   - Receipt (reimbursement) of mortality guarantee adjustments          6,646              94              --               3
                                                                   -----------     -----------     -----------     -----------
                                                                       (14,290)         (2,671)         (1,111)         (8,506)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (3,572,575)     (2,931,353)     (1,529,271)     (3,658,670)
                                                                   -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (708,732)      1,051,407         (62,991)       (333,210)
                                                                   -----------     -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $24,773,760     $35,007,227     $ 7,149,169     $16,421,906
                                                                   ===========     ===========     ===========     ===========

                                                                    FIDELITY VIP     FIDELITY VIP    FIDELITY VIP
                                                                    CONTRAFUND      EQUITY-INCOME    EQUITY-INCOME
                                                                  SERVICE CLASS 2   INITIAL CLASS   SERVICE CLASS 2
                                                                    SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $ 500,282,061     $ 7,625,372     $  47,467,613
Changes From Operations:
   - Net investment income (loss)                                     (2,227,513)         53,780           169,740
   - Net realized gain (loss) on investments                         (49,990,562)     (1,373,212)       (7,911,280)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     234,108,624       3,013,896        19,054,040
                                                                   -------------     -----------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   181,890,549       1,694,464        11,312,500
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               44,751,510          85,346           293,640
   - Contract withdrawals and transfers to annuity reserves          (38,728,083)     (1,166,079)       (5,943,404)
   - Contract transfers                                              105,915,772        (659,416)       (3,783,617)
                                                                   -------------     -----------     -------------
                                                                     111,939,199      (1,740,149)       (9,433,381)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                 --              --                --
   - Annuity Payments                                                     (2,006)         (2,345)          (17,883)
   - Receipt (reimbursement) of mortality guarantee adjustments              176           1,198                48
                                                                   -------------     -----------     -------------
                                                                          (1,830)         (1,147)          (17,835)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      111,937,369      (1,741,296)       (9,451,216)
                                                                   -------------     -----------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              293,827,918         (46,832)        1,861,284
                                                                   -------------     -----------     -------------
NET ASSETS AT DECEMBER 31, 2009                                      794,109,979       7,578,540        49,328,897
Changes From Operations:
   - Net investment income (loss)                                     (4,856,091)         22,217           (38,237)
   - Net realized gain (loss) on investments                         (20,890,987)       (500,214)       (3,158,380)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     147,489,977       1,340,169         8,654,080
                                                                   -------------     -----------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   121,742,899         862,172         5,457,463
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               66,842,014          11,064           152,588
   - Contract withdrawals and transfers to annuity reserves          (57,410,744)     (1,125,084)       (5,679,359)
   - Contract transfers                                               13,409,529        (332,604)       (3,756,052)
                                                                   -------------     -----------     -------------
                                                                      22,840,799      (1,446,624)       (9,282,823)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             99,865              --                --
   - Annuity Payments                                                     (5,142)         (2,805)          (15,323)
   - Receipt (reimbursement) of mortality guarantee adjustments           (1,588)          1,597                94
                                                                   -------------     -----------     -------------
                                                                          93,135          (1,208)          (15,229)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       22,933,934      (1,447,832)       (9,298,052)
                                                                   -------------     -----------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              144,676,833        (585,660)       (3,840,589)
                                                                   -------------     -----------     -------------
NET ASSETS AT DECEMBER 31, 2010                                    $ 938,786,812     $ 6,992,880     $  45,488,308
                                                                   =============     ===========     =============

                                                                   FIDELITY VIP    FIDELITY VIP
                                                                     GROWTH           GROWTH
                                                                  INITIAL CLASS   SERVICE CLASS 2
                                                                    SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $5,288,086      $46,897,614
Changes From Operations:
   - Net investment income (loss)                                     (49,733)        (732,610)
   - Net realized gain (loss) on investments                         (877,759)      (7,886,178)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    2,132,665       20,104,642
                                                                   ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,205,173       11,485,854
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                32,784        3,333,350
   - Contract withdrawals and transfers to annuity reserves          (677,271)      (4,385,751)
   - Contract transfers                                              (294,378)         (58,481)
                                                                   ----------      -----------
                                                                     (938,865)      (1,110,882)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --               --
   - Annuity Payments                                                  (8,057)            (988)
   - Receipt (reimbursement) of mortality guarantee adjustments         2,984              223
                                                                   ----------      -----------
                                                                       (5,073)            (765)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (943,938)      (1,111,647)
                                                                   ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               261,235       10,374,207
                                                                   ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                     5,549,321       57,271,821
Changes From Operations:
   - Net investment income (loss)                                     (60,070)        (950,998)
   - Net realized gain (loss) on investments                         (419,330)      (1,009,528)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    1,537,613       13,693,008
                                                                   ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,058,213       11,732,482
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                93,567        4,446,118
   - Contract withdrawals and transfers to annuity reserves          (671,328)      (5,482,323)
   - Contract transfers                                              (371,940)       4,768,718
                                                                   ----------      -----------
                                                                     (949,701)       3,732,513
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --               --
   - Annuity Payments                                                  (9,656)          (1,153)
   - Receipt (reimbursement) of mortality guarantee adjustments         4,792           (4,908)
                                                                   ----------      -----------
                                                                       (4,864)          (6,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (954,565)       3,726,452
                                                                   ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               103,648       15,458,934
                                                                   ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $5,652,969      $72,730,755
                                                                   ==========      ===========

See accompanying notes.

                                                                                                                         FTVIPT
                                                                                                                        FRANKLIN
                                                                   FIDELITY VIP      FIDELITY VIP    FIDELITY VIP        INCOME
                                                                      MID CAP          OVERSEAS        OVERSEAS        SECURITIES
                                                                  SERVICE CLASS 2   INITIAL CLASS   SERVICE CLASS 2      CLASS 2
                                                                    SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $212,067,044      $2,693,356      $ 72,016,219     $358,972,880
Changes From Operations:
   - Net investment income (loss)                                    (2,881,732)         13,925           148,229       28,803,264
   - Net realized gain (loss) on investments                        (32,440,291)       (292,170)      (10,163,498)     (43,744,290)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    110,069,931         830,708        25,510,269      130,249,598
                                                                   ------------      ----------      ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   74,747,908         552,463        15,495,000      115,308,572
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              32,541,150             748         5,242,964       38,248,645
   - Contract withdrawals and transfers to annuity reserves         (12,865,280)       (594,382)       (6,518,343)     (24,664,382)
   - Contract transfers                                             (46,571,348)        (83,153)      (10,092,379)     (68,095,409)
                                                                   ------------      ----------      ------------     ------------
                                                                    (26,895,478)       (676,787)      (11,367,758)     (54,511,146)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            (7,850)             --                --               --
   - Annuity Payments                                                    (6,485)        (10,965)           (7,354)          (2,027)
   - Receipt (reimbursement) of mortality guarantee adjustments               8           3,919               454               (2)
                                                                   ------------      ----------      ------------     ------------
                                                                        (14,327)         (7,046)           (6,900)          (2,029)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (26,909,805)       (683,833)      (11,374,658)     (54,513,175)
                                                                   ------------      ----------      ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              47,838,103        (131,370)        4,120,342       60,795,397
                                                                   ------------      ----------      ------------     ------------
NET ASSETS AT DECEMBER 31, 2009                                     259,905,147       2,561,986        76,136,561      419,768,277
Changes From Operations:
   - Net investment income (loss)                                    (4,761,422)         (2,193)         (287,013)      22,043,614
   - Net realized gain (loss) on investments                            412,284        (107,146)       (2,768,577)      (5,423,198)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     81,108,071         334,873        11,473,228       30,172,761
                                                                   ------------      ----------      ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   76,758,933         225,534         8,417,638       46,793,177
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              55,425,852          12,190         8,127,342       45,416,339
   - Contract withdrawals and transfers to annuity reserves         (19,187,041)       (488,724)       (6,872,274)     (29,263,135)
   - Contract transfers                                              30,653,359         (19,234)        1,169,942       16,101,891
                                                                   ------------      ----------      ------------     ------------
                                                                     66,892,170        (495,768)        2,425,010       32,255,095
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            83,302              --            33,873               --
   - Annuity Payments                                                   (11,821)        (12,368)           (8,571)          (2,401)
   - Receipt (reimbursement) of mortality guarantee adjustments               1           5,841               600                1
                                                                   ------------      ----------      ------------     ------------
                                                                         71,482          (6,527)           25,902           (2,400)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      66,963,652        (502,295)        2,450,912       32,252,695
                                                                   ------------      ----------      ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             143,722,585        (276,761)       10,868,550       79,045,872
                                                                   ------------      ----------      ------------     ------------
NET ASSETS AT DECEMBER 31, 2010                                    $403,627,732      $2,285,225      $ 87,005,111     $498,814,149
                                                                   ============      ==========      ============     ============

                                                                     FTVIPT
                                                                    FRANKLIN
                                                                      SMALL                         FTVIPT         FTVIPT
                                                                    -MID CAP         FTVIPT        TEMPLETON      TEMPLETON
                                                                     GROWTH      MUTUAL SHARES    GLOBAL BOND      GROWTH
                                                                   SECURITIES      SECURITIES     SECURITIES     SECURITIES
                                                                     CLASS 2        CLASS 2         CLASS 2        CLASS 2
                                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 61,007,232   $229,277,740    $398,547,664   $ 83,661,526
Changes From Operations:
   - Net investment income (loss)                                   (1,149,634)     1,304,867      62,025,755      1,307,539
   - Net realized gain (loss) on investments                        (8,357,794)   (32,354,089)      2,655,286    (19,285,247)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   34,216,312     95,123,899      15,444,754     36,251,208
                                                                  ------------   ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  24,708,884     64,074,677      80,125,795     18,273,500
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              8,268,277     47,059,049      51,993,018        417,994
   - Contract withdrawals and transfers to annuity reserves         (4,953,779)   (13,614,826)    (33,396,122)    (6,994,975)
   - Contract transfers                                             (4,983,237)     5,260,817     137,515,990    (23,674,449)
                                                                  ------------   ------------    ------------   ------------
                                                                    (1,668,739)    38,705,040     156,112,886    (30,251,430)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --             --
   - Annuity Payments                                                   (1,859)          (847)           (934)        (7,069)
   - Receipt (reimbursement) of mortality guarantee adjustments            142             (1)            384            232
                                                                  ------------   ------------    ------------   ------------
                                                                        (1,717)          (848)           (550)        (6,837)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (1,670,456)    38,704,192     156,112,336    (30,258,267)
                                                                  ------------   ------------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             23,038,428    102,778,869     236,238,131    (11,984,767)
                                                                  ------------   ------------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2009                                     84,045,660    332,056,609     634,785,795     71,676,759
Changes From Operations:
   - Net investment income (loss)                                   (1,456,014)     1,687,369      (1,089,967)      (178,212)
   - Net realized gain (loss) on investments                          (179,118)    (4,661,807)     15,736,563     (5,191,986)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    23,129,502     45,096,788      61,693,500      8,497,461
                                                                  ------------   ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  21,494,370     42,122,350      76,340,096      3,127,263
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             10,559,956     56,598,345       6,281,746        456,670
   - Contract withdrawals and transfers to annuity reserves         (8,310,631)   (21,477,349)    (45,596,246)    (7,867,934)
   - Contract transfers                                              7,683,604     99,763,159      (8,062,723)    (4,044,328)
                                                                  ------------   ------------    ------------   ------------
                                                                     9,932,929    134,884,155     (47,377,223)   (11,455,592)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --         53,094              --           (151)
   - Annuity Payments                                                   (2,360)        (3,854)            (85)        (7,843)
   - Receipt (reimbursement) of mortality guarantee adjustments            294            106         (13,229)           159
                                                                  ------------   ------------    ------------   ------------
                                                                        (2,066)        49,346         (13,314)        (7,835)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      9,930,863    134,933,501     (47,390,537)   (11,463,427)
                                                                  ------------   ------------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             31,425,233    177,055,851      28,949,559     (8,336,164)
                                                                  ------------   ------------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2010                                   $115,470,893   $509,112,460    $663,735,354   $ 63,340,595
                                                                  ============   ============    ============   ============

                                                                     GOLDMAN
                                                                    SACHS VIT     INVESCO V.I.   INVESCO V.I.
                                                                    LARGE CAP        CAPITAL        CAPITAL
                                                                      VALUE       APPRECIATION   APPRECIATION
                                                                  SERVICE CLASS     SERIES I       SERIES II
                                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $    39,029     $3,358,095     $1,996,280
Changes From Operations:
   - Net investment income (loss)                                      261,336        (26,245)       (23,745)
   - Net realized gain (loss) on investments                             4,778       (347,466)      (398,916)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     1,151,487        911,570        730,232
                                                                   -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   1,417,601        537,859        307,571
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,792,642         29,243         15,468
   - Contract withdrawals and transfers to annuity reserves           (130,976)      (459,876)      (320,877)
   - Contract transfers                                             12,315,612       (173,528)      (250,190)
                                                                   -----------     ----------     ----------
                                                                    19,977,278       (604,161)      (555,599)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --
   - Annuity Payments                                                       --         (1,009)            --
   - Receipt (reimbursement) of mortality guarantee adjustments             --            222             --
                                                                   -----------     ----------     ----------
                                                                            --           (787)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     19,977,278       (604,948)      (555,599)
                                                                   -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             21,394,879        (67,089)      (248,028)
                                                                   -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                                     21,433,908      3,291,006      1,748,252
Changes From Operations:
   - Net investment income (loss)                                      102,128        (21,541)       (18,722)
   - Net realized gain (loss) on investments                            85,804       (160,867)       (78,129)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     7,714,199        567,814        311,975
                                                                   -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   7,902,131        385,406        215,124
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             19,406,757         21,793          2,340
   - Contract withdrawals and transfers to annuity reserves         (1,674,219)      (445,818)      (282,120)
   - Contract transfers                                             47,229,502        (79,070)           816
                                                                   -----------     ----------     ----------
                                                                    64,962,040       (503,095)      (278,964)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --
   - Annuity Payments                                                       --         (1,109)            --
   - Receipt (reimbursement) of mortality guarantee adjustments             --         (4,631)            --
                                                                   -----------     ----------     ----------
                                                                            --         (5,740)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     64,962,040       (508,835)      (278,964)
                                                                   -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             72,864,171       (123,429)       (63,840)
                                                                   -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                                    $94,298,079     $3,167,577     $1,684,412
                                                                   ===========     ==========     ==========

                                                                  INVESCO V.I.   INVESCO V.I.
                                                                  CORE EQUITY    CORE EQUITY
                                                                    SERIES I      SERIES II
                                                                   SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $11,156,757     $3,828,214
Changes From Operations:
   - Net investment income (loss)                                      35,658         (1,181)
   - Net realized gain (loss) on investments                         (428,327)      (230,279)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    2,948,617      1,049,713
                                                                  -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  2,555,948        818,253
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                28,670         12,896
   - Contract withdrawals and transfers to annuity reserves        (1,453,594)      (468,320)
   - Contract transfers                                              (346,340)      (322,667)
                                                                  -----------     ----------
                                                                   (1,771,264)      (778,091)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                    (894)            --
   - Receipt (reimbursement) of mortality guarantee adjustments           145             --
                                                                  -----------     ----------
                                                                         (749)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (1,772,013)      (778,091)
                                                                  -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               783,935         40,162
                                                                  -----------     ----------
NET ASSETS AT DECEMBER 31, 2009                                    11,940,692      3,868,376
Changes From Operations:
   - Net investment income (loss)                                     (57,990)       (28,331)
   - Net realized gain (loss) on investments                           13,297          5,377
   - Net change in unrealized appreciation or depreciation on
     investments                                                      830,740        288,324
                                                                  -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    786,047        265,370
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                53,297         37,556
   - Contract withdrawals and transfers to annuity reserves        (1,697,877)      (393,448)
   - Contract transfers                                              (434,606)        31,213
                                                                  -----------     ----------
                                                                   (2,079,186)      (324,679)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                  (1,033)            --
   - Receipt (reimbursement) of mortality guarantee adjustments           259             --
                                                                  -----------     ----------
                                                                         (774)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (2,079,960)      (324,679)
                                                                  -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (1,293,913)       (59,309)
                                                                  -----------     ----------
NET ASSETS AT DECEMBER 31, 2010                                   $10,646,779     $3,809,067
                                                                  ===========     ==========

See accompanying notes.

                                                                   INVESCO V.I.   INVESCO V.I.        JANUS           JANUS
                                                                  INTERNATIONAL   INTERNATIONAL    ASPEN SERIES   ASPEN SERIES
                                                                      GROWTH         GROWTH          BALANCED      ENTERPRISE
                                                                     SERIES I       SERIES II     SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $4,158,730      $3,639,727      $24,907,981     $ 7,127,862
Changes From Operations:
   - Net investment income (loss)                                      (1,304)         (7,392)         282,900        (116,912)
   - Net realized gain (loss) on investments                          130,076         (19,743)         939,783        (441,852)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    1,044,893         982,201        4,072,437       3,126,108
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,173,665         955,066        5,295,120       2,567,344
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 8,496           7,927          100,705          19,810
   - Contract withdrawals and transfers to annuity reserves          (584,477)       (331,347)      (3,354,768)       (755,646)
   - Contract transfers                                              (328,055)       (486,847)        (319,925)       (723,635)
                                                                   ----------      ----------      -----------     -----------
                                                                     (904,036)       (810,267)      (3,573,988)     (1,459,471)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --               --              --
   - Annuity Payments                                                      --              --          (34,520)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            --              --               42              --
                                                                   ----------      ----------      -----------     -----------
                                                                           --              --          (34,478)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (904,036)       (810,267)      (3,608,466)     (1,459,471)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               269,629         144,799        1,686,654       1,107,873
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     4,428,359       3,784,526       26,594,635       8,235,735
Changes From Operations:
   - Net investment income (loss)                                      27,608           7,411          224,724        (124,664)
   - Net realized gain (loss) on investments                          286,147         168,046          739,257         298,107
   - Net change in unrealized appreciation or depreciation on
     investments                                                       53,062         160,538          536,025       1,455,720
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    366,817         335,995        1,500,006       1,629,163
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 1,082          74,822           77,417          14,796
   - Contract withdrawals and transfers to annuity reserves          (717,195)       (447,022)      (4,366,319)       (822,442)
   - Contract transfers                                              (238,190)       (335,974)         128,165        (871,286)
                                                                   ----------      ----------      -----------     -----------
                                                                     (954,303)       (708,174)      (4,160,737)     (1,678,932)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --             (183)             --
   - Annuity Payments                                                      --              --          (27,581)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            --              --             (121)             --
                                                                   ----------      ----------      -----------     -----------
                                                                           --              --          (27,885)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (954,303)       (708,174)      (4,188,622)     (1,678,932)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (587,486)       (372,179)      (2,688,616)        (49,769)
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $3,840,873      $3,412,347      $23,906,019     $ 8,185,966
                                                                   ==========      ==========      ===========     ===========

                                                                    JANUS
                                                                    ASPEN
                                                                    SERIES     LVIP AMERICAN     LVIP AMERICAN
                                                                   WORLDWIDE      GLOBAL         GLOBAL SMALL      LVIP AMERICAN
                                                                   SERVICE        GROWTH        CAPITALIZATION         GROWTH
                                                                    CLASS      SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS II
                                                                  SUBACCOUNT    SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $1,809,532    $       --       $       --       $        --
Changes From Operations:
   - Net investment income (loss)                                     (5,493)           --               --                --
   - Net realized gain (loss) on investments                        (166,330)           --               --                --
   - Net change in unrealized appreciation or depreciation on
     investments                                                     706,181            --               --                --
                                                                  ----------    ----------       ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   534,358            --               --                --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                9,681            --               --                --
   - Contract withdrawals and transfers to annuity reserves         (277,335)           --               --                --
   - Contract transfers                                             (190,011)           --               --                --
                                                                  ----------    ----------       ----------       -----------
                                                                    (457,665)           --               --                --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --            --               --                --
   - Annuity Payments                                                 (1,210)           --               --                --
   - Receipt (reimbursement) of mortality guarantee adjustments           --            --               --                --
                                                                  ----------    ----------       ----------       -----------
                                                                      (1,210)           --               --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (458,875)           --               --                --
                                                                  ----------    ----------       ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               75,483            --               --                --
                                                                  ----------    ----------       ----------       -----------
NET ASSETS AT DECEMBER 31, 2009                                    1,885,015            --               --                --
Changes From Operations:
   - Net investment income (loss)                                    (19,090)       (2,060)          (2,740)           (9,932)
   - Net realized gain (loss) on investments                          (2,907)           16              103             1,492
   - Net change in unrealized appreciation or depreciation on
     investments                                                     247,572        51,812           53,319           203,231
                                                                  ----------    ----------       ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   225,575        49,768           50,682           194,791
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               60,359     2,357,456        2,950,078        12,178,719
   - Contract withdrawals and transfers to annuity reserves         (167,891)         (652)          (2,269)          (32,237)
   - Contract transfers                                             (108,655)      262,533          477,110           160,420
                                                                  ----------    ----------       ----------       -----------
                                                                    (216,187)    2,619,337        3,424,919        12,306,902
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --            --               --                --
   - Annuity Payments                                                 (1,323)           --               --                --
   - Receipt (reimbursement) of mortality guarantee adjustments           --            --               --                --
                                                                  ----------    ----------       ----------       -----------
                                                                      (1,323)           --               --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (217,510)    2,619,337        3,424,919        12,306,902
                                                                  ----------    ----------       ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                8,065     2,669,105        3,475,601        12,501,693
                                                                  ----------    ----------       ----------       -----------
NET ASSETS AT DECEMBER 31, 2010                                   $1,893,080    $2,669,105       $3,475,601       $12,501,693
                                                                  ==========    ==========       ==========       ===========

                                                                                                       LVIP BARON
                                                                  LVIP AMERICAN     LVIP AMERICAN        GROWTH
                                                                  GROWTH-INCOME     INTERNATIONAL     OPPORTUNITIES
                                                                  SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS
                                                                   SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $       --        $       --      $41,420,290
Changes From Operations:
   - Net investment income (loss)                                          --                --         (850,920)
   - Net realized gain (loss) on investments                               --                --       (4,790,056)
   - Net change in unrealized appreciation or depreciation on
     investments                                                           --                --       21,850,957
                                                                   ----------        ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         --                --       16,209,981
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                    --                --        8,766,242
   - Contract withdrawals and transfers to annuity reserves                --                --       (2,915,444)
   - Contract transfers                                                    --                --       (1,210,162)
                                                                   ----------        ----------      -----------
                                                                           --                --        4,640,636
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --               --
   - Annuity Payments                                                      --                --             (560)
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --               18
                                                                   ----------        ----------      -----------
                                                                           --                --             (542)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                            --                --        4,640,094
                                                                   ----------        ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    --                --       20,850,075
                                                                   ----------        ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                            --                --       62,270,365
Changes From Operations:
   - Net investment income (loss)                                      (6,947)           (4,513)      (1,160,993)
   - Net realized gain (loss) on investments                              336               349          684,055
   - Net change in unrealized appreciation or depreciation on
     investments                                                      134,428            79,318       16,994,287
                                                                   ----------        ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    127,817            75,154       16,517,349
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             8,480,581         5,769,976       11,616,624
   - Contract withdrawals and transfers to annuity reserves           (30,543)           (2,705)      (3,910,939)
   - Contract transfers                                               129,219           179,487        1,424,419
                                                                   ----------        ----------      -----------
                                                                    8,579,257         5,946,758        9,130,104
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --               --
   - Annuity Payments                                                      --                --             (698)
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --               30
                                                                   ----------        ----------      -----------
                                                                           --                --             (668)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     8,579,257         5,946,758        9,129,436
                                                                   ----------        ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             8,707,074         6,021,912       25,646,785
                                                                   ----------        ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $8,707,074        $6,021,912      $87,917,150
                                                                   ==========        ==========      ===========

                                                                  LVIP BLACKROCK
                                                                    INFLATION      LVIP CAPITAL
                                                                  PROTECTED BOND      GROWTH
                                                                  SERVICE CLASS    SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $        --     $  7,720,820
Changes From Operations:
   - Net investment income (loss)                                           --         (248,257)
   - Net realized gain (loss) on investments                                --          (65,470)
   - Net change in unrealized appreciation or depreciation on
     investments                                                            --        8,794,956
                                                                   -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          --        8,481,229
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     --       13,853,568
   - Contract withdrawals and transfers to annuity reserves                 --         (947,294)
   - Contract transfers                                                     --       28,656,574
                                                                   -----------     ------------
                                                                            --       41,562,848
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --
   - Annuity Payments                                                       --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --
                                                                   -----------     ------------
                                                                            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             --       41,562,848
                                                                   -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     --       50,044,077
                                                                   -----------     ------------
NET ASSETS AT DECEMBER 31, 2009                                             --       57,764,897
Changes From Operations:
   - Net investment income (loss)                                       17,038         (918,338)
   - Net realized gain (loss) on investments                           (12,754)       1,250,799
   - Net change in unrealized appreciation or depreciation on
     investments                                                       (39,395)      20,834,744
                                                                   -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     (35,111)      21,167,205
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,298,951       20,474,073
   - Contract withdrawals and transfers to annuity reserves            (25,504)      (3,859,899)
   - Contract transfers                                              6,897,461       49,088,745
                                                                   -----------     ------------
                                                                    14,170,908       65,702,919
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --
   - Annuity Payments                                                       --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --
                                                                   -----------     ------------
                                                                            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     14,170,908       65,702,919
                                                                   -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             14,135,797       86,870,124
                                                                   -----------     ------------
NET ASSETS AT DECEMBER 31, 2010                                    $14,135,797     $144,635,021
                                                                   ===========     ============

See accompanying notes.

                                                                   LVIP COHEN &   LVIP COLUMBIA
                                                                  STEERS GLOBAL       VALUE       LVIP DELAWARE    LVIP DELAWARE
                                                                   REAL ESTATE    OPPORTUNITIES        BOND            BOND
                                                                  SERVICE CLASS   SERVICE CLASS   STANDARD CLASS   SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $38,920,478     $ 3,857,022     $224,703,303    $  590,700,221
Changes From Operations:
   - Net investment income (loss)                                     (745,634)        (64,789)       5,669,654        23,693,886
   - Net realized gain (loss) on investments                        (7,106,245)       (718,859)        (832,714)       (1,289,412)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    23,391,391       2,099,606       30,349,094        92,370,477
                                                                   -----------     -----------     ------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  15,539,512       1,315,958       35,186,034       114,774,951
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,336,471       2,306,414        1,232,184       141,434,586
   - Contract withdrawals and transfers to annuity reserves         (2,223,985)       (408,587)     (36,701,690)      (56,918,758)
   - Contract transfers                                             (4,530,373)        382,852         (436,281)      197,968,020
                                                                   -----------     -----------     ------------    --------------
                                                                       582,113       2,280,679      (35,905,787)      282,483,848
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --               --           (14,057)
   - Annuity Payments                                                       --              --         (108,816)          (24,695)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --            2,190             5,001
                                                                   -----------     -----------     ------------    --------------
                                                                            --              --         (106,626)          (33,751)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        582,113       2,280,679      (36,012,413)      282,450,097
                                                                   -----------     -----------     ------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             16,121,625       3,596,637         (826,379)      397,225,048
                                                                   -----------     -----------     ------------    --------------
NET ASSETS AT DECEMBER 31, 2009                                     55,042,103       7,453,659      223,876,924       987,925,269
Changes From Operations:
   - Net investment income (loss)                                     (998,805)       (167,847)       3,619,086        25,818,017
   - Net realized gain (loss) on investments                           209,305         354,019        8,923,444        35,884,174
   - Net change in unrealized appreciation or depreciation on
     investments                                                    10,117,278       2,091,958        2,042,619         9,774,838
                                                                   -----------     -----------     ------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   9,327,778       2,278,130       14,585,149        71,477,029
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              8,838,094       3,528,178        1,210,510       230,573,002
   - Contract withdrawals and transfers to annuity reserves         (3,794,157)       (535,794)     (34,210,000)      (87,706,707)
   - Contract transfers                                              3,207,061       2,504,071       (2,447,666)      294,574,132
                                                                   -----------     -----------     ------------    --------------
                                                                     8,250,998       5,496,455      (35,447,156)      437,440,427
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           25,405              --            4,765           545,109
   - Annuity Payments                                                     (221)             --          (73,242)          (35,648)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --           (7,471)            6,463
                                                                   -----------     -----------     ------------    --------------
                                                                        25,184              --          (75,948)          515,924
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      8,276,182       5,496,455      (35,523,104)      437,956,351
                                                                   -----------     -----------     ------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             17,603,960       7,774,585      (20,937,955)      509,433,380
                                                                   -----------     -----------     ------------    --------------
NET ASSETS AT DECEMBER 31, 2010                                    $72,646,063     $15,228,244     $202,938,969    $1,497,358,649
                                                                   ===========     ===========     ============    ==============

                                                                                  LVIP DELAWARE    LVIP DELAWARE
                                                                  LVIP DELAWARE     FOUNDATION       FOUNDATION     LVIP DELAWARE
                                                                   DIVERSIFIED      AGGRESSIVE       AGGRESSIVE         GROWTH
                                                                  FLOATING RATE     ALLOCATION       ALLOCATION       AND INCOME
                                                                  SERVICE CLASS   STANDARD CLASS    SERVICE CLASS   SERVICE CLASS
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $        --     $15,329,718      $ 41,922,453     $17,695,340
Changes From Operations:
   - Net investment income (loss)                                           --         (23,537)         (212,178)       (160,787)
   - Net realized gain (loss) on investments                                --      (2,570,482)       (9,512,061)     (1,960,101)
   - Net change in unrealized appreciation or depreciation on
     investments                                                            --       6,534,530        19,941,915       7,034,174
                                                                   -----------     -----------      ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          --       3,940,511        10,217,676       4,913,286
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     --          18,577         1,197,184       3,118,244
   - Contract withdrawals and transfers to annuity reserves                 --      (1,674,745)       (2,574,014)     (1,161,562)
   - Contract transfers                                                     --      (2,717,337)      (15,225,754)      4,582,020
                                                                   -----------     -----------      ------------     -----------
                                                                            --      (4,373,505)      (16,602,584)      6,538,702
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --                --              --
   - Annuity Payments                                                       --          (3,641)               --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --              (2)               --              --
                                                                   -----------     -----------      ------------     -----------
                                                                            --          (3,643)               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             --      (4,377,148)      (16,602,584)      6,538,702
                                                                   -----------     -----------      ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     --        (436,637)       (6,384,908)     11,451,988
                                                                   -----------     -----------      ------------     -----------
NET ASSETS AT DECEMBER 31, 2009                                             --      14,893,081        35,537,545      29,147,328
Changes From Operations:
   - Net investment income (loss)                                       (1,098)        113,527           182,836        (298,707)
   - Net realized gain (loss) on investments                              (476)       (381,885)       (2,313,836)       (606,165)
   - Net change in unrealized appreciation or depreciation on
     investments                                                        (1,255)      1,524,027         4,748,629       4,279,139
                                                                   -----------     -----------      ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      (2,829)      1,255,669         2,617,629       3,374,267
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              5,273,216          13,911           245,926       3,034,231
   - Contract withdrawals and transfers to annuity reserves            (53,170)     (1,905,421)       (5,839,573)     (1,856,497)
   - Contract transfers                                              7,101,616      (1,236,639)       (2,893,575)      1,822,010
                                                                   -----------     -----------      ------------     -----------
                                                                    12,321,662      (3,128,149)       (8,487,222)      2,999,744
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --                --              --
   - Annuity Payments                                                       --          (3,142)               --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --              14                --              --
                                                                   -----------     -----------      ------------     -----------
                                                                            --          (3,128)               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     12,321,662      (3,131,277)       (8,487,222)      2,999,744
                                                                   -----------     -----------      ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             12,318,833      (1,875,608)       (5,869,593)      6,374,011
                                                                   -----------     -----------      ------------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $12,318,833     $13,017,473      $ 29,667,952     $35,521,339
                                                                   ===========     ===========      ============     ===========

                                                                  LVIP DELAWARE    LVIP DELAWARE   LVIP DELAWARE
                                                                      SOCIAL           SOCIAL         SPECIAL
                                                                    AWARENESS        AWARENESS     OPPORTUNITIES
                                                                  STANDARD CLASS   SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $12,930,385      $42,910,993     $ 8,306,542
Changes From Operations:
   - Net investment income (loss)                                     (115,270)        (544,291)        (89,134)
   - Net realized gain (loss) on investments                            74,785         (342,007)     (1,125,223)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     3,043,487       11,710,205       3,548,707
                                                                   -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   3,003,002       10,823,907       2,334,350
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 42,157        2,097,004       2,677,384
   - Contract withdrawals and transfers to annuity reserves         (1,668,727)      (4,664,587)       (695,155)
   - Contract transfers                                               (966,441)      (1,528,079)     (1,143,295)
                                                                   -----------      -----------     -----------
                                                                    (2,593,011)      (4,095,662)        838,934
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --              --
   - Annuity Payments                                                   (4,662)          (2,752)             --
   - Receipt (reimbursement) of mortality guarantee adjustments             (1)           1,204              --
                                                                   -----------      -----------     -----------
                                                                        (4,663)          (1,548)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (2,597,674)      (4,097,210)        838,934
                                                                   -----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                405,328        6,726,697       3,173,284
                                                                   -----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     13,335,713       49,637,690      11,479,826
Changes From Operations:
   - Net investment income (loss)                                     (127,618)        (634,881)       (188,259)
   - Net realized gain (loss) on investments                           110,310         (176,838)        469,441
   - Net change in unrealized appreciation or depreciation on
     investments                                                     1,142,632        5,092,461       4,291,530
                                                                   -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   1,125,324        4,280,742       4,572,712
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                110,482        2,744,436       4,383,280
   - Contract withdrawals and transfers to annuity reserves         (1,614,907)      (5,268,521)     (1,087,787)
   - Contract transfers                                               (545,071)      (2,159,218)      7,872,316
                                                                   -----------      -----------     -----------
                                                                    (2,049,496)      (4,683,303)     11,167,809
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --              --
   - Annuity Payments                                                   (5,410)          (3,195)             --
   - Receipt (reimbursement) of mortality guarantee adjustments              1            1,554              --
                                                                   -----------      -----------     -----------
                                                                        (5,409)          (1,641)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (2,054,905)      (4,684,944)     11,167,809
                                                                   -----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (929,581)        (404,202)     15,740,521
                                                                   -----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $12,406,132      $49,233,488     $27,220,347
                                                                   ===========      ===========     ===========

                                                                                  LVIP JANUS
                                                                                    CAPITAL
                                                                   LVIP GLOBAL    APPRECIATION
                                                                      INCOME        STANDARD
                                                                  SERVICE CLASS      CLASS
                                                                    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $         --     $2,443,401
Changes From Operations:
   - Net investment income (loss)                                      461,184        (21,645)
   - Net realized gain (loss) on investments                            39,014       (104,803)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      (411,450)       918,938
                                                                  ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      88,748        792,490
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             32,548,105         28,585
   - Contract withdrawals and transfers to annuity reserves           (296,255)      (333,266)
   - Contract transfers                                             24,872,657        (98,033)
                                                                  ------------     ----------
                                                                    57,124,507       (402,714)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --
   - Annuity Payments                                                       --             --
   - Receipt (reimbursement) of mortality guarantee adjustments             --             --
                                                                  ------------     ----------
                                                                            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     57,124,507       (402,714)
                                                                  ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             57,213,255        389,776
                                                                  ------------     ----------
NET ASSETS AT DECEMBER 31, 2009                                     57,213,255      2,833,177
Changes From Operations:
   - Net investment income (loss)                                    2,405,299        (26,866)
   - Net realized gain (loss) on investments                           418,311         55,238
   - Net change in unrealized appreciation or depreciation on
     investments                                                     7,243,392        225,613
                                                                  ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  10,067,002        253,985
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             82,617,349          2,871
   - Contract withdrawals and transfers to annuity reserves         (6,219,837)      (280,718)
   - Contract transfers                                             92,148,528         16,170
                                                                  ------------     ----------
                                                                   168,546,040       (261,677)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           85,639             --
   - Annuity Payments                                                   (6,895)            --
   - Receipt (reimbursement) of mortality guarantee adjustments            (26)            --
                                                                  ------------     ----------
                                                                        78,718             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    168,624,758       (261,677)
                                                                  ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            178,691,760         (7,692)
                                                                  ------------     ----------
NET ASSETS AT DECEMBER 31, 2010                                   $235,905,015     $2,825,485
                                                                  ============     ==========

See accompanying notes.

                                                                    LVIP JANUS         LVIP          LVIP MFS
                                                                     CAPITAL         JPMORGAN     INTERNATIONAL     LVIP MFS
                                                                   APPRECIATION     HIGH YIELD        GROWTH          VALUE
                                                                  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $24,856,506      $       --     $23,019,042    $ 81,499,360
Changes From Operations:
   - Net investment income (loss)                                     (279,544)             --        (288,063)        423,423
   - Net realized gain (loss) on investments                        (1,863,893)             --      (4,575,846)     (2,119,820)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    14,640,182              --      14,869,287      34,663,662
                                                                   -----------      ----------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  12,496,745              --      10,005,378      32,967,265
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              5,062,914              --      10,314,449      34,774,575
   - Contract withdrawals and transfers to annuity reserves         (2,204,399)             --      (1,551,676)     (6,234,528)
   - Contract transfers                                             14,569,910              --      11,856,653      87,998,587
                                                                   -----------      ----------     -----------    ------------
                                                                    17,428,425              --      20,619,426     116,538,634
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --              --              --
   - Annuity Payments                                                       --              --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --              --              --
                                                                   -----------      ----------     -----------    ------------
                                                                            --              --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     17,428,425              --      20,619,426     116,538,634
                                                                   -----------      ----------     -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             29,925,170              --      30,624,804     149,505,899
                                                                   -----------      ----------     -----------    ------------
NET ASSETS AT DECEMBER 31, 2009                                     54,781,676              --      53,643,846     231,005,259
Changes From Operations:
   - Net investment income (loss)                                     (675,297)          9,842        (538,824)        (43,589)
   - Net realized gain (loss) on investments                         1,042,747            (307)     (1,943,122)      1,639,969
   - Net change in unrealized appreciation or depreciation on
     investments                                                     4,789,714          11,475      11,063,933      34,241,562
                                                                   -----------      ----------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   5,157,164          21,010       8,581,987      35,837,942
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              5,530,451       1,885,848      17,310,888      54,296,153
   - Contract withdrawals and transfers to annuity reserves         (4,026,861)         (3,248)     (3,190,046)    (14,420,539)
   - Contract transfers                                              2,216,426       1,343,352      20,537,816     102,617,244
                                                                   -----------      ----------     -----------    ------------
                                                                     3,720,016       3,225,952      34,658,658     142,492,858
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --          12,447         445,059
   - Annuity Payments                                                       --              --            (639)         (9,751)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --             128            (190)
                                                                   -----------      ----------     -----------    ------------
                                                                            --              --          11,936         435,118
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      3,720,016       3,225,952      34,670,594     142,927,976
                                                                   -----------      ----------     -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              8,877,180       3,246,962      43,252,581     178,765,918
                                                                   -----------      ----------     -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                                    $63,658,856      $3,246,962     $96,896,427    $409,771,177
                                                                   ===========      ==========     ===========    ============

                                                                                   LVIP MONDRIAN   LVIP MONDRIAN    LVIP MONEY
                                                                   LVIP MID-CAP    INTERNATIONAL   INTERNATIONAL      MARKET
                                                                      VALUE            VALUE           VALUE         STANDARD
                                                                  SERVICE CLASS   STANDARD CLASS   SERVICE CLASS      CLASS
                                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $13,021,942      $28,349,359     $105,135,796   $178,597,067
Changes From Operations:
   - Net investment income (loss)                                     (235,734)         383,891       1,372,429      (1,851,016)
   - Net realized gain (loss) on investments                        (2,186,551)      (1,782,937)     (8,458,871)          1,391
   - Net change in unrealized appreciation or depreciation on
     investments                                                     8,796,044        5,679,896      25,714,404             (19)
                                                                   -----------      -----------     ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   6,373,759        4,280,850      18,627,962      (1,849,644)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              4,114,828           80,576       8,401,433       1,332,830
   - Contract withdrawals and transfers to annuity reserves           (794,330)      (3,427,553)     (7,985,345)    (87,778,450)
   - Contract transfers                                                429,670       (2,528,657)    (13,149,778)     13,985,680
                                                                   -----------      -----------     ------------   ------------
                                                                     3,750,168       (5,875,634)    (12,733,690)    (72,459,940)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --              --             641
   - Annuity Payments                                                       --           (7,783)         (5,654)        (84,684)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              404           1,340              38
                                                                   -----------      -----------     ------------   ------------
                                                                            --           (7,379)         (4,314)        (84,005)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      3,750,168       (5,883,013)    (12,738,004)    (72,543,945)
                                                                   -----------      -----------     ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             10,123,927       (1,602,163)      5,889,958     (74,393,589)
                                                                   -----------      -----------     ------------   ------------
NET ASSETS AT DECEMBER 31, 2009                                     23,145,869       26,747,196     111,025,754     104,203,478
Changes From Operations:
   - Net investment income (loss)                                     (505,956)         351,148       1,617,760      (1,304,861)
   - Net realized gain (loss) on investments                           770,285         (555,767)     (2,631,287)            333
   - Net change in unrealized appreciation or depreciation on
     investments                                                     6,645,132          146,322       1,755,432              (8)
                                                                   -----------      -----------     ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   6,909,461          (58,297)        741,905      (1,304,536)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              6,815,254           87,152       8,154,730         995,369
   - Contract withdrawals and transfers to annuity reserves         (1,387,767)      (3,607,892)     (9,350,671)    (51,703,222)
   - Contract transfers                                              5,257,375         (725,515)        890,980      14,574,373
                                                                   -----------      -----------     ------------   ------------
                                                                    10,684,862       (4,246,255)       (304,961)    (36,133,480)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           60,063               --              --          13,116
   - Annuity Payments                                                    1,063           (6,427)         (4,725)        (93,016)
   - Receipt (reimbursement) of mortality guarantee adjustments            (33)         (12,413)          1,638             113
                                                                   -----------      -----------     ------------   ------------
                                                                        61,093          (18,840)         (3,087)        (79,787)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     10,745,955       (4,265,095)       (308,048)    (36,213,267)
                                                                   -----------      -----------     ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             17,655,416       (4,323,392)        433,857     (37,517,803)
                                                                   -----------      -----------     ------------   ------------
NET ASSETS AT DECEMBER 31, 2010                                    $40,801,285      $22,423,804     $111,459,611   $ 66,685,675
                                                                   ===========      ===========     ============   ============

                                                                                                    LVIP SSGA       LVIP SSGA
                                                                                                   CONSERVATIVE    CONSERVATIVE
                                                                   LVIP MONEY       LVIP SSGA         INDEX         STRUCTURED
                                                                     MARKET         BOND INDEX      ALLOCATION      ALLOCATION
                                                                  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 619,101,956    $126,524,359     $       --     $        --
Changes From Operations:
   - Net investment income (loss)                                    (8,843,124)      1,360,811             --              --
   - Net realized gain (loss) on investments                              5,849       1,234,213             --              --
   - Net change in unrealized appreciation or depreciation on
     investments                                                            (56)      5,335,798             --              --
                                                                  -------------    ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   (8,837,331)      7,930,822             --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              73,856,393     164,034,808             --              --
   - Contract withdrawals and transfers to annuity reserves        (105,434,028)    (14,304,174)            --              --
   - Contract transfers                                            (152,749,796)    207,497,132             --              --
                                                                  -------------    ------------     ----------     -----------
                                                                   (184,327,431)    357,227,766             --              --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --              --             --              --
   - Annuity Payments                                                  (161,326)             --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustments           2,567              --             --              --
                                                                  -------------    ------------     ----------     -----------
                                                                       (158,759)             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (184,486,190)    357,227,766             --              --
                                                                  -------------    ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (193,323,521)    365,158,588             --              --
                                                                  -------------    ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     425,778,435     491,682,947             --              --
Changes From Operations:
   - Net investment income (loss)                                    (6,814,534)      2,689,737         (1,716)         (7,299)
   - Net realized gain (loss) on investments                              1,747       3,713,732            198             124
   - Net change in unrealized appreciation or depreciation on
     investments                                                            (21)     14,201,350         16,984          74,302
                                                                  -------------    ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   (6,812,808)     20,604,819         15,466          67,127
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              72,865,055     237,593,691      1,993,980       8,918,672
   - Contract withdrawals and transfers to annuity reserves        (106,324,179)    (38,670,764)          (874)        (23,451)
   - Contract transfers                                             (42,536,366)    237,564,355        935,738       1,632,502
                                                                  -------------    ------------     ----------     -----------
                                                                    (75,995,490)    436,487,282      2,928,844      10,527,723
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            33,873              --             --              --
   - Annuity Payments                                                   (40,367)             --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustments           3,158              --             --              --
                                                                  -------------    ------------     ----------     -----------
                                                                         (3,336)             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (75,998,826)    436,487,282      2,928,844      10,527,723
                                                                  -------------    ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (82,811,634)    457,092,101      2,944,310      10,594,850
                                                                  -------------    ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                   $ 342,966,801    $948,775,048     $2,944,310     $10,594,850
                                                                  =============    ============     ==========     ===========

                                                                      LVIP SSGA
                                                                      DEVELOPED
                                                                  INTERNATIONAL 150
                                                                    SERVICE CLASS
                                                                      SUBACCOUNT
-----------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                       $ 17,122,014
Changes From Operations:
   - Net investment income (loss)                                         (6,451)
   - Net realized gain (loss) on investments                           1,559,055
   - Net change in unrealized appreciation or depreciation on
     investments                                                      14,222,782
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    15,775,386
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               21,793,077
   - Contract withdrawals and transfers to annuity reserves           (1,691,574)
   - Contract transfers                                               15,095,363
                                                                    ------------
                                                                      35,196,866
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                 --
   - Annuity Payments                                                         --
   - Receipt (reimbursement) of mortality guarantee adjustments               --
                                                                    ------------
                                                                              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       35,196,866
                                                                    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               50,972,252
                                                                    ------------
NET ASSETS AT DECEMBER 31, 2009                                       68,094,266
Changes From Operations:
   - Net investment income (loss)                                       (490,811)
   - Net realized gain (loss) on investments                           1,526,279
   - Net change in unrealized appreciation or depreciation on
     investments                                                       8,038,660
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     9,074,128
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               34,957,496
   - Contract withdrawals and transfers to annuity reserves           (4,971,227)
   - Contract transfers                                               31,138,448
                                                                    ------------
                                                                      61,124,717
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                 --
   - Annuity Payments                                                         --
   - Receipt (reimbursement) of mortality guarantee adjustments               --
                                                                    ------------
                                                                              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       61,124,717
                                                                    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               70,198,845
                                                                    ------------
NET ASSETS AT DECEMBER 31, 2010                                     $138,293,111
                                                                    ============

See accompanying notes.

                                                                    LVIP SSGA        LVIP SSGA        LVIP SSGA
                                                                     EMERGING     GLOBAL TACTICAL   INTERNATIONAL     LVIP SSGA
                                                                   MARKETS 100       ALLOCATION         INDEX       LARGE CAP 100
                                                                  SERVICE CLASS    SERVICE CLASS    SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 14,179,848      $70,291,413      $ 22,232,589    $ 33,002,221
Changes From Operations:
   - Net investment income (loss)                                     (108,419)       2,245,637           102,724        (188,214)
   - Net realized gain (loss) on investments                         3,010,736      (12,833,936)          700,235       1,605,588
   - Net change in unrealized appreciation or depreciation on
     investments                                                    22,997,819       26,058,571        15,665,756      30,252,682
                                                                  ------------      -----------      ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  25,900,136       15,470,272        16,468,715      31,670,056
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             19,556,436        8,220,162        33,916,389      43,945,587
   - Contract withdrawals and transfers to annuity reserves         (1,798,098)      (3,625,337)       (2,164,178)     (3,362,386)
   - Contract transfers                                             24,814,473      (35,742,516)       24,263,643      36,542,944
                                                                  ------------      -----------      ------------    ------------
                                                                    42,572,811      (31,147,691)       56,015,854      77,126,145
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --                --              --
   - Annuity Payments                                                       --               --                --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --                --              --
                                                                  ------------      -----------      ------------    ------------
                                                                            --               --                --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     42,572,811      (31,147,691)       56,015,854      77,126,145
                                                                  ------------      -----------      ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             68,472,947      (15,677,419)       72,484,569     108,796,201
                                                                  ------------      -----------      ------------    ------------
NET ASSETS AT DECEMBER 31, 2009                                     82,652,795       54,613,994        94,717,158     141,798,422
Changes From Operations:
   - Net investment income (loss)                                     (715,311)        (450,386)         (304,757)     (1,076,571)
   - Net realized gain (loss) on investments                         6,136,390       (2,071,293)        1,545,817       5,865,615
   - Net change in unrealized appreciation or depreciation on
     investments                                                    24,622,099        6,291,080        11,906,422      30,666,851
                                                                  ------------      -----------      ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  30,043,178        3,769,401        13,147,482      35,455,895
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             34,875,760        8,842,163        53,322,384      68,846,694
   - Contract withdrawals and transfers to annuity reserves         (7,018,054)      (3,845,612)       (7,268,652)    (12,248,440)
   - Contract transfers                                             27,876,630          617,106        44,705,422      55,402,184
                                                                  ------------      -----------      ------------    ------------
                                                                    55,734,336        5,613,657        90,759,154     112,000,438
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           24,025               --                --              --
   - Annuity Payments                                                     (610)              --                --              --
   - Receipt (reimbursement) of mortality guarantee adjustments            (12)              --                --              --
                                                                  ------------      -----------      ------------    ------------
                                                                        23,403               --                --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     55,757,739        5,613,657        90,759,154     112,000,438
                                                                  ------------      -----------      ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             85,800,917        9,383,058       103,906,636     147,456,333
                                                                  ------------      -----------      ------------    ------------
NET ASSETS AT DECEMBER 31, 2010                                   $168,453,712      $63,997,052      $198,623,794    $289,254,755
                                                                  ============      ===========      ============    ============

                                                                                                     LVIP SSGA       LVIP SSGA
                                                                                     LVIP SSGA       MODERATELY      MODERATELY
                                                                    LVIP SSGA         MODERATE       AGGRESSIVE      AGGRESSIVE
                                                                  MODERATE INDEX     STRUCTURED        INDEX         STRUCTURED
                                                                    ALLOCATION       ALLOCATION      ALLOCATION      ALLOCATION
                                                                  SERVICE CLASS    SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                       $       --      $        --     $       --      $        --
Changes From Operations:
   - Net investment income (loss)                                           --               --             --               --
   - Net realized gain (loss) on investments                                --               --             --               --
   - Net change in unrealized appreciation or depreciation on
     investments                                                            --               --             --               --
                                                                    ----------      -----------     ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          --               --             --               --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     --               --             --               --
   - Contract withdrawals and transfers to annuity reserves                 --               --             --               --
   - Contract transfers                                                     --               --             --               --
                                                                    ----------      -----------     ----------      -----------
                                                                            --               --             --               --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --             --               --
   - Annuity Payments                                                       --               --             --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --             --               --
                                                                    ----------      -----------     ----------      -----------
                                                                            --               --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             --               --             --               --
                                                                    ----------      -----------     ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     --               --             --               --
                                                                    ----------      -----------     ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                             --               --             --               --
Changes From Operations:
   - Net investment income (loss)                                       (3,272)         (22,507)        (2,740)         (13,715)
   - Net realized gain (loss) on investments                                19            1,465             28           12,539
   - Net change in unrealized appreciation or depreciation on
     investments                                                        48,766          277,191         36,745          218,707
                                                                    ----------      -----------     ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      45,513          256,149         34,033          217,531
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              3,195,965       25,506,025      5,379,516       15,021,619
   - Contract withdrawals and transfers to annuity reserves             (2,608)         (26,596)        (3,259)         (42,615)
   - Contract transfers                                                881,535        2,821,498        437,612          880,616
                                                                    ----------      -----------     ----------      -----------
                                                                     4,074,892       28,300,927      5,813,869       15,859,620
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --             --               --
   - Annuity Payments                                                       --               --             --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --             --               --
                                                                    ----------      -----------     ----------      -----------
                                                                            --               --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      4,074,892       28,300,927      5,813,869       15,859,620
                                                                    ----------      -----------     ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              4,120,405       28,557,076      5,847,902       16,077,151
                                                                    ----------      -----------     ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                     $4,120,405      $28,557,076     $5,847,902      $16,077,151
                                                                    ==========      ===========     ==========      ===========

                                                                    LVIP SSGA                                         LVIP SSGA
                                                                  S&P 500 INDEX     LVIP SSGA        LVIP SSGA        SMALL-MID
                                                                     STANDARD     S&P 500 INDEX   SMALL-CAP INDEX      CAP 200
                                                                      CLASS       SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $  496,689      $ 64,897,157    $ 23,798,001      $ 9,999,517
Changes From Operations:
   - Net investment income (loss)                                       2,801          (234,721)       (420,248)          43,504
   - Net realized gain (loss) on investments                          (37,533)         (982,341)     (1,396,860)       1,047,750
   - Net change in unrealized appreciation or depreciation on
     investments                                                      352,281        38,286,866      12,939,009       11,486,235
                                                                   ----------      ------------    ------------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    317,549        37,069,804      11,121,901       12,577,489
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                21,095        64,018,738      19,244,112       12,762,961
   - Contract withdrawals and transfers to annuity reserves           (58,196)       (5,710,273)     (1,539,684)      (1,032,479)
   - Contract transfers                                               774,331        57,424,454      10,509,320       10,163,202
                                                                   ----------      ------------    ------------      -----------
                                                                      737,230       115,732,919      28,213,748       21,893,684
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --              --               --
   - Annuity Payments                                                      --                --              --               --
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --              --               --
                                                                   ----------      ------------    ------------      -----------
                                                                           --                --              --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       737,230       115,732,919      28,213,748       21,893,684
                                                                   ----------      ------------    ------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,054,779       152,802,723      39,335,649       34,471,173
                                                                   ----------      ------------    ------------      -----------
NET ASSETS AT DECEMBER 31, 2009                                     1,551,468       217,699,880      63,133,650       44,470,690
Changes From Operations:
   - Net investment income (loss)                                      (6,015)       (1,750,283)     (1,164,292)          60,164
   - Net realized gain (loss) on investments                          104,960         3,113,596       2,240,480        4,730,856
   - Net change in unrealized appreciation or depreciation on
     investments                                                      135,215        43,759,940      20,360,581       11,733,512
                                                                   ----------      ------------    ------------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    234,160        45,123,253      21,436,769       16,524,532
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 1,698        97,121,325      28,335,340       23,604,937
   - Contract withdrawals and transfers to annuity reserves          (413,670)      (18,938,137)     (4,446,436)      (4,127,598)
   - Contract transfers                                               639,099        77,904,247      14,229,059       14,403,314
                                                                   ----------      ------------    ------------      -----------
                                                                      227,127       156,087,435      38,117,963       33,880,653
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --              --               --
   - Annuity Payments                                                      --                --              --               --
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --              --               --
                                                                   ----------      ------------    ------------      -----------
                                                                           --                --              --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       227,127       156,087,435      38,117,963       33,880,653
                                                                   ----------      ------------    ------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               461,287       201,210,688      59,554,732       50,405,185
                                                                   ----------      ------------    ------------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $2,012,755      $418,910,568    $122,688,382      $94,875,875
                                                                   ==========      ============    ============      ===========

                                                                   LVIP T. ROWE
                                                                   PRICE GROWTH
                                                                      STOCK
                                                                  SERVICE CLASS
                                                                    SUBACCOUNT
-------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $10,018,182
Changes From Operations:
   - Net investment income (loss)                                     (416,149)
   - Net realized gain (loss) on investments                          (226,790)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     9,675,370
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   9,032,431
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,284,265
   - Contract withdrawals and transfers to annuity reserves         (1,336,043)
   - Contract transfers                                             18,986,684
                                                                   -----------
                                                                    24,934,906
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --
   - Annuity Payments                                                       --
   - Receipt (reimbursement) of mortality guarantee adjustments             --
                                                                   -----------
                                                                            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     24,934,906
                                                                   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             33,967,337
                                                                   -----------
NET ASSETS AT DECEMBER 31, 2009                                     43,985,519
Changes From Operations:
   - Net investment income (loss)                                     (865,591)
   - Net realized gain (loss) on investments                         1,883,124
   - Net change in unrealized appreciation or depreciation on
     investments                                                     6,823,954
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   7,841,487
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             11,793,471
   - Contract withdrawals and transfers to annuity reserves         (2,985,874)
   - Contract transfers                                             10,668,653
                                                                   -----------
                                                                    19,476,250
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           42,538
   - Annuity Payments                                                   (4,248)
   - Receipt (reimbursement) of mortality guarantee adjustments            (20)
                                                                   -----------
                                                                        38,270
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     19,514,520
                                                                   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             27,356,007
                                                                   -----------
NET ASSETS AT DECEMBER 31, 2010                                    $71,341,526
                                                                   ===========

See accompanying notes.

                                                                                     LVIP T. ROWE
                                                                    LVIP T. ROWE         PRICE
                                                                  PRICE STRUCTURED    STRUCTURED                       LVIP TURNER
                                                                       MID-CAP          MID-CAP      LVIP TEMPLETON      MID-CAP
                                                                       GROWTH           GROWTH           GROWTH           GROWTH
                                                                   STANDARD CLASS    SERVICE CLASS   SERVICE CLASS    SERVICE CLASS
                                                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                        $1,390,133       $13,817,663     $ 67,756,355     $10,252,684
Changes From Operations:
   - Net investment income (loss)                                       (28,698)         (345,914)         (82,061)       (208,980)
   - Net realized gain (loss) on investments                            (62,054)         (856,968)      (8,875,355)     (3,047,267)
   - Net change in unrealized appreciation or depreciation on
     investments                                                        775,169         9,124,566       26,671,968       8,179,104
                                                                     ----------       -----------     ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      684,417         7,921,684       17,714,552       4,922,857
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                   1,371         6,119,550       11,690,098       2,627,877
   - Contract withdrawals and transfers to annuity reserves            (386,844)         (861,665)      (3,847,630)       (638,091)
   - Contract transfers                                                 523,311         2,000,306      (15,455,923)     (2,007,720)
                                                                     ----------       -----------     ------------     -----------
                                                                        137,838         7,258,191       (7,613,455)        (17,934)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --                --               --              --
   - Annuity Payments                                                        --                --               --              --
   - Receipt (reimbursement) of mortality guarantee adjustments              --                --               --              --
                                                                     ----------       -----------     ------------     -----------
                                                                             --                --               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                         137,838         7,258,191       (7,613,455)        (17,934)
                                                                     ----------       -----------     ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 822,255        15,179,875       10,101,097       4,904,923
                                                                     ----------       -----------     ------------     -----------
NET ASSETS AT DECEMBER 31, 2009                                       2,212,388        28,997,538       77,857,452      15,157,607
Changes From Operations:
   - Net investment income (loss)                                       (40,107)         (559,636)         140,366        (302,281)
   - Net realized gain (loss) on investments                            110,538         1,375,428       (1,663,025)       (110,955)
   - Net change in unrealized appreciation or depreciation on
     investments                                                        490,498         8,120,728        6,401,308       4,868,079
                                                                     ----------       -----------     ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      560,929         8,936,520        4,878,649       4,454,843
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                   8,750         7,645,640       14,841,125       3,754,354
   - Contract withdrawals and transfers to annuity reserves            (228,751)       (2,176,383)      (4,221,944)       (983,578)
   - Contract transfers                                                 321,528         4,157,691        9,100,576       7,055,388
                                                                     ----------       -----------     ------------     -----------
                                                                        101,527         9,626,948       19,719,757       9,826,164
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --                --               --              --
   - Annuity Payments                                                        --                --               --           3,836
   - Receipt (reimbursement) of mortality guarantee adjustments              --                --               --              --
                                                                     ----------       -----------     ------------     -----------
                                                                             --                --               --           3,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                         101,527         9,626,948       19,719,757       9,830,000
                                                                     ----------       -----------     ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 662,456        18,563,468       24,598,406      14,284,843
                                                                     ----------       -----------     ------------     -----------
NET ASSETS AT DECEMBER 31, 2010                                      $2,874,844       $47,561,006     $102,455,858     $29,442,450
                                                                     ==========       ===========     ============     ===========

                                                                        LVIP
                                                                    WELLS FARGO     LVIP WILSHIRE   LVIP WILSHIRE   LVIP WILSHIRE
                                                                  INTRINSIC VALUE    2010 PROFILE   2020 PROFILE     2030 PROFILE
                                                                   SERVICE CLASS    SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                       $21,692,955      $ 5,875,176     $ 9,484,720     $ 4,561,711
Changes From Operations:
   - Net investment income (loss)                                      (167,194)           6,397           7,409          (8,520)
   - Net realized gain (loss) on investments                         (3,839,033)         (74,051)         58,666          (7,243)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      9,101,520        1,777,667       2,988,056       2,374,688
                                                                    -----------      -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    5,095,293        1,710,013       3,054,131       2,358,925
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               1,762,879          647,353       1,849,067       2,191,158
   - Contract withdrawals and transfers to annuity reserves          (1,864,659)        (749,211)       (433,555)       (610,706)
   - Contract transfers                                                 171,286        1,632,189       1,698,389       2,316,590
                                                                    -----------      -----------     -----------     -----------
                                                                         69,506        1,530,331       3,113,901       3,897,042
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --              --
   - Annuity Payments                                                        --               --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments              --               --              --              --
                                                                    -----------      -----------     -----------     -----------
                                                                             --               --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                          69,506        1,530,331       3,113,901       3,897,042
                                                                    -----------      -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               5,164,799        3,240,344       6,168,032       6,255,967
                                                                    -----------      -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                      26,857,754        9,115,520      15,652,752      10,817,678
Changes From Operations:
   - Net investment income (loss)                                      (212,478)         (75,180)       (159,199)       (123,078)
   - Net realized gain (loss) on investments                           (736,424)         276,093         262,621         389,107
   - Net change in unrealized appreciation or depreciation on
     investments                                                      4,601,006          584,723       1,537,479         690,289
                                                                    -----------      -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    3,652,104          785,636       1,640,901         956,318
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               2,131,422           28,858         312,814          86,453
   - Contract withdrawals and transfers to annuity reserves          (1,692,419)        (788,947)     (1,227,611)     (1,411,566)
   - Contract transfers                                              (3,416,212)        (541,769)      1,794,626         184,880
                                                                    -----------      -----------     -----------     -----------
                                                                     (2,977,209)      (1,301,858)        879,829      (1,140,233)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --              --
   - Annuity Payments                                                        --               --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments              --               --              --              --
                                                                    -----------      -----------     -----------     -----------
                                                                             --               --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (2,977,209)      (1,301,858)        879,829      (1,140,233)
                                                                    -----------      -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 674,895         (516,222)      2,520,730        (183,915)
                                                                    -----------      -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                     $27,532,649      $ 8,599,298     $18,173,482     $10,633,763
                                                                    ===========      ===========     ===========     ===========

                                                                                                                   LVIP WILSHIRE
                                                                                  LVIP WILSHIRE    LVIP WILSHIRE     MODERATELY
                                                                  LVIP WILSHIRE    CONSERVATIVE      MODERATE        AGGRESSIVE
                                                                  2040 PROFILE       PROFILE          PROFILE         PROFILE
                                                                  SERVICE CLASS   SERVICE CLASS    SERVICE CLASS   SERVICE CLASS
                                                                   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $ 3,326,300    $199,198,042    $  654,007,813   $408,610,151
Changes From Operations:
   - Net investment income (loss)                                      (26,477)      6,244,654        18,242,712     12,103,989
   - Net realized gain (loss) on investments                           160,360      (1,001,175)       (8,878,511)    (7,452,902)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     1,449,241      50,165,236       165,966,375    104,274,617
                                                                   -----------    ------------    --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   1,583,124      55,408,715       175,330,576    108,925,704
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              3,144,605      55,246,748        78,541,975     32,775,586
   - Contract withdrawals and transfers to annuity reserves           (325,282)    (24,563,559)      (51,942,047)   (25,008,656)
   - Contract transfers                                             (2,551,466)     24,762,174        34,403,056     17,657,328
                                                                   -----------    ------------    --------------   ------------
                                                                       267,857      55,445,363        61,002,984     25,424,258
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --                --        252,468
   - Annuity Payments                                                       --        (366,732)          (45,314)       (36,440)
   - Receipt (reimbursement) of mortality guarantee adjustments             --            (139)              617           (344)
                                                                   -----------    ------------    --------------   ------------
                                                                            --        (366,871)          (44,697)       215,684
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        267,857      55,078,492        60,958,287     25,639,942
                                                                   -----------    ------------    --------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,850,981     110,487,207       236,288,863    134,565,646
                                                                   -----------    ------------    --------------   ------------
NET ASSETS AT DECEMBER 31, 2009                                      5,177,281     309,685,249       890,296,676    543,175,797
Changes From Operations:
   - Net investment income (loss)                                      (61,852)      6,390,633         9,998,737      5,425,579
   - Net realized gain (loss) on investments                            96,023       6,577,060          (191,090)    (6,046,983)
   - Net change in unrealized appreciation or depreciation on
     investments                                                       573,553      15,747,029        82,172,467     60,367,344
                                                                   -----------    ------------    --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     607,724      28,714,722        91,980,114     59,745,940
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                313,650      62,532,612       137,246,315     68,805,400
   - Contract withdrawals and transfers to annuity reserves           (183,155)    (37,799,172)      (74,602,831)   (41,769,851)
   - Contract transfers                                                377,612      16,284,541        33,390,640     19,829,616
                                                                   -----------    ------------    --------------   ------------
                                                                       508,107      41,017,981        96,034,124     46,865,165
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --            26,098          9,009
   - Annuity Payments                                                       --        (743,624)          (52,010)       (31,038)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --               912         (1,483)
                                                                   -----------    ------------    --------------   ------------
                                                                            --        (743,624)          (25,000)       (23,512)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        508,107      40,274,357        96,009,124     46,841,653
                                                                   -----------    ------------    --------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,115,831      68,989,079       187,989,238    106,587,593
                                                                   -----------    ------------    --------------   ------------
NET ASSETS AT DECEMBER 31, 2010                                    $ 6,293,112    $378,674,328    $1,078,285,914   $649,763,390
                                                                   ===========    ============    ==============   ============

                                                                  LORD ABBETT
                                                                  FUNDAMENTAL
                                                                    EQUITY
                                                                   CLASS VC
                                                                  SUBACCOUNT
-----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $   32,465
Changes From Operations:
   - Net investment income (loss)                                     (9,673)
   - Net realized gain (loss) on investments                          27,150
   - Net change in unrealized appreciation or depreciation on
     investments                                                     579,828
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   597,305
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            1,554,720
   - Contract withdrawals and transfers to annuity reserves          (50,536)
   - Contract transfers                                            2,633,216
                                                                  ----------
                                                                   4,137,400
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    4,137,400
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            4,734,705
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2009                                    4,767,170
Changes From Operations:
   - Net investment income (loss)                                    (36,140)
   - Net realized gain (loss) on investments                         129,017
   - Net change in unrealized appreciation or depreciation on
     investments                                                   1,284,818
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 1,377,695
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            1,239,709
   - Contract withdrawals and transfers to annuity reserves         (242,188)
   - Contract transfers                                            2,840,582
                                                                  ----------
                                                                   3,838,103
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    3,838,103
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            5,215,798
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2010                                   $9,982,968
                                                                  ==========

See accompanying notes.

                                                                     MFS VIT         MFS VIT         MFS VIT         MFS VIT
                                                                   CORE EQUITY       GROWTH          GROWTH        TOTAL RETURN
                                                                  SERVICE CLASS   INITIAL CLASS   SERVICE CLASS   INITIAL CLASS
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $3,042,352      $3,066,522      $ 6,038,525     $17,288,570
Changes From Operations:
   - Net investment income (loss)                                      (6,062)        (32,823)        (123,207)        402,655
   - Net realized gain (loss) on investments                          (87,678)       (470,321)          74,634        (947,459)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      821,616       1,407,977        2,575,523       2,793,314
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    727,876         904,833        2,526,950       2,248,510
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 4,256          27,719        1,766,126         119,333
   - Contract withdrawals and transfers to annuity reserves          (403,922)       (445,326)        (567,714)     (2,884,217)
   - Contract transfers                                              (396,301)       (278,004)         291,696      (1,050,843)
                                                                   ----------      ----------      -----------     -----------
                                                                     (795,967)       (695,611)       1,490,108      (3,815,727)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --               --          (8,430)
   - Annuity Payments                                                      --          (2,034)          (1,523)          6,026
   - Receipt (reimbursement) of mortality guarantee adjustments            --             706               --              58
                                                                   ----------      ----------      -----------     -----------
                                                                           --          (1,328)          (1,523)         (2,346)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (795,967)       (696,939)       1,488,585      (3,818,073)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (68,091)        207,894        4,015,535      (1,569,563)
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     2,974,261       3,274,416       10,054,060      15,719,007
Changes From Operations:
   - Net investment income (loss)                                     (19,633)        (38,941)        (187,299)        196,816
   - Net realized gain (loss) on investments                           70,733        (136,016)         594,943        (150,372)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      316,151         555,155        1,275,862       1,092,050
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    367,251         380,198        1,683,506       1,138,494
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 9,266          26,060        2,828,157          61,923
   - Contract withdrawals and transfers to annuity reserves          (364,118)       (419,795)      (1,251,027)     (2,070,731)
   - Contract transfers                                              (257,013)       (111,343)       1,201,985        (704,705)
                                                                   ----------      ----------      -----------     -----------
                                                                     (611,865)       (505,078)       2,779,115      (2,713,513)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --               --            (153)
   - Annuity Payments                                                      --          (2,387)          (1,643)         (2,474)
   - Receipt (reimbursement) of mortality guarantee adjustments            --           1,092               --            (101)
                                                                   ----------      ----------      -----------     -----------
                                                                           --          (1,295)          (1,643)         (2,728)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (611,865)       (506,373)       2,777,472      (2,716,241)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (244,614)       (126,175)       4,460,978      (1,577,747)
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $2,729,647      $3,148,241      $14,515,038     $14,141,260
                                                                   ==========      ==========      ===========     ===========

                                                                                                                    MORGAN
                                                                                                                    STANLEY
                                                                     MFS VIT         MFS VIT         MFS VIT      UIF CAPITAL
                                                                   TOTAL RETURN     UTILITIES       UTILITIES       GROWTH
                                                                  SERVICE CLASS   INITIAL CLASS   SERVICE CLASS    CLASS II
                                                                    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $256,544,245     $15,767,161    $159,125,862    $    8,735
Changes From Operations:
   - Net investment income (loss)                                    4,479,905         564,863       5,486,401        (2,220)
   - Net realized gain (loss) on investments                       (15,611,469)     (1,399,900)    (21,112,550)        5,581
   - Net change in unrealized appreciation or depreciation on
     investments                                                    50,078,845       4,623,299      59,631,843       109,838
                                                                  ------------     -----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  38,947,281       3,788,262      44,005,694       113,199
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             11,639,889          62,288      12,185,773       349,996
   - Contract withdrawals and transfers to annuity reserves        (22,778,362)     (2,387,635)    (12,752,266)       (2,758)
   - Contract transfers                                             12,508,516       1,207,216     (35,372,811)      240,168
                                                                  ------------     -----------    ------------    ----------
                                                                     1,370,043      (1,118,131)    (35,939,304)      587,406
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            8,552          (9,781)             --            --
   - Annuity Payments                                                  (24,627)            463         (23,861)           --
   - Receipt (reimbursement) of mortality guarantee adjustments            654           2,782             272            --
                                                                  ------------     -----------    ------------    ----------
                                                                       (15,421)         (6,536)        (23,589)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      1,354,622      (1,124,667)    (35,962,893)      587,406
                                                                  ------------     -----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             40,301,903       2,663,595       8,042,801       700,605
                                                                  ------------     -----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2009                                    296,846,148      18,430,756     167,168,663       709,340
Changes From Operations:
   - Net investment income (loss)                                    2,679,650         223,517       2,305,204        (9,595)
   - Net realized gain (loss) on investments                        (3,853,276)        100,936      (3,323,740)       46,491
   - Net change in unrealized appreciation or depreciation on
     investments                                                    24,515,078         758,946      19,325,819       192,742
                                                                  ------------     -----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  23,341,452       1,083,399      18,307,283       229,638
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             19,006,217          68,312      10,502,284       224,727
   - Contract withdrawals and transfers to annuity reserves        (31,552,826)     (2,217,993)    (14,340,339)      (22,628)
   - Contract transfers                                             13,261,012      (4,982,013)     (5,204,747)      116,634
                                                                  ------------     -----------    ------------    ----------
                                                                       714,403      (7,131,694)     (9,042,802)      318,733
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --              --            --
   - Annuity Payments                                                  (11,949)         (9,901)        (15,250)           --
   - Receipt (reimbursement) of mortality guarantee adjustments          1,022         (13,292)            474            --
                                                                  ------------     -----------    ------------    ----------
                                                                       (10,927)        (23,193)        (14,776)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        703,476      (7,154,887)     (9,057,578)      318,733
                                                                  ------------     -----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             24,044,928      (6,071,488)      9,249,705       548,371
                                                                  ------------     -----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2010                                   $320,891,076     $12,359,268    $176,418,368    $1,257,711
                                                                  ============     ===========    ============    ==========

                                                                                                      OPPENHEIMER      PIMCO VIT
                                                                      NB AMT                             GLOBAL        COMMODITY
                                                                     MID-CAP            NB AMT         SECURITIES     REAL RETURN
                                                                  GROWTH I CLASS   REGENCY I CLASS   SERVICE CLASS   ADVISOR CLASS
                                                                    SUBACCOUNT        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $ 51,364,563     $ 52,195,507      $   10,166      $        --
Changes From Operations:
   - Net investment income (loss)                                      (801,311)          18,241          (2,638)         114,330
   - Net realized gain (loss) on investments                         (1,771,566)      (6,550,634)          6,101          364,444
   - Net change in unrealized appreciation or depreciation on
     investments                                                     14,971,729       25,874,309         122,874          (89,993)
                                                                   ------------     ------------      ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   12,398,852       19,341,916         126,337          388,781
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 416,355          399,077         477,454          438,323
   - Contract withdrawals and transfers to annuity reserves          (4,970,419)      (5,948,704)         (7,901)         (33,674)
   - Contract transfers                                              (9,397,110)      (9,659,600)        654,902        3,350,760
                                                                   ------------     ------------      ----------      -----------
                                                                    (13,951,174)     (15,209,227)      1,124,455        3,755,409
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --               --
   - Annuity Payments                                                    (6,016)         (10,390)             --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             445               23              --               --
                                                                   ------------     ------------      ----------      -----------
                                                                         (5,571)         (10,367)             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (13,956,745)     (15,219,594)      1,124,455        3,755,409
                                                                   ------------     ------------      ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (1,557,893)       4,122,322       1,250,792        4,144,190
                                                                   ------------     ------------      ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                      49,806,670       56,317,829       1,260,958        4,144,190
Changes From Operations:
   - Net investment income (loss)                                      (809,249)        (513,611)         (1,355)         879,069
   - Net realized gain (loss) on investments                          2,014,076         (692,719)         35,798          (53,794)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     10,661,078       12,736,697         399,422          848,474
                                                                   ------------     ------------      ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   11,865,905       11,530,367         433,865        1,673,749
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 304,435          258,961         931,563          873,451
   - Contract withdrawals and transfers to annuity reserves          (5,382,761)      (6,863,768)       (137,448)        (697,036)
   - Contract transfers                                              (3,373,006)      (6,088,448)      1,325,649        5,814,408
                                                                   ------------     ------------      ----------      -----------
                                                                     (8,451,332)     (12,693,255)      2,119,764        5,990,823
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --           33,873
   - Annuity Payments                                                    (1,287)         (11,278)             --             (294)
   - Receipt (reimbursement) of mortality guarantee adjustments             666               46              --               --
                                                                   ------------     ------------      ----------      -----------
                                                                           (621)         (11,232)             --           33,579
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (8,451,953)     (12,704,487)      2,119,764        6,024,402
                                                                   ------------     ------------      ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               3,413,952       (1,174,120)      2,553,629        7,698,151
                                                                   ------------     ------------      ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $ 53,220,622     $ 55,143,709      $3,814,587      $11,842,341
                                                                   ============     ============      ==========      ===========

                                                                   PUTNAM VT
                                                                    GLOBAL
                                                                  HEALTH CARE
                                                                   CLASS IB
                                                                  SUBACCOUNT
-----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 5,006,622
Changes From Operations:
   - Net investment income (loss)                                     (56,745)
   - Net realized gain (loss) on investments                           78,289
   - Net change in unrealized appreciation or depreciation on
     investments                                                      591,255
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       612,799
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                17,782
   - Contract withdrawals and transfers to annuity reserves          (358,445)
   - Contract transfers                                            (1,969,207)
                                                                  -----------
                                                                   (2,309,870)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --
   - Annuity Payments                                                      --
   - Receipt (reimbursement) of mortality guarantee adjustments            --
                                                                  -----------
                                                                           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (2,309,870)
                                                                  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (1,697,071)
                                                                  -----------
NET ASSETS AT DECEMBER 31, 2009                                     3,309,551
Changes From Operations:
   - Net investment income (loss)                                      11,667
   - Net realized gain (loss) on investments                           27,074
   - Net change in unrealized appreciation or depreciation on
     investments                                                      (15,577)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     23,164
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 3,192
   - Contract withdrawals and transfers to annuity reserves          (377,650)
   - Contract transfers                                               (74,335)
                                                                  -----------
                                                                     (448,793)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --
   - Annuity Payments                                                      --
   - Receipt (reimbursement) of mortality guarantee adjustments            --
                                                                  -----------
                                                                           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (448,793)
                                                                  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (425,629)
                                                                  -----------
NET ASSETS AT DECEMBER 31, 2010                                   $ 2,883,922
                                                                  ===========

See accompanying notes.

                                                                   PUTNAM VT
                                                                   GROWTH &
                                                                    INCOME
                                                                   CLASS IB
                                                                  SUBACCOUNT
----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $2,633,726
Changes From Operations:
   - Net investment income (loss)                                     32,839
   - Net realized gain (loss) on investments                        (763,445)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   1,233,984
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      503,378
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                3,683
   - Contract withdrawals and transfers to annuity reserves         (722,345)
   - Contract transfers                                             (214,502)
                                                                  ----------
                                                                    (933,164)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (933,164)
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (429,786)
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2009                                    2,203,940
Changes From Operations:
   - Net investment income (loss)                                       (437)
   - Net realized gain (loss) on investments                        (206,694)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     432,181
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      225,050
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                2,948
   - Contract withdrawals and transfers to annuity reserves         (302,047)
   - Contract transfers                                             (124,495)
                                                                  ----------
                                                                    (423,594)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (423,594)
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (198,544)
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2010                                   $2,005,396
                                                                  ==========

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of fifteen products as follows:

     -    Lincoln ChoicePlus

     -    Lincoln ChoicePlus Access

     -    Lincoln ChoicePlus Bonus

     -    Lincoln ChoicePlus II

     -    Lincoln ChoicePlus II Access

     -    Lincoln ChoicePlus II Advance

     -    Lincoln ChoicePlus II Bonus

     -    Lincoln ChoicePlus Design

     -    Lincoln ChoicePlus Assurance A Share

     -    Lincoln ChoicePlus Assurance B Share

     -    Lincoln ChoicePlus Assurance Bonus

     -    Lincoln ChoicePlus Assurance C Share

     -    Lincoln ChoicePlus Assurance L Share

     -    Lincoln ChoicePlus Assurance A Class

     -    Lincoln ChoicePlus Assurance B Class

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighty-five available mutual funds (the Funds) of nineteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Fund**
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth and Income Class A Fund**
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class A Fund**
   ABVPSF International Value Class B Fund
   ABVPSF Large Cap Growth Class B Fund
   ABVPSF Small/Mid Cap Value Class A Fund**
   ABVPSF Small/Mid Cap Value Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio**
   American Century VP Inflation Protection Class II Portfolio
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 1 Fund**
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 1 Fund**
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 1 Fund**
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 1 Fund**
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 1 Fund**
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund**
   BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series**
   Delaware VIP Diversified Income Service Class Series
   Delaware VIP Emerging Markets Standard Class Series**
   Delaware VIP Emerging Markets Service Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP High Yield Service Class Series
   Delaware VIP International Value Equity Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP Smid Cap Growth Service Class Series
   Delaware VIP U.S. Growth Standard Class Series**
   Delaware VIP U.S. Growth Service Class Series
   Delaware VIP Value Standard Class Series
   Delaware VIP Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund**
   DWS VIP Alternative Asset Allocation Plus Class B Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Equity 500 Index Class B Fund
   DWS VIP Small Cap Index Class A Fund
   DWS VIP Small Cap Index Class B Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Initial Class Portfolio**
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Equity-Income Service Class 2 Portfolio
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Initial Class Portfolio**
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Initial Class Portfolio
   Fidelity VIP Overseas Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund**
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund** FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund FTVIPT Mutual Shares Securities Class 1 Fund**
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Large Cap Value Service Class Fund
Invesco Variable Insurance Funds (Invesco V.I.):
   Invesco V.I. Capital Appreciation Series I Fund
   Invesco V.I. Capital Appreciation Series II Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Core Equity Series II Fund
   Invesco V.I. International Growth Series I Fund
   Invesco V.I. International Growth Series II Fund
Janus Aspen Series:
   Janus Aspen Series Balanced Service Class Portfolio
   Janus Aspen Series Enterprise Service Class Portfolio
   Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP American Global Growth Service Class II Fund
   LVIP American Global Small Capitalization Service Class II Fund LVIP American Growth Service Class II Fund
   LVIP American Growth-Income Service Class II Fund
   LVIP American International Service Class II Fund
   LVIP Baron Growth Opportunities Standard Class Fund**
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund**
   LVIP BlackRock Inflation Protected Bond Service Class Fund
   LVIP Capital Growth Standard Class Fund**
   LVIP Capital Growth Service Class Fund
   LVIP Cohen & Steers Global Real Estate Standard Class Fund**
   LVIP Cohen & Steers Global Real Estate Service Class Fund
   LVIP Columbia Value Opportunities Standard Class Fund**
   LVIP Columbia Value Opportunities Service Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Bond Service Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund**
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund LVIP Delaware Growth and Income Standard Class Fund**
   LVIP Delaware Growth and Income Service Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Social Awareness Service Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund**
   LVIP Delaware Special Opportunities Service Class Fund
   LVIP Global Income Standard Class Fund**
   LVIP Global Income Service Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP Janus Capital Appreciation Service Class Fund
   LVIP JPMorgan High Yield Standard Class Fund**
   LVIP JPMorgan High Yield Service Class Fund
   LVIP MFS International Growth Standard Class Fund**
   LVIP MFS International Growth Service Class Fund
   LVIP MFS Value Standard Class Fund**
   LVIP MFS Value Service Class Fund
   LVIP Mid-Cap Value Standard Class Fund**
   LVIP Mid-Cap Value Service Class Fund
   LVIP Mondrian International Value Standard Class Fund

   LVIP Mondrian International Value Service Class Fund
   LVIP Money Market Standard Class Fund
   LVIP Money Market Service Class Fund
   LVIP SSgA Bond Index Standard Class Fund**
   LVIP SSgA Bond Index Service Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Index Allocation Service Class Fund
   LVIP SSgA Conservative Structured Allocation Standard Class Fund**
   LVIP SSgA Conservative Structured Allocation Service Class Fund
   LVIP SSgA Developed International 150 Standard Class Fund**
   LVIP SSgA Developed International 150 Service Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund**
   LVIP SSgA Emerging Markets 100 Service Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund**
   LVIP SSgA Global Tactical Allocation Service Class Fund
   LVIP SSgA International Index Standard Class Fund**
   LVIP SSgA International Index Service Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund**
   LVIP SSgA Large Cap 100 Service Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund**
   LVIP SSgA Moderate Index Allocation Service Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund**
   LVIP SSgA Moderate Structured Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
   LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA S&P 500 Index Service Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund**
   LVIP SSgA Small-Cap Index Service Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
   LVIP SSgA Small-Mid Cap 200 Service Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund**
   LVIP T. Rowe Price Growth Stock Service Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
   LVIP Templeton Growth Standard Class Fund**
   LVIP Templeton Growth Service Class Fund
   LVIP Turner Mid-Cap Growth Standard Class Fund**
   LVIP Turner Mid-Cap Growth Service Class Fund
   LVIP Wells Fargo Intrinsic Value Standard Class Fund**
   LVIP Wells Fargo Intrinsic Value Service Class Fund
   LVIP Wilshire 2010 Profile Service Class Fund
   LVIP Wilshire 2020 Profile Service Class Fund
   LVIP Wilshire 2030 Profile Service Class Fund
   LVIP Wilshire 2040 Profile Service Class Fund
   LVIP Wilshire Conservative Profile Standard Class Fund**
   LVIP Wilshire Conservative Profile Service Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund**
   LVIP Wilshire Moderate Profile Service Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund**
   LVIP Wilshire Moderately Aggressive Profile Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
   Lord Abbett Fundamental Equity Class VC Fund
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Growth Service Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Total Return Service Class Series
   MFS VIT Utilities Initial Class Series
   MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
   Morgan Stanley UIF Capital Growth Class II Portfolio
Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Portfolio
   NB AMT Regency I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Global Securities Service Class Fund/VA
PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Administrative Class Fund**
   PIMCO VIT Commodity Real Return Advisor Class Fund
Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company

**   Available fund with no money invested at December 31, 2010

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2009, the following funds became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009:

ABVPSF Global Thematic Growth Class A Fund
ABVPSF Growth and Income Class A Fund
ABVPSF International Value Class A Fund
ABVPSF Small/Mid Cap Value Class A Fund
American Century VP Inflation Protection Class 1 Fund
American Funds Global Growth Class 1 Fund
American Funds Global Small Capitalization Class 1 Fund
American Funds Growth Class 1 Fund
American Funds Growth-Income Class 1 Fund
American Funds International Class 1 Fund
BlackRock Global Allocation V.I. Class I Fund
BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Diversified Income Standard Class Series
Delaware VIP Emerging Markets Standard Class Series
Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP U.S. Growth Standard Class Series
DWS VIP Alternative Asset Allocation Plus Class A Fund
DWS VIP Alternative Asset Allocation Plus Class B Fund
Fidelity VIP Contrafund Initial Class Portfolio
Fidelity VIP Mid Cap Initial Class Portfolio
FTVIPT Franklin Income Securities Class 1 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
FTVIPT Mutual Shares Securities Class 1 Fund
LVIP Baron Growth Opportunities Standard Class Fund
LVIP Capital Growth Standard Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund
LVIP Delaware Growth and Income Standard Class Fund
LVIP Delaware Special Opportunities Standard Class Fund
LVIP Global Income Standard Class Fund
LVIP Global Income Service Class Fund
LVIP Marsico International Growth Standard Class Fund
LVIP MFS Value Standard Class Fund
LVIP Mid-Cap Value Standard Class Fund
LVIP SSgA Bond Index Standard Class Fund
LVIP SSgA Developed International 150 Standard Class Fund
LVIP SSgA Emerging Markets 100 Standard Class Fund
LVIP SSgA International Index Standard Class Fund
LVIP SSgA Large Cap 100 Standard Class Fund
LVIP SSgA Small-Cap Index Standard Class Fund
LVIP SSgA Small-Mid Cap 200 Standard Class Fund
LVIP T. Rowe Price Growth Stock Standard Class Fund
LVIP Templeton Growth Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund
LVIP Wells Fargo Intrinsic Value Standard Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund
PIMCO VIT Commodity Real Return Administrative Class Fund
PIMCO VIT Commodity Real Return Advisor Class Fund

Also during 2009, the following funds changed their names:

PREVIOUS FUND NAME                                            NEW FUND NAME
---------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B Fund                         ABVPSF Global Thematic Growth Class B Fund
Delaware Capital Reserves Service Class Series                Delaware Limited-Term Diversified Income Service Class Series
FTVIPT Templeton Global Income Securities Class 2 Fund        FTVIPT Templeton Global Bond Securities Class 2 Fund
Janus Aspen Series Mid Cap Growth Service Class Portfolio     Janus Aspen Series Enterprise Service Class Portfolio
Janus Aspen Series Worldwide Growth Service Class Portfolio   Janus Aspen Series Worldwide Service Class Portfolio
LVIP FI Equity-Income Standard Class Fund                     LVIP Wells Fargo Intrinsic Value Standard Class Fund
LVIP FI Equity-Income Service Class Fund                      LVIP Wells Fargo Intrinsic Value Service Class Fund
Putnam VT Health Sciences Class IB Fund                       Putnam VT Global Health Care Class IB Fund

During 2009, the LVIP UBS Global Asset Allocation Standard Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Standard Class Fund and the LVIP UBS Global Asset Allocation Service Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Service Class Fund.

During 2010, the following funds became available as investment options for account contract owners. Accordingly, the 2010 statements of operations and changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2010:

Delaware VIP Smid Cap Growth Standard Class Series
Delaware VIP Smid Cap Growth Service Class Series
LVIP American Global Growth Service Class II Fund
LVIP American Global Small Capitalization Service Class II Fund
LVIP American Growth Service Class II Fund
LVIP American Growth-Income Service Class II Fund
LVIP American International Service Class II Fund
LVIP BlackRock Inflation Protected Bond Standard Class Fund
LVIP BlackRock Inflation Protected Bond Service Class Fund
LVIP Delaware Diversified Floating Rate Standard Class Fund
LVIP Delaware Diversified Floating Rate Service Class Fund
LVIP JPMorgan High Yield Standard Class Fund
LVIP JPMorgan High Yield Service Class Fund
LVIP SSgA Conservative Index Allocation Standard Class Fund
LVIP SSgA Conservative Index Allocation Service Class Fund
LVIP SSgA Conservative Structured Allocation Standard Class Fund
LVIP SSgA Conservative Structured Allocation Service Class Fund
LVIP SSgA Moderate Index Allocation Standard Class Fund
LVIP SSgA Moderate Index Allocation Service Class Fund
LVIP SSgA Moderate Structured Allocation Standard Class Fund
LVIP SSgA Moderate Structured Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                     NEW FUND NAME
---------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Growth & Income Service Class Fund   Goldman Sachs VIT Large Cap Value Service Class Fund
LVIP Marsico International Growth Fund**               LVIP MFS International Growth Standard Class Fund
LVIP Marsico International Growth Service Class Fund   LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund   LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund    LVIP SSgA Global Tactical Allocation Service Class Fund
Lord Abbett All Value Class VC Fund                    Lord Abbett Fundamental Equity Class VC Fund
Van Kampen Capital Growth Class II Portfolio           Morgan Stanley UIF Capital Growth Class II Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each portfolio's average daily net assets within the Variable Account. The rates are as follows for the fifteen products:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0035616% to .0073973% (1.30% to 2.70% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0086301% (1.40% to 3.15% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

In addition, $109,000,142 and $80,018,430 was retained by the Company for contract charges and surrender charges during 2010 and 2009, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ending December 31, 2010 and 2009, sales charges amounted to $13,790,007 and $9,297,064, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
             2010                  0.65%    2.85%   $ 4.67    $18.41     3,004,150  $   29,512,963    15.25%     17.81%      2.00%
             2009                  0.65%    2.85%     4.01     15.82     3,372,425      27,481,352    48.84%     52.12%      0.00%
             2008                  0.65%    2.85%     2.67     10.52     3,262,920      16,985,544   -48.92%    -48.07%      0.00%
             2007                  1.15%    2.80%     5.17     20.19     3,842,419      33,767,641    16.76%     18.52%      0.00%
             2006                  1.15%    2.65%     4.38     17.19     3,154,151      19,614,773     5.55%      7.03%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
             2010                  0.65%    2.85%     8.35     14.03    13,986,390     153,878,947     9.63%     12.07%      0.00%
             2009                  0.65%    2.85%     7.47     12.67    14,537,403     145,245,860    16.97%     19.57%      3.54%
             2008                  0.65%    2.85%     6.73     10.72    14,925,347     128,497,995   -42.34%    -41.37%      1.77%
             2007                  1.15%    2.80%    11.89     18.42    15,940,246     238,553,594     1.96%      3.55%      1.20%
             2006                  1.25%    2.80%    11.67     17.89    16,298,422     237,605,213    13.75%     15.53%      1.15%
ABVPSF INTERNATIONAL VALUE CLASS B
             2010                  0.65%    2.90%     7.10      7.81    23,913,577     177,374,151     1.37%      3.62%      3.08%
             2009                  0.65%    2.85%     6.88      7.58    16,087,503     116,859,013    30.58%     33.49%      1.14%
             2008                  0.65%    2.85%     5.44      5.71    15,725,322      87,885,870   -54.60%    -53.79%      0.88%
             2007                  1.10%    2.85%    11.78     12.38    13,859,734     170,225,318     2.63%      4.38%      0.99%
             2006     6/6/2006     1.15%    2.80%    11.29     11.87     2,907,081      34,424,483     7.38%     27.27%      0.00%
ABVPSF LARGE CAP GROWTH CLASS B
             2010                  1.30%    2.65%     5.79     13.38     1,688,466      12,963,373     6.96%      8.41%      0.27%
             2009                  1.30%    2.65%     5.37     12.34     2,076,002      14,747,140    33.52%     35.33%      0.00%
             2008                  1.30%    2.65%     3.99      9.12     2,586,486      13,536,124   -41.40%    -40.60%      0.00%
             2007                  1.30%    2.65%     6.74     15.39     3,281,465      29,322,568    10.65%     12.15%      0.00%
             2006                  1.30%    2.65%     6.04     13.87     3,981,992      31,699,870    -3.24%     -1.92%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
             2010                  0.65%    2.85%    11.45     24.00     8,248,951     150,623,922    23.04%     25.77%      0.27%
             2009                  0.65%    2.85%     9.13     19.31     7,108,955     104,160,839    38.65%     41.73%      0.88%
             2008                  0.65%    2.85%     6.98     13.79     7,758,456      84,894,668   -37.55%    -36.45%      0.43%
             2007                  1.10%    2.85%    11.03     21.87     5,982,290     110,145,206    -1.34%      0.37%      0.72%
             2006                  1.15%    2.85%    11.73     21.76     4,266,114      81,467,069    11.05%     12.78%      0.23%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
             2010                  0.65%    2.85%    10.79     12.42    41,433,338     494,227,301     2.15%      4.42%      1.65%
             2009                  0.65%    2.85%    10.56     11.97    33,469,110     387,360,324     7.14%      9.52%      1.88%
             2008                  0.65%    2.85%     9.86     11.00    22,134,456     237,085,710    -4.37%     -2.73%      4.69%
             2007                  1.15%    2.85%    10.31     11.33    13,044,498     144,760,051     6.43%      8.15%      4.52%
             2006                  1.25%    2.85%     9.69     10.48    11,863,503     122,539,340    -1.27%      0.32%      3.33%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2010                  0.65%    2.85%    11.02     16.14    22,438,581     331,309,961     8.61%     11.02%      1.54%
             2009                  0.65%    2.85%    10.07     14.63    20,566,657     279,623,028    38.31%     41.38%      1.42%
             2008                  0.65%    2.85%     7.32     10.42    22,029,895     216,967,583   -40.12%    -39.06%      2.00%
             2007                  1.10%    2.85%    12.48     17.13    16,765,804     278,606,031    11.62%     13.59%      3.00%
             2006                  1.10%    2.85%    13.27     15.11    10,355,625     153,145,467    17.10%     18.93%      0.85%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
             2010                  0.65%    2.85%    11.10     29.31    23,033,389     405,935,380    18.98%     21.62%      1.76%
             2009                  0.65%    2.85%     9.16     24.39    18,454,035     288,154,824    56.77%     60.25%      0.28%
             2008                  0.65%    2.85%     6.29     15.40    16,178,894     174,409,032   -54.83%    -54.03%      0.00%
             2007                  1.10%    2.85%    13.68     33.76    14,813,916     359,008,332    18.02%     20.10%      3.00%
             2006                  1.10%    2.85%    12.95     28.32    12,213,535     238,117,221    20.63%     22.51%      0.46%
AMERICAN FUNDS GROWTH CLASS 2
             2010                  0.65%    2.85%     9.51     18.81   139,384,213   1,945,075,727    15.35%     17.91%      0.73%
             2009                  0.65%    2.85%     8.16     16.14   143,144,088   1,713,386,575    35.49%     38.51%      0.69%
             2008                  0.65%    2.85%     5.96     11.80   126,204,408   1,096,444,796   -45.55%    -44.58%      0.87%
             2007                  1.10%    2.85%    10.82     21.45   114,062,671   1,772,430,459     9.19%     11.12%      0.83%
             2006                  1.10%    2.85%     9.81     19.45   102,526,103   1,392,831,743     7.12%      8.85%      0.87%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2010                  0.60%    2.85%   $ 9.19    $15.95   160,676,140  $1,965,743,078     8.30%     10.70%      1.51%
             2009                  0.65%    2.85%     8.34     14.58   154,732,127   1,766,480,965    27.55%     30.39%      1.70%
             2008                  0.65%    2.85%     6.69     11.32   133,043,914   1,213,955,684   -39.60%    -38.53%      1.82%
             2007                  1.10%    2.85%    11.31     18.55   119,952,131   1,837,362,865     2.09%      3.89%      1.59%
             2006                  1.10%    2.85%    11.75     17.99   106,178,440   1,580,788,507    11.97%     13.77%      1.68%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2010                  0.65%    2.85%    10.06     23.27    47,415,131     763,935,853     4.22%      6.54%      2.09%
             2009                  0.65%    2.85%     9.52     22.11    45,438,851     690,446,358    39.05%     42.15%      1.49%
             2008                  0.65%    2.85%     6.75     15.74    52,149,321     567,950,440   -43.75%    -42.76%      2.03%
             2007                  1.10%    2.85%    11.82     27.70    48,317,076     904,894,574    16.65%     18.71%      1.65%
             2006                  1.10%    2.85%     9.99     23.51    41,893,852     632,070,987    15.64%     17.50%      1.82%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
             2010                  0.60%    2.90%    12.25     12.69    49,546,291     617,625,604     6.68%      9.05%      1.72%
             2009    6/30/2009     0.65%    2.85%    11.48     11.64    17,623,448     203,695,578     1.44%     15.58%      2.31%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
             2010                  0.65%    2.90%    12.70     15.04    69,940,824     998,422,247     4.84%      7.17%      4.24%
             2009                  0.65%    2.85%    12.11     14.12    52,883,597     715,222,239    23.10%     25.84%      5.14%
             2008                  0.65%    2.85%     9.84     11.30    35,059,220     383,243,656    -7.57%     -5.94%      3.55%
             2007                  1.10%    2.85%    10.65     12.04    25,769,243     302,157,201     4.40%      6.08%      2.59%
             2006                  1.25%    2.85%    10.20     11.35    16,777,113     186,983,777     4.55%      6.23%      1.25%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
             2010                  0.65%    2.85%    11.14     52.13    14,644,887     312,915,951    14.89%     17.44%      0.57%
             2009                  0.65%    2.85%     9.92     44.92    11,762,070     223,132,089    72.68%     76.52%      0.94%
             2008                  0.65%    2.85%     5.69     25.76    12,841,316     141,037,891   -53.04%    -52.22%      1.28%
             2007                  1.10%    2.85%    18.56     54.30    10,582,568     256,714,563    34.62%     36.79%      1.24%
             2006                  1.25%    2.85%    14.74     39.94     6,958,755     129,919,378    23.31%     25.24%      0.94%
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2010                  1.40%    2.35%    15.39     21.42       750,316      11,622,616    12.64%     13.72%      6.76%
             2009                  1.40%    2.35%    13.53     18.98       574,400       7,859,946    45.52%     46.90%      9.42%
             2008                  1.40%    2.35%     9.21     13.02       862,558       8,034,157   -25.94%    -25.23%      8.20%
             2007                  1.40%    2.35%    12.32     17.54     1,277,232      15,879,806     0.41%      1.37%      6.52%
             2006                  1.40%    2.35%    12.16     17.43     1,175,099      14,399,604    10.06%     10.88%      6.73%
DELAWARE VIP HIGH YIELD SERVICE CLASS
             2010                  0.65%    2.85%    12.47     21.54    19,118,188     319,535,835    11.69%     14.17%      7.33%
             2009                  0.65%    2.85%    11.14     19.10    17,730,626     265,885,036    44.48%     47.69%      7.18%
             2008                  0.65%    2.85%     8.01     13.09    15,955,990     166,499,584   -26.55%    -25.25%      8.03%
             2007                  1.10%    2.85%    10.72     17.64    14,288,786     202,639,176    -0.34%      1.37%      6.15%
             2006                  1.15%    2.85%    11.09     17.52    13,057,671     186,729,667     9.04%     10.80%      6.15%
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
             2010                  1.40%    2.15%    17.19     19.53        19,350         334,606     8.57%      9.38%      3.98%
             2009                  1.40%    2.15%    15.72     17.99        23,655         373,841    31.86%     32.86%      3.47%
             2008                  1.40%    2.15%    11.83     13.64        35,587         423,335   -43.65%    -43.22%      2.98%
             2007                  1.40%    2.15%    20.84     22.81        81,729       1,714,184     3.51%      3.77%      2.21%
             2006                  1.40%    1.65%    20.08     22.04       136,295       2,737,672    21.56%     21.87%      2.83%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
             2010                  0.60%    2.85%    10.84     11.90    56,532,719     658,386,518     1.36%      3.62%      2.03%
             2009                  0.65%    2.85%    10.72     11.51    32,029,490     362,100,137     9.48%     11.86%      3.33%
             2008                  0.65%    2.80%     9.79     10.35     7,989,474      81,388,856    -3.39%     -1.78%      4.10%
             2007                  1.15%    2.80%    10.14     10.55     1,745,444      18,209,455     1.35%      2.94%      4.55%
             2006                  1.25%    2.80%    10.05     10.25     1,068,351      10,878,852     1.75%      3.03%      4.31%
DELAWARE VIP REIT STANDARD CLASS
             2010                  1.40%    2.35%    19.43     27.25       200,164       5,329,560    24.04%     25.22%      2.80%
             2009                  1.40%    2.35%    15.67     21.76       234,742       4,993,625    20.45%     21.60%      4.94%
             2008                  1.40%    2.35%    13.01     17.89       337,494       5,881,815   -36.57%    -35.97%      2.60%
             2007                  1.40%    2.35%    20.51     27.95       497,495      13,641,050   -15.94%    -15.14%      1.50%
             2006                  1.40%    2.35%    24.60     32.93       745,569      24,391,247    29.81%     30.79%      1.93%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP REIT SERVICE CLASS
             2010                  0.65%    2.85%   $ 8.46    $22.70     6,696,391  $  110,546,563    23.06%     25.79%      2.55%
             2009                  0.65%    2.85%     7.55     18.18     6,492,661      89,686,763    19.77%     21.89%      4.61%
             2008                  1.10%    2.85%     6.20     14.96     8,564,358      97,607,134   -37.11%    -35.99%      2.14%
             2007                  1.10%    2.85%     9.68     23.45    10,520,517     190,815,163   -16.59%    -15.16%      1.15%
             2006                  1.15%    2.85%    13.30     27.70    11,378,212     251,608,279    28.67%     30.68%      1.54%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
             2010                  1.40%    2.35%    22.13     26.35       363,786       9,531,790    29.20%     30.43%      0.65%
             2009                  1.40%    2.35%    17.13     20.20       442,151       8,885,188    28.77%     30.00%      1.04%
             2008                  1.40%    2.35%    13.30     15.54       624,210       9,651,885   -31.51%    -30.85%      0.83%
             2007                  1.40%    2.35%    19.30     22.48       911,687      20,420,995    -8.79%     -7.92%      0.54%
             2006                  1.40%    2.35%    21.00     24.41     1,259,195      30,657,532    13.49%     14.57%      0.26%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
             2010                  0.65%    2.85%    11.62     26.63    17,716,673     309,429,689    28.21%     31.06%      0.46%
             2009                  0.65%    2.85%     8.93     20.47    17,867,130     247,088,668    27.87%     30.72%      0.71%
             2008                  0.65%    2.85%     7.20     15.78    21,006,014     230,267,773   -32.04%    -30.94%      0.46%
             2007                  1.25%    2.85%    10.53     22.89    19,715,307     327,861,445    -9.46%     -8.00%      0.25%
             2006                  1.25%    2.85%    12.05     24.91    15,981,027     306,852,146    12.69%     14.45%      0.02%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2010    10/8/2010     1.40%    2.35%    17.06     21.40       442,067       9,442,351    13.16%     13.41%      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
             2010    10/8/2010     0.65%    2.80%     9.31     19.87     5,869,618      84,963,927    12.98%     13.54%      0.00%
DELAWARE VIP TREND STANDARD CLASS
             2009                  1.40%    2.35%    12.64     15.83       531,817       8,405,150    51.13%     52.58%      0.00%
             2008                  1.40%    2.35%     8.30     10.37       677,030       7,010,663   -47.98%    -47.48%      0.00%
             2007                  1.40%    2.35%    15.84     19.75       967,792      19,092,097     8.18%      9.21%      0.00%
             2006                  1.40%    2.35%    14.53     18.09     1,376,772      24,889,509     5.30%      6.10%      0.00%
DELAWARE VIP TREND SERVICE CLASS
             2009                  0.65%    2.80%     6.93     14.84     6,221,993      66,463,438    50.11%     53.37%      0.00%
             2008                  0.65%    2.80%     4.57      9.81     7,395,820      52,003,840   -48.33%    -47.47%      0.00%
             2007                  1.15%    2.80%     8.76     18.84     8,624,685     115,826,354     7.41%      9.20%      0.00%
             2006                  1.15%    2.80%     8.07     17.56     9,363,478     114,451,808     4.37%      6.00%      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
             2010                  0.65%    2.85%     9.68     13.56    11,708,708     124,714,441    10.35%     12.81%      0.00%
             2009                  0.65%    2.85%     8.77     12.17     6,365,710      62,326,594    38.93%     42.02%      0.00%
             2008                  0.65%    2.85%     6.32      8.67     2,886,087      21,229,340   -44.44%    -43.57%      0.00%
             2007                  1.25%    2.80%    11.37     15.46     2,918,817      38,693,665     9.27%     10.98%      0.00%
             2006                  1.25%    2.80%    11.08     14.02     2,954,477      35,560,878    -0.61%      0.74%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
             2010                  1.40%    2.35%    12.25     15.78       508,244       6,281,230    12.94%     14.02%      2.43%
             2009                  1.40%    2.35%    10.74     13.90       559,770       6,065,594    15.22%     16.32%      3.25%
             2008                  1.40%    2.35%     9.23     11.78       682,623       6,352,152   -34.97%    -34.35%      3.16%
             2007                  1.40%    2.35%    14.07     18.08     1,057,669      14,923,996    -4.79%     -4.08%      1.64%
             2006                  1.40%    2.15%    14.66     18.99     1,264,708      18,576,994    21.46%     22.38%      1.59%
DELAWARE VIP VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.38     15.22    10,530,555     125,406,966    12.09%     14.46%      2.20%
             2009                  0.75%    2.85%     7.39     13.47    11,033,921     117,051,364    14.35%     16.77%      2.78%
             2008                  0.75%    2.85%     6.77     11.69     9,940,337      92,632,743   -35.44%    -34.33%      2.59%
             2007                  1.15%    2.85%    10.71     17.96    11,006,428     158,874,478    -5.67%     -4.10%      1.26%
             2006                  1.15%    2.80%    12.38     19.06     8,374,330     129,017,666    20.38%     22.26%      1.17%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
             2010                  0.65%    2.80%    12.44     13.38     1,476,223      18,687,740     9.05%     11.42%      0.74%
             2009     7/7/2009     0.65%    2.80%    11.41     12.10       285,305       3,278,794    -0.10%     15.38%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
             2010                  1.30%    2.65%     8.41     14.81     2,369,761      24,773,760    11.71%     13.22%      1.94%
             2009                  1.30%    2.65%     7.47     13.15     2,778,210      25,482,492    23.02%     24.69%      2.88%
             2008                  1.30%    2.65%     6.02     10.41     3,279,387      24,170,085   -38.80%    -37.96%      2.55%
             2007                  1.30%    2.65%     9.75     16.93     4,338,906      51,876,026     2.54%      3.94%      1.54%
             2006                  1.30%    2.65%     9.43     16.43     5,354,369      61,937,097    12.50%     14.03%      1.20%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DWS VIP EQUITY 500 INDEX CLASS B
             2010                  1.15%    2.80%   $ 9.84    $13.83     2,867,522  $   35,007,227    11.36%     13.21%      1.67%
             2009                  1.15%    2.80%     8.76     12.24     3,130,133      33,955,820    22.55%     24.59%      2.53%
             2008                  1.15%    2.80%     7.03      9.84     3,323,686      29,391,732   -39.07%    -38.06%      2.13%
             2007                  1.15%    2.85%    11.78     15.92     3,221,316      47,252,950     2.08%      3.73%      1.22%
             2006                  1.25%    2.85%    11.59     15.36     2,969,805      42,703,560    12.06%     13.81%      0.88%
DWS VIP SMALL CAP INDEX CLASS A
             2010                  1.30%    2.65%    10.92     20.33       390,509       7,149,169    23.09%     24.76%      0.93%
             2009                  1.30%    2.65%     8.86     16.44       490,142       7,212,160    23.26%     24.94%      1.83%
             2008                  1.30%    2.65%    11.45     13.27       575,785       6,804,093   -35.85%    -34.98%      1.65%
             2007                  1.30%    2.65%    17.72     20.69       735,210      13,405,275    -4.47%     -3.17%      0.89%
             2006                  1.30%    2.65%    18.42     21.71       885,927      16,714,898    14.42%     15.97%      0.70%
DWS VIP SMALL CAP INDEX CLASS B
             2010                  1.10%    2.80%    10.88     18.06     1,109,169      16,421,906    22.63%     24.73%      0.70%
             2009                  1.10%    2.80%     8.73     14.52     1,412,601      16,755,116    22.78%     24.89%      1.69%
             2008                  1.10%    2.80%     6.99     11.65     1,941,075      18,430,158   -36.14%    -35.05%      1.35%
             2007                  1.10%    2.85%    11.16     17.98     2,539,796      37,470,213    -4.91%     -3.38%      0.61%
             2006                  1.25%    2.85%    12.19     18.63     2,088,524      32,947,863    13.95%     15.73%      0.34%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
             2010                  0.65%    2.85%    10.16     17.87    61,036,851     938,786,812    13.64%     16.17%      1.06%
             2009                  0.65%    2.85%     8.87     15.48    58,487,568     794,109,979    31.66%     34.59%      1.30%
             2008                  0.65%    2.85%     6.78     11.58    48,230,649     500,282,061   -44.30%    -43.32%      0.90%
             2007                  1.10%    2.85%    12.42     20.48    38,112,592     724,082,879    14.01%     15.96%      0.85%
             2006                  1.15%    2.85%    12.08     17.71    28,310,996     473,272,060     8.30%     10.05%      1.07%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
             2010                  1.40%    2.35%    11.96     15.00       556,864       6,992,880    12.48%     13.55%      1.73%
             2009                  1.40%    2.35%    10.56     13.27       685,293       7,578,540    27.44%     28.40%      2.17%
             2008                  1.40%    2.15%     8.24     10.19       885,428       7,625,372   -43.88%    -43.45%      2.06%
             2007                  1.40%    2.15%    14.60     18.16     1,299,142      19,795,659    -0.63%      0.12%      1.59%
             2006                  1.40%    2.15%    14.61     18.28     1,717,020      26,097,151    17.64%     18.52%      3.32%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
             2010                  1.30%    2.65%     9.38     14.70     3,620,280      45,488,308    11.91%     13.43%      1.53%
             2009                  1.30%    2.65%     8.37     13.03     4,451,795      49,328,897    26.49%     28.21%      1.98%
             2008                  1.30%    2.65%     6.61     10.22     5,495,296      47,467,613   -44.31%    -43.55%      2.10%
             2007                  1.30%    2.65%    11.84     18.21     6,845,010     104,868,409    -1.38%     -0.04%      1.54%
             2006                  1.30%    2.65%    14.01     18.31     7,682,647     118,013,433    16.79%     18.38%      2.98%
FIDELITY VIP GROWTH INITIAL CLASS
             2010                  1.40%    2.35%    10.46     14.72       538,248       5,652,969    21.29%     22.45%      0.26%
             2009                  1.40%    2.35%     8.55     12.08       647,204       5,549,321    25.31%     26.50%      0.43%
             2008                  1.40%    2.35%     6.75      9.41       777,690       5,288,086   -48.40%    -47.90%      0.71%
             2007                  1.40%    2.35%    12.97     18.20     1,060,215      13,793,116    24.26%     25.20%      0.88%
             2006                  1.40%    2.15%    10.36     14.65     1,434,303      14,883,568     4.58%      5.36%      0.42%
FIDELITY VIP GROWTH SERVICE CLASS 2
             2010                  0.65%    2.85%     6.49     14.42     6,704,736      72,730,755    20.38%     22.94%      0.03%
             2009                  0.75%    2.85%     5.34     11.86     6,516,911      57,271,821    24.37%     27.01%      0.20%
             2008                  0.65%    2.85%     4.25      9.44     6,858,292      46,897,614   -48.79%    -47.91%      0.61%
             2007                  1.15%    2.85%     8.21     18.06     6,111,259      78,588,080    23.10%     25.09%      0.35%
             2006                  1.25%    2.85%     6.60     14.55     4,789,808      46,860,781     3.63%      5.25%      0.16%
FIDELITY VIP MID CAP SERVICE CLASS 2
             2010                  0.65%    2.90%    11.75     15.32    27,343,150     403,627,732    24.96%     27.74%      0.14%
             2009                  0.65%    2.85%     9.40     12.07    22,158,329     259,905,147    35.83%     38.85%      0.45%
             2008                  0.65%    2.85%     6.91      8.74    24,760,020     212,067,044   -41.31%    -40.27%      0.24%
             2007                  1.10%    2.85%    12.02     14.66    18,422,757     266,663,938    12.10%     14.02%      0.50%
             2006                  1.15%    2.85%    12.55     12.87    10,522,063     134,453,898     9.24%     11.01%      0.09%
FIDELITY VIP OVERSEAS INITIAL CLASS
             2010                  1.40%    2.15%    13.38     18.87       169,524       2,285,225    10.71%     11.54%      1.31%
             2009                  1.40%    2.15%    12.00     17.04       212,209       2,561,986    23.84%     24.77%      1.96%
             2008                  1.40%    2.15%     9.61     13.76       278,109       2,693,356   -45.00%    -44.59%      2.30%
             2007                  1.40%    2.35%    17.35     25.02       377,037       6,583,118    14.82%     15.68%      3.30%
             2006                  1.40%    2.15%    15.00     21.79       488,806       7,368,801    15.57%     16.44%      0.92%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS 2
             2010                  0.65%    2.85%   $ 9.25    $19.21     6,387,666  $   87,005,111     9.66%     12.10%      1.25%
             2009                  0.65%    2.85%     8.34     17.25     6,143,849      76,136,561    22.68%     25.40%      1.86%
             2008                  0.65%    2.85%     6.94     13.85     7,199,120      72,016,219   -45.51%    -44.60%      2.44%
             2007                  1.15%    2.80%    12.61     25.03     7,192,637     131,134,843    13.82%     15.60%      2.94%
             2006                  1.25%    2.80%    10.97     21.67     7,119,275     113,192,556    14.52%     16.31%      0.68%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
             2010                  0.65%    2.85%    10.65     11.93    43,099,161     498,814,149     9.51%     11.94%      6.56%
             2009                  0.65%    2.85%     9.72     10.72    40,161,631     419,768,277    31.79%     34.72%      9.07%
             2008                  0.65%    2.85%     7.37      8.01    45,663,538     358,972,880   -31.63%    -30.43%      5.51%
             2007                  1.10%    2.85%    11.00     11.53    30,630,668     350,024,275     0.84%      2.57%      3.16%
             2006     6/2/2006     1.15%    2.85%    10.72     11.25     6,957,894      78,020,239     0.29%     12.36%      0.10%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
             2010                  0.65%    2.80%     8.09     20.31     8,661,182     115,470,893    24.10%     26.80%      0.00%
             2009                  0.65%    2.80%     6.43     16.21     8,125,612      84,045,660    39.61%     42.64%      0.00%
             2008                  0.65%    2.80%     4.54     11.50     8,416,602      61,007,232   -44.09%    -43.13%      0.00%
             2007                  1.10%    2.80%     8.01     20.38     8,116,799      99,601,237     8.17%      9.97%      0.00%
             2006                  1.15%    2.80%     7.30     18.66     7,258,566      75,574,109     5.69%      7.34%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
             2010                  0.60%    2.85%     8.88      9.80    54,494,842     509,112,460     8.07%     10.47%      1.69%
             2009                  0.65%    2.85%     8.15      8.92    38,857,221     332,056,609    22.51%     25.23%      1.91%
             2008                  0.65%    2.85%     6.69      7.17    32,812,982     229,277,740   -38.88%    -37.80%      3.40%
             2007                  1.10%    2.85%    11.18     11.54    19,477,930     223,014,246     0.62%      2.30%      1.36%
             2006     6/2/2006     1.15%    2.80%    10.92     11.29     4,444,345      50,055,830     2.61%     15.87%      0.03%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
             2010                  0.65%    2.85%    15.36     16.79    40,764,015     663,735,354    11.23%     13.71%      1.44%
             2009                  0.65%    2.85%    13.81     14.85    43,922,491     634,785,795    15.35%     17.91%     13.76%
             2008                  0.65%    2.85%    11.97     12.67    32,135,561     398,547,664     3.22%      5.04%      3.61%
             2007                  1.10%    2.85%    11.44     12.08    14,537,470     173,292,272     7.94%      9.73%      2.53%
             2006                  1.15%    2.80%    10.76     11.02     5,794,344      63,394,259     9.66%     11.37%      2.84%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
             2010                  1.10%    2.80%     8.82     15.43     4,977,019      63,340,595     4.43%      6.22%      1.38%
             2009                  1.10%    2.80%     8.31     14.64     5,941,949      71,676,759    27.48%     29.67%      3.42%
             2008                  1.10%    2.80%     6.41     11.37     8,941,572      83,661,526   -43.92%    -42.95%      1.79%
             2007                  1.10%    2.80%    11.25     20.08    11,165,734     184,159,759    -0.48%      1.18%      1.38%
             2006                  1.15%    2.80%    12.73     19.99     9,557,112     157,168,558    18.45%     20.30%      1.27%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
             2010                  0.65%    2.45%    12.91     13.41     7,082,817      94,298,079     8.21%     10.17%      1.10%
             2009                  0.65%    2.45%    12.05     12.09     1,764,860      21,433,908    16.05%     16.35%      5.61%
             2008   12/18/2008     1.30%    1.55%    10.39     10.39         3,757          39,029     2.82%      4.56%      2.59%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
             2010                  1.40%    2.35%     4.12     12.80       507,972       3,167,577    12.80%     13.88%      0.73%
             2009                  1.40%    2.35%     3.64     11.32       603,996       3,291,006    18.27%     19.40%      0.61%
             2008                  1.40%    2.35%     3.06      9.56       748,284       3,358,095   -43.83%    -43.29%      0.00%
             2007                  1.40%    2.35%     5.41     16.98       996,399       7,865,602     9.63%     10.46%      0.00%
             2006    4/28/2006     1.40%    2.55%     4.92     15.49     1,300,177       9,411,659    -1.98%     -1.22%      0.06%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
             2010                  1.30%    2.35%     9.25     12.53       169,708       1,684,412    12.53%     13.72%      0.52%
             2009                  1.30%    2.35%     8.19     10.95       200,661       1,748,252    17.92%     19.16%      0.26%
             2008                  1.30%    2.35%     6.92      9.29       273,162       1,996,280   -43.96%    -43.37%      0.00%
             2007                  1.30%    2.35%    12.29     16.57       348,396       4,499,119     9.14%     10.29%      0.00%
             2006    4/28/2006     1.30%    2.35%    11.22     15.51       417,948       4,908,825    -2.02%     -1.33%      0.00%
INVESCO V.I. CORE EQUITY SERIES I
             2010                  1.40%    2.35%     7.39     14.92     1,084,566      10,646,779     7.01%      8.03%      0.95%
             2009                  1.40%    2.35%     6.86     13.92     1,322,617      11,940,692    25.32%     26.51%      1.80%
             2008                  1.40%    2.35%     5.45     11.08     1,568,047      11,156,757   -31.77%    -31.11%      1.95%
             2007                  1.40%    2.35%     7.94     16.21     2,005,117      20,947,610     5.61%      6.61%      1.01%
             2006    4/28/2006     1.40%    2.35%     7.48     15.39     2,593,323      25,607,172     7.45%      8.14%      0.53%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY SERIES II
             2010                  1.30%    2.55%   $11.06    $14.99       308,954  $    3,809,067     6.50%      7.84%      0.79%
             2009                  1.30%    2.55%    10.32     13.98       340,947       3,868,376    24.76%     26.33%      1.52%
             2008                  1.30%    2.55%     8.23     11.12       430,419       3,828,214   -32.08%    -31.22%      1.74%
             2007                  1.30%    2.55%    12.04     15.84       519,086       6,677,207     5.37%      6.49%      0.84%
             2006    4/28/2006     1.30%    2.35%    11.38     15.04       688,914       8,237,493     7.28%      8.04%      0.53%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2010                  1.40%    2.35%    10.94     22.39       263,208       3,840,873    10.24%     11.29%      2.20%
             2009                  1.40%    2.35%     9.87     20.27       336,089       4,428,359    32.11%     33.36%      1.45%
             2008                  1.40%    2.35%     7.43     15.32       420,693       4,158,730   -41.76%    -41.21%      0.47%
             2007                  1.40%    2.35%    12.69     26.25       605,909      10,314,167    12.28%     13.12%      0.37%
             2006                  1.40%    2.55%    11.26     23.48       786,249      11,887,911    25.51%     26.45%      0.96%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
             2010                  1.30%    2.65%    18.52     21.96       172,385       3,412,347     9.74%     11.15%      1.80%
             2009                  1.30%    2.60%    16.77     19.89       212,633       3,784,526    31.43%     33.17%      1.36%
             2008                  1.30%    2.60%    12.68     15.07       271,812       3,639,727   -42.05%    -41.32%      0.41%
             2007                  1.30%    2.55%    21.74     25.55       371,367       8,469,878    11.68%     12.97%      0.36%
             2006                  1.30%    2.45%    19.37     23.16       423,372       8,546,047    24.79%     26.23%      1.01%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
             2010                  1.30%    2.65%    12.67     16.15     1,509,432      23,906,019     5.29%      6.72%      2.48%
             2009                  1.30%    2.65%    12.01     15.15     1,785,177      26,594,635    22.30%     23.96%      2.70%
             2008                  1.30%    2.65%     9.81     12.23     2,066,947      24,907,981   -18.26%    -17.14%      2.36%
             2007                  1.30%    2.65%    14.05     14.78     2,436,050      35,522,643     7.40%      8.86%      2.22%
             2006                  1.30%    2.65%    13.02     13.77     2,786,799      37,445,853     7.53%      8.99%      1.89%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
             2010                  1.30%    2.65%    13.05     22.15       433,483       8,185,966    22.24%     23.90%      0.00%
             2009                  1.30%    2.65%    10.66     18.01       539,746       8,235,735    40.67%     42.58%      0.00%
             2008                  1.30%    2.65%     7.57     12.73       664,109       7,127,862   -45.27%    -44.58%      0.05%
             2007                  1.30%    2.55%    13.82     23.14       904,616      17,592,253    18.68%     20.17%      0.07%
             2006                  1.30%    2.65%    15.29     19.40       946,465      15,346,221    10.45%     11.84%      0.00%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
             2010                  1.30%    2.20%    11.05     13.92       161,259       1,893,080    13.01%     14.03%      0.48%
             2009                  1.30%    2.20%     9.76     12.21       182,927       1,885,015    34.41%     35.63%      1.24%
             2008                  1.30%    2.45%     7.24      9.00       237,488       1,809,532   -46.15%    -45.52%      0.96%
             2007                  1.30%    2.45%    13.38     16.52       305,686       4,317,816     6.72%      7.95%      0.56%
             2006                  1.30%    2.45%    12.47     15.30       353,919       4,616,538    15.08%     16.41%      1.61%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
             2010    9/30/2010     0.65%    2.55%    12.30     12.42       215,895       2,669,105    -0.11%      8.17%      0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
             2010   11/15/2010     1.15%    2.80%    12.67     12.78       272,886       3,475,601     0.64%      5.16%      0.00%
LVIP AMERICAN GROWTH SERVICE CLASS II
             2010   11/15/2010     1.15%    2.90%    12.00     12.51     1,002,804      12,501,693    -5.95%      7.68%      0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
             2010   11/15/2010     1.15%    2.90%    11.58     12.19       716,818       8,707,074     0.81%      6.27%      0.00%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
             2010    9/30/2010     0.65%    2.80%    12.18     12.31       491,701       6,021,912     0.05%      6.50%      0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2010                  0.65%    2.80%    10.37     11.84     8,058,862      87,917,150    22.90%     25.57%      0.00%
             2009                  0.65%    2.85%     8.42      9.47     7,094,204      62,270,365    34.43%     37.43%      0.00%
             2008                  0.65%    2.85%     6.27      6.92     6,418,205      41,420,290   -40.85%    -39.80%      0.00%
             2007                  1.10%    2.85%    10.60     11.49     3,386,775      36,545,045     0.56%      2.24%      0.00%
             2006     6/2/2006     1.15%    2.80%    10.54     11.24       455,476       4,835,350    -1.18%     16.51%      0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
             2010   11/15/2010     0.75%    2.85%     9.87     10.15     1,401,242      14,135,797    -2.27%      1.40%      0.59%
LVIP CAPITAL GROWTH SERVICE CLASS
             2010                  0.65%    2.80%     9.09      9.82    14,883,910     144,635,021    15.39%     17.90%      0.00%
             2009                  0.65%    2.80%     7.88      8.33     6,996,813      57,764,897    30.81%     33.66%      0.11%
             2008                  0.65%    2.80%     6.06      6.19     1,248,367       7,720,820   -43.12%    -42.37%      0.00%
             2007     6/5/2007     1.10%    2.70%    10.63     10.74       121,888       1,304,575    -2.84%      9.70%      0.00%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
             2010                  0.65%    2.85%   $ 7.01    $ 7.59     9,934,577  $   72,646,063    14.36%     16.90%      0.00%
             2009                  0.65%    2.85%     6.13      6.49     8,708,761      55,042,103    33.62%     36.60%      0.00%
             2008                  0.65%    2.85%     4.58      4.72     8,333,923      38,920,478   -43.80%    -42.81%      1.32%
             2007     6/1/2007     1.10%    2.85%     8.16      8.25     3,891,548      31,969,536   -18.94%     -7.02%      0.59%
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
             2010                  0.65%    2.80%     8.71      9.40     1,678,328      15,228,244    21.02%     23.64%      0.00%
             2009                  0.65%    2.80%     7.19      7.60     1,005,257       7,453,659    20.92%     23.55%      0.41%
             2008                  0.65%    2.80%     5.95      6.11       636,739       3,857,022   -35.96%    -34.89%      0.33%
             2007     6/1/2007     1.15%    2.80%     9.29      9.38        87,108         814,572    -8.28%      2.76%      0.67%
LVIP CORE STANDARD CLASS
             2006                  1.40%    1.60%    11.54     11.54        13,155         151,833    12.36%     12.36%      0.79%
LVIP CORE SERVICE CLASS
             2006                  1.25%    2.80%    11.28     11.53       315,822       3,613,476    10.69%     12.25%      0.80%
LVIP DELAWARE BOND STANDARD CLASS
             2010                  1.30%    2.65%    12.12     17.65    12,528,320     202,938,969     5.65%      7.09%      3.28%
             2009                  1.30%    2.65%    11.46     16.50    14,710,742     223,876,924    15.79%     17.37%      4.14%
             2008                  1.30%    2.65%     9.88     14.07    17,222,416     224,703,303    -5.46%     -4.18%      4.36%
             2007                  1.30%    2.65%    10.44     14.70    21,356,530     292,323,892     2.69%      4.08%      4.72%
             2006                  1.30%    2.65%    10.15     14.13    24,595,170     325,383,540     1.98%      3.36%      4.24%
LVIP DELAWARE BOND SERVICE CLASS
             2010                  0.65%    2.90%    11.58     13.36   118,782,318   1,497,358,649     5.08%      7.42%      3.52%
             2009                  0.65%    2.85%    11.02     12.53    83,225,660     987,925,269    15.15%     17.71%      4.68%
             2008                  0.65%    2.85%     9.57     10.72    57,669,586     590,700,221    -5.98%     -4.32%      4.75%
             2007                  1.10%    2.85%    10.18     11.23    48,409,964     525,317,008     2.22%      3.97%      4.98%
             2006                  1.15%    2.85%     9.96     10.82    40,643,042     428,938,186     1.52%      3.15%      4.59%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
             2010   11/15/2010     0.75%    2.85%     9.96     10.09     1,228,387      12,318,833    -0.19%      0.07%      0.21%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2010                  1.30%    2.55%    10.92     15.50       882,963      13,017,473     9.65%     11.03%      2.51%
             2009                  1.30%    2.55%     9.96     14.07     1,115,182      14,893,081    28.67%     30.29%      1.52%
             2008                  1.30%    2.65%     7.73     10.81     1,511,001      15,329,718   -34.97%    -34.09%      5.79%
             2007                  1.30%    2.65%    11.87     16.54     2,317,237      36,186,157     3.59%      5.00%      1.67%
             2006                  1.30%    2.65%    11.45     15.89     2,597,901      39,013,663    11.63%     13.03%      1.39%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
             2010                  0.65%    2.85%    10.26     14.88     2,214,985      29,667,952     9.05%     11.48%      2.34%
             2009                  0.65%    2.85%     9.22     13.44     2,908,852      35,537,545    27.96%     30.81%      1.20%
             2008                  0.65%    2.85%     7.43     10.35     4,435,530      41,922,453   -35.26%    -34.15%      6.46%
             2007                  1.15%    2.85%    11.28     15.75     4,099,903      59,389,376     3.18%      4.90%      1.60%
             2006                  1.15%    2.80%    11.67     15.04     2,226,993      31,324,052    11.07%     12.75%      1.63%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
             2010                  0.75%    2.80%     9.26     10.36     3,514,396      35,521,339     9.44%     11.70%      0.67%
             2009                  0.75%    2.80%     8.30      9.32     3,192,725      29,147,328    20.81%     23.31%      0.91%
             2008                  0.75%    2.80%     7.19      7.60     2,365,920      17,695,340   -37.76%    -36.73%      1.06%
             2007                  1.15%    2.80%    11.55     12.02     1,889,411      22,449,840     2.93%      4.54%      1.19%
             2006                  1.25%    2.80%    11.28     11.50       944,449      10,787,344     9.32%     10.69%      1.43%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2010                  1.30%    2.65%    10.09     16.31       859,633      12,406,132     8.65%     10.13%      0.58%
             2009                  1.30%    2.65%     9.27     14.92     1,015,178      13,335,713    26.60%     28.32%      0.67%
             2008                  1.30%    2.65%     7.31     11.72     1,260,321      12,930,385   -36.13%    -35.26%      0.83%
             2007                  1.30%    2.65%    11.43     18.23     1,584,462      25,166,950     0.27%      1.64%      0.84%
             2006                  1.30%    2.65%    15.19     18.07     1,777,660      27,934,321     9.37%     10.86%      0.85%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
             2010                  0.65%    2.80%     9.41     15.21     3,768,826      49,233,488     8.22%     10.46%      0.26%
             2009                  0.65%    2.70%     8.54     13.86     4,055,609      49,637,690    26.09%     28.70%      0.36%
             2008                  0.65%    2.70%     7.31     10.85     4,384,397      42,910,993   -36.38%    -35.45%      0.55%
             2007                  1.25%    2.80%    11.43     16.82     4,848,658      75,403,936    -0.03%      1.43%      0.64%
             2006                  1.25%    2.70%    11.67     16.60     4,897,457      76,874,132     9.04%     10.63%      0.68%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
             2010                  0.65%    2.80%   $ 8.92    $ 9.64     2,926,149  $   27,220,347    26.59%     29.33%      0.51%
             2009                  0.65%    2.80%     7.04      7.45     1,579,299      11,479,826    26.40%     29.15%      0.66%
             2008                  0.65%    2.80%     5.59      5.71     1,463,515       8,306,542   -38.51%    -37.64%      1.24%
             2007    6/12/2007     1.25%    2.65%     9.08      9.16       364,016       3,326,595    -9.80%      2.13%      0.99%
LVIP GLOBAL INCOME SERVICE CLASS
             2010                  0.60%    2.85%    11.26     11.67    20,536,946     235,905,015     6.34%      8.71%      3.35%
             2009     7/1/2009     0.65%    2.85%    10.59     10.74     5,360,215      57,213,255    -0.15%      6.19%      2.72%
LVIP GROWTH STANDARD CLASS
             2006                  1.40%    1.65%    11.31     11.36        10,237         116,096     4.44%      4.70%      0.00%
LVIP GROWTH SERVICE CLASS
             2006                  1.15%    2.80%    11.07     11.34       679,394       7,655,941     2.99%      4.60%      0.00%
LVIP GROWTH OPPORTUNITIES SERVICE CLASS
             2006                  1.25%    2.80%    12.14     12.44       306,765       3,794,567     6.86%      8.53%      0.00%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
             2010                  1.30%    2.65%    10.94     14.97       215,585       2,825,485     8.54%      9.91%      0.70%
             2009                  1.30%    2.55%    10.07     13.74       236,966       2,833,177    35.04%     36.74%      0.81%
             2008                  1.30%    2.55%     7.46     10.13       278,559       2,443,401   -42.31%    -41.59%      0.68%
             2007                  1.30%    2.55%    12.92     17.31       298,124       4,493,378    17.38%     18.86%      0.26%
             2006                  1.30%    2.55%    12.26     14.72       330,585       4,267,592     6.91%      8.26%      0.19%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
             2010                  0.65%    2.80%    10.64     14.44     4,790,609      63,658,856     8.01%     10.25%      0.52%
             2009                  0.75%    2.80%     9.67     13.17     4,489,735      54,781,676    34.36%     37.14%      0.95%
             2008                  0.75%    2.80%     7.41      9.66     2,805,952      24,856,506   -42.60%    -41.64%      0.51%
             2007                  1.15%    2.80%    12.91     16.59     2,223,674      34,519,014    16.80%     18.62%      0.08%
             2006                  1.25%    2.80%    11.11     14.00     1,196,126      16,166,073     6.54%      8.04%      0.00%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
             2010   11/16/2010     1.15%    2.90%    10.54     10.84       300,856       3,246,962     0.07%      1.53%      1.12%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
             2010                  0.60%    2.85%     7.91      8.56    11,583,789      96,896,427     9.66%     12.09%      0.58%
             2009                  0.65%    2.85%     7.21      7.64     7,190,493      53,643,846    31.70%     34.63%      0.83%
             2008                  0.65%    2.85%     5.48      5.63     4,128,581      23,019,042   -50.50%    -49.65%      1.05%
             2007     6/1/2007     1.15%    2.85%    11.06     11.18     1,856,720      20,680,646    -4.83%     14.91%      0.98%
LVIP MFS VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.02      8.69    48,122,826     409,771,177     8.19%     10.59%      1.24%
             2009                  0.65%    2.85%     7.42      7.86    29,898,812     231,005,259    17.28%     19.89%      1.61%
             2008                  0.65%    2.85%     6.33      6.50    12,586,764      81,499,360   -34.33%    -33.23%      1.97%
             2007     6/5/2007     1.15%    2.80%     9.64      9.74     1,167,639      11,323,296    -4.50%      5.67%      1.27%
LVIP MID-CAP VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.17      8.85     4,779,106      40,801,285    20.12%     22.79%      0.01%
             2009                  0.65%    2.85%     6.80      7.21     3,294,804      23,145,869    38.09%     41.17%      0.30%
             2008                  0.65%    2.85%     4.93      5.07     2,592,831      13,021,942   -42.52%    -41.50%      0.09%
             2007     6/5/2007     1.10%    2.85%     8.57      8.66     1,598,830      13,800,842   -15.89%     -7.65%      0.28%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2010                  1.30%    2.65%    10.55     19.61     1,202,225      22,423,804    -0.21%      1.14%      3.16%
             2009                  1.30%    2.65%    10.55     19.53     1,444,227      26,747,196    18.06%     19.67%      3.16%
             2008                  1.30%    2.65%     8.92     16.45     1,825,281      28,349,359   -38.31%    -37.47%      4.45%
             2007                  1.30%    2.65%    14.45     26.50     2,434,134      60,083,052     8.57%     10.05%      1.89%
             2006                  1.30%    2.65%    13.29     24.26     2,835,163      64,314,382    26.61%     28.33%      2.99%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.52     18.25     7,872,078     111,459,611    -0.66%      1.55%      3.15%
             2009                  0.65%    2.85%     8.67     18.10     7,692,810     111,025,754    17.53%     20.14%      2.98%
             2008                  0.65%    2.85%     7.59     15.17     8,454,702     105,135,796   -38.59%    -37.54%      4.54%
             2007                  1.15%    2.85%    14.45     24.34     9,014,480     185,875,399     8.08%      9.83%      1.82%
             2006                  1.25%    2.85%    13.90     22.18     8,430,392     164,122,807    26.11%     28.07%      2.87%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MONEY MARKET STANDARD CLASS
             2010                  1.30%    2.65%   $ 9.50    $11.71     6,137,587  $   66,685,675    -2.57%     -1.24%      0.05%
             2009                  1.30%    2.65%     9.75     11.87     9,480,305     104,203,478    -2.32%     -0.99%      0.32%
             2008                  1.30%    2.65%     9.98     12.00    16,028,543     178,597,067    -0.33%      1.02%      2.26%
             2007                  1.30%    2.65%    10.02     11.89    11,203,496     124,212,124     2.22%      3.61%      4.84%
             2006                  1.30%    2.65%     9.80     11.49     9,944,798     106,534,813     1.94%      3.33%      4.58%
LVIP MONEY MARKET SERVICE CLASS
             2010                  0.60%    2.85%     9.44     10.60    33,514,174     342,966,801    -2.77%     -0.61%      0.04%
             2009                  0.65%    2.85%     9.69     10.73    41,001,437     425,778,435    -2.73%     -0.57%      0.09%
             2008                  0.65%    2.85%     9.94     10.85    58,655,759     619,101,956    -0.78%      0.92%      1.91%
             2007                  1.15%    2.85%    10.00     10.77    26,010,828     273,357,558     1.76%      3.40%      4.59%
             2006                  1.25%    2.85%     9.81     10.41    16,178,038     165,087,589     1.54%      3.12%      4.41%
LVIP SSGA BOND INDEX SERVICE CLASS
             2010                  0.65%    2.90%    10.82     11.43    85,241,062     948,775,048     2.74%      5.02%      2.10%
             2009                  0.65%    2.85%    10.53     10.89    45,904,548     491,682,947     1.33%      3.59%      2.21%
             2008    6/24/2008     0.65%    2.85%    10.39     10.51    12,107,364     126,524,359     2.17%      6.13%      0.95%
LVIP SSgA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
             2010   11/17/2010     1.30%    2.80%    10.39     10.45       282,388       2,944,310     0.50%      1.74%      0.00%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
             2010   11/17/2010     1.30%    2.70%    10.35     10.41     1,020,141      10,594,850     0.00%      1.55%      0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
             2010                  0.65%    2.85%     9.07      9.59    14,813,167     138,293,111     3.99%      6.31%      1.23%
             2009                  0.65%    2.85%     8.72      9.02     7,672,745      68,094,266    40.27%     43.39%      1.72%
             2008    6/26/2008     0.65%    2.85%     6.22      6.29     2,737,409      17,122,014   -36.36%     20.35%      2.37%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
             2010                  0.65%    2.85%    13.71     14.50    11,936,863     168,453,712    23.87%     26.62%      1.10%
             2009                  0.65%    2.85%    11.07     11.45     7,338,465      82,652,795    84.14%     88.24%      1.48%
             2008    6/26/2008     0.65%    2.85%     6.01      6.08     2,345,082      14,179,848   -38.84%     21.08%      1.46%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
             2010                  0.65%    2.80%     9.21     11.09     5,918,960      63,997,052     5.48%      7.78%      0.84%
             2009                  0.65%    2.85%     8.61     10.35     5,385,891      54,613,994    26.80%     29.49%      5.30%
             2008                  0.75%    2.85%     7.13      8.03     8,907,561      70,291,413   -42.29%    -41.27%      0.30%
             2007                  1.10%    2.85%    13.16     13.69     8,376,524     113,226,459     7.69%      9.37%      0.73%
             2006                  1.25%    2.80%    12.22     12.52     4,704,780      58,537,754    13.04%     14.81%      0.64%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
             2010                  0.65%    2.85%     8.17      8.64    23,605,346     198,623,794     3.78%      6.09%      1.49%
             2009                  0.65%    2.85%     7.88      8.15    11,816,356      94,717,158    23.95%     26.71%      1.91%
             2008    6/26/2008     0.65%    2.85%     6.36      6.43     3,478,166      22,232,589   -35.72%     18.05%      1.74%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
             2010                  0.65%    2.85%    10.50     11.10    26,778,012     289,254,755    15.56%     18.13%      1.21%
             2009                  0.65%    2.85%     9.09      9.40    15,341,530     141,798,422    31.16%     34.08%      1.51%
             2008    6/26/2008     0.65%    2.85%     6.93      7.01     4,737,060      33,002,221   -31.01%      9.87%      0.83%
LVIP SSgA MODERATE INDEX ALLOCATION SERVICE CLASS
             2010   11/16/2010     1.15%    2.60%    10.61     10.67       386,790       4,120,405    -0.04%      2.82%      0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
             2010   11/16/2010     0.75%    2.90%    10.51     10.75     2,706,824      28,557,076     0.32%      2.75%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
             2010   11/18/2010     1.15%    2.80%    10.74     10.81       542,212       5,847,902    -0.04%      2.21%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
             2010   11/18/2010     0.75%    2.70%    10.80     10.89     1,483,235      16,077,151     0.03%      3.66%      0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
             2010                  1.40%    2.60%     9.37      9.99       204,002       2,012,755    11.84%     13.13%      1.25%
             2009                  1.40%    2.55%     8.67      8.83       176,761       1,551,468    23.86%     24.36%      1.79%
             2008                  1.40%    1.80%     7.05      7.10        70,013         496,689   -38.19%    -38.07%      6.15%
             2007    4/27/2007     1.40%    1.60%    11.41     11.47        22,682         259,980    -1.64%     -1.51%      1.11%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA S&P 500 INDEX SERVICE CLASS
             2010                  0.65%    2.85%   $ 8.77    $ 9.94    43,337,481  $  418,910,568    11.23%     13.71%      1.14%
             2009                  0.65%    2.85%     7.77      8.79    25,348,953     217,699,880    22.25%     24.97%      1.56%
             2008                  0.65%    2.85%     6.68      7.08     9,350,393      64,897,157   -39.08%    -38.06%      5.62%
             2007    4/27/2007     1.15%    2.80%    10.79     11.44     1,724,252      19,455,047    -3.29%      1.87%      1.23%
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
             2010                  0.65%    2.85%     8.68      9.40    13,551,043     122,688,382    22.34%     25.06%      0.36%
             2009                  0.65%    2.85%     7.10      7.52     8,628,513      63,133,650    22.17%     24.89%      0.65%
             2008                  0.65%    2.85%     5.81      5.98     4,021,344      23,798,001   -35.96%    -34.86%      1.31%
             2007     6/5/2007     1.10%    2.80%     9.08      9.18       733,570       6,708,346   -10.14%     -0.28%      0.79%
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
             2010                  0.65%    2.85%    13.07     13.81     7,055,885      94,875,875    23.85%     26.61%      1.81%
             2009                  0.65%    2.85%    10.55     10.91     4,142,174      44,470,690    47.05%     50.31%      1.90%
             2008    6/26/2008     0.65%    2.85%     7.18      7.26     1,385,280       9,999,517   -34.57%     11.96%      1.49%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
             2010                  0.65%    2.85%     8.72      9.44     7,849,330      71,341,526    13.17%     15.68%      0.00%
             2009                  0.65%    2.85%     7.71      8.16     5,541,855      43,985,519    38.79%     41.80%      0.00%
             2008                  0.65%    2.80%     5.56      5.70     1,771,051      10,018,182   -43.59%    -42.71%      0.00%
             2007     6/1/2007     1.25%    2.80%     9.85      9.94       678,322       6,726,069    -4.45%      2.43%      0.20%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2010                  1.30%    2.65%    12.40     19.27       169,937       2,874,844    25.02%     26.71%      0.00%
             2009                  1.30%    2.65%     9.90     15.34       164,956       2,212,388    42.51%     44.45%      0.10%
             2008                  1.30%    2.65%     6.94     10.71       149,632       1,390,133   -44.28%    -43.52%      0.00%
             2007                  1.30%    2.65%    15.81     19.12       166,583       2,745,922    10.62%     12.12%      0.00%
             2006                  1.30%    2.65%    14.19     17.02       154,402       2,284,009     6.41%      7.86%      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
             2010                  0.65%    2.85%    11.59     18.38     3,027,569      47,561,006    24.46%     27.23%      0.00%
             2009                  0.65%    2.85%     9.13     14.55     2,315,538      28,997,538    41.87%     45.02%      0.00%
             2008                  0.65%    2.85%     6.90     10.10     1,579,142      13,817,663   -44.53%    -43.57%      0.00%
             2007                  1.15%    2.85%    12.22     17.94     1,103,701      17,411,256    10.12%     12.00%      0.00%
             2006                  1.15%    2.85%    11.55     16.05       771,700      11,235,624     5.94%      7.65%      0.00%
LVIP TEMPLETON GROWTH SERVICE CLASS
             2010                  0.65%    2.90%     7.53      8.15    13,007,007     102,455,858     3.31%      5.61%      1.78%
             2009                  0.65%    2.85%     7.29      7.72    10,349,314      77,857,452    24.21%     26.98%      1.55%
             2008                  0.65%    2.85%     5.87      6.03    11,336,582      67,756,355   -39.61%    -38.58%      2.42%
             2007     6/1/2007     1.10%    2.80%     9.72      9.82     4,655,053      45,556,801    -4.11%      3.03%      2.40%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
             2010                  0.65%    2.80%     9.49     10.26     2,994,921      29,442,450    23.44%     26.12%      0.00%
             2009                  0.65%    2.80%     7.67      8.14     1,924,863      15,157,607    43.96%     47.09%      0.00%
             2008                  0.65%    2.80%     5.31      5.49     1,899,168      10,252,684   -50.83%    -49.99%      0.00%
             2007     6/4/2007     1.10%    2.80%    10.78     10.98     1,108,808      12,033,221     1.67%      9.71%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
             2010                  0.65%    2.80%     9.11     10.14     2,793,737      27,532,649    14.39%     16.88%      0.77%
             2009                  0.65%    2.80%     7.81      8.73     3,150,307      26,857,754    19.60%     22.20%      0.97%
             2008                  0.65%    2.80%     6.70      7.19     3,076,733      21,692,955   -40.18%    -39.18%      1.67%
             2007                  1.15%    2.80%    11.02     11.83     1,991,296      23,290,149     1.22%      2.90%      1.11%
             2006                  1.15%    2.80%    11.23     11.50     1,382,666      15,800,547     7.93%      9.61%      1.35%
LVIP WILSHIRE 2010 PROFILE SERVICE CLASS
             2010                  0.75%    2.80%     9.98     10.74       828,075       8,599,298     8.11%     10.35%      0.81%
             2009                  0.75%    2.80%     9.25      9.74       958,871       9,115,520    20.79%     23.17%      1.76%
             2008                  0.75%    2.70%     7.66      7.85       754,985       5,875,176   -26.12%    -24.97%      2.27%
             2007    7/11/2007     1.15%    2.70%    10.37     10.47       122,994       1,280,748     0.02%      6.47%      0.41%
LVIP WILSHIRE 2020 PROFILE SERVICE CLASS
             2010                  0.75%    2.80%     9.59     10.33     1,816,906      18,173,482     8.67%     10.92%      0.68%
             2009                  0.75%    2.80%     8.82      9.31     1,720,813      15,652,752    21.89%     24.41%      1.71%
             2008                  0.75%    2.80%     7.25      7.43     1,286,969       9,484,720   -29.01%    -27.90%      1.65%
             2007    6/14/2007     1.15%    2.70%    10.21     10.31       210,936       2,167,954    -1.81%      7.80%      0.36%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE 2030 PROFILE SERVICE CLASS
             2010                  0.75%    2.85%   $ 9.37    $10.10     1,090,359  $   10,633,763     9.10%     11.42%      0.55%
             2009                  0.75%    2.85%     8.58      9.07     1,223,378      10,817,678    24.06%     26.70%      1.59%
             2008                  0.75%    2.85%     6.94      7.09       646,887       4,561,711   -32.79%    -31.84%      0.93%
             2007     6/5/2007     1.30%    2.70%    10.32     10.41        90,098         934,122    -2.40%      8.65%      0.40%
LVIP WILSHIRE 2040 PROFILE SERVICE CLASS
             2010                  1.15%    2.85%     8.86      9.42       681,006       6,293,112    10.20%     12.09%      0.56%
             2009                  1.15%    2.85%     8.04      8.37       624,977       5,177,281    26.96%     28.94%      1.27%
             2008                  1.30%    2.85%     6.35      6.49       517,107       3,326,300   -37.43%    -36.54%      0.24%
             2007    7/16/2007     1.30%    2.70%    10.15     10.23        39,057         397,179    -2.92%      4.57%      1.08%
LVIP WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
             2010                  0.65%    2.90%    11.56     12.64    30,806,255     378,674,328     7.13%      9.52%      3.58%
             2009                  0.65%    2.85%    10.70     11.61    27,297,773     309,685,249    21.05%     23.61%      4.15%
             2008                  0.75%    2.85%     8.92      9.44    21,489,015     199,198,042   -20.94%    -19.58%      2.03%
             2007                  1.15%    2.85%    11.23     11.75    13,219,924     153,394,188     4.49%      6.28%      1.94%
             2006                  1.15%    2.85%    10.79     11.07     7,119,991      78,175,548     6.00%      7.71%      1.52%
LVIP WILSHIRE MODERATE PROFILE SERVICE CLASS
             2010                  0.65%    2.85%    11.16     12.54    88,617,281   1,078,285,914     8.54%     10.96%      2.80%
             2009                  0.65%    2.85%    10.08     11.37    80,244,518     890,296,676    24.14%     26.90%      4.21%
             2008                  0.65%    2.85%     8.39      9.01    73,977,108     654,007,813   -28.87%    -27.61%      1.88%
             2007                  1.10%    2.85%    11.98     12.47    52,232,085     642,331,532     5.99%      7.65%      1.28%
             2006                  1.25%    2.80%    11.30     11.58    32,019,579     367,914,736     8.68%     10.38%      0.92%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
             2010                  0.65%    2.85%    10.24     12.02    55,624,756     649,763,390     9.27%     11.70%      2.66%
             2009                  0.65%    2.85%     9.35     10.82    51,327,593     543,175,797    25.09%     27.88%      4.39%
             2008                  0.65%    2.85%     7.77      8.51    48,840,768     408,610,151   -35.45%    -34.31%      0.83%
             2007                  1.10%    2.85%    12.46     12.98    36,610,548     469,022,681     6.46%      8.18%      1.56%
             2006                  1.25%    2.85%    11.71     12.00    20,741,324     246,977,890    10.71%     12.44%      0.99%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
             2010                  0.65%    2.45%    15.41     15.92       630,717       9,982,968    16.44%     18.26%      0.39%
             2009                  0.65%    2.20%    13.45     13.45       355,079       4,767,170    25.03%     25.03%      0.39%
             2008   12/18/2008     0.75%    1.15%    10.75     10.75         3,019          32,465     1.80%      3.60%      0.41%
MFS VIT CORE EQUITY SERVICE CLASS
             2010                  1.30%    2.65%    10.44     14.91       214,952       2,729,647    13.81%     15.35%      0.92%
             2009                  1.30%    2.65%     9.16     13.07       268,829       2,974,261    28.78%     30.53%      1.41%
             2008                  1.30%    2.65%     7.10     10.39       353,475       3,042,352   -40.91%    -40.11%      0.42%
             2007                  1.30%    2.65%    13.49     17.47       424,313       6,074,976     7.97%      9.44%      0.09%
             2006                  1.30%    2.65%    12.41     16.22       491,941       6,464,047    10.53%     12.04%      0.17%
MFS VIT GROWTH INITIAL CLASS
             2010                  1.40%    2.35%    12.39     17.93       252,322       3,148,241    12.66%     13.73%      0.12%
             2009                  1.40%    2.35%    10.90     15.88       298,447       3,274,416    34.48%     35.76%      0.32%
             2008                  1.40%    2.35%     8.03     11.79       378,142       3,066,522   -38.87%    -38.29%      0.24%
             2007                  1.40%    2.35%    13.00     19.24       517,426       6,774,625    18.60%     19.49%      0.00%
             2006                  1.40%    2.15%    10.88     16.22       687,510       7,517,503     5.60%      6.39%      0.00%
MFS VIT GROWTH SERVICE CLASS
             2010                  0.65%    2.80%     6.13     17.99     1,377,501      14,515,038    11.85%     14.16%      0.00%
             2009                  0.75%    2.80%     5.43     15.94     1,133,560      10,054,060    33.74%     35.76%      0.03%
             2008                  1.15%    2.65%     4.02     11.82       934,809       6,038,525   -39.18%    -38.35%      0.00%
             2007                  1.30%    2.65%     6.56     18.98     1,044,638      10,822,665    17.71%     19.31%      0.00%
             2006                  1.30%    2.65%     5.52     16.05     1,182,456      10,083,571     5.01%      6.22%      0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
             2010                  1.40%    2.35%    13.25     15.28       930,794      14,141,260     7.38%      8.40%      2.78%
             2009                  1.40%    2.35%    12.25     14.10     1,122,524      15,719,007    15.29%     16.39%      3.99%
             2008                  1.40%    2.35%    10.55     12.11     1,434,962      17,288,570   -23.95%    -23.22%      3.27%
             2007                  1.40%    2.35%    13.76     15.77     1,988,068      31,231,708     1.79%      2.77%      2.67%
             2006                  1.40%    2.35%    13.42     15.35     2,647,641      40,422,820     9.30%     10.34%      2.40%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT TOTAL RETURN SERVICE CLASS
             2010                  0.65%    2.85%   $ 9.89    $14.10    26,324,559  $  320,891,076     6.55%      8.92%      2.53%
             2009                  0.65%    2.85%     9.17     13.04    25,879,249     296,846,148    14.42%     16.96%      3.36%
             2008                  0.65%    2.85%     8.32     11.24    25,474,232     256,544,245   -24.51%    -23.17%      2.88%
             2007                  1.10%    2.85%    11.02     14.67    25,882,431     346,662,283     1.01%      2.75%      2.31%
             2006                  1.15%    2.85%    10.91     14.31    24,265,011     322,763,764     8.49%     10.24%      2.04%
MFS VIT UTILITIES INITIAL CLASS
             2010                  1.40%    2.35%    20.57     31.41       528,719      12,359,268    11.17%     12.23%      3.15%
             2009                  1.40%    2.35%    18.36     28.19       886,526      18,430,756    30.12%     31.37%      5.42%
             2008                  1.40%    2.35%    14.01     21.62       995,022      15,767,161   -39.12%    -38.54%      1.59%
             2007                  1.40%    2.35%    22.83     35.45     1,272,814      32,805,573    25.18%     26.12%      1.00%
             2006                  1.40%    2.15%    18.14     28.32     1,684,550      34,300,683    28.47%     29.44%      2.06%
MFS VIT UTILITIES SERVICE CLASS
             2010                  0.65%    2.85%    11.62     31.03     9,659,921     176,418,368    10.32%     12.77%      3.03%
             2009                  0.65%    2.85%    10.41     27.90    10,128,784     167,168,663    29.14%     32.01%      5.05%
             2008                  0.65%    2.85%     8.88     21.44    12,430,632     159,125,862   -39.56%    -38.49%      1.28%
             2007                  1.10%    2.85%    14.44     35.18    12,469,463     266,499,134    23.97%     26.10%      0.71%
             2006                  1.15%    2.85%    13.90     28.15     8,120,398     137,578,687    27.34%     29.34%      1.71%
MORGAN STANLEY UIF CAPITAL GROWTH CLASS II
             2010                  0.65%    1.65%    20.24     20.67        61,149       1,257,711    20.61%     21.82%      0.00%
             2009                  0.65%    1.65%    16.95     16.95        41,902         709,340    63.92%     63.92%      0.00%
             2008   12/22/2008     0.75%    0.75%    10.34     10.34           845           8,735     2.74%      2.74%      0.00%
NB AMT MID-CAP GROWTH I CLASS
             2010                  1.15%    2.80%    12.49     19.87     3,131,370      53,220,622    25.54%     27.62%      0.00%
             2009                  1.15%    2.80%     9.79     15.59     3,722,577      49,806,670    27.96%     30.09%      0.00%
             2008                  1.15%    2.80%     7.52     12.00     4,977,879      51,364,563   -44.94%    -44.02%      0.00%
             2007                  1.15%    2.80%    14.26     21.59     6,187,385     114,623,693    19.15%     21.01%      0.00%
             2006                  1.25%    2.80%    12.42     17.95     5,831,644      90,256,338    11.64%     13.27%      0.00%
NB AMT REGENCY I CLASS
             2010                  1.15%    2.85%    10.63     19.29     3,131,986      55,143,709    22.64%     24.74%      0.68%
             2009                  1.15%    2.85%     8.61     15.57     3,960,978      56,317,829    42.44%     44.88%      1.67%
             2008                  1.15%    2.85%     6.01     10.69     5,282,840      52,195,507   -47.35%    -46.44%      1.13%
             2007                  1.15%    2.85%    11.29     20.14     6,588,064     122,165,598     0.40%      2.12%      0.43%
             2006                  1.15%    2.85%    11.82     19.90     7,198,734     132,629,385     8.04%      9.78%      0.41%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
             2010                  0.65%    2.20%    17.26     17.69       218,942       3,814,587    13.64%     14.95%      0.82%
             2009                  0.65%    1.80%    15.22     15.22        82,118       1,260,958    37.09%     37.09%      0.17%
             2008   12/26/2008     1.65%    1.65%    11.10     11.10           916          10,166     3.71%      3.71%      0.00%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
             2010                  0.65%    2.80%    14.99     15.53       774,132      11,842,341    20.82%     23.44%     15.68%
             2009     7/1/2009     0.65%    2.80%    12.41     12.58       331,446       4,144,190     3.62%     29.90%      6.63%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2010                  1.30%    2.65%    11.08     13.33       247,720       2,883,922    -0.21%      1.14%      1.96%
             2009                  1.30%    2.65%    11.03     13.18       286,303       3,309,551    22.71%     24.38%      0.00%
             2008                  1.30%    2.65%     8.92     10.59       537,709       5,006,622   -19.24%    -18.15%      0.00%
             2007                  1.30%    2.65%    10.97     12.94       465,168       5,315,847    -2.96%     -1.88%      0.84%
             2006                  1.30%    2.40%    11.26     13.32       635,211       7,443,615     0.35%      1.46%      0.35%
PUTNAM VT GROWTH & INCOME CLASS IB
             2010                  1.30%    2.35%    10.89     13.41       175,377       2,005,396    11.72%     12.90%      1.61%
             2009                  1.30%    2.35%     9.71     11.98       217,059       2,203,940    26.80%     28.14%      3.12%
             2008                  1.30%    2.35%     7.63      9.43       332,327       2,633,726   -40.12%    -39.49%      2.24%
             2007                  1.30%    2.35%    12.68     15.72       432,588       5,673,498    -8.22%     -7.25%      1.33%
             2006                  1.30%    2.35%    13.77     17.31       518,444       7,357,174    13.39%     14.41%      1.54%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                                        AGGREGATE      AGGREGATE
                                                                         COST OF       PROCEEDS
SUBACCOUNT                                                              PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                 $  6,067,807   $  7,966,473
ABVPSF Growth and Income Class B                                         9,328,419     18,236,273
ABVPSF International Value Class B                                      65,072,955     10,223,659
ABVPSF Large Cap Growth Class B                                            182,640      3,076,539
ABVPSF Small/Mid Cap Value Class B                                      36,686,574     19,842,038
American Century VP Inflation Protection Class II                      139,554,485     46,194,601
American Funds Global Growth Class 2                                    49,431,299     27,810,883
American Funds Global Small Capitalization Class 2                      86,812,379     34,107,841
American Funds Growth Class 2                                          111,852,491    178,264,273
American Funds Growth-Income Class 2                                   173,685,402    150,628,938
American Funds International Class 2                                   100,186,070     64,185,524
BlackRock Global Allocation V.I. Class III                             380,472,225      3,511,442
Delaware VIP Diversified Income Service Class                          292,697,721     33,265,503
Delaware VIP Emerging Markets Service Class                             69,822,130     23,692,973
Delaware VIP High Yield Standard Class                                  10,667,590      7,591,558
Delaware VIP High Yield Service Class                                   98,300,927     62,843,820
Delaware VIP International Value Equity Standard Class                      15,574         74,041
Delaware VIP Limited-Term Diversified Income Service Class             307,589,835     18,564,938
Delaware VIP REIT Standard Class                                           423,673      1,163,647
Delaware VIP REIT Service Class                                         14,416,337     14,231,500
Delaware VIP Small Cap Value Standard Class                              1,365,716      3,215,757
Delaware VIP Small Cap Value Service Class                              29,941,588     42,040,377
Delaware VIP Smid Cap Growth Standard Class                              8,655,016        394,305
Delaware VIP Smid Cap Growth Service Class                              78,468,396      3,941,459
Delaware VIP Trend Standard Class                                        1,746,173     11,403,006
Delaware VIP Trend Service Class                                        10,222,108     86,661,502
Delaware VIP U.S. Growth Service Class                                  57,214,687      9,428,143
Delaware VIP Value Standard Class                                          272,341        863,766
Delaware VIP Value Service Class                                         9,748,027     15,951,064
DWS VIP Alternative Asset Allocation Plus Class B                       15,155,926      1,004,565
DWS VIP Equity 500 Index Class A                                           941,622      4,411,024

                                                                        AGGREGATE      AGGREGATE
                                                                         COST OF       PROCEEDS
SUBACCOUNT                                                              PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------------
DWS VIP Equity 500 Index Class B                                      $  2,672,009   $  5,591,350
DWS VIP Small Cap Index Class A                                            261,559      1,804,792
DWS VIP Small Cap Index Class B                                          2,728,983      6,472,601
Fidelity VIP Contrafund Service Class 2                                 95,140,720     76,934,802
Fidelity VIP Equity-Income Initial Class                                   151,505      1,577,146
Fidelity VIP Equity-Income Service Class 2                                 820,223     10,171,913
Fidelity VIP Growth Initial Class                                          194,069      1,191,798
Fidelity VIP Growth Service Class 2                                     16,514,910     13,517,197
Fidelity VIP Mid Cap Service Class 2                                    80,891,346     17,241,691
Fidelity VIP Overseas Initial Class                                        115,159        615,628
Fidelity VIP Overseas Service Class 2                                   11,900,514      9,544,243
FTVIPT Franklin Income Securities Class 2                              104,854,662     50,535,934
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                 22,770,905     14,288,494
FTVIPT Mutual Shares Securities Class 2                                148,093,021     11,730,223
FTVIPT Templeton Global Bond Securities Class 2                         51,340,434     97,905,174
FTVIPT Templeton Growth Securities Class 2                               4,553,937     16,202,750
Goldman Sachs VIT Large Cap Value Service Class                         65,250,812        215,696
Invesco V.I. Capital Appreciation Series I                                  52,882        601,427
Invesco V.I. Capital Appreciation Series II                                110,138        407,835
Invesco V.I. Core Equity Series I                                          138,901      2,277,412
Invesco V.I. Core Equity Series II                                         143,472        496,489
Invesco V.I. International Growth Series I                                 113,636      1,050,986
Invesco V.I. International Growth Series II                                191,630        892,409
Janus Aspen Series Balanced Service Class                                2,230,867      6,169,392
Janus Aspen Series Enterprise Service Class                                189,870      1,999,793
Janus Aspen Series Worldwide Service Class                                 168,100        406,367
LVIP American Global Growth Service Class II                             2,497,637             68
LVIP American Global Small Capitalization Service Class II               3,231,169             --
LVIP American Growth Service Class II                                   12,017,619             --
LVIP American Growth-Income Service Class II                             8,341,179             --
LVIP American International Service Class II                             5,816,616             67
LVIP Baron Growth Opportunities Service Class                           15,624,750      7,471,066
LVIP BlackRock Inflation Protected Bond Service Class                   14,202,264        136,374
LVIP Capital Growth Service Class                                       71,478,206      6,085,456
LVIP Cohen & Steers Global Real Estate Service Class                    15,401,533      8,119,350
LVIP Columbia Value Opportunities Service Class                          7,582,597      2,385,664
LVIP Delaware Bond Standard Class                                       22,048,414     49,554,000
LVIP Delaware Bond Service Class                                       507,863,008     17,544,631
LVIP Delaware Diversified Floating Rate Service Class                   11,878,774             --
LVIP Delaware Foundation Aggressive Allocation Standard Class              405,120      3,422,975
LVIP Delaware Foundation Aggressive Allocation Service Class             5,427,258     13,729,694
LVIP Delaware Growth and Income Service Class                            7,593,354      4,901,168
LVIP Delaware Social Awareness Standard Class                              260,173      2,444,314
LVIP Delaware Social Awareness Service Class                             3,208,709      8,520,939
LVIP Delaware Special Opportunities Service Class                       14,233,497      3,534,546
LVIP Global Income Service Class                                       172,952,405      2,171,039
LVIP Janus Capital Appreciation Standard Class                             263,996        552,549
LVIP Janus Capital Appreciation Service Class                           12,679,535      9,837,567
LVIP JPMorgan High Yield Service Class                                   3,174,482         13,815
LVIP MFS International Growth Service Class                             47,310,449     13,169,622
LVIP MFS Value Service Class                                           146,428,382      3,849,317
LVIP Mid-Cap Value Service Class                                        15,227,445      4,969,575
LVIP Mondrian International Value Standard Class                         1,121,646      5,022,696
LVIP Mondrian International Value Service Class                         16,684,875     15,303,706
LVIP Money Market Standard Class                                        28,112,691     66,086,363
LVIP Money Market Service Class                                        203,919,849    286,450,552
LVIP SSgA Bond Index Service Class                                     456,750,227     16,411,240
LVIP SSgA Conservative Index Allocation Service Class                    2,705,398         19,221
LVIP SSgA Conservative Structured Allocation Service Class               9,924,880            624
LVIP SSgA Developed International 150 Service Class                     62,438,949      1,585,076
LVIP SSgA Emerging Markets 100 Service Class                            67,456,481     12,325,896

                                                                        AGGREGATE      AGGREGATE
                                                                         COST OF       PROCEEDS
SUBACCOUNT                                                              PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------------

LVIP SSgA Global Tactical Allocation Service Class                    $ 14,956,500   $  9,451,742
LVIP SSgA International Index Service Class                            100,223,470      9,572,057
LVIP SSgA Large Cap 100 Service Class                                  122,160,059     10,672,618
LVIP SSgA Moderate Index Allocation Service Class                        3,927,533            453
LVIP SSgA Moderate Structured Allocation Service Class                  27,064,914            413
LVIP SSgA Moderately Aggressive Index Allocation Service Class           4,636,909            131
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     15,688,184             --
LVIP SSgA S&P 500 Index Standard Class                                     849,157        628,891
LVIP SSgA S&P 500 Index Service Class                                  167,232,325     11,831,314
LVIP SSgA Small-Cap Index Service Class                                 49,452,098     12,042,445
LVIP SSgA Small-Mid Cap 200 Service Class                               49,927,334     15,829,093
LVIP T. Rowe Price Growth Stock Service Class                           27,816,780      9,293,357
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                691,063        623,103
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              14,753,514      5,775,411
LVIP Templeton Growth Service Class                                     27,297,036      7,462,242
LVIP Turner Mid-Cap Growth Service Class                                12,860,395      3,318,912
LVIP Wells Fargo Intrinsic Value Service Class                           4,151,221      7,391,604
LVIP Wilshire 2010 Profile Service Class                                 1,093,554      2,471,024
LVIP Wilshire 2020 Profile Service Class                                 2,735,322      2,014,686
LVIP Wilshire 2030 Profile Service Class                                 1,724,084      2,938,028
LVIP Wilshire 2040 Profile Service Class                                 1,918,878      1,572,248
LVIP Wilshire Conservative Profile Service Class                       100,016,276     53,023,360
LVIP Wilshire Moderate Profile Service Class                           170,091,498     63,836,022
LVIP Wilshire Moderately Aggressive Profile Service Class               96,088,891     42,669,747
Lord Abbett Fundamental Equity Class VC                                  4,531,721        726,276
MFS VIT Core Equity Service Class                                           57,968        689,477
MFS VIT Growth Initial Class                                                19,720        565,040
MFS VIT Growth Service Class                                             4,876,445      2,292,597
MFS VIT Total Return Initial Class                                         537,200      3,058,667
MFS VIT Total Return Service Class                                      32,840,275     29,021,032
MFS VIT Utilities Initial Class                                            626,982      7,563,574
MFS VIT Utilities Service Class                                         21,893,463     28,758,862
Morgan Stanley UIF Capital Growth Class II                                 595,607        286,455
NB AMT Mid-Cap Growth I Class                                            1,885,514     11,155,470
NB AMT Regency I Class                                                   2,390,004     15,584,764
Oppenheimer Global Securities Service Class                              2,408,572        290,094
PIMCO VIT Commodity Real Return Advisor Class                            9,877,647      2,748,399
Putnam VT Global Health Care Class IB                                      231,215        668,364
Putnam VT Growth & Income Class IB                                         119,124        543,172

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                                      NET
                                                                         SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE      OF SHARES     COST OF SHARES
----------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                   1,550,970   $18.99   $   29,452,922   $   25,056,874
ABVPSF Growth and Income Class B                                        9,047,647    17.01      153,900,475      175,664,292
ABVPSF International Value Class B                                     12,001,926    14.77      177,268,453      193,151,432
ABVPSF Large Cap Growth Class B                                           478,731    27.08       12,964,047       11,574,592
ABVPSF Small/Mid Cap Value Class B                                      8,899,255    16.87      150,130,429      127,484,811
American Century VP Inflation Protection Class II                      44,559,622    11.09      494,166,212      472,863,630
American Funds Global Growth Class 2                                   15,434,744    21.48      331,538,292      309,511,021
American Funds Global Small Capitalization Class 2                     19,035,219    21.35      406,401,930      352,820,922
American Funds Growth Class 2                                          35,795,077    54.34    1,945,104,462    1,796,515,700
American Funds Growth-Income Class 2                                   57,403,504    34.25    1,966,070,007    1,914,689,767
American Funds International Class 2                                   42,508,787    17.98      764,307,994      739,992,539
BlackRock Global Allocation V.I. Class III                             42,538,925    14.49      616,389,023      573,660,717
Delaware VIP Diversified Income Service Class                          88,881,909    11.22      997,255,020      912,922,423
Delaware VIP Emerging Markets Service Class                            14,125,201    22.13      312,590,699      264,796,309

                                                                                      NET
                                                                         SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE      OF SHARES     COST OF SHARES
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Standard Class                                  1,924,374   $ 6.04   $   11,623,217   $   10,582,661
Delaware VIP High Yield Service Class                                  53,142,935     6.02      319,920,469      282,880,599
Delaware VIP International Value Equity Standard Class                     31,538    10.61          334,619          448,120
Delaware VIP Limited-Term Diversified Income Service Class             65,144,998    10.09      657,313,026      643,171,255
Delaware VIP REIT Standard Class                                          556,420     9.58        5,330,507        6,882,261
Delaware VIP REIT Service Class                                        11,537,195     9.58      110,526,327      142,127,723
Delaware VIP Small Cap Value Standard Class                               298,057    31.96        9,525,890        6,995,569
Delaware VIP Small Cap Value Service Class                              9,709,535    31.89      309,637,070      261,974,711
Delaware VIP Smid Cap Growth Standard Class                               424,822    22.22        9,439,536        8,298,382
Delaware VIP Smid Cap Growth Service Class                              3,915,964    21.65       84,780,627       75,046,871
Delaware VIP U.S. Growth Service Class                                 15,466,134     8.05      124,502,378      104,830,752
Delaware VIP Value Standard Class                                         374,971    16.49        6,183,266        6,300,172
Delaware VIP Value Service Class                                        7,596,030    16.47      125,106,621      130,650,948
DWS VIP Alternative Asset Allocation Plus Class B                       1,343,989    13.84       18,600,811       17,394,295
DWS VIP Equity 500 Index Class A                                        1,881,290    13.17       24,776,584       22,245,011
DWS VIP Equity 500 Index Class B                                        2,659,454    13.17       35,025,009       32,570,811
DWS VIP Small Cap Index Class A                                           576,123    12.41        7,149,686        6,828,736
DWS VIP Small Cap Index Class B                                         1,328,876    12.40       16,478,059       16,468,287
Fidelity VIP Contrafund Service Class 2                                39,940,429    23.49      938,200,679      950,103,795
Fidelity VIP Equity-Income Initial Class                                  367,674    19.02        6,993,151        8,308,563
Fidelity VIP Equity-Income Service Class 2                              2,426,420    18.75       45,495,370       53,177,585
Fidelity VIP Growth Initial Class                                         152,418    37.09        5,653,197        6,491,114
Fidelity VIP Growth Service Class 2                                     1,980,659    36.72       72,729,806       65,556,473
Fidelity VIP Mid Cap Service Class 2                                   12,565,829    32.13      403,740,103      353,601,659
Fidelity VIP Overseas Initial Class                                       136,274    16.77        2,285,321        2,393,385
Fidelity VIP Overseas Service Class 2                                   5,236,166    16.62       87,025,083       88,569,125
FTVIPT Franklin Income Securities Class 2                              33,661,292    14.82      498,860,342      498,843,342
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                 5,362,905    21.53      115,463,343       98,486,117
FTVIPT Mutual Shares Securities Class 2                                31,889,486    15.95      508,637,307      494,693,232
FTVIPT Templeton Global Bond Securities Class 2                        34,068,581    19.49      663,996,655      573,055,300
FTVIPT Templeton Growth Securities Class 2                              5,754,363    11.01       63,355,539       74,064,956
Goldman Sachs VIT Large Cap Value Service Class                         9,207,095    10.23       94,188,587       85,322,671
Invesco V.I. Capital Appreciation Series I                                135,953    23.30        3,167,707        3,514,679
Invesco V.I. Capital Appreciation Series II                                73,494    22.92        1,684,479        1,785,108
Invesco V.I. Core Equity Series I                                         393,904    27.03       10,647,234        9,823,317
Invesco V.I. Core Equity Series II                                        142,030    26.82        3,809,256        3,498,248
Invesco V.I. International Growth Series I                                133,880    28.69        3,841,028        2,511,705
Invesco V.I. International Growth Series II                               120,371    28.35        3,412,517        2,565,207
Janus Aspen Series Balanced Service Class                                 814,222    29.42       23,954,408       20,671,032
Janus Aspen Series Enterprise Service Class                               218,130    37.53        8,186,405        5,975,711
Janus Aspen Series Worldwide Service Class                                 63,529    29.80        1,893,160        1,701,988
LVIP American Global Growth Service Class II                              204,557    12.46        2,549,397        2,497,585
LVIP American Global Small Capitalization Service Class II                255,570    12.85        3,284,591        3,231,272
LVIP American Growth Service Class II                                     971,569    12.58       12,222,342       12,019,111
LVIP American Growth-Income Service Class II                              691,293    12.26        8,475,943        8,341,515
LVIP American International Service Class II                              477,233    12.36        5,896,216        5,816,898
LVIP Baron Growth Opportunities Service Class                           2,908,707    30.27       88,046,566       71,824,715
LVIP BlackRock Inflation Protected Bond Service Class                   1,383,663    10.13       14,013,741       14,053,136
LVIP Capital Growth Service Class                                       5,678,755    25.56      145,143,291      116,932,438
LVIP Cohen & Steers Global Real Estate Service Class                    9,774,582     7.44       72,674,014       64,304,837
LVIP Columbia Value Opportunities Service Class                         1,432,208    10.53       15,075,418       12,482,093
LVIP Delaware Bond Standard Class                                      14,827,587    13.70      203,063,801      192,385,507
LVIP Delaware Bond Service Class                                      109,247,513    13.70    1,496,363,181    1,445,272,459
LVIP Delaware Diversified Floating Rate Service Class                   1,177,577    10.09       11,877,043       11,878,298
LVIP Delaware Foundation Aggressive Allocation Standard Class           1,051,916    12.38       13,018,509       13,882,037
LVIP Delaware Foundation Aggressive Allocation Service Class            2,402,254    12.37       29,718,286       30,824,481
LVIP Delaware Growth and Income Service Class                           1,227,267    28.93       35,502,391       34,218,940
LVIP Delaware Social Awareness Standard Class                             405,807    30.57       12,406,734       10,963,629
LVIP Delaware Social Awareness Service Class                            1,613,218    30.52       49,240,242       45,757,810
LVIP Delaware Special Opportunities Service Class                         685,451    39.29       26,929,988       22,498,117
LVIP Global Income Service Class                                       20,293,619    11.59      235,182,745      228,350,803

                                                                                      NET
                                                                         SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE      OF SHARES     COST OF SHARES
----------------------------------------------------------------------------------------------------------------------------
LVIP Janus Capital Appreciation Standard Class                            131,406   $21.50   $    2,825,619   $    2,394,495
LVIP Janus Capital Appreciation Service Class                           2,980,657    21.35       63,634,037       54,128,148
LVIP JPMorgan High Yield Service Class                                    305,866    10.37        3,171,835        3,160,360
LVIP MFS International Growth Service Class                             7,738,801    12.52       96,858,831       88,878,435
LVIP MFS Value Service Class                                           17,953,882    22.80      409,366,474      358,070,132
LVIP Mid-Cap Value Service Class                                        2,877,809    14.18       40,810,224       33,506,540
LVIP Mondrian International Value Standard Class                        1,452,691    15.45       22,439,723       23,666,643
LVIP Mondrian International Value Service Class                         7,220,401    15.44      111,490,217      119,265,310
LVIP Money Market Standard Class                                        6,669,078    10.00       66,690,777       66,690,772
LVIP Money Market Service Class                                        34,355,205    10.00      343,552,049      343,552,040
LVIP SSgA Bond Index Service Class                                     86,390,257    10.98      948,478,634      924,357,476
LVIP SSgA Conservative Index Allocation Service Class                     257,193    10.51        2,703,359        2,686,375
LVIP SSgA Conservative Structured Allocation Service Class                955,531    10.46        9,998,682        9,924,380
LVIP SSgA Developed International 150 Service Class                    16,161,347     8.55      138,244,165      117,228,610
LVIP SSgA Emerging Markets 100 Service Class                           12,057,943    13.96      168,340,941      121,995,908
LVIP SSgA Global Tactical Allocation Service Class                      6,237,888    10.32       64,343,813       68,755,776
LVIP SSgA International Index Service Class                            25,022,671     7.93      198,529,872      172,449,794
LVIP SSgA Large Cap 100 Service Class                                  27,976,368    10.34      289,275,649      230,922,078
LVIP SSgA Moderate Index Allocation Service Class                         370,745    10.72        3,975,865        3,927,099
LVIP SSgA Moderate Structured Allocation Service Class                  2,573,231    10.63       27,343,157       27,065,966
LVIP SSgA Moderately Aggressive Index Allocation Service Class            430,227    10.86        4,673,551        4,636,806
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     1,457,423    10.92       15,919,430       15,700,723
LVIP SSgA S&P 500 Index Standard Class                                    228,344     8.82        2,012,856        1,677,747
LVIP SSgA S&P 500 Index Service Class                                  47,555,704     8.82      419,441,313      353,141,230
LVIP SSgA Small-Cap Index Service Class                                 6,866,800    17.91      122,970,660       96,395,855
LVIP SSgA Small-Mid Cap 200 Service Class                               7,381,169    12.86       94,907,064       72,698,115
LVIP T. Rowe Price Growth Stock Service Class                           4,025,600    17.65       71,067,939       59,037,131
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               199,687    14.43        2,881,488        2,121,042
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              3,350,163    14.17       47,475,160       36,748,797
LVIP Templeton Growth Service Class                                     4,013,036    25.51      102,380,570      102,893,094
LVIP Turner Mid-Cap Growth Service Class                                2,636,509    11.18       29,470,899       25,836,065
LVIP Wells Fargo Intrinsic Value Service Class                          2,058,971    13.35       27,483,144       26,695,555
LVIP Wilshire 2010 Profile Service Class                                  814,596    10.56        8,599,695        7,332,355
LVIP Wilshire 2020 Profile Service Class                                1,777,968    10.22       18,174,391       15,584,583
LVIP Wilshire 2030 Profile Service Class                                1,051,787    10.16       10,684,055        8,819,554
LVIP Wilshire 2040 Profile Service Class                                  639,188     9.69        6,193,731        5,012,671
LVIP Wilshire Conservative Profile Service Class                       31,484,084    12.03      378,847,970      348,157,559
LVIP Wilshire Moderate Profile Service Class                           90,383,018    11.93    1,077,817,488    1,015,405,769
LVIP Wilshire Moderately Aggressive Profile Service Class              56,929,577    11.42      650,249,634      642,475,823
Lord Abbett Fundamental Equity Class VC                                   564,945    17.66        9,976,924        8,111,133
MFS VIT Core Equity Service Class                                         175,098    15.59        2,729,770        2,174,201
MFS VIT Growth Initial Class                                              127,516    24.69        3,148,374        3,420,992
MFS VIT Growth Service Class                                              597,781    24.27       14,508,145       11,417,264
MFS VIT Total Return Initial Class                                        755,737    18.71       14,139,835       13,984,643
MFS VIT Total Return Service Class                                     17,386,842    18.48      321,308,840      321,092,395
MFS VIT Utilities Initial Class                                           488,933    25.27       12,355,335       10,692,416
MFS VIT Utilities Service Class                                         7,069,900    24.95      176,394,007      169,954,577
Morgan Stanley UIF Capital Growth Class II                                 61,684    20.39        1,257,742          954,928
NB AMT Mid-Cap Growth I Class                                           1,941,303    27.42       53,230,537       37,512,567
NB AMT Regency I Class                                                  3,590,462    15.36       55,149,491       49,253,275
Oppenheimer Global Securities Service Class                               126,987    30.04        3,814,702        3,292,040
PIMCO VIT Commodity Real Return Advisor Class                           1,307,420     9.06       11,845,225       11,086,744
Putnam VT Global Health Care Class IB                                     235,626    12.24        2,884,064        2,726,515
Putnam VT Growth & Income Class IB                                        123,566    16.23        2,005,482        2,466,795

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                  1,085,618    (1,453,893)      (368,275)
ABVPSF Growth and Income Class B                                       2,893,477    (3,444,490)      (551,013)
ABVPSF International Value Class B                                    13,016,765    (5,190,691)     7,826,074
ABVPSF Large Cap Growth Class B                                           63,884      (451,420)      (387,536)
ABVPSF Small/Mid Cap Value Class B                                     3,922,325    (2,782,329)     1,139,996
American Century VP Inflation Protection Class II                     20,682,401   (12,718,173)     7,964,228
American Funds Global Growth Class 2                                   7,319,108    (5,447,184)     1,871,924
American Funds Global Small Capitalization Class 2                    10,007,335    (5,427,981)     4,579,354
American Funds Growth Class 2                                         26,558,548   (30,318,423)    (3,759,875)
American Funds Growth-Income Class 2                                  35,327,133   (29,383,120)     5,944,013
American Funds International Class 2                                  13,001,343   (11,025,063)     1,976,280
BlackRock Global Allocation V.I. Class III                            39,714,371    (7,791,528)    31,922,843
Delaware VIP Diversified Income Service Class                         32,856,279   (15,799,052)    17,057,227
Delaware VIP Emerging Markets Service Class                            7,077,601    (4,194,784)     2,882,817
Delaware VIP High Yield Standard Class                                   700,762      (524,846)       175,916
Delaware VIP High Yield Service Class                                  9,015,344    (7,627,782)     1,387,562
Delaware VIP International Value Equity Standard Class                       158        (4,463)        (4,305)
Delaware VIP Limited-Term Diversified Income Service Class            38,717,379   (14,214,150)    24,503,229
Delaware VIP REIT Standard Class                                          15,961       (50,539)       (34,578)
Delaware VIP REIT Service Class                                        2,522,529    (2,318,799)       203,730
Delaware VIP Small Cap Value Standard Class                               67,880      (146,245)       (78,365)
Delaware VIP Small Cap Value Service Class                             5,701,619    (5,852,076)      (150,457)
Delaware VIP Smid Cap Growth Standard Class                              460,962       (18,895)       442,067
Delaware VIP Smid Cap Growth Service Class                             6,393,268      (523,650)     5,869,618
Delaware VIP Trend Standard Class                                         92,555      (624,372)      (531,817)
Delaware VIP Trend Service Class                                       1,329,068    (7,551,061)    (6,221,993)
Delaware VIP U.S. Growth Service Class                                 7,789,330    (2,446,332)     5,342,998
Delaware VIP Value Standard Class                                         23,936       (75,462)       (51,526)
Delaware VIP Value Service Class                                       2,216,516    (2,719,882)      (503,366)
DWS VIP Alternative Asset Allocation Plus Class B                      1,533,502      (342,584)     1,190,918
DWS VIP Equity 500 Index Class A                                          75,716      (484,165)      (408,449)
DWS VIP Equity 500 Index Class B                                         368,432      (631,043)      (262,611)
DWS VIP Small Cap Index Class A                                           15,199      (114,832)       (99,633)
DWS VIP Small Cap Index Class B                                          326,127      (629,559)      (303,432)
Fidelity VIP Contrafund Service Class 2                               15,939,049   (13,389,766)     2,549,283
Fidelity VIP Equity-Income Initial Class                                   6,042      (134,471)      (128,429)
Fidelity VIP Equity-Income Service Class 2                               125,441      (956,956)      (831,515)
Fidelity VIP Growth Initial Class                                         22,418      (131,374)      (108,956)
Fidelity VIP Growth Service Class 2                                    2,686,129    (2,498,304)       187,825
Fidelity VIP Mid Cap Service Class 2                                  12,109,804    (6,924,983)     5,184,821
Fidelity VIP Overseas Initial Class                                        8,678       (51,363)       (42,685)
Fidelity VIP Overseas Service Class 2                                  2,044,756    (1,800,939)       243,817
FTVIPT Franklin Income Securities Class 2                             15,131,221   (12,193,691)     2,937,530
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                3,449,782    (2,914,212)       535,570
FTVIPT Mutual Shares Securities Class 2                               24,210,922    (8,573,301)    15,637,621
FTVIPT Templeton Global Bond Securities Class 2                        8,467,491   (11,625,967)    (3,158,476)
FTVIPT Templeton Growth Securities Class 2                               799,205    (1,764,135)      (964,930)
Goldman Sachs VIT Large Cap Value Service Class                        5,707,729      (389,772)     5,317,957
Invesco V.I. Capital Appreciation Series I                                 8,705      (104,729)       (96,024)
Invesco V.I. Capital Appreciation Series II                               10,718       (41,671)       (30,953)
Invesco V.I. Core Equity Series I                                         10,038      (248,089)      (238,051)
Invesco V.I. Core Equity Series II                                        13,151       (45,144)       (31,993)
Invesco V.I. International Growth Series I                                 3,939       (76,820)       (72,881)
Invesco V.I. International Growth Series II                               15,001       (55,249)       (40,248)
Janus Aspen Series Balanced Service Class                                148,265      (424,010)      (275,745)
Janus Aspen Series Enterprise Service Class                               20,048      (126,311)      (106,263)
Janus Aspen Series Worldwide Service Class                                15,834       (37,502)       (21,668)
LVIP American Global Growth Service Class II                             215,949           (54)       215,895
LVIP American Global Small Capitalization Service Class II               273,922        (1,036)       272,886

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
LVIP American Growth Service Class II                                  1,013,881       (11,077)     1,002,804
LVIP American Growth-Income Service Class II                             722,088        (5,270)       716,818
LVIP American International Service Class II                             494,640        (2,939)       491,701
LVIP Baron Growth Opportunities Service Class                          3,348,885    (2,384,227)       964,658
LVIP BlackRock Inflation Protected Bond Service Class                  1,474,855       (73,613)     1,401,242
LVIP Capital Growth Service Class                                     10,151,580    (2,264,483)     7,887,097
LVIP Cohen & Steers Global Real Estate Service Class                   4,759,288    (3,533,472)     1,225,816
LVIP Columbia Value Opportunities Service Class                        1,337,472      (664,401)       673,071
LVIP Delaware Bond Standard Class                                      1,632,534    (3,814,956)    (2,182,422)
LVIP Delaware Bond Service Class                                      55,026,043   (19,469,385)    35,556,658
LVIP Delaware Diversified Floating Rate Service Class                  1,314,659       (86,272)     1,228,387
LVIP Delaware Foundation Aggressive Allocation Standard Class             20,681      (252,900)      (232,219)
LVIP Delaware Foundation Aggressive Allocation Service Class             580,632    (1,274,499)      (693,867)
LVIP Delaware Growth and Income Service Class                          1,224,078      (902,407)       321,671
LVIP Delaware Social Awareness Standard Class                             36,556      (192,101)      (155,545)
LVIP Delaware Social Awareness Service Class                             772,638    (1,059,421)      (286,783)
LVIP Delaware Special Opportunities Service Class                      2,355,302    (1,008,452)     1,346,850
LVIP Global Income Service Class                                      18,503,099    (3,326,368)    15,176,731
LVIP Janus Capital Appreciation Standard Class                            28,207       (49,588)       (21,381)
LVIP Janus Capital Appreciation Service Class                          1,803,924    (1,503,050)       300,874
LVIP JPMorgan High Yield Service Class                                   311,018       (10,162)       300,856
LVIP MFS International Growth Service Class                            8,220,808    (3,827,512)     4,393,296
LVIP MFS Value Service Class                                          23,585,825    (5,361,811)    18,224,014
LVIP Mid-Cap Value Service Class                                       3,151,793    (1,667,491)     1,484,302
LVIP Mondrian International Value Standard Class                          85,401      (327,403)      (242,002)
LVIP Mondrian International Value Service Class                        2,413,705    (2,234,437)       179,268
LVIP Money Market Standard Class                                       4,768,704    (8,111,422)    (3,342,718)
LVIP Money Market Service Class                                       38,621,313   (46,108,576)    (7,487,263)
LVIP SSgA Bond Index Service Class                                    53,021,842   (13,685,328)    39,336,514
LVIP SSgA Conservative Index Allocation Service Class                    287,801        (5,413)       282,388
LVIP SSgA Conservative Structured Allocation Service Class             1,056,130       (35,989)     1,020,141
LVIP SSgA Developed International 150 Service Class                    9,717,760    (2,577,338)     7,140,422
LVIP SSgA Emerging Markets 100 Service Class                           8,393,017    (3,794,619)     4,598,398
LVIP SSgA Global Tactical Allocation Service Class                     1,941,400    (1,408,331)       533,069
LVIP SSgA International Index Service Class                           16,950,024    (5,161,034)    11,788,990
LVIP SSgA Large Cap 100 Service Class                                 17,104,763    (5,668,281)    11,436,482
LVIP SSgA Moderate Index Allocation Service Class                        387,697          (907)       386,790
LVIP SSgA Moderate Structured Allocation Service Class                 2,768,223       (61,399)     2,706,824
LVIP SSgA Moderately Aggressive Index Allocation Service Class           542,516          (304)       542,212
LVIP SSgA Moderately Aggressive Structured Allocation Service Class    1,614,010      (130,775)     1,483,235
LVIP SSgA S&P 500 Index Standard Class                                   121,009       (93,768)        27,241
LVIP SSgA S&P 500 Index Service Class                                 26,045,045    (8,056,517)    17,988,528
LVIP SSgA Small-Cap Index Service Class                                9,539,452    (4,616,922)     4,922,530
LVIP SSgA Small-Mid Cap 200 Service Class                              5,930,468    (3,016,757)     2,913,711
LVIP T. Rowe Price Growth Stock Service Class                          4,878,925    (2,571,450)     2,307,475
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               51,533       (46,552)         4,981
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class             1,664,203      (952,172)       712,031
LVIP Templeton Growth Service Class                                    5,920,732    (3,263,039)     2,657,693
LVIP Turner Mid-Cap Growth Service Class                               1,961,405      (891,347)     1,070,058
LVIP Wells Fargo Intrinsic Value Service Class                           752,803    (1,109,373)      (356,570)
LVIP Wilshire 2010 Profile Service Class                                 129,836      (260,632)      (130,796)
LVIP Wilshire 2020 Profile Service Class                                 349,888      (253,795)        96,093
LVIP Wilshire 2030 Profile Service Class                                 204,204      (337,223)      (133,019)
LVIP Wilshire 2040 Profile Service Class                                 254,851      (198,822)        56,029
LVIP Wilshire Conservative Profile Service Class                      13,472,502    (9,964,020)     3,508,482
LVIP Wilshire Moderate Profile Service Class                          26,042,915   (17,670,152)     8,372,763
LVIP Wilshire Moderately Aggressive Profile Service Class             14,245,677    (9,948,514)     4,297,163
Lord Abbett Fundamental Equity Class VC                                  362,842       (87,204)       275,638
MFS VIT Core Equity Service Class                                          3,664       (57,541)       (53,877)
MFS VIT Growth Initial Class                                               3,977       (50,102)       (46,125)
MFS VIT Growth Service Class                                             669,186      (425,245)       243,941
MFS VIT Total Return Initial Class                                        20,729      (212,459)      (191,730)

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
MFS VIT Total Return Service Class                                     6,329,473    (5,884,163)       445,310
MFS VIT Utilities Initial Class                                           25,247      (383,054)      (357,807)
MFS VIT Utilities Service Class                                        2,714,593    (3,183,456)      (468,863)
Morgan Stanley UIF Capital Growth Class II                                35,383       (16,136)        19,247
NB AMT Mid-Cap Growth I Class                                            326,215      (917,422)      (591,207)
NB AMT Regency I Class                                                   383,025    (1,212,017)      (828,992)
Oppenheimer Global Securities Service Class                              162,561       (25,737)       136,824
PIMCO VIT Commodity Real Return Advisor Class                            807,187      (364,501)       442,686
Putnam VT Global Health Care Class IB                                     20,536       (59,119)       (38,583)
Putnam VT Growth & Income Class IB                                         9,063       (50,745)       (41,682)

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation Series I                                12,699      (156,987)      (144,288)
Invesco V.I. Capital Appreciation Series II                               76,365      (148,866)       (72,501)
Invesco V.I. Core Equity Series I                                         31,519      (276,949)      (245,430)
Invesco V.I. Core Equity Series II                                        21,914      (111,386)       (89,472)
Invesco V.I. International Growth Series I                                10,883       (95,487)       (84,604)
Invesco V.I. International Growth Series II                               20,468       (79,647)       (59,179)
ABVPSF Global Thematic Growth Class B                                  2,051,800    (1,942,295)       109,505
ABVPSF Growth and Income Class B                                       3,564,852    (3,952,796)      (387,944)
ABVPSF International Value Class B                                     9,156,715    (8,794,534)       362,181
ABVPSF Large Cap Growth Class B                                          114,801      (625,285)      (510,484)
ABVPSF Small/Mid Cap Value Class B                                     3,075,237    (3,724,738)      (649,501)
American Century VP Inflation Protection Class II                     20,122,319    (8,787,665)    11,334,654
American Funds Global Growth Class 2                                   7,109,487    (8,572,725)    (1,463,238)
American Funds Global Small Capitalization Class 2                     9,257,832    (6,982,691)     2,275,141
American Funds Growth Class 2                                         43,820,266   (26,880,586)    16,939,680
American Funds Growth-Income Class 2                                  48,658,004   (26,969,791)    21,688,213
American Funds International Class 2                                  10,742,728   (17,453,198)    (6,710,470)
BlackRock Global Allocation V.I. Class III                            19,088,726    (1,465,278)    17,623,448
Delaware VIP Diversified Income Service Class                         29,854,212   (12,029,835)    17,824,377
Delaware VIP Emerging Markets Service Class                            5,518,397    (6,597,643)    (1,079,246)
Delaware VIP High Yield Standard Class                                   315,528      (603,686)      (288,158)
Delaware VIP High Yield Service Class                                 12,025,876   (10,251,240)     1,774,636
Delaware VIP International Value Equity Standard Class                         9       (11,941)       (11,932)
Delaware VIP Limited-Term Diversified Income Service Class            33,925,422    (9,885,406)    24,040,016
Delaware VIP REIT Standard Class                                          18,621      (121,373)      (102,752)
Delaware VIP REIT Service Class                                        1,405,083    (3,476,780)    (2,071,697)
Delaware VIP Small Cap Value Standard Class                               21,668      (203,727)      (182,059)
Delaware VIP Small Cap Value Service Class                             5,066,013    (8,204,897)    (3,138,884)
Delaware VIP Trend Standard Class                                         18,764      (163,977)      (145,213)
Delaware VIP Trend Service Class                                       1,237,102    (2,410,929)    (1,173,827)
Delaware VIP U.S. Growth Service Class                                 4,701,756    (1,222,133)     3,479,623
Delaware VIP Value Standard Class                                         30,322      (153,175)      (122,853)
Delaware VIP Value Service Class                                       3,741,595    (2,648,011)     1,093,584
DWS VIP Alternative Asset Allocation Plus Class B                        644,968      (359,663)       285,305
DWS VIP Equity 500 Index Class A                                         213,155      (714,332)      (501,177)
DWS VIP Equity 500 Index Class B                                         634,556      (828,109)      (193,553)
DWS VIP Small Cap Index Class A                                           39,899      (125,542)       (85,643)
DWS VIP Small Cap Index Class B                                          248,132      (776,606)      (528,474)
Fidelity VIP Contrafund Service Class 2                               22,176,213   (11,919,294)    10,256,919
Fidelity VIP Equity-Income Initial Class                                  29,282      (229,417)      (200,135)
Fidelity VIP Equity-Income Service Class 2                               420,667    (1,464,168)    (1,043,501)
Fidelity VIP Growth Initial Class                                         38,360      (168,846)      (130,486)
Fidelity VIP Growth Service Class 2                                    2,693,974    (3,035,355)      (341,381)
Fidelity VIP Mid Cap Service Class 2                                   9,554,461   (12,156,152)    (2,601,691)
Fidelity VIP Overseas Initial Class                                       14,086       (79,986)       (65,900)
Fidelity VIP Overseas Service Class 2                                  1,588,891    (2,644,162)    (1,055,271)
FTVIPT Franklin Income Securities Class 2                             16,746,396   (22,248,303)    (5,501,907)

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                2,937,950    (3,228,940)      (290,990)
FTVIPT Mutual Shares Securities Class 2                               21,424,713   (15,380,474)     6,044,239
FTVIPT Templeton Global Bond Securities Class 2                       23,309,005   (11,522,075)    11,786,930
FTVIPT Templeton Growth Securities Class 2                               675,644    (3,675,267)    (2,999,623)
Goldman Sachs VIT Large Cap Value Service Class                        1,835,322       (74,219)     1,761,103
Janus Aspen Series Balanced Service Class                                212,086      (493,856)      (281,770)
Janus Aspen Series Enterprise Service Class                               99,320      (223,683)      (124,363)
Janus Aspen Series Worldwide Service Class                                14,476       (69,037)       (54,561)
LVIP Baron Growth Opportunities Service Class                          3,881,281    (3,205,282)       675,999
LVIP Capital Growth Service Class                                      6,369,699      (621,253)     5,748,446
LVIP Cohen & Steers Global Real Estate Service Class                   5,609,889    (5,235,051)       374,838
LVIP Columbia Value Opportunities Service Class                        1,145,257      (776,739)       368,518
LVIP Delaware Bond Standard Class                                      1,888,779    (4,400,453)    (2,511,674)
LVIP Delaware Bond Service Class                                      41,358,645   (15,802,571)    25,556,074
LVIP Delaware Foundation Aggressive Allocation Standard Class            141,276      (537,095)      (395,819)
LVIP Delaware Foundation Aggressive Allocation Service Class             987,418    (2,514,096)    (1,526,678)
LVIP Delaware Growth and Income Service Class                          1,547,249      (720,444)       826,805
LVIP Delaware Social Awareness Standard Class                             67,697      (312,840)      (245,143)
LVIP Delaware Social Awareness Service Class                             907,644    (1,236,432)      (328,788)
LVIP Delaware Special Opportunities Service Class                      1,167,924    (1,052,140)       115,784
LVIP Global Income Service Class                                       5,830,614      (470,399)     5,360,215
LVIP Janus Capital Appreciation Standard Class                            51,506       (93,099)       (41,593)
LVIP Janus Capital Appreciation Service Class                          3,118,350    (1,434,567)     1,683,783
LVIP MFS International Growth Service Class                            5,817,745    (2,755,833)     3,061,912
LVIP MFS Value Service Class                                          21,950,143    (4,638,095)    17,312,048
LVIP Mid-Cap Value Service Class                                       2,511,409    (1,809,436)       701,973
LVIP Mondrian International Value Standard Class                         119,087      (500,141)      (381,054)
LVIP Mondrian International Value Service Class                        2,483,843    (3,245,735)      (761,892)
LVIP Money Market Standard Class                                       8,620,860   (15,169,098)    (6,548,238)
LVIP Money Market Service Class                                       36,640,771   (54,295,093)   (17,654,322)
LVIP SSgA Bond Index Service Class                                    41,206,464    (7,409,280)    33,797,184
LVIP SSgA Developed International 150 Service Class                    7,356,912    (2,421,576)     4,935,336
LVIP SSgA Emerging Markets 100 Service Class                           7,603,284    (2,609,901)     4,993,383
LVIP SSgA International Index Service Class                           10,965,027    (2,626,837)     8,338,190
LVIP SSgA Large Cap 100 Service Class                                 14,491,826    (3,887,356)    10,604,470
LVIP SSgA S&P 500 Index Standard Class                                   162,490       (55,742)       106,748
LVIP SSgA S&P 500 Index Service Class                                 21,466,791    (5,468,231)    15,998,560
LVIP SSgA Small-Cap Index Service Class                                7,282,574    (2,675,405)     4,607,169
LVIP SSgA Small-Mid Cap 200 Service Class                              4,275,270    (1,518,376)     2,756,894
LVIP T. Rowe Price Growth Stock Service Class                          4,965,784    (1,194,980)     3,770,804
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               83,388       (68,064)        15,324
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class             1,734,342      (997,946)       736,396
LVIP Templeton Growth Service Class                                    5,074,169    (6,061,437)      (987,268)
LVIP Turner Mid-Cap Growth Service Class                               1,292,996    (1,267,301)        25,695
LVIP Wells Fargo Intrinsic Value Service Class                         1,551,632    (1,478,058)        73,574
LVIP Wilshire 2010 Profile Service Class                                 841,033      (637,147)       203,886
LVIP Wilshire 2020 Profile Service Class                                 842,494      (408,650)       433,844
LVIP Wilshire 2030 Profile Service Class                               1,040,025      (463,534)       576,491
LVIP Wilshire 2040 Profile Service Class                                 993,428      (885,558)       107,870
LVIP SSgA Global Tactical Allocation Service Class                     2,014,693    (5,536,363)    (3,521,670)
LVIP Wilshire Conservative Profile Service Class                      15,415,141    (9,606,383)     5,808,758
LVIP Wilshire Moderate Profile Service Class                          23,492,422   (17,225,012)     6,267,410
LVIP Wilshire Moderately Aggressive Profile Service Class             11,065,549    (8,578,724)     2,486,825
Lord Abbett Fundamental Equity Class VC                                  384,624       (32,564)       352,060
MFS VIT Core Equity Service Class                                         93,874      (178,520)       (84,646)
MFS VIT Growth Initial Class                                              15,106       (94,801)       (79,695)
MFS VIT Growth Service Class                                             665,211      (466,460)       198,751
MFS VIT Total Return Initial Class                                        42,515      (354,953)      (312,438)
MFS VIT Total Return Service Class                                     6,994,589    (6,589,572)       405,017
MFS VIT Utilities Initial Class                                          366,541      (475,037)      (108,496)
MFS VIT Utilities Service Class                                        3,543,895    (5,845,743)    (2,301,848)
NB AMT Mid-Cap Growth I Class                                            401,560    (1,656,862)    (1,255,302)

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
NB AMT Regency I Class                                                   337,689    (1,659,551)    (1,321,862)
Oppenheimer Global Securities Service Class                               84,436        (3,234)        81,202
PIMCO VIT Commodity Real Return Advisor Class                            446,780      (115,334)       331,446
Putnam VT Global Health Care Class IB                                     26,938      (278,344)      (251,406)
Putnam VT Growth & Income Class IB                                        14,145      (129,413)      (115,268)
Morgan Stanley UIF Capital Growth Class II                                43,448        (2,391)        41,057

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 6, 2011

                    Lincoln Life Variable Annuity Account N

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2010

     Statement of Operations - Year ended December 31, 2010

     Statements of Changes in Net Assets - Years ended December 31, 2010 and
     2009

     Notes to Financial Statements - December 31, 2010

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2010 and 2009

     Consolidated Statements of Income - Years ended December 31, 2010, 2009, and 2008

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2010, 2009, and 2008

     Consolidated Statements of Cash Flows - Years ended December 31, 2010, 2009, and 2008

     Notes to Consolidated Financial Statements - December 31, 2010

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.

(2) None

(3) (a) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (b) Amendment to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29,
   1999.

   (c) Amendment to Schedule A of Selling Group Agreement dated February 14, 2000 incorporated herein by reference to Post-Effective Amendment No. 5
   (File No. 333-40937) filed on April 19, 2000.

   (d) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.

   (e) ChoicePlus Selling Agreement for Affiliates incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.

   (f) Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4) (a) ChoicePlus Bonus Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.

   (b) ChoicePlus Bonus Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-40937) filed on April 12, 2001.

   (c) ChoicePlus Bonus and ChoicePlus II Bonus Income4Life Solution (IRA) Rider incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.

   (d) ChoicePlus Bonus and ChoicePlus II Bonus Income4Life Solution (NQ) Rider incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.

   (e) ChoicePlus II Bonus Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (f) ChoicePlus II Bonus Annuity Payment Option Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (g) ChoicePlus II Bonus Interest Adjusted Fixed Account Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (h) ChoicePlus II Bonus 1% Step-up Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (i) ChoicePlus II Bonus Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (j) ChoicePlus II Bonus 1% Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (k) ChoicePlus II Bonus Bonus Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (l) ChoicePlus II Bonus Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (m) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36304) filed on October 11, 2002.

   (n) Accumulation Benefit Enhancement Rider (ABE) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.

   (o) Estate Enhancement Benefit Rider with 5% Step-Up Death Benefit incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.

   (p) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36304) filed on October
   11, 2002.

   (q) 28877-E IRA Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (r) 28877 IRA Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (s) 5305 IRA Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (t) Contract Benefit Data (I4LA-CB 8/02) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24,
   2003.

   (u) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24,
   2003.

   (v) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24,
   2003.

   (w) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (x) Variable Annuity Income Rider (I4LA-NQ 10/02) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (y) Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (z) Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (aa) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (bb) ABE prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (cc) 1% stepup and EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24,
   2003.

   (dd) EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (ee) 1% stepup and DB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (ff) EGMDB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (gg) GOP prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (hh) Variable Annuity Income Rider (i4L-NQ-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.

   (ii) Variable Annuity Income Rider (i4L-NQ 8/03) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.

   (jj) Variable Annuity Income Rider (i4L-Q-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.

   (kk) Variable Annuity Income Rider (i4L-Q 8/03) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.

   (ll) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-35780) filed on June 9, 2004.

   (mm) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (nn) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (oo) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (pp) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (qq) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 ( File No. 333-36136) filed on April 4, 2006.

   (rr) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ss) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (tt) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (uu) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (vv) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ww) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (xx) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-36304) filed on December
   21, 2006.

   (yy) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36304) filed on April 17, 2007.

   (zz) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36304) filed on April 17, 2007.

   (a-3) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

   (b-3) Variable Annuity Living Benefits Rider (AR 512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (c-3) Variable Annuity Living Benefits Rider (AR 512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (d-3) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (e-3) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (f-3) Bonus Rider (32146 4/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-35780) filed on April 7, 2009.

   (g-3) SmartIncome Rider and Amendment (AE 525 2/09) incorporated herein by reference to Post-Effective Amendment No. 38 (File No. 333-61554) filed on November 20, 2009.

   (h-3) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (i-3) Contract Benefit Data (CBD 8/10) incorporated herein by reference to
      Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (j-3) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (k-3) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(5) (a) ChoicePlus Bonus Application incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36304) filed on July 19, 2000.

   (b) ChoicePlus II Bonus Application incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (c) ChoicePlus Assurance (Bonus) Application (CPABB 1/08) incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-36304) filed on April 11, 2008.

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) (a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.

   (b) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 138190) filed on April 8, 2008.

     (i) Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.

(8) (a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (ii) DWS Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (iv) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (vi) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (viii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (ix) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (x) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (xi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (xii) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (xiii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (xiv) DWS Variable Series II (f/k/a Scudder/Kemper Investments) incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (xv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (xvi) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) AIM Variable Insurance Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (ii) American Century Investments Variable Products incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (iii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (iv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.

     (v) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (vi) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vii) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (viii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (ix) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (x) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (xi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (xii) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

   (c) Accounting and Financial Administration Services Agreement among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9) (a) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36304) filed on July 19, 2000.

   (b) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-36304) filed on June 8, 2001.

   (c) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective No. 8 (File No. 333-36304) filed on April 24, 2003.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not applicable

(12) Not applicable

(13) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 11
(File No. 333-145531) filed on August 26, 2010.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Dennis R. Glass**             President and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Frederick J. Crawford**       Executive Vice President and Director
Mark E. Konen***              Senior Vice President and Director
Keith J. Ryan*                Vice President and Director
Charles A. Brawley, III**     Vice President and Secretary
C. Phillip Elam, II***        Senior Vice President and Chief Investment Officer
Rise' C.M. Taylor*            Vice President and Treasurer

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

*** Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2011 there were 179,792 contract owners under Account N.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Anant Bhalla*              Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Patricia A. Insley*        Director
Thomas P. O'Neill*         Vice President and Director
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

*** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 54 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 13th day of April, 2011.


      Lincoln Life Variable Annuity Account N (Registrant)
      Lincoln ChoicePlus Bonus, Lincoln ChoicePlus II Bonus, and
      Lincoln ChoicePlus Assurance (Bonus)

      By:   /s/ Delson R. Campbell
            ------------------------------------
            Delson R. Campbell
            Assistant Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)

      By:   /s/ Brian A. Kroll
            ------------------------------------
            Brian A. Kroll
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 13, 2011.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Administrative Officer and Direc-
Charles C. Cornelio              tor
*                                Executive Vice President and Director
------------------------------
Frederick J. Crawford
*                                Senior Vice President and Chief Investment Officer
------------------------------
C. Phillip Elam II
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By:/s/ Delson R. Campbell       Pursuant to a Power of Attorney
 ---------------------------
  Delson R. Campbell